Exhibit 10.19

THE EXCHANGE

KR MISSION BAY, LLC,

a Delaware limited liability company

as Landlord,

and

DROPBOX, INC.,

a Delaware corporation,

as Tenant.

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A	OUTLINE OF THE PREMISES

EXHIBIT A-1	RENTABLE SQUARE FOOTAGE OF EACH FLOOR OF THE PREMISES

EXHIBIT B	WORK LETTER

SCHEDULE 1 TO EXHIBIT B	BASE BUILDING PLANS

SCHEDULE 2 TO EXHIBIT B	BASE BUILDING DEFINITION

SCHEDULE 3 TO EXHIBIT B	DELIVERY CONDITION

SCHEDULE 4 TO EXHIBIT B	LIST OF TENANT DELIVERABLES

SCHEDULE 5 TO EXHIBIT B	DEPICTION OF SHAFT WORK

SCHEDULE 6 TO EXHIBIT B	PURCHASE AGREEMENT EXCERPTS

EXHIBIT C	NOTICE OF LEASE TERM DATES

EXHIBIT D	RULES AND REGULATIONS

EXHIBIT E	FORM OF TENANT ESTOPPEL CERTIFICATE

EXHIBIT F	MISSION BAY REQUIREMENTS

SCHEDULE 1 TO EXHIBIT F	SUCCESSOR PROJECT LABOR AGREEMENT

EXHIBIT G	MARKET RENT ANALYSIS

SCHEDULE 1 TO EXHIBIT G	DEPICTION OF COMPARABLE AREA

EXHIBIT H	RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

EXHIBIT I	FORM OF LETTER OF CREDIT

EXHIBIT I-1	FORM OF INITIAL LETTER OF CREDIT

EXHIBIT I-2	INTENTIONALLY OMITTED

Page

EXHIBIT J	LOCATION OF EXTERIOR SIGNAGE

EXHIBIT J-1	ANTICIPATED LOCATION OF RETAIL SIGNAGE

EXHIBIT K	MULTI-TENANT PROVISIONS

TABLE OF CONTENTS

Page

333 Brannan Building	61
333 Brannan Lease	61
Abatement Condition	17
Abatement Event	63
Addendum	Exhibit F
Additional Rent	18
Adverse Condition	64
Advocate Arbitrators	13
Affiliate	56
Affiliate Threshold	57
Alterations	40
Amortization Interest Rate	19
Anticipated Costs	Exhibit B
Anticipated Over-Allowance Amount	Exhibit B
Appealable Tax Expenses	27
Appeals Notice	27
Applicable Laws	75
Approved Working Drawings	Exhibit B
Arbitration Agreement	14
Architect	Exhibit B
Availability Notice	92
Bank Credit Threat	68
Bank Prime Loan	77
Bankruptcy Code	68
Base Building	41, Exhibit B
Base Building Construction Drawings and Specifications	Exhibit B
Base Building Definition	Exhibit B
Base Building Plans	Exhibit B
Base Building Punch List Items	Exhibit B
Base Rent	16
Base Rent Abatement Amount	17
Base Rent Abatement Period	17
Base, Shell and Core	Exhibit B
BB HVAC System	34
Bicycle Improvements	31
Bicycle Storage Area	31
Bicycles	31
Block 40 Purchase Agreement	Exhibit B
Briefs	14
Brokers	85
Builder’s All Risk	41
Building	Summary
Building Common Areas,	10

Building Hours	36
Building Structure	39
Building Systems	39
Buildings	Summary
CASp	76
CDC	77
CFD Assessments	Exhibit F
CFDs	Exhibit F
City	36
Close-Out Package	Exhibit B
Code	Exhibit B
CofO	Exhibit B
Commercial Kitchen	32
Common Areas	10
Communications Equipment	74
Comparable Buildings	Exhibit G
Comparable Transactions	Exhibit G
Complex	Summary
Concessions	Exhibit G
Construction Documents	Exhibit B
Construction Period	45
Contemplated Effective Date	54
Contemplated Transfer Space	54
Contract	Exhibit B
Contractor	Exhibit B
Control	57
Controllable Expenses	23
Coordination Fee	Exhibit B
Cost Pool	26
Cost Saving Capital Expenditures	19
Costs of Reletting	62
Council	Exhibit F
Covered Property	Exhibit F
Covered Successor	Exhibit F
Current CofO Date	Exhibit B
Damage Termination Date	50
Damage Termination Notice	50
Declaration of Tax Appeal Waiver Agreement	Exhibit F
Default	60
Delay Notice	Exhibit B
Delivery Condition	Exhibit B
Delivery Date	Exhibit B
Delivery Failure Termination Notice	Exhibit B
Delivery Outside Date	Exhibit B
Delivery Termination Effective Date	Exhibit B
Direct Expenses	18

Discretionary Approvals Notice	92
Downsized Space	11
Drawing Change Notice	Exhibit B
Eligibility Period	63
Emergency Repairs	64
Emergency Situation	64
Engineers	Exhibit B
Environmental Covenant	Exhibit F
Estimate	27
Estimate Statement	27
Estimated Direct Expenses	27
Excess Hours	34
Expense Year	18
Extra HVAC Costs	35
FDIC	70
Final Condition	Exhibit B
Final Retention	Exhibit B
Final Space Plan	Exhibit B
Final Working Drawings	Exhibit B
Flower Mart	92
Focil	Exhibit B
Force Majeure	84
Force Majeure Delay	Exhibit B
Generator	38
Generator Facilities	38
Give-Back Parking Passes	79
Governmental Approvals	34
Grant Deed	Exhibit F
Hazardous Substance	30
HVAC	34
HVAC System Hours	34
IA Qualifying Improvements	Exhibit B
Improvement Allowance	Exhibit B
Improvement Allowance Items	Exhibit B
Improvement Allowance Payments	Exhibit B
Improvements	Exhibit B
Infrastructure CFD	Exhibit F
Initial Reduction Date	71
Initial Required Square Footage	Exhibit B
Intention to Transfer Notice	54
Interest Rate	77
Issuing Bank	66
KRFM	92
Landlord	Summary
Landlord Base Rent Abatement Acceleration Election	17
Landlord Bicycle Storage Area	31

Landlord Breach	64
Landlord Caused Delay	Exhibit B
Landlord Event Use Rights	72
Landlord Minor Change	Exhibit B
Landlord Parties	43
Landlord Repair Notice	48
Landlord Use Rights	72
Landlord’s Completion Notice	48
Landlord’s Drawing Contribution	Exhibit B
Landlord’s Initial Statement	15
Landlord’s Project Costs	44
Landlord’s Security Personnel	36
Landlord’s Separate Schedules of Value Notice	Exhibit B
Landlord’s Set-Off Notice	65
L-C	66
L-C Amount	66
LC Expiration Date	67
L-C Reduction Amount	71
L-C Reduction Conditions	71
Lease	1
Lease Commencement Date	Summary
Lease Commencement Date Delay	Exhibit B
Lease Expiration Date	10
Lease Term	10
Lease Year	11
Lines	88
Loss	43
Maintenance CFD	Exhibit F
Management Fee Percentage	20
Market Rent	Exhibit G
Measuring Expense Year	23
Meeting Period	92
Minimum Amount	Exhibit F
Minimum Square Footage	Exhibit B
Mission Bay Requirements	27
Neutral Arbitrator	13
Neutral Audit	29
No Reduction Period	71
Non Contribution Items	Exhibit B
NON IA Qualifying Improvements	Exhibit B
Non Web-Enabled Water Sensors	89
North Building	Summary
North Complex	Summary
North Lobby	10
North Tower	Summary
Notices	84

OFAC	91
Official Records	Exhibit F
OPA	77
Operating Cashflow	71
Operating Expenses	18
Option Exercise Notice	13
Option Interest Notice	12
Option Rent	12
Option Rent Notice	12
Option Term	11
Option to Extend	11
Original Improvements	45
Original Project Labor Agreement	2
Other Improvements	89
Outside Agreement Date	13
Outside Allowance Date	Exhibit B
Outside Restoration Date	50
Over-Allowance Payments	Exhibit B
Parking Facilities	79
Parking Passes	79
Parking Rate	80
Parking Rate Floor	80
Patriot Act	91
Payment Notice	Exhibit B
Percentage	Exhibit B
Permits	Exhibit B
Permitted Capital Expenditures	19
Permitted Transferee	57
Permitted Transferee Assignee	57
Phase	Summary
Phase Designation Notice	9
Phase I Lease Commencement Date	Summary
Phase I Premises	Summary
Phase II Lease Commencement Date	Summary
Phase II Premises	Summary
Phase III Lease Commencement Date	Summary
Phase III Premises	Summary
Premises	9
Prohibited Persons	91
Project	10
Project Common Areas,	10
Project Labor Agreement	Exhibit F
Project Parking Use	81
Proposition 13	24
Provider	88
Public Parking Use	81

Public School CFD	Exhibit F
Rebuttals	14
Receivership	70
Record Set	Exhibit B
Redevelopment Agency	77
Redevelopment Plan	77
Reduction Date	71
Reduction Right	11
Refusal Notice	Exhibit B
REIT	Exhibit B
Relet Term	62
Renewal Premises	11
Renovations	87
Rent	18
Retail Space	Summary
Review Period	29
RMP	1
Roof Deck	72
Roof Deck Users	72
Rules and Regulations	30
Ruling	15
Secured Areas	79
Security Deposit	70
Security Deposit Bank	70
Security Deposit Laws	69
Security Personnel	37
Sensor Areas	89
Separate Schedules of Value Alternative	Exhibit B
Shaft Work	Exhibit B
Shuttle Service	91
Shuttle Service Hours	91
Shuttle Service Riders	91
Six Month Period	55
SNDA	60
South Building	Summary
South Complex	Summary
South Lobby	10
South Tower	Summary
Specialty Alterations	42
Stairwell	34
Statement	26
Subject Space	52
Subleased Parking Passes	80
Submetering Equipment	35
Substantial Completion of the Improvements	Exhibit B
Successor Project Labor Agreement	Exhibit F

Summary	Summary
Superior Holders	60
Tax Exempt Entity	Exhibit F
Tax Expenses	23
Tenant	Summary
Tenant Base Rent Abatement Acceleration Election	17
Tenant Bicycle Storage Area	31
Tenant Change	Exhibit B
Tenant Delay	Exhibit B
Tenant Deliverables	Exhibit B
Tenant Energy Use Disclosure	90
Tenant Parties	43
Tenant-Exempt Tax Expenses	27
Tenant’s Agents	Exhibit B
Tenant’s Availability Interest Notice	92
Tenant’s Initial Statement	15
Tenant’s Interest Notice	92
Tenant’s Off-Premises Equipment	40
Tenant’s Property	58
Tenant’s Rebuttal Statement	15
Tenant’s Security Personnel	36
Tenant’s Security System	37
Tenant’s Share	25
Third Party Contractor	48
Third Party Operator	33
Total Liquidity	71
Transfer	56
Transfer Notice	52
Transfer Premium	54
Transferee	52
Transfers	52
Underlying Documents	77
Unused L-C Proceeds	70
Water Sensors	89
Web-Enabled Water Sensors	89
Work Letter	9

THE EXCHANGE

OFFICE LEASE

This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between KR MISSION BAY, LLC, a Delaware limited liability company (“Landlord”), and DROPBOX, INC., a Delaware corporation (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION
1. Date:	October 6, 2017.
2. Buildings; Premises (Article 1).

2.1 Buildings:	Each of the following is a “Building” and are, collectively, the “Buildings”: (i) , that certain twelve (12)-story building (the “North Tower”) to be located at 1800 Owens, Sector 1, San Francisco, California 94158, containing 299,255 rentable square feet, (ii) that certain six (6)-story building (the “North Building”) to be located at 1800 Owens, Sector 2, San Francisco, California 94158, containing 125,200 rentable square feet, (iii) that certain twelve (12)-story building (the “South Tower”) to be located at 1800 Owens, Sector 3, San Francisco, California 94158, containing 259,551 rentable square feet, and (iv) that certain six (6)-story building (the “South Building”) to be located at 1800 Owens, Sector 4, San Francisco, California 94158, containing 66,365 rentable square feet. The North Tower and the North Building are collectively, the “North Complex”, containing a total of 424,455 rentable square feet. The South Tower and the South Building are collectively, the “South Complex”, containing a total of 325,916 rentable square feet. The North Complex and South Complex are each referred to herein as a “Complex”. The Project contains a total of 750,370 rentable square feet.

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2.2 Premises:

735,700 rentable square feet of space, consisting of all of the office space in the Project, as further set forth in Exhibit A to this Lease, and expressly excluding the approximately 14,670 rentable square feet of retail spaces on the ground floor of the North Complex, with 12,289 rentable square feet in the North Tower and 2,381 rentable square feet in the North Building (collectively, the “Retail Space”). The Premises shall consist of (i) no less than 360,000 rentable square feet within the Project (the “Phase I Premises”), (ii) no less than 200,000 rentable square feet within the Project (the “Phase II Premises”), and the remaining rentable square footage of the office space within the Project (the “Phase III Premises”). The Phase I Premises, Phase II Premises and Phase III Premises are each referred to herein as a “Phase”.

The exact location and size of each Phase shall be determined as set forth in Section 1.1.1 below.

The rentable square footage of each floor of the Premises is as set forth on Exhibit A-1 attached hereto.

3. Lease Term (Article 2).

3.1 Length of Term:	Approximately fifteen (15) years from the “Phase I Lease Commencement Date”, as defined below.

3.2 Lease Commencement Date:	Tenant’s lease of each Phase shall commence separately as set forth below, each date, as applicable, is a “Lease Commencement Date”.

3.2.1 Phase I Lease Commencement Date:	The date (the “Phase I Lease Commencement Date”) that is the later to occur of (i) six (6) months after the date on which Landlord has delivered possession of the Phase I Premises to Tenant in the “Delivery Condition”, as that term is defined in Section 1 of Exhibit B attached hereto and (ii) October 1, 2018, provided, however, that (a) in the event that the Delivery Condition for the Phase I Premises is not achieved by October 1, 2018, the six (6) month period referenced in clause (i) above

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shall be extended by one (1) day for each day after such date until the date that the Delivery Condition is achieved, and (b) in no event shall the Phase I Lease Commencement Date occur until Landlord has caused the “Final Condition” of the Phase I Premises to occur, as that term is defined in Section 1 of Exhibit B attached hereto.

3.2.2 Phase II Lease Commencement Date:	The date (the “Phase II Lease Commencement Date”) that is the earlier to occur of (i) the date upon which Tenant first commences to conduct business in any portion of the Phase II Premises and (ii) the later of (a) six (6) months after the date on which Landlord has delivered possession of the Phase II Premises to Tenant in the Delivery Condition and (b) April 1, 2019, provided, however, in no event shall the Phase II Lease Commencement Date occur under this clause (ii) until Landlord has caused the Final Condition of the Phase II Premises to occur.

3.2.3 Phase III Lease Commencement Date:	The date (the “Phase III Lease Commencement Date”) that is the earlier to occur of (i) the date upon which Tenant first commences to conduct business in any portion of the Phase III Premises and (ii) the later of (a) six (6) months after the date on which Landlord has delivered possession of the Phase III Premises to Tenant in the Delivery Condition and (b) December 1, 2019, provided, however, in no event shall the Phase III Lease Commencement Date occur under this clause (ii) until Landlord has caused the Final Condition of the Phase III Premises to occur.

3.3 Lease Expiration Date:	If the Phase I Lease Commencement Date shall be the first day of a calendar month, then the day immediately preceding the fifteenth (15th) anniversary of the Phase I Lease Commencement Date; or if the Phase I Lease Commencement Date shall be other than the first day of a calendar month, then the last day of the calendar month in which the fifteenth (15th) anniversary of the Phase I Lease Commencement Date occurs.

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3.4 Option Terms:	Two (2) five (5)-year options to extend the Lease Term, as more particularly set forth in Section 2.2 of this Lease.

4. Base Rent (Article 3):	The following Base Rent schedule was determined based on the total rentable square footage of the entire Premises, without regard to the phasing of the Lease Commencement Dates. Following the determination of the location and rentable square footage of each Phase of the Premises pursuant to, and as set forth in, Section 1.1.1 of this Lease below, the parties shall execute an amendment to this Lease setting forth the Base Rent schedule applicable to each Phase of the Premises.

Period During Lease Term	Annual Base Rent*	Monthly Installment of Base Rent*	Annual Base Rental Rate Per Rentable Square Foot [Approximate]**
Lease Year 1à	$45,613,400.00	$3,801,116.67	$62.00
Lease Year 2à	$46,981,802.00	$3,915,150.17	$63.86
Lease Year 3	$48,391,256.06	$4,032,604.67	$65.78
Lease Year 4	$49,842,993.74	$4,153,582.81	$67.75
Lease Year 5	$51,338,283.55	$4,278,190.30	$69.78
Lease Year 6	$52,878,432.06	$4,406,536.01	$71.88
Lease Year 7	$54,464,785.02	$4,538,732.09	$74.03
Lease Year 8	$56,098,728.57	$4,674,894.05	$76.25
Lease Year 9	$57,781,690.43	$4,815,140.87	$78.54
Lease Year 10	$59,515,141.14	$4,959,595.10	$80.90
Lease Year 11	$61,300,595.37	$5,108,382.95	$83.32
Lease Year 12	$63,139,613.23	$5,261,634.44	$85.82
Lease Year 13	$65,033,801.63	$5,419,483.47	$88.40
Lease Year 14	$66,984,815.68	$5,582,067.97	$91.05
Lease Year 15	$68,994,360.15	$5,749,530.01	$93.78

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*	The initial Annual Base Rent amount above was calculated by multiplying the initial Annual Base Rental Rate per Rentable Square Foot amount by the number of rentable square feet of space in the Premises, and the initial Monthly Installment of Base Rent amount was calculated by dividing the initial Annual Base Rent amount by twelve (12). Both Tenant and Landlord acknowledge and agree that multiplying the Monthly Installment of Base Rent amount by twelve (12) does not always equal the Annual Base Rent amount. In all subsequent Base Rent payment periods during the Lease Term commencing on the first (1st) day of Lease Year 2, the calculation of each Annual Base Rent amount reflects an annual increase of three percent (3%) and each Monthly Installment of Base Rent amount was calculated by dividing the corresponding Annual Base Rent amount by twelve (12).
à	Subject to the terms set forth in Section 3.2 below, the Base Rent attributable to the periods specified in Section 3.2 below shall be abated.
**	The amounts identified in the column entitled “Annual Base Rental Rate per Rentable Square Foot” are rounded amounts and are provided for informational purposes only.

5. Operating Expenses and Tax Expenses (Article 4):	This is a “TRIPLE NET” lease and, as such, the provisions contained in this Lease are intended to pass on to Tenant and reimburse Landlord for the costs and expenses reasonably associated with this Lease and the Project, and Tenant’s operation therefrom, subject to allocation in accordance with Section 4.3 below. To the extent such costs and expenses payable by Tenant cannot be charged directly to, and paid by, Tenant, such costs and expenses shall be paid by Landlord but reimbursed by Tenant as Additional Rent.

6. Tenant’s Share (Article 4):

100% of the North Building

100% of the North Tower

100% of the South Building

100% of the South Tower

*  Tenant’s Share shall be determined separately for each Building, and shall be equal to 100% for each Building regardless of the rentable square footage of the Retail Space, but subject to the Retail Space “Cost Pool” (as that term is defined in Section 4.3.2 below).

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*  Tenant’s Share shall initially also be determined separately for each Phase, such that Tenant is only paying Tenant’s Share based on the rentable square footage of the Phase within a particular Building. After the occurrence of the Phase III Lease Commencement Date, Tenant’s Share shall be as set forth above.

7. Permitted Use (Article 5):	General office use together with ancillary uses consistent with high-tech, single-tenant first-class office buildings, subject to the terms and conditions set forth in Section 5.1 of this Lease.

8. Letter of Credit (Article 21):	$34,210,050.00, subject to the terms and conditions of Article 21 of this Lease.

9. Parking Passes (Article 28):	One (1) unreserved parking pass for every 1,000 rentable square feet of the then-existing Premises, subject to the terms of Article 28 of the Lease.

10. Address of Tenant (Section 29.18):

Dropbox, Inc.

333 Brannan Street

San Francisco, California 94107

Attention: Head of Real Estate and Workplace

With at all times, copies to:

Dropbox, Inc.

333 Brannan Street

San Francisco, California 94107

Attention: Legal Department

and to:

Shartsis Friese LLP

One Maritime Plaza, 18th Floor

San Francisco, California 94111

Attention: Jonathan M. Kennedy, Esq.

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11. Address of Landlord (Section 29.18):

KR Mission Bay, LLC

c/o Kilroy Realty Corporation

12200 W. Olympic Blvd., Suite 200

Los Angeles, California 90064

Attention: Legal Department

Phone: (310) 481-8400

Facsimile: (310) 481-6530

and to:

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation

12200 W. Olympic Blvd., Suite 200

Los Angeles, California 90064

Attention: Mr. John Fucci

Phone: (310) 481-8400

Facsimile: (310) 481-6520

and

Kilroy Realty Corporation
100 First Street
Office of the Building, Suite 250
San Francisco, California 94105
Attention: Asset Management

With a Copy to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, California 90067

Attention: Anton N. Natsis, Esq.

Wiring Instructions:

Bank Name: Union Bank

Bank Address: 445 S. Figueroa Street, Los Angeles, CA 90071-1602

ABA Number: ####

Account Number: ####

Account Name: ####

Attention: ####

12. Brokers (Section 29.24):	CBRE, Inc. (representing Landlord) CBRE, Inc. (representing Tenant)

13. Improvement Allowance (Exhibit B):	An amount equal to $100.00 per rentable square foot of the entire Premises.

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ARTICLE 1

PREMISES, BUILDINGS, PROJECT, AND COMMON AREAS

1.1 Premises, Buildings, Project and Common Areas.

1.1.1 The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises”). The outlines of each floor of the Premises are set forth in Exhibit A attached hereto and each floor of the Premises has the number of rentable square feet as set forth in Exhibit A-1 attached hereto. No later than March 31, 2018, Tenant shall deliver written notice (the “Phase Designation Notice”) to Landlord, for Landlord’s reasonable approval, of Tenant’s proposed location and size of each Phase of the Premises, subject to the rentable square footage requirements set forth in Section 2.2 of the Summary, and further provided that each Phase shall consist primarily of full floor increments of space. Concurrently with Tenant’s delivery of the Phase Designation Notice, Tenant shall provide any additional amount required to be provided to Landlord as payment for the first month of Base Rent applicable to the Phase I Premises as set forth in Section 3.1 below. Notwithstanding the March 31, 2018 deadline set forth above, after Tenant’s delivery of the Phase Designation Notice, prior to the earlier of the Phase I Lease Commencement Date and Tenant’s submittal of the Final Working Drawings (as defined in the Work Letter) for the Phase I Premises to Landlord for approval, Tenant shall have the right to modify Tenant’s proposed location and size of each Phase of the Premises as set forth in the Phase Designation Notice, subject to the rentable square footage requirements set forth in Section 2.2 of the Summary, and further provided that each Phase shall continue to consist primarily of full floor increments of space (and Tenant shall have the right to make a similar adjustment with respect to the proposed location and size of the Phase II Premises and the Phase III Premises prior to Tenant’s submittal of the Final Working Drawings for the Phase II Premises). Following determination of the location of each Phase, Landlord and Tenant shall promptly execute an amendment to this Lease setting forth the location and rentable square footage of each Phase, the Base Rent schedule for each Phase, and Tenant’s Share with respect to each Phase. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the location of the Premises in the Buildings only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the “Common Areas,” as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Work Letter attached hereto as Exhibit B (the “Work Letter”), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Buildings or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease and the Work Letter.

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1.1.2 The Project. The term “Project,” as used in this Lease, shall mean (i) the Buildings (including the Parking Facilities located therein) and the Common Areas, and (ii) the land (which is improved with landscaping and other improvements) upon which the Buildings and the Common Areas are located.

1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, are collectively referred to herein as the “Common Areas”). The Common Areas shall consist of the “Project Common Areas” and the “Building Common Areas.” The term “Project Common Areas,” as used in this Lease, shall mean the portion of the Project designated as such by Landlord (inclusive of any exterior landscaped areas). The term “Building Common Areas,” as used in this Lease, shall mean the portions of the Common Areas located within the Buildings designated as such by Landlord. The Project includes two (2) ground floor lobbies: one (1) lobby (the “North Lobby”) provides access to the North Building and North Tower, including the Retail Space; and one (1) lobby (the “South Lobby”) provides access to both the South Building and the South Tower. The North Lobby and South Lobby are Building Common Areas. The manner in which the Common Areas are maintained and operated shall be at the reasonable discretion of Landlord (but shall at least be consistent with the provision of Article 7 below and the manner in which the common areas of the “Comparable Buildings,” as defined in Exhibit G attached hereto, are maintained and operated) and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided that, in connection therewith, Landlord shall perform such closures, alterations, additions or changes in a commercially reasonable manner and, in connection therewith, shall use commercially reasonable efforts to minimize any material interference with Tenant’s use of and access to the Premises. Any such closures, alterations or additions will be subject to the terms of Section 19.5.2 below.

1.2 Stipulation of Rentable Square Feet of Premises and Buildings. For purposes of this Lease, the rentable square feet of the Premises, and each floor of the Premises, shall be deemed as set forth in Section 2.2 of the Summary and the rentable square feet of each of the Buildings shall be deemed as set forth in Section 2.1 of the Summary (and in each case as shown on Exhibit A-1 attached hereto).

ARTICLE 2

LEASE TERM; OPTION TERMS

2.1 Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall be as set forth in Section 3.1 of the Summary, shall commence with respect to each Phase on the applicable Lease Commencement Date set forth in Section 3.2 of the Summary, and shall terminate on the date set forth in Section 3.3 of the Summary (the “Lease Expiration Date”) unless this Lease is

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sooner terminated as hereinafter provided. If Landlord is unable for any reason to deliver possession of the Premises to Tenant on any specific date, then, except as expressly set forth in this Lease, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) calendar month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Phase I Lease Commencement Date and end on the last day of the month in which the first anniversary of the Phase I Lease Commencement Date occurs (or if the Phase I Lease Commencement Date is the first day of a calendar month, then the first Lease Year shall commence on the Phase I Lease Commencement Date and end on the day immediately preceding the first anniversary of the Phase I Lease Commencement Date), and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof; provided, however, that if such notice is not factually correct, then Tenant shall make such changes as are necessary to make such notice factually correct and shall thereafter return such notice to Landlord within said ten (10) business day period. Tenant’s failure to execute and return such notice to Landlord within such time shall be conclusive upon Tenant that the information set forth in such notice is as specified therein.

2.2 Option Term.

2.2.1 Option Right. Landlord hereby grants to the Original Tenant, and any Permitted Transferee Assignee, two (2) successive options to extend the Lease Term with respect to the entire Premises then being leased by Tenant (but subject to Section 2.2.1.1 below) (the “Renewal Premises”) for a period of five (5) years each (each, an “Option Term” and each option, an “Option to Extend”). Each Option to Extend shall be exercisable only by notice delivered by Original Tenant or a Permitted Transferee Assignee to Landlord as provided in Section 2.2.3 below; provided that, as of the date of delivery of such notice, Tenant has not received notice that Tenant is in “Default” (as that term is defined in Section 19.1 below). The rights contained in this Section 2.2 shall be personal to the Original Tenant and any Permitted Transferee Assignee and may only be exercised by the Original Tenant or a Permitted Transferee Assignee (and not any other assignee or sublessee or Transferee of Tenant’s interest in this Lease) provided that the Original Tenant or such Permitted Transferee Assignee has not subleased more than thirty percent (30%) of the rentable square footage of the then-existing Premises pursuant to a sublease or subleases then in effect. In the event that Tenant fails to timely and appropriately exercise an Option to Extend in accordance with the terms of this Section 2.2, then such Option to Extend shall automatically terminate and shall be of no further force or effect. Further, notwithstanding any contrary provision of this Section 2.2, in no event may Tenant exercise its right to extend the Lease Term for the second Option Term under this Section 2.2 if Tenant fails to timely exercise its right to extend the initial Lease Term for the first Option Term under this Section 2.2.

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2.2.1.1 Tenant’s Right to Reduce Then Existing Premises. Tenant shall have the right to include in its Option Exercise Notice (defined in Section 2.2.3 below) its election to reduce the size of the then existing Premises pursuant to the terms and conditions of this Section 2.2.1.1 (the “Reduction Right”), which Option Exercise Notice shall include a description of the area of the then existing Premises which Tenant elects to no longer lease (the “Downsized Space”). Tenant may notify Landlord of Tenant’s consideration of exercising the Reduction Right in the Option Interest Notice (as defined in Section 2.2.3 below), but the Reduction Right must be exercised, if at all, in Tenant’s Option Exercise Notice. The following conditions shall apply to Tenant’s exercise of the Reduction Right: (i) following the reduction, the Renewal Premises shall be comprised of at least 515,000 rentable square feet of space in full floor increments, which floors must be the highest or lowest contiguous full floors of the Premises within a particular Building; and (ii) the Downsized Space shall consist of either (a) a portion of the North Tower, or (b) all or a portion of the South Building, or (c) the entire South Building and a portion of the South Tower. Further, the portion of a “superfloor” (i.e., the floors that span across an entire Complex or all of the Buildings) that is contained within a particular Building shall be considered a full floor within that Building. If Tenant timely exercises the Reduction Right as set forth herein, then Landlord and Tenant shall promptly execute an amendment to this Lease, setting forth the rentable square footage of the Renewal Premises, and proportionately adjusting the Base Rent and additional rent effective as of the first (1st) day of the Option Term, and incorporating any multi-tenant provisions contemplated by Section 29.42 below. If Tenant elects to exercise the Reduction Right pursuant to the terms of this Section 2.2.1.1, then Landlord and Tenant shall be relieved of their respective obligations under this Lease, as amended, with respect to the applicable Downsized Space as of the first (1st) day of the Option Term, except for those obligations set forth in this Lease which specifically survive the expiration or earlier termination of this Lease, including, without limitation, the payment by Tenant of all amounts owed by Tenant under this Lease prior to the first (1st) day of the Option Term, with respect to the Downsized Space. In the event that Tenant fails to vacate, and surrender and deliver to Landlord exclusive possession of the Downsized Space, free of all subleases, prior to the first (1st) day of the Option Term in the condition required by this Lease, then, except as may otherwise be agreed to by the parties at such time, the provisions of Section 8.5, and Articles 15 and 16 of this Lease shall apply with respect to the Downsized Space. If Tenant fails to timely exercise the Reduction Right pursuant to the terms of this Section 2.2.1.1, then such Reduction Right shall terminate and be of no further force or effect with respect to the then-current Option to Extend (but shall remain applicable to any remaining Option to Extend, if any).

2.2.2 Option Rent. The Rent payable by Tenant during each Option Term for the applicable Renewal Premises shall be equal to the “Market Rent,” as such Market Rent is determined pursuant to Exhibit G, attached to this Lease (such rent payable during any Option Term, the “Option Rent”). Except as set forth in the preceding sentence or as otherwise expressly set forth in this Lease, all of the terms of this Lease shall apply during any Option Term and the Lease Expiration Date shall be extended to the last day of the Option Term. The calculation of the Market Rent shall be derived from a review of, and comparison to, the “Net Equivalent Lease Rates” of the “Comparable Transactions,” as provided for in Exhibit G, and, thereafter, the Market Rent shall be stated as a “Net Equivalent Lease Rate” for the Option Term.

2.2.3 Exercise of Option. An Option to Extend shall be exercised by Tenant, if at all, and only in the following manner: (i) at Tenant’s election, Tenant may deliver written notice (the “Option Interest Notice”) to Landlord not more than eighteen (18) months nor less

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than seventeen (17) months prior to the expiration of the initial Lease Term or the first (1st) Option Term, as applicable, stating that Tenant is interested in exercising its Option to Extend; and (ii) if Tenant delivers the Option Interest Notice, Landlord shall, within thirty (30) days following Landlord’s receipt of the Option Interest Notice, deliver notice (the “Option Rent Notice”) to Tenant setting forth Landlord’s good faith determination of the Option Rent; and (iii) in any event, if Tenant wishes to exercise such Option to Extend, whether or not Tenant has given the Option Interest Notice, Tenant shall, not earlier than the date that is eighteen (18) months, and not later than the date that is fifteen (15) months, prior to the expiration of the initial Lease Term or the first (1st) Option Term, as applicable, deliver written notice thereof (the “Option Exercise Notice”) to Landlord, which notice shall be Tenant’s irrevocable exercise of Tenant’s then-applicable Option to Extend, and upon, and concurrent with, such exercise, Tenant may, at its option, accept or reject the Option Rent set forth in the Option Rent Notice (if Tenant has previously delivered an Option Interest Notice). If Tenant exercises its Option to Extend but fails to accept or reject the Option Rent set forth in the Option Rent Notice (if Tenant delivered an Option Interest Notice), then Tenant shall be deemed to have rejected the Option Rent set forth in the Option Rent Notice.

2.2.4 Determination of Option Rent. In the event Tenant timely and appropriately exercises an Option to Extend but rejects (or is deemed to reject) the Option Rent set forth in the Option Rent Notice pursuant to Section 2.2.3, above (or if Tenant did not deliver an Option Interest Notice, and therefore Landlord did not deliver an Option Rent Notice), then Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement upon the Option Rent applicable to the Option Term on or before the date that is one hundred eighty (180) days prior to the expiration of the initial Lease Term or the first Option Term, as applicable (the “Outside Agreement Date”), then the Option Rent shall be determined by arbitration pursuant to the terms of this Section 2.2.4. Each party shall make a separate determination of the Option Rent, within five (5) days following the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.4, below.

2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a MAI appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the appraising and/or leasing of first class office and life science properties in the vicinity of the Project. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord’s or Tenant’s submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions (including an arbitrator who has previously represented Landlord and/or Tenant, as applicable). The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

2.2.4.2 The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that (i) neither the Landlord or Tenant or

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either parties’ Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance, and (ii) the Neutral Arbitrator cannot be someone who has represented Landlord and/or Tenant or their affiliates during the five (5) year period prior to such appointment. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel. Each party shall pay for the costs of its own Advocate Arbitrator and fifty percent (50%) of the cost of the Neutral Arbitrator.

2.2.4.3 Within ten (10) days following the appointment of the Neutral Arbitrator, Landlord and Tenant shall enter into an arbitration agreement (the “Arbitration Agreement”) which shall set forth the following:

2.2.4.3.1 Each of Landlord’s and Tenant’s best and final and binding determination of the Option Rent exchanged by the parties pursuant to Section 2.2.4, above;

2.2.4.3.2 An agreement to be signed by the Neutral Arbitrator, the form of which agreement shall be attached as an exhibit to the Arbitration Agreement, whereby the Neutral Arbitrator shall agree to undertake the arbitration and render a decision in accordance with the terms of this Lease, as modified by the Arbitration Agreement, and shall require the Neutral Arbitrator to demonstrate to the reasonable satisfaction of the parties that the Neutral Arbitrator has no conflicts of interest with either Landlord or Tenant;

2.2.4.3.3 Instructions to be followed by the Neutral Arbitrator when conducting such arbitration;

2.2.4.3.4 That Landlord and Tenant shall each have the right to submit to the Neutral Arbitrator (with a copy to the other party), on or before the date that occurs fifteen (15) days following the appointment of the Neutral Arbitrator, an advocate statement (and any other information such party deems relevant) prepared by or on behalf of Landlord or Tenant, as the case may be, in support of Landlord’s or Tenant’s respective determination of Option Rent (the “Briefs”);

2.2.4.3.5 That within five (5) business days following the exchange of Briefs, Landlord and Tenant shall each have the right to provide the Neutral Arbitrator (with a copy to the other party) with a written rebuttal to the other party’s Brief (the “Rebuttals”); provided, however, such Rebuttals shall be limited to the facts and arguments raised in the other party’s Brief and shall identify clearly which argument or fact of the other party’s Brief is intended to be rebutted;

2.2.4.3.6 The date, time and location of the arbitration, which shall be mutually and reasonably agreed upon by Landlord and Tenant, taking into consideration the schedules of the Neutral Arbitrator, the Advocate Arbitrators, Landlord and Tenant, and each party’s applicable consultants, which date shall in any event be within thirty (30) days following the appointment of the Neutral Arbitrator;

2.2.4.3.7 That no discovery shall take place in connection with the arbitration, other than to verify the factual information that is presented by Landlord or Tenant;

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2.2.4.3.8 That the Neutral Arbitrator shall not be allowed to undertake an independent investigation or consider any factual information other than presented by Landlord or Tenant, except that the Neutral Arbitrator shall be permitted to visit the Project and the buildings containing the Comparable Transactions;

2.2.4.3.9 The specific persons that shall be allowed to attend the arbitration;

2.2.4.3.10 Tenant shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed two (2) hours (“Tenant’s Initial Statement”);

2.2.4.3.11 Following Tenant’s Initial Statement, Landlord shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed two (2) hours (“Landlord’s Initial Statement”);

2.2.4.3.12 Following Landlord’s Initial Statement, Tenant shall have up to one (1) additional hour to present additional arguments and/or to rebut the arguments of Landlord (“Tenant’s Rebuttal Statement”);

2.2.4.3.13 Following Tenant’s Rebuttal Statement, Landlord shall have up to one (1) additional hour to present additional arguments and/or to rebut the arguments of Tenant;

2.2.4.3.14 That, not later than ten (10) days after the date of the arbitration, the Neutral Arbitrator shall render a decision (the “Ruling”) indicating whether Landlord’s or Tenant’s submitted Option Rent is closer to the Option Rent;

2.2.4.3.15 That following notification of the Ruling, Landlord’s or Tenant’s submitted Option Rent determination, whichever is selected by the Neutral Arbitrator as being closer to the Option Rent shall become the then applicable Option Rent; and

2.2.4.3.16 That the decision of the Neutral Arbitrator shall be binding on Landlord and Tenant.

If a date by which an event described in Section 2.2.4.3, above, is to occur falls on a weekend or a holiday, the date shall be deemed to be the next business day.

2.2.4.4 In the event that the Option Rent shall not have been determined pursuant to the terms hereof prior to the commencement of the applicable Option Term, Tenant shall be required to pay the Option Rent initially provided by Landlord to Tenant in Landlord’s Option Rent Notice, and upon the final determination of the Option Rent, the payments made by Tenant shall be reconciled with the actual amounts due, and the appropriate party shall make any corresponding payment to the other party.

2.3 Entry Before Applicable Lease Commencement Date. Notwithstanding the definition of Lease Commencement Date for each Phase of the Premises set forth above, Tenant shall have the right, at any time after Landlord’s delivery of the applicable Phase in the

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“Delivery Condition” pursuant to Section 1 of the Work Letter, to construct and install the Improvements in the applicable Phase and/or to test equipment and/or to install its furniture, fixtures, and equipment in the applicable Phase. Tenant’s entry into the applicable Phase for such purposes shall not constitute the commencement of business, provided that all of the terms and conditions of this Lease and the Work Letter shall apply, except that Tenant shall have no obligation to pay Base Rent, Tenant’s Share of Direct Expenses, and Tenant’s payment of any other costs or expenses attributable to the period of such approved entry shall be as set forth in the Work Letter.

2.4 Occupancy of Phase I Premises Prior to Phase I Lease Commencement Date. Notwithstanding the foregoing, Tenant shall have the right to occupy the Phase I Premises or portions thereof for the conduct of Tenant’s business therein prior to the Phase I Lease Commencement Date, provided that (i) Tenant shall give Landlord at least ten (10) days’ prior notice of any such occupancy of the Phase I Premises or any portion thereof, (ii) a CofO (as defined in the Work Letter) shall have been issued by the appropriate governmental authorities for each such portion to be occupied, and (iii) all of the terms and conditions of the Lease shall apply (other than Tenant’s obligation to pay Base Rent, though Tenant shall be obligated to pay Tenant’s Share of Direct Expenses and all other Rent) as though the Phase I Lease Commencement Date had occurred (although the Phase I Lease Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of Section 3.2.1 of the Summary) upon such occupancy of a portion of the Phase I Premises by Tenant.

ARTICLE 3

BASE RENT

3.1 Base Rent. Commencing on the applicable Lease Commencement Date (as the same may be delayed by the express provisions of this Lease), as set forth in Section 3.2 of the Summary, Tenant shall pay, without prior notice or demand, to Landlord or Landlord’s agent at the management office of the Project, or by wire transfer to the address set forth in Section 11 of the Summary, or, at Landlord’s option, at such other place as Landlord may from time to time designate in writing, by a check or wire transfer for currency, which, at the time of payment, is legal tender for private or public debts in the United States of America, the applicable base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever except as expressly set forth elsewhere in this Lease. Concurrently with Tenant’s execution of this Lease, Tenant shall provide Landlord with $1,860,000.00 as payment for the Base Rent for the minimum size of the Phase I Premises for the first full month of the Lease Term, which amount shall be adjusted to the actual amount of the Base Rent for the Phase I Premises for the first full month of the Lease Term concurrently with Tenant’s delivery of the Phase Designation Notice. If any Rent payment date (including any Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

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3.2 Base Rent Abatement. Provided that Tenant is not then in Default, and subject to the terms of this Section 3.2 below, then (i) during the last fifteen (15) full calendar months of the Lease Term with respect to the Phase I Premises, (ii) during the last three (3) full calendar months of the Lease Term with respect to the Phase II Premises, and (iii) during the last three (3) full calendar months of the Lease Term with respect to the Phase III Premises (collectively, the “Base Rent Abatement Period”), Tenant shall not be obligated to pay any Base Rent otherwise attributable to the applicable Phase during the applicable portion of the Base Rent Abatement Period (collectively, the “Base Rent Abatement Amount”). Tenant acknowledges and agrees that the foregoing Base Rent Abatement Amount has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the Rent and perform the terms and conditions otherwise required under this Lease. Notwithstanding the foregoing, Landlord shall have the right, at Landlord’s option, on a month by month basis commencing on the Lease Commencement Date applicable to each Phase, to accelerate any remaining Base Rent Abatement Amount relating to a full month during the Base Rent Abatement Period for such Phase forward, to apply to the Base Rent that would otherwise be due with respect to the next occurring month of the Lease Term for such Phase (the “Landlord Base Rent Abatement Acceleration Election”), in which case Tenant shall have no obligation to pay Base Rent attributable to such next occurring month of the Lease Term for such Phase, and the Base Rent Abatement Amount that is accelerated forward shall no longer be applicable during the Base Rent Abatement Period. Landlord may make such election on a month by month basis with respect to each of the months of the Base Rent Abatement Period. In addition, commencing on the Lease Commencement Date applicable to each Phase, and provided that this Lease has not been terminated as a result of any default of Tenant or rejection of this Lease in bankruptcy (the “Abatement Condition”), then Tenant shall have the right, at Tenant’s option, on a month by month basis commencing on the Lease Commencement Date applicable to each Phase, to accelerate any Base Rent Abatement Amount relating to a full month during the Base Rent Abatement Period for a Phase forward to apply to the Base Rent that would otherwise be due with respect to the next occurring month of the Lease Term for such Phase (the “Tenant Base Rent Abatement Acceleration Election”), in which case Tenant shall have no obligation to pay Base Rent attributable in such next occurring month of the Lease Term for such Phase, and the Base Rent Abatement Amount that is accelerated forward shall no longer be applicable during the Base Rent Abatement Period. Tenant may not elect to accelerate more than one (1) month of such Base Rent Abatement Amount at any particular time. Notwithstanding the foregoing, as long as the Abatement Condition is satisfied, if Tenant fails to deliver notice to Landlord exercising the Tenant Base Rent Abatement Acceleration Election for a particular month of the Lease Term, then Tenant shall be deemed to have elected to exercise the Tenant Base Rent Abatement Acceleration Election for such month without the requirement of providing notice to Landlord. Notwithstanding the different monetary amount of one (1) full calendar month at the end of the Lease Term from the monetary amount of one (1) full calendar month at the beginning of the Lease Term, the value of any full month of Base Rent Abatement Amount, whether accelerated by Landlord or by Tenant, shall be equal to one (1) full month of Base Rent at the time it is applied.

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ARTICLE 4

ADDITIONAL RENT

4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay, following the applicable Lease Commencement Date, “Tenant’s Share” of the annual “Direct Expenses,” as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent”, and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent and of Landlord to reconcile and reimburse Tenant for overpayments of Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1 Intentionally Deleted.

4.2.2 “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.3 “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant’s Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

4.2.4 “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, or operation of the Project, or any portion thereof, in accordance with sound real estate management and accounting practices, consistently applied. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities (but, subject to Section 6.1.2 below, excluding the cost of electricity, gas, water and sewer services consumed in the Premises, and in the premises of other tenants of the Project (since Tenant is separately paying for the cost of electricity, gas, water and sewer services pursuant to Section 6.1.2 of this Lease)), the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally-mandated transportation system management program or similar program or any transportation system management program or similar program that Tenant participates; (iii) the cost of all insurance carried by Landlord in connection with the Project as reasonably determined

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by Landlord (including, without limitation, commercial general liability insurance, physical damage insurance covering damage or other loss caused by fire, earthquake, flood and other water damage, explosion, vandalism and malicious mischief, theft or other casualty, rental interruption insurance and such insurance as may be required by any lessor under any present or future ground or underlying lease of the Buildings or Project or any holder of a mortgage, trust deed or other encumbrance now or hereafter in force against the Buildings or Project or any portion thereof or as required pursuant to the Underlying Documents); (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the Parking Facilities; (vi) fees and other costs, including management fees, consulting fees, legal fees (subject to exclusion (u), below) and accounting fees, of all contractors and consultants incurred by Landlord in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any customary equipment rental agreements and the fair rental value of any management office space (provided, however, that if and to the extent that the personnel in such management office perform management responsibilities for other properties in addition to the Project, then the rental value of such management office shall be equitably allocated between the Project and such other properties; provided further, however, upon request from Tenant not more than once in any twelve (12) month period, Landlord shall inform Tenant of any personnel in such management office that performs management responsibilities for other properties in addition to the Project); (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, management, maintenance and security of the Project (other than persons generally considered to be higher in rank than the position of the person, regardless of title, who supervises property managers that manage the Project and other projects of Landlord and affiliates of Landlord, which person the Landlord refers to as a “Senior Asset Manager”); (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project; (xi) the cost of, alarm, security and other services, the cost of janitorial services provided to Common Areas, the cost of replacement of wall and floor coverings, ceiling tiles and fixtures in Common Areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost at an interest rate (the “Amortization Interest Rate”) equal to the annual “Bank Prime Loan” rate, as that term is set forth in Article 25 of this Lease, plus two (2) percentage points) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements, capital repairs or other capital costs incurred in connection with the Project (A) which are reasonably intended by Landlord, based upon qualified third party advice, to effect savings in the operation, cleaning or maintenance of the Project, or any portion thereof, to the extent of cost savings reasonably anticipated by Landlord at the time of such expenditure to be incurred in connection therewith (“Cost Saving Capital Expenditures”), or (B) that are required under any governmental law or regulation, except for capital improvements to remedy a condition existing prior to the Phase I Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Phase I Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Phase I Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Phase I

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Lease Commencement Date (the costs described in clauses (xii) and (xiii)(A) and (B) being referred to collectively as “Permitted Capital Expenditures”); provided, however, that the cost of Permitted Capital Expenditures shall (subject to the limitation set forth above with respect to Landlord’s ability to pass through the cost of Cost Saving Capital Expenditures) be amortized with interest at the Amortization Interest Rate over the useful life of the capital item in question, as reasonably determined by Landlord, in a manner consistent with the practices of landlords of Comparable Buildings and otherwise in accordance with sound real estate management and accounting principles or, with respect to Cost Saving Capital Expenditures, their recovery/payback period as Landlord shall reasonably determine, in a manner consistent with the practices of landlords of Comparable Buildings and otherwise in accordance with sound real estate management and accounting practices, consistently applied; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.5, below; and (xv) payments under any Underlying Documents (as that term is defined in Article 24 below). Notwithstanding the foregoing, for purposes of this Lease, the following items shall be excluded from Operating Expenses:

(a) cost of repairs or other work incurred by reason of fire, windstorm or other casualty or by the exercise of the right of eminent domain to the extent Landlord is compensated through proceeds or insurance or condemnation awards, or would have been so reimbursed if Landlord had in force all of the insurance required to be carried by Landlord under this Lease;

(b) the cost and expense of correcting defects in the construction of the Project or repairs that are covered by warranties;

(c) costs, including fines or penalties, incurred due to a violation of Applicable Laws in force and effect as of the Phase I Lease Commencement Date relating to the Project, but not including on-going recurring compliance costs (by way of example only, costs to comply with an existing Applicable Law requiring periodic elevator maintenance, or related to fire-extinguisher inspections, shall be included in Operating Expenses);

(d) costs incurred due to the presence of Hazardous Substances (as defined in Section 5.2), except to the extent caused by the release or emission thereof by Tenant;

(e) charitable and political contributions or reserves of any kind;

(f) depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, and any other costs which would properly be capitalized, other than Permitted Capital Expenditures;

(g) fees payable by Landlord for management of the Project in excess of (i) so long as Tenant continues to lease the entire initial Premises and has not subleased any portion of the initial Premises, two and one-half percent (2 1⁄2%) or (ii) otherwise, three percent (3%) (as applicable, the “Management Fee Percentage”), of Landlord’s gross revenues from the Project, adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Project with all tenants paying full rent, as contrasted with free rent, half-rent and the like, including Base

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Rent, Additional Rent, and parking fees from the Project for any calendar year or portion thereof (provided that, that for the purpose of the calculation of the Management Fee Percentage, “gross revenues” shall not include (i) percentage rent received from retail tenants, (ii) parking fees and parking revenue other than attributable to “Project Related Parkers” (as opposed to parking fees and parking revenue generated as a result of “Public Use Parking” (as those terms are defined in Section 28.5 below)), or (iii) any lump sum or accelerated termination payment received by Landlord from Tenant unless such termination payment is, for the purposes of calculating gross revenues, spread proportionately over the number of years which the terminated lease would have continued); or

(h) expense reserves;

(i) Landlord’s and Landlord’s managing agent’s general corporate or partnership overhead and general administrative expenses, and all costs associated with the operation of the business of the ownership or entity which constitutes “Landlord,” as distinguished from the costs of Building operations, management, maintenance or repair, including, but not limited to, costs of entity accounting and legal matters, costs of any disputes with any ground lessor or mortgagee, costs of acquiring, selling syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in all or any part of the Project and/or Common Areas;

(j) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants or in renovating or redecorating vacant space, including the cost of alterations or improvements to the Premises or to the premises of any other tenant or occupant of the Project and any cash or other consideration paid by Landlord on account of, with respect to, or in lieu of the improvement or alteration work described herein;

(k) costs in connection with the original construction of the Project and related facilities, including costs of insurance, property taxes and other soft costs incurred during the “Construction Period” (as that term is defined in Section 10.2 below);

(l) costs to provide the Shuttle Service, subject to Section 29.40 below;

(m) costs for which the Landlord is to be reimbursed by any tenant (other than as a reimbursement of operating expenses) or occupant of the Project or by insurance by its carrier or any tenant’s carrier or by anyone else including, without limitation, the cost of providing any janitorial services to any other tenant’s space (or occupiable space) in the Project;

(n) costs of all items and services for which Tenant reimburses Landlord or pays to third parties or which Landlord provides selectively to one or more tenants or occupants of the Project (other than Tenant);

(o) depreciation and amortization except as permitted pursuant to items (xii) and (xiii), above;

(p) costs incurred due to violation by Landlord or its managing agent or any tenant of the terms and conditions of any lease;

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(q) payments to subsidiaries or affiliates of Landlord, for management or other services in or to the Project, or for supplies or other materials to the extent that the costs of such services, supplies, or materials exceed the costs that would have been paid had the services, supplies or materials been provided by parties unaffiliated with the Landlord on a competitive basis;

(r) intentionally omitted;

(s) any compensation and benefits paid to personnel working in or managing a food service or health club or other commercial concession operated by Landlord or Landlord’s managing agent;

(t) marketing, advertising and promotional costs and cost of signs in or on the Project identifying the owner of the Project or other tenants’ signs;

(u) leasing commissions, attorneys fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants or other occupants or prospective tenants or other occupants, or associated with the enforcement of any leases or the defense of Landlord’s title to or interest in the Project or any part thereof or Common Areas or any part thereof;

(v) intentionally omitted;

(w) costs of repair or replacement for any item covered by a warranty to the extent actually covered by the warranty;

(x) costs of which Landlord is actually reimbursed by its insurance carrier or by any tenant’s insurance carrier or by any other entity;

(y) costs, fees, dues, contributions or similar expenses for political or charitable organizations;

(z) bad debt loss, rent loss, or reserves for bad debt or rent loss;

(aa) acquisition or insurance costs for sculptures, paintings, or other art;

(bb) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-à-vis time spent on matters unrelated to operating and managing the Project;

(cc) the cost of any electric power and other utilities used by any Project tenant;

(dd) the cost of providing janitorial services to any Project tenant or any portion of the Project other than Common Areas;

(ee) Tax Expenses and costs expressly excluded from Tax Expenses;

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(ff) the cost of tenant newsletters and Project promotional gifts, events or parties for existing occupants, and any costs related to the celebration or acknowledgment of holidays in excess of costs consistent with the general practice of landlords of the Comparable Buildings and any costs for parties for prospective occupants;

(gg) costs associated with the marketing of the Project (or any portion thereof) for sale or lease or the actual sale of the Project (or any portion thereof), and costs, fees, dues, contributions or similar expenses for industry associations or similar organizations and entertainment expenses and travel expenses of Landlord, its employees, agents, partners and affiliates; and

(hh) the cost of installing, operating and maintaining any observatory, broadcasting facilities, luncheon club, museum, athletic or recreational club, or child care facility.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not one hundred percent (100%) occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been one hundred percent (100%) occupied by tenants paying full rent; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.

Further, notwithstanding the foregoing, in no event shall “Controllable Expenses,” as that term is defined, below, for any Expense Year following the Expense Year that commences on January 1st of the second (2nd) full calendar year following the Phase III Lease Commencement Date (the “Measuring Expense Year”) increase by more than five percent (5%) per Expense Year, on a compounded basis, calculated in a manner consistent with the following example. For purposes of example, if Controllable Expenses for the Measuring Expense Year are One Hundred Thousand and No/100 Dollars ($100,000.00), then Controllable Expenses for the next Expense Year could not exceed One Hundred Five Thousand and No/100 Dollars ($105,000.00), and if Controllable Expenses for the Expense Year following the Measuring Expense Year were actually One Hundred Three Thousand and No/100 Dollars ($103,000.00), then Controllable Expenses for the second Expense Year following the Measuring Expense Year could not exceed One Hundred Eight Thousand One Hundred Fifty and No/100 Dollars ($108,150.00), but, instead, if actual Controllable Expenses for the Expense Year following the Measuring Expense Year were One Hundred Six Thousand and No/100 Dollars ($106,000.00), then only One Hundred Five Thousand and No/100 Dollars ($105,000.00) would be includable in Operating Expenses, and, in such event, the Controllable Expenses for the second Expense Year following the Measuring Expense Year could not exceed One Hundred Ten Thousand Two Hundred Fifty and No/100 Dollars ($110,250.00). For purposes of this Lease, “Controllable Expenses” shall mean all Operating Expenses, except (A) the cost of union labor, which shall include current union labor as of the date of this Lease and labor which is not union as of the date of this Lease

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but which unionizes after the date of this Lease, (B) market-wide labor-rate increases due to extraordinary circumstances, including without limitation, boycotts and strikes, (C) costs incurred due to an event of “Force Majeure,” as that term is defined in Section 29.16 of this Lease, (D) costs incurred to comply with Applicable Laws, Mission Bay Requirements, or any Underlying Documents, (E) insurance costs, (F) costs of utilities or other governmental charges, (G) Permitted Capital Expenditures, and (H) costs for Landlord to provide security services and equipment to the Project, consistent with security services and equipment of landlords of Comparable Buildings.

4.2.5 Taxes.

4.2.5.1 “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of the Rent payable hereunder, including gross receipts or sales taxes applicable to the receipt of such Rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof (including, without limitation, the land upon which the Buildings, including the Parking Facilities, are located).

4.2.5.2 Tax Expenses shall include, without limitation: (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross receipts tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) all of the real estate taxes and assessments imposed upon or with respect to the Buildings and all of the real estate taxes and assessments imposed on the land and improvements comprising the Project, including any such taxes or assessments relating to the Underlying Documents or Mission Bay Requirements.

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4.2.5.3 Any costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Tax Expenses under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord within thirty (30) days following demand accompanied by reasonably detailed back-up documentation, Tenant’s Share of any such increased Tax Expenses included by Landlord as Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, documentary transfer taxes incurred in connection with the sale or financing of the Project or any portion thereof (including any gross receipts tax levied on the proceeds thereof, but any changes in Tax Expenses following a re-assessment of the Project relating to a change in ownership shall continue to be includable in Tax Expenses), gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease (as well as any similar items payable by other Project tenants pursuant to similar provisions contained in their leases), (iv) tax penalties incurred as a result of Landlord’s failure to make payments and/or to file any tax or informational returns when due, and (v) any assessments on real property or improvements located outside of the Project. All assessments which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and shall be included as Tax Expenses in the year in which the installment is actually paid. For purposes of calculating Tax Expenses for the Project for any Expense Year, if such Tax Expenses do not reflect an assessment (or Tax Expenses) for a one hundred percent (100%) leased, completed and occupied project (such that existing or future leasing, improvements and/or occupancy may result in an increased assessment and/or increased Tax Expenses) with the Project being 100% occupied by tenants paying full rent, such Tax Expenses shall be adjusted, on a basis consistent with sound real estate accounting principles, to reflect an assessment for (and Tax Expenses for) a one hundred percent (100%) leased, completed and occupied project with the Project being 100% occupied by tenants paying full rent.

4.2.5.4 Notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord’s consent shall constitute a Default by Tenant. Notwithstanding the foregoing, Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Tax Expenses, except as set forth in Section 4.4.4 below.

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4.2.6 “Tenant’s Share” shall mean the percentages set forth in Section 6 of the Summary, and shall be determined on a Building by Building basis, and shall also be determined separately for each Phase of the Premises.

4.3 Allocation of Direct Expenses.

4.3.1 Method of Allocation. The parties acknowledge that the Project contains four (4) Buildings and that the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be equitably allocated among those Buildings and shared by the tenants of each of those Buildings. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) attributable only to a particular Building or Buildings, but not the Project generally, shall be included in Direct Expenses for such Building or Buildings, but excluded from Direct Expenses for any other Buildings, and Direct Expenses that are attributable to the Project as a whole shall be allocated among the Buildings prorata based upon the relative rentable square footages of each of the Buildings as compared to the rentable square footage of the Project in the aggregate.

4.3.2 Cost Pools. The parties acknowledge that certain of the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be separately allocated to the office space and the Retail Space. Direct Expenses shall be allocated between the office space and Retail Space (each, a “Cost Pool”) based on the estimated benefit derived by the space which is the subject of the Cost Pool, and such allocations shall be reasonably determined by Landlord. Accordingly, Direct Expenses shall be charged to the Retail Space and the office space by virtue of the creation of Cost Pools. Direct Expenses which apply equally to the Retail Space and the office space (such as Landlord’s insurance costs), as reasonably determined by Landlord, shall be allocated to the office space Cost Pool and the Retail Space Cost Pool based on the square footage of each of those spaces, respectively, compared to the total square footage of the applicable Building. After the date of this Lease, if Tenant ceases to lease the entirety of the initial Premises, Landlord may reasonably establish additional Cost Pools in connection with any new leases of the Project, such as a life sciences Cost Pool. Any costs allocated to a Cost Pool (e.g. the Retail Space Cost Pool) which does not include a portion of the Premises shall be excluded from the definition of Direct Expenses for the purposes of this Lease.

4.4 Calculation and Payment of Additional Rent.

4.4.1 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the “Statement”) which shall state in general the major categories the Direct Expenses incurred or accrued for such preceding Expense Year, as applicable (inclusive of a reasonable description of any Permitted Capital Expenditures which are included in Operating Expenses and, if applicable, the calculations made by Landlord to adjust Direct Expenses pursuant to the final two paragraphs of Section 4.2.4 and the final sentence of Section 4.2.5.3), and which shall indicate the amount of Tenant’s Share of Direct Expenses. Landlord shall use commercially reasonable efforts to deliver such Statement to Tenant on or before May 1 following the end of the Expense Year to which such Statement relates. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, within thirty (30) days after

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receipt of the Statement, the full amount of Tenant’s Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Direct Expenses” as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual amount of Tenant’s Share of Direct Expenses, Tenant shall receive a credit in the amount of Tenant’s overpayment against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Direct Expenses for the Expense Year in which this Lease terminates, if Tenant’s Share of Direct Expenses is greater than the amount of Estimated Direct Expenses previously paid by Tenant to Landlord, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Direct Expenses than the actual amount of Tenant’s Share of Direct Expenses, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant’s Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant’s Share of Direct Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year.

4.4.2 Statement of Estimated Direct Expenses. In addition, Landlord shall give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth in the general major categories Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated amount of Tenant’s Share of Direct Expenses (the “Estimated Direct Expenses”). Landlord shall use commercially reasonable efforts to deliver such Estimate Statement to Tenant on or before May 1 following the end of the Expense Year to which such Estimate Statement relates. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Additional Rent under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Direct Expenses theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, on the first day of the next calendar month which occurs at least thirty (30) days after receipt of the Estimate Statement, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the second to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant. Throughout the Lease Term Landlord shall maintain books and records with respect to Direct Expenses in accordance with sound real estate management and accounting practices, consistently applied.

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4.4.3 Mission Bay Requirements. As set forth in Exhibit F attached hereto, the Project is subject to certain covenants, requirements, and disclosures (collectively, the “Mission Bay Requirements”), which include, without limitation, certain limitations on (i) Landlord’s ability to lease space at the Project to a Tax Exempt Entity and (ii) Landlord’s ability to obtain reductions in the assessed value of the Project below the Minimum Amount. In connection with the foregoing, to the extent that Tenant is exempt from certain Tax Expenses, but Landlord is otherwise obligated to continue to pay such Tax Expenses (the “Tenant-Exempt Tax Expenses”), then, notwithstanding Tenant’s tax exempt status, Tenant shall continue to be obligated to pay to Landlord, as part of Direct Expenses, all such Tenant-Exempt Tax Expenses.

4.4.4 Tenant’s Right to Cause Landlord to Contest Tax Expenses. Tenant may request that Landlord inform Tenant whether or not Landlord intends to file an appeal of any portion of Tax Expenses which are appealable by Landlord (the “Appealable Tax Expenses”) for any tax fiscal year. Landlord shall deliver written notice to Tenant within ten (10) days after such request indicating whether Landlord intends to file an appeal of Appealable Tax Expenses for such tax fiscal year. If Landlord indicates that Landlord will not file an appeal of such Tax Expenses, then Tenant may provide Landlord with written notice (“Appeals Notice”) at least thirty (30) days prior to the final date in which an appeal must be filed, requesting that Landlord file an appeal. Upon receipt of the Appeals Notice, but subject to the terms of this Section 4.4.4 below, Landlord shall promptly file such appeal and thereafter Landlord shall diligently prosecute such appeal to completion. Tenant may at any time in its sole discretion direct Landlord to terminate an appeal it previously elected pursuant to an Appeals Notice. In the event Tenant provides an Appeals Notice to Landlord and the resulting appeal reduces the Tax Expenses for the tax fiscal year in question as compared to the original bill received for such tax fiscal year and such reduction is greater than the costs for such appeal, then the costs for such appeal shall be included in Tax Expenses and passed through to the tenants of the Project. Alternatively, if the appeal does not result in a reduction of Tax Expenses for such tax fiscal year or if the reduction of Tax Expenses is less than the costs of the appeal, then Tenant shall reimburse Landlord, within thirty (30) days after written demand, for any and all costs reasonably incurred by Landlord which are not covered by the reduction in connection with such appeal. Tenant’s failure to timely deliver an Appeals Notice shall waive Tenant’s rights to request an appeal of the applicable Tax Expenses for such tax fiscal year. In addition, Tenant’s obligations to reimburse Landlord for the costs of the appeal pursuant to this Section shall survive the expiration or earlier termination of this Lease in the event the appeal is not concluded until after the expiration or earlier termination of this Lease. Upon request, Landlord agrees to keep Tenant apprised of all tax protest filings and proceedings undertaken by Landlord to obtain a reduction or refund of Tax Expenses. Notwithstanding the foregoing, Landlord shall have no obligation to file any appeal under this Section 4.4.4, and Landlord may immediately terminate any appeal, if Landlord reasonably determines that such appeal could cause the assessed value of the Project to be reduced below the Minimum Amount (as that term is defined in Exhibit F attached hereto). Tenant shall indemnify, defend, and hold Landlord harmless from and against any Loss relating to Landlord filing an appeal at the request of Tenant.

4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises or Project, including Tenant’s Off-Premises Equipment (as that term is defined in Section 7.2 below). If any such taxes on Tenant’s equipment, furniture,

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fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2 If the improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which “building standard” improvements are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above. Landlord and Tenant hereby agree that the valuation of Landlord’s “building standard” improvements for all tenants of the Project shall be equal to One Hundred and 00/100 Dollars ($100.00) per rentable square foot. Landlord and Tenant shall cooperate with respect to the information provided by either of them to the appropriate taxing authority regarding the valuation of the improvements in the Premises so as to avoid duplicative assessments being levied on such improvements.

4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, or (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Parking Facilities.

4.6 Landlord’s Books and Records. Following Tenant’s receipt of a Statement, Tenant shall have the right by written notice to Landlord to commence and complete an audit of Landlord’s books concerning the Direct Expenses for the Expense Year which are the subject of such Statement, within the later to occur of (x) six (6) months following the delivery of such Statement and (y) the date that is sixty (60) days after Landlord makes Landlord’s books and records available for Tenant’s audit, provided that Tenant notifies Landlord of Tenant’s intent to audit Landlord’s books and records within the six (6) month period described in clause (x) above (the “Audit Period”). Following the giving of such written notice, Tenant shall have the right during Landlord’s regular business hours taking into account the workload of Landlord’s employees involved in the audit at the time of the audit request and on reasonable prior notice, to audit, at Landlord’s corporate offices, at Tenant’s sole cost, Landlord’s records, provided that Tenant is not then in Default. The audit of Landlord’s records may be conducted only by a reputable certified public accountant, subject to Landlord’s approval, which approval shall not be unreasonably withheld. Any accounting firm selected by Tenant in connection with the audit (i) shall be a reputable independent nationally or regionally recognized certified public accounting firm which has previous experience in auditing financial operating records of landlords of office buildings; (ii) shall not already be providing accounting and/or lease administration services to Tenant and shall not have provided accounting and/or lease administration services to Tenant in the past three (3) years; (iii) shall not be retained by Tenant

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on a contingency fee basis (i.e. Tenant must be billed based on the actual time and materials that are incurred by the accounting firm in the performance of the audit), a copy of the executed audit agreement, between Tenant and auditor, shall be provided to Landlord prior to the commencement of the audit; and (iv) at Landlord’s option, both Tenant and its agent shall be required to execute a commercially reasonable confidentially agreement prepared by Landlord. Any audit report prepared by Tenant’s auditors shall be delivered concurrently to Landlord and Tenant within the Audit Period. If, after such audit of Landlord’s records, Tenant disputes the amount of Direct Expenses for the year under audit, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute within sixty (60) days after completion of Tenant’s audit, then, at Tenant’s request, a certified public accounting firm selected by Landlord, and reasonably approved by Tenant, shall, at Tenant’s cost, conduct an audit of the relevant Direct Expenses (the “Neutral Audit”). Tenant shall pay all costs and expenses of the Neutral Audit unless the final determination in such Neutral Audit is that Landlord overstated Direct Expenses in the Statement for the year being audited by more than five percent (5%) in which case Landlord shall pay all costs and expenses of the Neutral Audit, as well as Tenant’s reasonable out-of-pocket costs actually incurred by Tenant in the audit of Landlord’s books and records. In any event, Landlord will reimburse or provide a credit for any overstatement of Direct Expenses and Tenant shall pay to Landlord any understatement of Direct Expenses. To the extent Landlord and Tenant fail to otherwise reach mutual agreement regarding Direct Expenses, the foregoing audit and Neutral Audit procedures shall be the sole methods to be used by Tenant to dispute the amount of any Direct Expenses payable by Tenant pursuant to the terms of the Lease.

ARTICLE 5

USE OF PREMISES

5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

5.2 Prohibited Uses. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail use or the operation of any restaurant offering services to the public; or (vi) communications firms such as radio and/or television stations. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the rules and regulations promulgated by Landlord from time to time (“Rules and Regulations”), the current set of which is attached hereto as Exhibit D, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation, any such laws, ordinances, regulations or requirements relating to Hazardous Substances. Tenant shall not do or permit

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anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Except for small quantities customarily used in business offices, Tenant shall not cause or permit any Hazardous Substance to be kept, maintained, used, stored, produced, generated or disposed of (into the sewage or waste disposal system or otherwise) on or in the Premises by Tenant or Tenant’s agents, employees, contractors, invitees, assignees or sublessees, without first obtaining Landlord’s written consent. Tenant shall immediately notify, and shall direct Tenant’s agents, employees contractors, invitees, assignees and sublessees to immediately notify, Landlord of any incident in, on or about the Premises, the Buildings or the Project that would require the filing of a notice under any federal, state, local or quasi-governmental law (whether under common law, statute or otherwise), ordinance, decree, code, ruling, award, rule, regulation or guidance document now or hereafter enacted or promulgated, as amended from time to time, in any way relating to or regulating any Hazardous Substance. As used herein, “Hazardous Substance” means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of California, or the United States government. “Hazardous Substance” includes any and all material or substances which are defined as “hazardous waste,” “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law. “Hazardous Substance” also includes asbestos, polychlorobiphenyls (i.e., PCB’s) and petroleum.

5.3 Tenant’s Bicycles. Tenant’s employees shall be permitted to bring their bicycles (“Bicycles”) into portions of the Buildings designated by Tenant, and with appropriate Improvements or Alterations providing for Bicycle storage, subject to the provisions of this Section 5.3, and such additional reasonable rules and regulations as may be promulgated by Landlord from time to time (in Landlord’s reasonable discretion) that do not unreasonably interfere with Tenant’s ability to park its Bicycles as contemplated herein and provided to Tenant, and only to the extent such Bicycles are used on a daily basis for commuting to and from work by such employees. AT NO TIME ARE RIDERS ALLOWED TO RIDE ANY BICYCLE IN THE PREMISES, THE PARKING FACILITIES OR THE BUILDINGS. Storage of any Bicycle anywhere on the Project other than as expressly set forth in this Section 5.3 is prohibited. Tenant shall keep its employees informed of these rules and regulations and any modifications thereto.

5.3.1 Bicycle Storage Area. As part of the construction of the Base, Shell and Core pursuant to Section 1 of the Work Letter, Landlord shall install a secured bicycle storage area within the Parking Facilities that will accommodate at least two hundred (200) Bicycles (collectively, the “Landlord Bicycle Storage Area”). Tenant shall have the exclusive right to utilize the Landlord Bicycle Storage Area for day use parking of Bicycles by Tenant and Tenant’s employees, visitors, invitees and sublessees, and Tenant shall also have the right, at Tenant’s sole cost and expense, to convert certain areas of the Parking Facilities, reasonably designated by Landlord and approved by Tenant, for additional exclusive day use parking (the “Tenant Bicycle Storage Area”) for Bicycles by Tenant and its employees, visitors, invitees and sublessees, which shall include the installation of Bicycle storage lockers or other Bicycle storage facilities, either installed as an Improvement or an Alteration (“Bicycle Improvements”). The Landlord Bicycle Storage Area and Tenant Bicycle Storage Area are collectively, the

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“Bicycle Storage Area”. Other than the Bicycle Storage Area, Tenant and Tenant’s employees, visitors, invitees and sublessees shall not be entitled to use any secured bicycle storage areas constructed by Landlord at the Project. Motorized vehicles of any kind, including motorcycles and mopeds, are prohibited in the Bicycle Storage Area, as is the storage of any property other than Bicycles. Each rider shall use the Bicycle Storage Area at is sole risk. Landlord specifically reserves the right to reasonably change the location, size, configuration, design, layout and all other aspects of the Landlord Bicycle Storage Area at any time (provided that no such action will materially diminish the capacity of the Landlord Bicycle Storage Area on other than a temporary basis), and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to the Bicycle Storage Area for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord has no obligation to provide any security whatsoever in connection with the Bicycle Storage Area except as expressly set forth in this Section 5.3.1. Landlord shall provide twenty-four (24) hours per day, seven (7) days per week, reasonable access control services for the Landlord Bicycle Storage Area in a manner materially consistent with the services provided by landlords of Comparable Buildings. Notwithstanding the foregoing, Landlord shall in no case be liable for personal injury or property damage for any error with regard to the admission to or exclusion from the Bicycle Storage Area of any person. Upon the expiration or earlier termination of this Lease, Tenant shall have removed all Bicycles belonging to its employees from the Bicycle Storage Area and Tenant, at Tenant’s sole cost and expense, shall repair all damage to the Bicycle Storage Area caused by the removal of Tenant’s property therefrom, and if Tenant fails to repair such damage, Landlord may undertake such repair on account of Tenant and Tenant shall pay to Landlord upon demand the cost of such repair. If Tenant fails to remove any Bicycles at the expiration or earlier termination of this Lease, Landlord may dispose of said Bicycles in such lawful manner as it shall determine in its sole and absolute discretion.

5.3.2 Bicycles in the Premises. Tenant’s employees shall be permitted to bring their Bicycles in the Premises in accordance with the terms of this Section 5.3.2. The right provided to Tenant and its employees to bring Bicycles into the Premises shall be subject to the following terms and conditions: (i) Bicycles may only enter and exit the Buildings through the Parking Facilities; (ii) Bicycles may enter and exit the Buildings at all times; (iii) Bicycles must be taken directly from the Parking Facilities to the Premises via the Buildings’ freight elevators or another elevator designated by Landlord, which Tenant’s employees shall be entitled to operate at any time, and in no event shall Tenant’s employees bring any Bicycles into or through the ground floor lobby of the Buildings; (iv) Landlord shall have the right to reasonably designate the path of travel that Tenant’s employees must follow to/from the Parking Facilities and the freight elevators, or another elevator designated by Landlord; and (v) in no event shall Tenant permit any bicycles to be located within the Common Areas (other than the Bicycle Storage Area or in designated bicycle racks installed by Landlord at the Project) at any time.

5.4 Commercial Kitchens. To the extent permitted by Applicable Laws, Tenant may use a portion of the Premises for the operation of one or more commercial kitchens (individually and collectively, the “Commercial Kitchen”), for the exclusive use of Tenant’s employees, visitors and invitees. Tenant shall not sell any food or beverages in or from the Premises at any time and/or serve any food and beverages in or from the Premises at any time to other tenants or occupants of the Project (or their employees) or to members of the general

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public. No cooking odors shall be emitted from the Premises other than through ventilation equipment and systems installed therein to service the Commercial Kitchen in accordance with the provisions of this Section 5.4. Tenant’s obligations under this Section 5.4 are cumulative and in addition to all other obligations of Tenant under this Lease.

5.4.1 Licensing; Permits and Operation. If Tenant elects to exercise its right to operate the Commercial Kitchen, Tenant shall give Landlord prior notice thereof and shall submit to Landlord (i) construction ready plans and specifications for the Commercial Kitchen (including, any cooking, ventilation, air conditioning, grease traps, kitchen and other equipment in or for the Premises with respect to the Commercial Kitchen) for Landlord’s review and approval (such submission, review and approval shall be governed by Article 8 of the Lease, the Work Letter (if the Commercial Kitchen is being constructed as part of the Improvements) and this Section 5.4), and (ii) all necessary consents, approvals, permits or registrations, required for the construction and operation of the Commercial Kitchen in accordance with Applicable Laws. All such Alterations (or Improvements) shall be approved by Landlord, installed and constructed in accordance with Article 8 of this Lease, the Work Letter (if the Commercial Kitchen is being constructed as part of the Improvements) and this Section 5.4. Landlord shall use commercially reasonable efforts, at no cost to Landlord, to cooperate with Tenant to obtain all consents, approvals, permits or registrations required for operation of the Commercial Kitchen, to the extent Landlord’s cooperation is required as owner of the Project. The Commercial Kitchen and the Commercial Kitchen facilities therein shall be maintained and operated by Tenant, at Tenant’s expense: (a) in first-class order, condition and repair; (b) consistent with the character of the Project as a first-class office building; and (c) in compliance with all Applicable Laws, such reasonable rules and regulations as may be adopted by Landlord from time to time, and the other provisions of this Lease. In addition to Tenant’s obligations to provide janitorial services to the Premises pursuant to Section 6.1.5 below, Tenant shall pay for all cleaning costs incurred by Landlord in cleaning any affected portions of the Buildings or Project resulting from Tenant’s operation of the Commercial Kitchen. In addition, Tenant shall pay for all actual and reasonable out-of-pocket increased costs incurred by Landlord with respect to the management, operation, maintenance and repair of the Project resulting from Tenant’s operation of the Commercial Kitchen, within thirty (30) days of receiving an invoice therefor.

5.4.2 Personal Rights and Termination. If Tenant fails to comply with the requirements set forth in this Section 5.4, without limitation of Landlord’s other remedies, Landlord shall have the right to terminate Tenant’s rights under this Section 5.4. The rights contained in this Section 5.4 shall be personal to Original Tenant and its Permitted Transferee Assignee, may only be exercised by Original Tenant or its Permitted Transferee Assignee (and not any other assignee, sublessee or other Transferee of original Tenant’s interest in this Lease).

5.4.3 Third Party Operator. Tenant may retain a third party to operate the Commercial Kitchen (a “Third Party Operator”). Any such Third Party Operator must comply with all of the terms, covenants, conditions and obligations on Tenant’s part to be observed and performed under this Lease with respect to the use or occupancy of the Premises, and any violation of any provision of this Lease by the Third Party Operator shall be deemed to be a default by Tenant under such provision. Any such Third Party Operator shall obtain such insurance as Landlord may reasonably require (consistent with the insurance requirements of landlords of Comparable Buildings for operators of similar commercial kitchens) and shall

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indemnify, defend and hold Landlord harmless from and against any Loss (defined in Section 10.1 below) suffered by Landlord as a consequence of the negligence or willful misconduct of such Third Party Operator. Third Party Operator shall have no recourse against Landlord whatsoever on account of any failure by Landlord to perform any of its obligations under this Lease or on account of any other matter. All notices required of Landlord under this Lease shall be forwarded only to Tenant in accordance with the terms of this Lease and in no event shall Landlord be required to send any notices to any Third Party Operator. In no event shall any use or occupancy of any portion of the Premises by the Third Party Operator release or relieve Tenant from any of its obligations under this Lease. The Third Party Operator shall be a Tenant Party, and Tenant shall be fully and primarily liable for all acts and omissions of such Third Party Operator as fully and completely as if such Third Party Operator was an employee of Tenant. In no event shall the occupancy of any portion of the Premises by any Third Party Operator be deemed to create a landlord/tenant relationship between Landlord and such Third Party Operator or be deemed to vest in Third Party Operator any right or interest in the Premises or this Lease, and, in all instances, Tenant shall be considered the sole tenant under the Lease notwithstanding the occupancy of any portion of the Premises by any Third Party Operator. Upon request from Landlord, Tenant shall provide to Landlord a copy of any agreement between Tenant and the Third Party Operator and the insurance required to be maintained by Third Party Operator prior to the Third Party Operator being allowed access to the Premises by Tenant. Any equipment or other property of the Third Party Operator in the Project shall be subject to Section 8.5 and Article 15 of this Lease. However, nothing in this Section 5.4 shall diminish Landlord’s rights elsewhere in this Lease or imply that Landlord has any duties to the Third Party Operator. No disputes between Tenant and the Third Party Operator shall in any way affect the obligations of Tenant hereunder.

5.5 Tenant’s Use of Base Building Stairwells. Subject to Applicable Laws and Tenant’s receipt of all necessary governmental or quasi-governmental approvals (collectively, “Governmental Approvals”), Tenant shall have right during the Lease Term to use the base building stairwells between the floors of the Premises (each, a “Stairwell”) solely for purposes of ingress and egress from and between different floors of the Premises. In its use of the Stairwells, Tenant shall comply with all Applicable Laws, Governmental Approvals and the rules and regulations for the Project. Tenant shall have no right to alter or change any Stairwell in any manner whatsoever, except that Tenant may paint or perform other purely decorative Alterations or Improvements to the Stairwells in accordance with Article 8 or the Work Letter, as applicable, and may install Tenant’s Security System as set forth in Section 6.1.11 below. Tenant acknowledges and agrees that Tenant’s use of the Stairwells shall be at Tenant’s sole risk and Landlord shall have no liability whatsoever in connection therewith. Tenant hereby waives any and all claims against Landlord for any damages arising from Tenant’s exercise of its rights under this Section 5.5.

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ARTICLE 6

SERVICES AND UTILITIES

6.1 Standard Tenant Services. Landlord shall provide the following services during the Lease Term.

6.1.1 HVAC. In accordance with the “Base Building” definition as provided in Section 1 of the Work Letter, each Building shall be equipped with a heating and air conditioning (“HVAC”) system serving the applicable Building (the “BB HVAC System”). Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide BB HVAC System service during the “HVAC System Hours” (defined below). Tenant shall have the right to specify the hours of availability of the BB HVAC System which may be determined separately for each Complex (the “HVAC System Hours”); provided, however, (i) any initial determination or changes to the HVAC System Hours shall require at least thirty (30) days prior notice to Landlord, and shall not be effective until the first day of the subsequent calendar month occurring after the expiration of the thirty (30) day period, (ii) the HVAC System Hours shall consist of, at a minimum, the hours of 8:00 A.M. to 6:00 P.M. on Monday through Friday, and (iii) the HVAC System Hours shall consist only of consecutive time periods, as determined on a daily basis. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the BB HVAC System. If the HVAC System Hours consist of more than seventy-five (75) hours per week (“Excess Hours”), then Landlord shall supply such HVAC to Tenant at Landlord’s actual cost (which shall be treated as Additional Rent, but not as an Operating Expense) on a zone-by-zone basis, including the cost of increased depreciation on the BB HVAC System, but excluding the cost of electricity to the extent already paid for directly by Tenant, but including the electrical costs specified as follows. Landlord shall reasonably and equitably allocate the portion of the electrical costs of the BB HVAC System attributable to Tenant’s direct use of the BB HVAC System for the Excess Hours to Tenant, and Tenant shall pay for the costs of such direct use along with the increased depreciation as set forth above, within thirty (30) days after demand, and as Additional Rent under this Lease (and not as part of the Operating Expenses) (the “Extra HVAC Costs”).

6.1.2 Electricity. Landlord shall provide electrical wiring and facilities for connection to Tenant’s lighting and Tenant’s incidental use equipment as described in Schedule 2 to Exhibit B. Tenant shall not use combined electrical load for Tenant’s incidental use equipment and Tenant’s lighting fixtures in excess of the capacity of the feeders, which electrical usage shall be subject to Applicable Laws, including Title 24. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises (Landlord, as part of Operating Expenses, will replace Building-standard lamps, starters and ballasts). Tenant shall reasonably cooperate with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the Building Systems. All electricity usage at the Project shall be monitored using separate submeters (the “Submetering Equipment”) which shall be (i) installed by Landlord or any tenant, for other tenant space in the Project, (ii) installed by Tenant for the Premises (not including the “Building Systems”, as that term is defined in Article 7 of this Lease), and (iii) installed by Landlord for the Common Areas and Building Systems. Tenant shall have no obligation to pay for any costs of electricity (including as part of Operating Expenses) shown on the Submetering Equipment described in item (i) above. Tenant shall be responsible to pay directly, and not as a part of Operating Expenses, for the cost of all electricity shown on the Submetering Equipment described in item (ii) above. The cost of all electricity shown on the Submetering Equipment described in item (iii) above (except to the extent included in the Extra HVAC Costs) shall be included in Operating Expenses. Tenant may audit Landlord’s readings of the Submetering Equipment and Landlord shall deliver reasonably detailed invoices to Tenant reflecting Landlord’s reading of the Submetering Equipment and resulting electricity costs.

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6.1.3 Water and Sewer. Landlord shall cause water and sewer to be supplied to the Buildings. Landlord shall reasonably and equitably allocate the portion of such utilities attributable to Tenant’s direct use to Tenant, and Tenant shall pay for the costs of such direct use, within thirty (30) days after demand and as Additional Rent under this Lease (and not as part of the Operating Expenses), and other water and sewer costs shall be reasonably and equitably included as part of Operating Expenses, to the extent permitted by the terms of Section 4.2.4 above or charged directly to other tenants of the Project. Landlord shall designate the utility providers from time to time.

6.1.4 Gas. Landlord shall cause gas to be supplied to the Project. The portion of the gas used in connection with the Retail Space shall be separately submetered and paid for directly by such retail tenants. The cost of all other gas supplied to the Project shall be included in Operating Expenses; provided, however, if Tenant elects to install the Commercial Kitchen (or other equipment using gas), which would require the use of gas within the Premises, then Tenant shall, at Tenant’s sole cost and expense, be responsible for installing a submeter to separately monitor such gas usage. Thereafter, Tenant shall pay for the costs of such direct gas use, within thirty (30) days after demand and as Additional Rent under this Lease (and not as part of the Operating Expenses).

6.1.5 Janitorial. Landlord shall provide janitorial services for the Common Areas and exterior window washing services, in a manner consistent with the standards of other first-class, institutionally owned office buildings in the City of San Francisco (the “City”), (provided that Tenant may reasonably require more frequent window washing as a consequence of the location of the Project adjacent to a freeway or otherwise); but Landlord shall not provide janitorial services for the Premises. Tenant shall perform all janitorial services and other cleaning within the Premises in a manner consistent with the standards of other first-class, institutionally owned office buildings in the City of San Francisco. Without Landlord’s prior consent, Tenant shall not use (and upon notice from Landlord shall cease using) janitorial service providers who would, in Landlord’s reasonable and good faith judgment, disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Buildings or the Common Areas.

6.1.6 Elevator. Landlord shall provide non-attended automatic passenger elevator service during the building hours reasonably designated by Landlord (the “Building Hours”), and shall have one (1) elevator available serving each Building at all other times.

6.1.7 Loading Dock. Landlord shall provide use of the Project loading dock(s) for deliveries to Tenant.

6.1.8 Risers, Raceways, Shafts, Conduits. Subject to Landlord’s rules, regulations, and restrictions and the terms of this Lease, Landlord shall permit Tenant, at no additional charge to Tenant, to utilize the Buildings risers, raceways, shafts and conduit, provided that there is available space in the Buildings risers, raceways, shafts and/or conduit for Landlord’s reasonable use and reasonable use by the other tenants of the Project, which availability shall be determined by Landlord in Landlord’s reasonable discretion. Landlord shall have the right to re-route the planned location of Tenant’s cabling in such risers, raceways, shafts and conduit, as determined by Landlord in its reasonable discretion.

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6.1.9 Access Control. As part of the construction of the Base Buildings, Landlord shall install an access-control system for the Buildings and Parking Facilities, including, without limitation, door access controls, lobby turnstiles and elevator access controls; provided that the parties acknowledge that the North Lobby is open to the public, and access will not be restricted during general business hours. Landlord shall not be obligated to provide any other security equipment. Notwithstanding any provision to the contrary set forth in this Lease, in no case, shall Landlord be liable for personal injury or property damage for any lack of security in the Building or for any error with regard to the admission to or exclusion from the Buildings or Project of any person.

6.1.10 Security Personnel. Landlord shall provide on-site security services, including security personnel in the North Lobby and the Parking Facilities, consistent with the services provided by landlords at Comparable Buildings (“Landlord’s Security Personnel”), the costs of which shall be included in Direct Expenses. Landlord hereby acknowledges that Tenant may, at its election and at its sole cost, hire security personnel (“Tenant’s Security Personnel”), and Tenant’s Security Personnel may staff the desk located in the North Lobby and the South Lobby; provided that (i) Tenant’s Security Personnel must not carry a firearm or other weapon in the Common Areas unless reasonably concealed, and Tenant’s Security Personnel shall not utilize any weapons when in any portion of the Project, except to the extent reasonably required in an emergency circumstance, (ii) Tenant’s Security Personnel must reasonably cooperate with Landlord’s Security Personnel, including providing Landlord’s Security Personnel with access to, and reasonable use of, the lobby desk located in the North Lobby, (iii) the security contractor (if any) providing Tenant’s Security Personnel to Tenant hereunder shall comply with Landlord’s reasonable insurance requirements, and (iv) Tenant’s Security Personnel shall comply with rules and regulations reasonably established by Landlord relating to security and access control for the Project. Tenant shall provide Landlord written notice of the names of Tenant’s Security Personnel prior to any of Tenant’s Security Personnel performing security services hereunder. Landlord’s Security Personnel and Tenant’s Security Personnel are each “Security Personnel”. In addition, (a) all of the Security Personnel shall be licensed and bonded and shall at all times maintain any and all required licenses or other governmental permits required in connection with any weapons carried by Security Personnel and/or the performance of its duties under this Lease and shall at all times conduct themselves in a manner consistent with a first class office building project, (b) a commercially reasonable background check shall be performed on all Security Personnel, and (c) all of the Security Personnel shall be union labor and comply with the Mission Bay Requirements and the Underlying Documents.

6.1.11 Tenant’s Security System. Landlord hereby agrees that Tenant shall have the right to install a card key security system (“Tenant’s Security System”) in the Premises and Stairwells on the floors of the Premises and to connect such system to Landlord’s access-control system for the Project. So long as Tenant continues to lease an entire Complex, Tenant’s Security System may include security cameras and card readers in areas of the Project, reasonably approved by Landlord, located outside of the Premises that pertain to such Complex; provided that Tenant shall work with Landlord to connect Landlord’s existing access card keys

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for the Project to Tenant’s Security System, or, if such connection is not possible, shall provide Landlord with a reasonable number of card keys for Landlord’s access to the Buildings and/or the Premises pursuant to the terms of this Lease. In addition, upon Landlord’s request, Tenant shall make the footage from Tenant’s exterior Building cameras reasonably available to Landlord. Tenant’s Security Systems shall by subject to Landlord’s prior review and approval (not to be unreasonably withheld), and the installation thereof shall be deemed an Alteration and shall be performed pursuant to Article 8 of this Lease, below or shall be installed as an Improvement pursuant to the Work Letter. In addition, Tenant shall coordinate the selection, installation and operation of Tenant’s Security System with Landlord in order to ensure that Tenant’s Security System is compatible with the Building Systems and permits Landlord to identify any persons entering and existing any Buildings, and Tenant shall not be entitled to install and/or operate the Tenant’s Security System if Tenant’s Security System does not comply with the foregoing. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the installation, monitoring, operation and removal of Tenant’s Security System.

6.1.12 Access. Subject to Applicable Laws and the other provisions of this Lease, and except in the event of an emergency, Tenant shall have access to the above utilities and the Buildings, the Premises and the Common Areas, other than common areas requiring access with a Building engineer, the Parking Facilities and freight elevator, if any, twenty-four (24) hours per day, seven (7) days per week, every day of the year; provided, however, that Tenant shall pay Landlord’s reasonable out-of-pocket costs that are incurred if Tenant uses the loading dock, mailroom and other limited-access areas of the Buildings during other than normal Building Hours.

6.1.13 Emergency Generator. As part of the construction of the Base Building, Landlord shall install one (1) generator for each Complex, which shall be available, on a non-exclusive basis, for connection to Tenant’s standby equipment and systems (each, a “Generator”). All connections (cables, cable trays, etc.) (the “Generator Facilities”) from each such Generator to the Premises shall be located in areas approved by Landlord, in its sole discretion, and shall comply with Applicable Laws. Commencing on the date that Tenant first connects the Generator Facilities to a Generator, as reasonably determined by Landlord, Tenant shall reimburse Landlord within thirty (30) days of request, as Additional Rent, Tenant’s pro rata share (based on Tenant’s use of such Generator and use of such Generator by other parties, as reasonably determined by Landlord based on the respective connections to such Generator (not the respective rentable square footage of any space leased in the Project by such users)), of all costs and expenses incurred by Landlord as a result of or in connection with operation, use, repairs, and maintenance of such Generator, including costs for fuel, and depreciation (as reasonably determined by Landlord). Tenant acknowledges that Landlord shall not be liable for any damage that may occur with respect to a Generator. The cost of design (including engineering costs) and installation of the Generator Facilities shall be Tenant’s sole responsibility.

6.2 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise (except as specifically set forth in Section 19.5.2 of this Lease), for failure to furnish or delay in furnishing any service (including telephone and telecommunication services and Generator service), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by

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breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Buildings or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent (except as specifically set forth in Section 19.5.2 of this Lease) or performing any of its obligations under this Lease.

6.3 Use of Shafts and Utility Connections. Landlord shall have reasonable access, and shall be entitled to allow other tenants of the Buildings, if any, reasonable access, through existing Building shafts to other portions of the Buildings (including the roof, mechanical floors and tenant spaces (including the Premises)), or to utility connections outside the Buildings, for the installation, repair, and maintenance of ducts, pipes, connections, and equipment for cables, conduits, transmitters, receivers, and other office, computer, communications and word and data processing equipment and facilities, including any technological devices not yet developed, whether similar or dissimilar to the foregoing, which may hereafter become necessary or desirable for any permitted use of the Project; provided, however, that to the extent such shafts or utility connections are located within the Premises, such access shall not materially and unreasonably interfere with Tenant’s occupancy of the Premises (Landlord’s efforts in such regard will include, where reasonably possible, limiting the performance of any such work which might be disruptive to weekends or the evening and the cleaning of any work area prior to the commencement of the next business day). To the extent that Landlord installs, maintains, uses, repairs or replaces pipes, cables, ductwork, conduits, utility lines, and/or wires through hung ceiling space, exterior perimeter walls and column space, adjacent to and in demising partitions and columns, in or beneath the floor slab or above, below, or through the Premises, then in the course of making any such installation or repair: (x) Landlord shall not reduce Tenant’s usable space, except to a de minimus extent, if the same are not installed behind existing walls or ceilings; (y) Landlord shall box in any of the same installed adjacent to existing walls with construction materials substantially similar to those existing in the affected area(s) of the Premises; and (z) Landlord shall repair all damage caused by the same and restore such area(s) of the Premises to substantially the condition existing immediately prior to such work. The terms of this Section 6.3 shall be subject to the terms of Section 29.33 below.

6.4 Supplemental HVAC. Subject to Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right to install a supplemental HVAC system serving all or any portion of the Premises. Any such supplemental HVAC system shall be installed pursuant to the terms of Article 8 or the Work Letter, if installed as part of the initial Improvements, and shall be deemed an Alteration (or Improvement, as applicable) for purposes of this Lease; provided, however, it shall be deemed reasonable for Landlord to withhold its approval to the extent any such installation would materially interfere with, or materially increase the cost of, Landlord’s maintenance or operation of the Project, unless Tenant agrees to pay for such increased costs, or if any such installation would violate Applicable Laws or the Mission Bay Requirements or the Underlying Documents (as that term is defined in Section 24.4 below). Any such supplemental HVAC system installed by Tenant shall utilize the Building’s chilled or condenser water, at Landlord’s actual cost without markup. If Tenant connects into the Building’s chilled or condenser water system

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pursuant to the terms of the foregoing sentence, then Landlord shall install a submetering device at Tenant’s sole cost and expense, which shall measure the flow of chilled or condenser water to the Premises, and Tenant shall pay Landlord for Tenant’s use of chilled or condenser water at Landlord’s actual cost. Tenant shall bear all costs of the equipment, and all costs of installation and removal thereof.

ARTICLE 7

REPAIRS

7.1 Landlord’s Repair Obligations. Landlord shall at all times during the Lease Term maintain in good condition and operating order and in a manner reasonably commensurate with the maintenance standards of owners of Comparable Buildings, the structural portions of the Buildings, including, without limitation, the foundation, floor slabs, ceilings, roof, columns, beams, shafts, stairs, stairwells, escalators, elevators, base building restrooms and all Common Areas (collectively, the “Building Structure”), and the Base Building mechanical, electrical, life safety, plumbing, sprinkler, security and HVAC systems installed or furnished by Landlord (collectively, the “Building Systems”). In addition, Landlord shall use commercially reasonable efforts, at all times during the Lease Term, to cause the Building Systems to perform in accordance with the design specifications for such equipment as set forth in the “Base Building Plans” as that term is defined in Section 1 of the Work Letter. Except as specifically set forth in this Lease to the contrary, Tenant shall not be required to repair the Building Structure and/or the Building Systems, except to the extent required because of Tenant’s use of the Premises for other than normal and customary business office operations.

7.2 Tenant’s Repair Obligations. Tenant shall, at Tenant’s own expense, pursuant to the terms of this Lease, including without limitation, Article 8 hereof, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor or floors of the Buildings on which the Premises is located and any of Tenant’s improvements, property or equipment located outside of the Premises (such items located outside of the Premises, are, collectively, “Tenant’s Off-Premises Equipment”), in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord and the terms of Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that if Tenant fails to commence to make such repairs within ten (10) business days following notice from Landlord, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith upon being billed for same. Subject to the provisions of Article 27 below, Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

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ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1 Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) business days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which may adversely affect the Building Structure or Building Systems, or is visible from the exterior of any Building, and further provided, that in no event shall Tenant paint the underside or top of the structural slab. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days’ notice to Landlord, but without Landlord’s prior consent, to the extent that such Alterations (i) do not affect the Building Structure, Building Systems or equipment, (ii) do not require a building or construction permit, (iii) cost less than $300,000.00 for a particular job of work, and (iv) do not consist of painting the underside or top of the structural slab. The construction of the initial improvements to the Premises shall be governed by the terms of the Work Letter and not the terms of this Article 8.

8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises or Tenant’s Off-Premises Equipment, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord, the requirement that upon Landlord’s request, Tenant shall, at Tenant’s expense, remove any “Specialty Alterations” (defined below) upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City, all in conformance with Landlord’s construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the “Base Building,” as that term is defined below, then Landlord shall, at Tenant’s expense, make such changes to the Base Building. The “Base Building” shall mean the Building Structure, the Building Systems, including the Building Systems on the floor or floors on which the Premises is located as well as the Common Areas. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Project is located in accordance with Section 8182 of the

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Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the “as built” drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

8.3 Payment for Improvements. If payment is made directly to contractors, Tenant shall, at Tenant’s cost, comply with Landlord’s requirements for final lien releases and waivers in connection with Tenant’s payment for work to contractors. For purposes of determining the cost of an Alteration, work done in phases or stages shall be considered part of the same Alteration, and any Alteration shall be deemed to include all trades and materials involved in accomplishing a particular result.

8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Tenant shall reimburse Landlord for Landlord’s reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord’s review of Tenant’s work. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5 Specialty Alterations. At any time during the Lease Term, Tenant may remove any of “Tenant’s Property” (as that term is defined in Section 15.2 below) located in the Premises. Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any Specialty Alterations and to repair any damage to the Premises, Building, and Project and return the affected portion of the Premises to the condition existing prior to the installation of such Specialty Alteration as reasonably determined by Landlord; provided; however, that notwithstanding the foregoing, upon request by Tenant at the time of Tenant’s request for Landlord’s consent to any Alteration or improvement (or at the time of Landlord’s approval of the “Final Space Plan” or the “Final Working Drawings” (as defined in the Work Letter)), Landlord shall notify Tenant whether the applicable Alteration or Improvement constitutes a Specialty Alteration that will be required to be removed pursuant to the terms of this Section 8.5. If Tenant fails to complete any required removal and/or to repair any damage caused by the required removal of any Specialty Alterations, and return the affected portion of the Premises to the condition existing prior to the installation of such Specialty Alteration as reasonably determined by Landlord, Landlord may do so and may charge the actual and reasonable cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. As used herein, “Specialty Alterations” shall mean any Alteration or Improvement that is not a normal and

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customary general office improvement, including, but not limited to improvements which (i) perforate, penetrate or require reinforcement of a floor slab (including, without limitation, interior stairwells or high-density filing or racking systems), (ii) consist of the installation of a raised flooring system, (iii) consist of the installation of a vault or other similar device or system intended to secure the Premises or a portion thereof in a manner that exceeds the level of security necessary for ordinary office space, (iv) involve material plumbing connections (such as, for example but not by way of limitation, the Commercial Kitchen, saunas, showers, and executive bathrooms outside of the Building core and/or special fire safety systems), (v) consist of the dedication of any material portion of the Premises to non-office usage (such as classrooms, the Bicycle Improvements installed by Tenant in the Tenant Bicycle Storage Area or the Commercial Kitchen), (vi) are located in Common Areas (such as, Tenant’s Off-Premises Equipment), or (vii) are otherwise expressly required to be removed pursuant to the terms of this Lease. An open ceiling will not be considered a Specialty Alteration.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project, Buildings and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable within thirty (30) days after demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Project, Buildings or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

10.1 Indemnification and Waiver. Except to the extent arising from the negligence or willful misconduct of Landlord or any Landlord Parties (defined below) but subject to this Section 10.1, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, the Bicycle Storage Area and any of Tenant’s Off-Premises Equipment from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage

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is sustained by Tenant or by other persons claiming through Tenant. Subject to this Section 10.1, Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) (collectively, “Loss”) incurred in connection with or arising from (a) any cause in, on or about the Premises, the Bicycle Storage Area or Tenant’s Off-Premises Equipment, or (b) the negligence or willful misconduct of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees of Tenant who are at the Project at Tenant’s request (including any Third Party Operator and any of Tenant’s Security Personnel), as well as guests or licensees of Tenant occurring in, on or about the Project but outside of the Premises, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord or any Landlord Party. Should Landlord be named as a defendant in any suit brought against Tenant for which Tenant’s indemnity obligation is applicable, Tenant shall pay to Landlord its reasonable and actual out-of-pocket costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers’, accountants’ and attorneys’ fees. Subject to this Section 10.1, Landlord shall indemnify, defend, protect, and hold harmless Tenant, its partners, and their respective officers, agents, servants, employees, and independent contractors (collectively, “Tenant Parties”) from and against any and all Loss arising from the negligence or willful misconduct of Landlord or any Landlord party in, on or about the Project, except to the extent caused by the negligence or willful misconduct of the Tenant Parties. Should Tenant be named as a defendant in any suit brought against Landlord for which Landlord’s indemnity obligation is applicable, Landlord shall pay to Tenant its reasonable and actual out-of-pocket costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers’, accountants’ and attorneys’ fees. Notwithstanding anything to the contrary set forth in this Lease, either party’s agreement to indemnify the other party as set forth in this Section 10.1 shall be ineffective to the extent the matters for which the indemnitor agreed to indemnify the indemnitee are covered by insurance required to be carried by the indemnitee pursuant to this Lease (or would have been covered had the indemnitee carried the insurance required). Further, Tenant’s agreement to indemnify Landlord and Landlord’s agreement to indemnify Tenant pursuant to this Section 10.1 are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease, to the extent such policies cover, or if carried, would have covered the matters, subject to the parties’ respective indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

10.2 Construction Period. Notwithstanding anything set forth in the foregoing Section 10.1 or any other provision of this Lease or the Work Letter to the contrary, during the “Construction Period” (defined below) only, the following provisions shall be applicable:

10.2.1 with respect to any indemnity obligation of Tenant arising at any time during the Construction Period only, (A) the term “Landlord Parties” shall mean and shall be limited to KR Mission Bay, LLC, a Delaware limited liability company (or any entity that that succeeds to KR Mission Bay, LLC’s interest as Landlord under this Lease) and shall not include any other person or entity; provided, however, that Landlord may include in any claim owed by

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Tenant to it any amount which Landlord shall pay or be obligated to indemnify any other person or entity, and (B) any indemnity obligation shall be limited to Losses caused by, or arising as a result of any act or failure to act of, Tenant or Tenant’s employees, agents or contractors; and

10.2.2 during the Construction Period only, Tenant’s liability under this Lease (calculated in accordance with Accounting Standards Codification (ASC) 840-40-55) for (A) Tenant’s actions or failures to act under the Lease during the Construction Period, including, without limitation, Tenant’s indemnity obligations, plus (B) all payments to Landlord, including, without limitation, Base Rent and Additional Rent (though the parties acknowledge that Tenant’s obligation to pay Base Rent and Additional Rent shall not occur until Tenant is obligated to pay the same pursuant to the terms of Articles 3 and 4 of this Lease) shall be limited to eighty-nine and five-tenths percent (89.5%) of “Landlord’s Project Costs” (defined hereinbelow) determined as of the date of Landlord’s claim for such amount owed by Tenant. As used herein, “Landlord’s Project Costs” shall mean the amount capitalized in the Project by Landlord in accordance with U.S. generally accepted accounting principles, plus other costs related to the Project paid to third parties (other than lenders or owners of Landlord), excluding land acquisition costs, but including land carrying costs, such as interest or ground rent incurred during the construction period, and including all costs incurred by Landlord in connection with the development and construction of the Base Building and Common Areas of the Project.

For the avoidance of doubt, Landlord and Tenant agree that:

(x) no claim by Landlord for Tenant’s repudiation of this Lease at any time shall be limited under this Section 10.2; and

(y) for any claim other than under clause (x) above, if during the Construction Period, Landlord makes any claim for any anticipatory breach by Tenant of any obligation under this Lease owed to Landlord for any period after the Construction Period and the amount payable by Tenant for such claim is limited by the provisions of Section 10.2.2 above, the entire amount (to the extent not theretofore paid) shall be payable promptly after the Construction Period.

As used herein, “Construction Period” shall mean the period from the full execution and delivery of this Lease to the date that Landlord substantially completes construction of the Base Buildings, regardless of the occurrence of any delays caused by Tenant.

10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

10.3.1 Commercial General Liability Insurance. Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant’s operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease. Such insurance shall be written on an “occurrence” basis. Landlord and any other party the Landlord so specifies that has a material financial interest in the Project, including Landlord’s managing agent, ground lessor and/or lender, if any, shall be named as additional insureds as their interests

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may appear using Insurance Service Organization’s form CG2011 or a comparable form approved by Landlord. The coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations. Limits of liability insurance shall not be less than the following; provided, however, such limits may be achieved through the use of an Umbrella/Excess Policy :

Bodily Injury and Property Damage Liability	$25,000,000 each occurrence
Personal Injury and Advertising Liability	$25,000,000 each occurrence
Tenant Legal Liability/Damage to Rented Premises Liability	$10,000,000.00

10.3.2 Property Damage Insurance. Property Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the “Improvements,” as that term is defined in Section 2.1 of the Work Letter, and any other improvements, if any, which exist in the Premises as of the applicable Lease Commencement Date (excluding the Base Building) (the “Original Improvements”), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on a Special Form basis, for the full replacement cost value (subject to reasonable deductible amounts) new, without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for (a) all perils included in the CP 10 30 04 02 Coverage Special Form, (b) water damage from any cause whatsoever, including, but not limited to, sprinkler leakage, bursting, leaking or stoppage of any pipes, explosion, and backup or overflow from sewers or drains, and (c) terrorism (to the extent such terrorism insurance is available as a result of the Terrorism Risk Insurance Act of 2002 (Pub. L. 107-297, 116 Stat. 2322), the Terrorism Risk Insurance Program Reauthorization Act of 2005 (Pub. l. 109-144), and the Terrorism Risk Insurance Program Reauthorization Act of 2007 (Pub. L. 110-160, 121 Stat. 183), any successor statute or regulation, or is otherwise available at commercially reasonable rates).

10.3.2.1 Increase in Project’s Property Insurance. Tenant shall pay for any increase in the premiums for the property insurance of the Project if said increase is caused by Tenant’s acts, omissions, use or occupancy of the Premises.

10.3.2.2 Property Damage. Tenant shall use the proceeds from any such insurance for the replacement of personal property, trade fixtures, Improvements, Original Improvements and Alterations.

10.3.2.3 No Representation of Adequate Coverage. Landlord makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Tenant’s property, business operations or obligations under this Lease.

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10.3.3 Worker’s Compensation. Worker’s Compensation or other similar insurance pursuant to all applicable state and local statutes and regulations, and Employer’s Liability with minimum limits of not less than $1,000,000 each accident/employee/disease.

10.3.4 Commercial Automobile Liability Insurance. Commercial Automobile Liability Insurance covering all Owned (if any), Hired, or Non-owned vehicles with limits not less than $1,000,000 combined single limit for bodily injury and property damage.

10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord reasonably specifies in writing, as an additional insured as their interests may appear using Insurance Service Organization’s form CG2011 or a comparable form approved by Landlord, including Landlord’s managing agent, ground lessor and/or lender, if any; (ii) cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-VIII in Best’s Insurance Guide or which is otherwise acceptable to Landlord and permitted to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant, as evidenced by an endorsement or policy excerpt; and (v) be in form and content reasonably acceptable to Landlord. Tenant shall endeavor to cause said insurance to provide that said insurance shall not be canceled or coverage changed unless thirty (30) days’ prior written notice (ten (10) days’ in the event of non-payment of premium) shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver certificates thereof and applicable endorsements or policy excerpts which meet the requirements of this Article 10 to Landlord on or before (I) the earlier to occur of: (x) the Phase I Lease Commencement Date, and (y) the date Tenant and/or its employees, contractors and/or agents first enter the Premises for occupancy, construction of improvements, alterations, or any other move-in activities, and (II) ten (10) business days after the renewal of such policies. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate and applicable endorsements, Landlord may, at its option with notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.5 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord; provided, however, that (a) in no event shall such new or increased amounts or types of insurance exceed that required of comparable tenants by landlords of the Comparable Buildings and (b) Landlord shall not have the right to require that Tenant adjust its insurance coverage more than once in any twenty-four (24) month period, and not during the initial twenty-four (24) months of the Lease Term.

10.6 Landlord’s Fire and Casualty Insurance. Landlord shall insure the Buildings during the period following the mutual execution of this Lease and thereafter during Lease Term against loss or damage due to fire and other casualties covered within the classification of

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fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Landlord shall also carry rental loss insurance. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Project or the ground or underlying lessors of the Project, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.7, the coverage and amounts of insurance carried by Landlord in connection with the Buildings shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings (provided that in no event shall Landlord be required to carry earthquake insurance). Tenant shall, at Tenant’s expense, promptly following notice, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.7 Property Insurance Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided (and, in the case of Tenant, by an insurance carrier satisfying the requirements of Section 10.4(iii) above), and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers. Landlord and Tenant hereby represent and warrant that their respective “all risk” property insurance policies include a waiver of (i) subrogation by the insurers, and (ii) all rights based upon an assignment from its insured, against Landlord and/or any of the Landlord Parties or Tenant and/or any of the Tenant Parties (as the case may be) in connection with any property loss risk thereby insured against. Tenant will cause all subtenants and licensees of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Section 10.7 and to obtain such waiver of subrogation rights endorsements. If either party hereto fails to maintain the waivers set forth in items (i) and (ii) above, the party not maintaining the requisite waivers shall indemnify, defend, protect, and hold harmless the other party for, from and against any and all Losses arising out of, resulting from, or relating to, such failure.

10.8 Third-Party Contractors. Tenant shall obtain and deliver to Landlord, Third Party Contractor’s certificates of insurance and applicable endorsements at least seven (7) business days prior to the commencement of work in or about the Premises by any vendor or any other third-party contractor (collectively, a “Third Party Contractor”). All such insurance shall (i) name Landlord as an additional insured under such party’s liability policies as required by Section 10.3.1 above and this Section 10.8, (ii) provide a waiver of subrogation in favor of Landlord under such Third Party Contractor’s commercial general liability insurance, (iii) be primary and any insurance carried by Landlord shall be excess and non-contributing, and (iv) comply with Landlord’s minimum insurance requirements as may be appropriate, taking into account the nature of the work or service to be provided by such Third Party Contractor, as shall be reasonably determined by Landlord.

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ARTICLE 11

DAMAGE AND DESTRUCTION

11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises or any Building Systems necessary for the use and occupancy of the Premises shall be damaged by fire or other casualty, Landlord will, as soon as reasonably possible following the date of the damage, deliver to Tenant an estimate of the time necessary to repair the damage in question such that the Premises may be used by and accessible to Tenant and the Buildings and Common Areas operable in a manner consistent with the operation prior to such damage; such notice will be based upon the review and opinions of Landlord’s architect and contractor (“Landlord’s Completion Notice”). Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Building Structure and Building Systems. Such restoration shall be to substantially the same condition of the Building Structure and Building Systems prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Buildings or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord delivered on or before the date that is ninety (90) days after the date of the damage, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under clauses (ii) and (iii) of Section 10.3.2 of this Lease, and Landlord shall repair any injury or damage to the Improvements and the Original Improvements and shall return such Improvements and Original Improvements to their original condition (any such work will be competitively bid by Landlord to ensure that Landlord receives commercially reasonable pricing for the performance of such work so that, to the extent reasonably possible, the cost of such work does not unnecessarily exceed the proceeds of Tenant’s insurance); provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the portion of the cost of such repairs which is not so covered by Tenant’s insurance proceeds shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within ninety (90) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Improvements and the Original Improvements installed in the Premises and shall return such Improvements and Original Improvements to their original condition, or an alternate condition described by Tenant (but subject to Landlord’s prior written approval). Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto (it being acknowledged that the cost to

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prepare such plans may be paid for out of the applicable insurance proceeds received by Tenant), and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises, Common Areas or Building Systems necessary to Tenant’s occupancy, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises is unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand, not to materially exceed the levels of deductibles for such insurance then maintained by owners of Comparable Buildings). In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

11.2 Landlord’s Option to Repair; Tenant Termination Rights. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Buildings and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within ninety (90) days after the date of discovery of the damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Buildings or Project shall be damaged by fire or other casualty or cause, whether or not the Premises is affected, provided that Landlord terminates the leases of all tenants of the Buildings, if any, whose premises are similarly damaged by the casualty (to the extent Landlord retains such right pursuant to the terms of the applicable tenants’ leases), and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, as set forth in Landlord’s Completion Notice, the repairs cannot reasonably be completed so as to render the Premises suitable for occupancy within eighteen (18) months after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Buildings or Project or ground lessor with respect to the Buildings or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) more than Two Million Dollars ($2,000,000.00) of the cost of repair of the damage is not fully covered by Landlord’s insurance policies; or (iv) the damage materially affects the Buildings and occurs during the last twelve (12) months of the Lease Term; provided, however, that if such fire or other casualty shall have damaged the Premises or a portion thereof or Common Areas necessary to Tenant’s occupancy and as a result of such damage the Premises is unfit for occupancy, and provided that Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and either (a) the repairs cannot, in the reasonable opinion of Landlord’s contractor, as set forth in Landlord’s Completion Notice, be completed within eighteen (18) months after being commenced, or (b) the damage occurs during the last twelve (12) months of the Lease Term and will reasonably require in excess of ninety (90) days to repair, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than the later of (A) forty-five (45) days following the date of delivery of Landlord’s Completion Notice, and (B) ninety (90) days

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after the date of the damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. In addition, if such restoration is not substantially complete on or before the later of (i) the date that occurs twelve (12) months after the date of discovery of the damage, and (ii) the date that occurs ninety (90) days after the expiration of the estimated period of time to substantially complete such restoration, as set forth in Landlord’s Completion Notice (the “Outside Restoration Date”), then Tenant shall have the additional right during the first ten (10) business days of each calendar month following the Outside Restoration Date until such repairs are complete, to terminate this Lease by delivery of written notice to Landlord (the “Damage Termination Notice”), which termination shall be effective on a date specified by Tenant in such Damage Termination Notice (the “Damage Termination Date”), which Damage Termination Date shall not be less than ten (10) business days, nor greater than thirty (30) days, following the date such Damage Termination Notice was delivered to Landlord. In the event this Lease is terminated in accordance with the terms of this Section 11.2, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under subsections (ii) and (iii) of Section 10.3.2 of this Lease.

11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Buildings or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Buildings or the Project.

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice

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given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment of Rent by Tenant after a breach by Landlord shall be deemed a waiver of any breach by Landlord.

ARTICLE 13

CONDEMNATION

If the whole or any material part of the Premises, Buildings or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any material part of the Premises, Buildings or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority; provided, however, that Landlord shall only have the right to terminate this Lease as provided above if Landlord terminates the leases of all other tenants in the Buildings, if any, similarly affected by the taking and provided further that to the extent that the Premises is not adversely affected by such taking and Landlord continues to operate the Buildings as office buildings or life sciences buildings, Landlord may not terminate this Lease. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Buildings or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

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ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfers. Except as otherwise specifically provided or permitted in this Article 14, Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of Tenant’s interest in this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than twenty (20) days nor more than one (1) year after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee, (v) any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, which information is requested within five (5) business days following Tenant’s submission to Landlord of the items described in clauses (i), (ii), (iii), (iv) and (vi) of this Section 14.1, and (vi) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer requiring Landlord’s consent which is made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a Default by Tenant under this Lease if not rescinded or terminated within ten (10) business days following notice from Tenant. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord, not to exceed $2,500.00 for a Transfer in the ordinary course of business, within thirty (30) days after written request by Landlord.

14.2 Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice and shall grant or withhold such consent within twenty (20) days following the date upon which Landlord receives a “complete” Transfer Notice from Tenant (i.e., a Transfer Notice that includes all documents and information required pursuant to Section 14.1 of this Lease, above). If Landlord fails to timely deliver to Tenant notice of Landlord’s consent, or the withholding of consent, to a proposed Transfer, Tenant may send a second (2nd) notice to

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Landlord, which notice must contain the following inscription, in bold faced lettering: “SECOND NOTICE DELIVERED PURSUANT TO ARTICLE 14 OF LEASE — FAILURE TO TIMELY RESPOND WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN DEEMED APPROVAL OF ASSIGNMENT OR SUBLEASE.” If Landlord fails to deliver notice of Landlord’s consent to, or the withholding of Landlord’s consent, to the proposed assignment or sublease within such five (5) business day period, Landlord shall be deemed to have approved the assignment or sublease in question. If Landlord at any time timely delivers notice to Tenant or Landlord’s withholding of consent to a proposed assignment or sublease, Landlord shall specify in reasonable detail in such notice, the basis for such withholding of consent. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Buildings or the Project;

14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3 The Transferee is either a governmental agency or instrumentality thereof; provided, however, that Tenant shall be entitled to assign, sublet or otherwise transfer to a governmental agency or instrumentality thereof to the extent Landlord has leased or has permitted the lease of space to a comparable (in terms of security, foot traffic, prestige, eminent domain and function oriented issues) governmental agency or instrumentality thereof in comparably located space of comparable size;

14.2.4 The Transferee is a Tax Exempt Entity (as defined in Exhibit F attached hereto), unless such Transferee, at no cost to Landlord, complies with and satisfies all of the applicable Mission Bay Requirements relating to a Transfer to a Tax Exempt Entity as set forth in Exhibit F attached hereto, to the extent that Landlord continues to be subject to such requirements at the time of such Transfer; or

14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested.

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may thereafter enter into such Transfer of the Premises or portion thereof, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant’s business including, without limitation, loss of profits, however

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occurring) or a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all Losses, causes of action and proceedings involving any third party or parties (including without limitation Tenant’s proposed subtenant or assignee) who claim they were damaged by Landlord’s wrongful withholding or conditioning of Landlord’s consent.

14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee, (iii) marketing costs associated with such Transfer, (iv) reasonable attorneys’ fees incurred in the documentation and negotiation of such Transfer and (v) any brokerage commissions in connection with the Transfer. “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

14.4 Landlord’s Option as to Contemplated Transfer Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of the entire Premises or a portion of the Premises consisting of not less than a full floor of a Building (as opposed to a “superfloor” spanning across an entire Complex or all of the Buildings), for all or substantially all of the remaining Lease Term, Tenant shall give Landlord notice (the “Intention to Transfer Notice”) of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer (the “Contemplated Transfer Space”), the contemplated date of commencement of the contemplated Transfer (the “Contemplated Effective Date”), and the contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to the Contemplated Transfer Space as of the Contemplated Effective Date stated in the Intention to Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than

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the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of six (6) months (the “Six Month Period”) commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Six Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such Transfer shall be subject to the remaining terms of this Article 14. If such a Transfer is not so consummated within the Six Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer of the Contemplated Transfer Space, as provided above in this Section 14.4.

14.4.1 Demising Work. If Landlord exercises its recapture right pursuant to this Section 14.4, and the portion of the Premises recaptured by Landlord is not separately demised from the remainder of the Premises (i.e., the portions of the Premises located within the adjacent Building), Landlord, at Landlord’s sole cost and expense, shall construct or cause to be constructed a demising wall separating that portion of the Premises recaptured by Landlord from that portion of the Premises retained by Tenant; provided that, Tenant hereby agrees that, notwithstanding Tenant’s occupancy of its retained portion of the Premises during the construction of such demising wall by Landlord, Landlord shall be permitted to construct such demising wall during normal business hours, without any obligation to pay overtime or other premiums, and the construction of such demising wall by Landlord shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, and Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the construction of such demising wall, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of its retained portion of the Premises or of Tenant’s personal property or improvements resulting from the construction of such demising wall, or for any inconvenience or annoyance occasioned by the construction of such demising wall.

14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books,

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records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s reasonable costs of such audit.

14.6 Additional Transfers. For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of more than fifty percent (50%) of the partners, or transfer of more than fifty percent (50%) of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of more than fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of more than fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

14.7 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in Default, Landlord is hereby irrevocably authorized to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such Default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in Default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.8 Deemed Consent Transfers. Notwithstanding anything to the contrary contained in this Lease (including Section 14.6, above), (A) an assignment or subletting of all or a portion of the Premises to an “Affiliate” of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of the assignment or subletting), (B) an assignment of Tenant’s interest in this Lease to an entity which acquires all or substantially all of the stock or assets of Tenant and has (i) at least One Billion Dollars ($1,000,000,000) in annual revenue in the preceding twelve (12) month period and (ii) “Operating Cashflow” (as that term is defined in Section 21.7 below) of Two Hundred Fifty Million Dollars ($250,000,000) during the preceding twelve (12) month period (collectively, the “Affiliate Threshold”), or (C) an assignment of this Lease to an entity which is the resulting or surviving

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entity of a merger or consolidation of Tenant during the Lease Term and satisfies the Affiliate Threshold, shall not be deemed a Transfer requiring Landlord’s consent under this Article 14 or triggering Landlord’s rights under Section 14.3 or 14.4 (any such assignee or sublessee described in items (A) through (C) of this Section 14.8 hereinafter referred to as a “Permitted Transferee”), provided that (i) Tenant notifies Landlord at least five (5) business days prior to the effective date of any such assignment or sublease (unless such prior notice is prohibited by Applicable Laws or the terms of an applicable confidentiality agreement, in which event Tenant shall notify Landlord as soon as permissible) and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth above, (ii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, and (iii) no assignment relating to this Lease, whether with or without Landlord’s consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant’s entire interest in this Lease, the liability of Tenant and such transferee shall be joint and several. An assignee of Tenant’s entire interest in this Lease who qualifies as a Permitted Transferee may also be referred to herein as a “Permitted Transferee Assignee”. “Control”, as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

14.9 Occupancy by Others. Furthermore, and notwithstanding any contrary provision of this Article 14, the Tenant shall have the right, without the receipt of Landlord’s consent and without payment to Landlord of the Transfer Premium, but on not less than five (5) business days prior written notice to Landlord, to permit the occupancy of up to ten percent (10%) of the rentable square footage of the Premises, pursuant to an occupancy agreement between Tenant and such occupant, which agreement must be approved in advance by Landlord (such approval not to be unreasonably withheld, conditioned or delayed), to any individual(s) or entity(ies) with an ongoing business relationship with Tenant, including Tenant’s partners, agents, contractors and consultants performing services for Tenant or its clients. Such occupancy pursuant to this Section 14.9 shall include the use of a corresponding interior support area and other portions of the Premises which shall be common to Tenant and the permitted occupants, on and subject to the following conditions: (i) each individual or entity shall be of a character and reputation consistent with the quality of the Buildings and the Project; (ii) no individual or entity shall occupy a separately demised portion of the Premises or which contains an entrance to such portion of the Premises other than the primary entrance to the Premises; (iii) the rent, if any, paid by such occupants shall not be greater than the rent allocable on a pro rata basis to the portion of the Premises occupied by such occupants; (iv) such occupancy shall not be a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on Transfers pursuant to this Article 14; and (v) no such occupant shall be required to maintain the insurance coverage required to be maintained by Tenant hereunder (and, solely for the purposes of determining Tenant’s liability hereunder for the acts or omissions of such occupants and the applicability of Tenant’s insurance coverage towards such liability, any such occupant shall be deemed to be an employee of Tenant for the purposes of insurance and indemnity provisions of this Lease). Any occupancy permitted under this Section 14.9 shall not be deemed a Transfer under this Article 14. Notwithstanding the foregoing, no such occupancy shall relieve Tenant from any liability under this Lease.

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ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND

REMOVAL OF TRADE FIXTURES

15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of Section 8.5 above and this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder (including casualty or condemnation) excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property, including all Lines, owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant (collectively, “Tenant’s Property”), as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises, Buildings and Project resulting from such removal. Other than Tenant’s Property and any Specialty Alterations required to be removed by Tenant pursuant to the terms of Section 8.5 above, upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall not be required, and shall have no right, to remove any other Alterations or Improvements in the Premises.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, without the express written consent of Landlord, such tenancy shall be a tenancy at sufferance, and shall not constitute a renewal hereof or an extension for any further term, and in such case daily damages in any action to recover possession of the Premises shall be calculated at a daily rate equal to (i) one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease for the first (1st) two (2) months of such

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holdover, and (ii) two hundred percent (200%) thereafter plus one hundred percent (100%) of all Additional Rent. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant holds over without Landlord’s express written consent, and tenders payment of rent for any period beyond the expiration of the Lease Term by way of check (whether directly to Landlord, its agents, or to a lock box) or wire transfer, Tenant acknowledges and agrees that the cashing of such check or acceptance of such wire shall be considered inadvertent and not be construed as creating a month-to-month tenancy, provided Landlord refunds such payment to Tenant promptly upon learning that such check has been cashed or wire transfer received. Tenant acknowledges that any holding over without Landlord’s express written consent may compromise or otherwise affect Landlord’s ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from and against all claims made by any succeeding tenant founded upon such failure to vacate and deliver, and any losses suffered by Landlord, including lost profits, resulting from such failure to vacate and deliver. Tenant agrees that any proceedings necessary to recover possession of the Premises, whether before or after expiration of the Lease Term, shall be considered an action to enforce the terms of this Lease for purposes of the awarding of any attorney’s fees in connection therewith.

ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee; provided, however, that if such estoppel certificate is not factually correct, then Tenant may make such changes as are necessary to make such estoppel certificate factually correct and shall thereafter return such signed estoppel certificate to Landlord within said ten (10) business day period. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, but only in the case of (x) a proposed sale or financing of the Project, (y) a Default by Tenant or (z) a proposed Permitted Transfer by Tenant, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

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ARTICLE 18

SUBORDINATION

This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Buildings or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Buildings or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto (collectively, the “Superior Holders”). However, in consideration of and a condition precedent to Tenant’s agreement to subordinate this Lease to any future mortgage, trust deed or other encumbrances, shall be the receipt by Tenant of a subordination non-disturbance and attornment agreement in a commercially reasonable form (a “SNDA”) executed by Landlord and the appropriate Superior Holder. Pursuant to such SNDA, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, and such lienholder or purchaser or ground lessor shall agree to accept this Lease and perform the obligations of Landlord hereunder (including, without limitation, the funding of the Improvement Allowance (or in the alternative, the recognition of Tenant’s right to offset rent for failure of Landlord to pay the Improvement Allowance as provided in Section 2 of the Work Letter), but excluding any obligation to complete any of Landlord’s construction obligations set forth in Section 1 of the Work Letter), and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. Landlord represents to Tenant that there are not any Superior Holders as of the date of this Lease.

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ARTICLE 19

DEFAULTS; REMEDIES

19.1 Events of Default. The occurrence of any of the following shall constitute a “Default” of this Lease by Tenant:

19.1.1 Any failure by Tenant to pay (i) any Rent or any other charge required to be paid under this Lease, or (ii) any Base Rent required to be paid under that certain Office Lease, dated as of January 1, 2014 (as amended, supplemented or modified, the “333 Brannan Lease”), by and between Kilroy Realty Finance Partnership, L.P., a Delaware limited partnership and Tenant, for certain premises in the office building located at 333 Brannan Street, San Francisco, California (the “333 Brannan Building”), as applicable, or any part thereof, when due, which failure is not cured within five (5) days after written notice from Landlord that said amount was not paid when due; provided, however, that clause (ii) of this Section 19.1.1 shall only be effective until the earlier of (a) the date upon which both the Project and the 333 Brannan Building are no longer owned by affiliated Landlord entities and (b) the Phase III Lease Commencement Date; or

19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

19.1.3 Abandonment of the Premises by Tenant pursuant to California Civil Code Section 1951.3; or

19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 10, 14, 17 or 18 of this Lease where such failure continues for more than three (3) business days after notice from Landlord.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

19.2 Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Landlord may recover from Tenant the following:

(i) The worth at the time of any unpaid rent which has been earned at the time of such termination; plus

(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

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(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant (“Costs of Reletting”); notwithstanding the above, if Landlord relets the Premises for a term (the “Relet Term”) that extends past the originally scheduled Lease Expiration Date, the Costs of Reletting which may be included in Landlord’s damages shall be limited to a prorated portion of the Costs of Reletting, based on the percentage that the length of the originally scheduled Lease Term remaining on the date Landlord terminates this Lease or Tenant’s right to possession bears to the length of the Relet Term. For example, if there are two (2) years left on the Lease Term at the time that Landlord terminates possession and, prior to the expiration of the two (2) year period, Landlord enters into a lease with a new tenant with a Relet Term of ten (10) years, then only twenty percent (20%) of the Costs of Reletting shall be included when determining Landlord’s damages; and

(v) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Section 19.2.1(i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by Applicable Law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

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19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. In the event of Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

19.5 Landlord Default.

19.5.1 General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

19.5.2 Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the applicable Lease Commencement Date and required by this Lease, which substantially interferes with Tenant’s use of the Premises, or (ii) any failure of Landlord to provide services, utilities or access to the Premises as required by this Lease (either such set of circumstances as set forth in items (i) or (ii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord notice of such Abatement Event (which notice, for the purpose of determining the effective date of delivery, will be deemed given when delivered to the Project’s property management office during regular business hours), and if such Abatement Event continues for five (5) consecutive business days after Landlord’s receipt of any such notice (the “Eligibility Period”), then the Base Rent, Tenant’s Share of Direct Expenses, and Tenant’s obligation to pay for parking (to the extent not utilized by Tenant) shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use for the normal conduct of Tenant’s business, the Premises or a portion thereof, in the

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proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant’s Share of Direct Expenses for the entire Premises and Tenant’s obligation to pay for parking shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. To the extent an Abatement Event is caused by an event covered by Articles 11 or 13 of this Lease, then Tenant’s right to abate rent shall be governed by the terms of such Article 11 or 13, as applicable, and the Eligibility Period shall not be applicable thereto. Such right to abate Base Rent and Tenant’s Share of Direct Expenses shall be Tenant’s sole and exclusive remedy for rent abatement at law or in equity for an Abatement Event. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

19.6 Tenant’s Right to Make Repairs. During any period in which Tenant is then leasing one hundred percent (100%) of the office space in a Building, if an “Emergency Situation” (as defined herein) or “Adverse Condition” (as defined herein) involving the portion of the Premises located in such Building exists, and Landlord is obligated under the terms of this Lease to cure or remediate such Emergency Condition or Adverse Condition, then Landlord shall promptly commence and diligently perform all repairs required by Landlord under this Lease or take such other actions, if any, required of Landlord under this Lease to cure or remediate such Emergency Situation or Adverse Condition. Notwithstanding anything to the contrary contained herein, if (i) any Emergency Situation occurs or (ii) there is an actual breach by Landlord of one of its obligations under this Lease (“Landlord Breach”), and such Emergency Situation or Landlord Breach will have a material and adverse impact on Tenant’s ability to conduct its business in the Premises, or any material portion thereof (an “Adverse Condition”), including, for example, any failure to provide (or cause to be provided) electricity, HVAC, water or elevator access to the Premises, then Tenant shall give Landlord notice of the same. Thereafter, Landlord shall have (i) two (2) business days to commence a cure with respect to such Emergency Situation or (ii) twenty (20) business days to commence a cure of such Adverse Condition, and, in each case, shall diligently prosecute such cure to completion (collectively “Emergency Repairs”). For purposes hereof, the term “Emergency Situation” shall mean a situation which poses an imminent threat: (x) to the physical well-being of persons at the Building or (y) of material damage to Tenant’s personal property in the Premises. If Landlord fails to commence to perform such Emergency Repairs within the applicable timeframe (i.e., two (2) business days with respect to an Emergency Situation or twenty (20) business days with respect to Adverse Conditions) after Landlord receives notice of the applicable Emergency Condition or Adverse Condition, or, to the extent Landlord commences to cure with such time period but fails to thereafter diligently pursue such Emergency Repairs to completion, then Tenant, upon providing Landlord, as to an Emergency Situation, with such prior written notice,

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as is reasonable under the circumstances or as to an Adverse Condition, with twenty (20) business days prior notice (which notice shall clearly indicate that Tenant intends to take steps necessary to remedy the event giving rise to the Emergency Situation or Adverse Condition in question), may perform such Emergency Repairs or other actions at Landlord’s expense; provided, however, that in no event shall Tenant undertake any actions which will or are reasonably likely to materially and adversely affect (A) the Retail Space or the space of any other tenant or occupant of the Project, (B) the Building Structure, (C) any Building Systems, or (D) the exterior appearance of any Building. If Tenant exercises its right to perform Emergency Repairs or other actions on Landlord’s behalf, as provided above, then Landlord shall reimburse the actual out-of-pocket reasonable cost thereof within thirty (30) days following Tenant’s delivery of: (i) a written notice describing in reasonable detail the action taken by the Tenant, and (ii) reasonably satisfactory evidence of the cost of such remedy. Landlord shall, within thirty (30) days following Tenant’s written request for reimbursement of the costs of the Emergency Repairs notify Tenant of whether Landlord reasonably and in good faith disputes that (1) Tenant did not perform the Emergency Repairs in the manner permitted by this Lease, (2) that the amount Tenant requests be reimbursed from Landlord for performance of the Emergency Repairs is incorrect or excessive, or (3) that Landlord was not obligated under the terms of this Lease to make all or a portion of the Emergency Repairs (“Landlord’s Set-Off Notice”). If Landlord delivers a Landlord’s Set-Off Notice to Tenant, then Tenant shall not be entitled to such deduction from Rent (provided, if Landlord contends the amount spent by Tenant in making such repairs is excessive and does not otherwise object to Tenant’s actions pursuant to this Section 19.6, then Landlord shall pay the amount it contends would not have been excessive); provided that Tenant may proceed to claim a default by Landlord under this Lease for any amount not paid by Landlord. Any final award in favor of Tenant for any such default, which is not subject to appeal, from a court or arbitrator in favor of Tenant, which is not paid by Landlord within the time period directed by such award (together with interest at the Interest Rate from the date Landlord was required to pay such amount until such offset occurs), may be offset by Tenant from Rent next due and payable under this Lease; provided, however, Tenant may not deduct the amount of the award against more than fifty percent (50%) of Base Rent next due and owing (until such time as the entire amount of such judgment is deducted) to the extent following a foreclosure or a deed-in-lieu of foreclosure. In any case, in the event any Emergency Repairs are not accomplished by Landlord within a two (2) business day period with respect to an Emergency Condition or twenty (20) business day period with respect to Adverse Conditions despite Landlord’s diligent efforts, Landlord, within three (3) business days following Tenant’s written request therefore, shall provide to Tenant a schedule determined in good faith setting forth the basic steps Landlord proposes to be taken to effect the Emergency Repairs or other actions in a commercially reasonable time frame given the specifics of the Emergency Repairs required and the times when such work is proposed to be done and thereafter Landlord shall proceed to complete such Emergency Repairs within the time schedule so provided. If Tenant undertakes any action pursuant to this paragraph, Tenant shall (a) proceed in accordance with all Applicable Laws; (b) retain to effect such actions only such reputable contractors and suppliers as are duly licensed in the City of San Francisco and are listed on the most recent list furnished to Tenant of Landlord’s approved contractors for the Project and are insured in accordance with the provisions of Article 10 of this Lease; (c) effect such repairs or perform such other actions in a good and workmanlike and commercially reasonable manner; (d) use new or like new materials; (e) take reasonable efforts to minimize any material interference or impact on the other

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tenants and occupants of the Project, and (f) otherwise comply with all applicable requirements set forth in Article 8 of this Lease. Notwithstanding anything in this Article 19 to the contrary, the foregoing self-help right (i) shall not apply in the event of any fire or casualty at the Project, it being acknowledged and agreed that Article 11 shall govern with respect to any such fire or casualty event, (ii) shall not apply in the event of any condemnation, it being acknowledged and agreed that Article 13 shall govern with respect to any such condemnation, and (iii) shall not permit Tenant to access any other tenant’s or occupant’s space at the Project.

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

LETTER OF CREDIT

21.1 Delivery of Letter of Credit. Concurrently with Tenant’s execution of this Lease, Tenant shall deliver to Landlord, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease, an unconditional, clean, irrevocable negotiable standby letter of credit (the “L-C”) in the amount set forth in Section 8 of the Summary (the “L-C Amount”), in the form attached hereto as Exhibit I, running in favor of Landlord, drawn on one of the following banks: (i) Wells Fargo Bank, N.A., (ii) Citibank, N.A., (iii) JP Morgan Chase, (iv) Bank of America, (v) Goldman Sachs Bank USA, (vi) Morgan Stanley Bank, N.A. or (vii) Royal Bank of Canada, and otherwise conforming in all respects to the requirements of this Article 21, including, without limitation, all of the requirements of Section 21.2 below, all as set forth more particularly hereinbelow. The issuer of the L-C shall be referred to herein as the “Issuing Bank”. Notwithstanding the foregoing, Landlord hereby pre-approves the form of L-C attached hereto as Exhibit I-1 for issuance by Goldman Sachs Bank USA. In addition, Tenant may request the right to include additional banks in the foregoing list of approved Issuing Banks, which additional banks shall be subject to Landlord’s approval in its sole discretion. Tenant hereby agrees that the L-C shall expressly provide that (i) presentation of the L-C for draw can be made locally, which for purposes of this Article 21 shall mean either in the City of San Francisco, California, or in the City of Los Angeles, California, or (ii) presentation of the L-C for draw can be made by facsimile, in which case the appropriate facsimile number for presentment shall be stated on the L-C. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining and maintaining the L-C. In the event of an assignment by Tenant of its interest in this Lease (and irrespective of whether Landlord’s consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld.

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21.2 In General. The L-C shall be “callable” at sight, permit partial draws and multiple presentations and drawings, and be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. Tenant further covenants and warrants as follows:

21.2.1 Landlord Right to Transfer. The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer (one or more times) all of its interest in and to the L-C to another party, person or entity, as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord’s interest in the Buildings, Landlord shall transfer the L-C, to the transferee and thereupon Landlord shall, without any further agreement between the parties but upon the written assumption by the transferee of Landlord’s obligations hereunder with respect to the L-C, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Issuing Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Issuing Bank’s transfer and processing fees in connection therewith.

21.2.2 No Assignment by Tenant. Tenant shall neither assign nor encumber the L-C or any part thereof. Neither Landlord nor its successors or assigns will be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant in violation of this Section 21.2.2.

21.2.3 Replenishment. If, as a result of any drawing by Landlord on the L-C pursuant to its rights set forth in Section 21.3 below, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within ten (10) days after written notice thereof from Landlord, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Article 21, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 19.1 above, the same shall constitute an incurable Default by Tenant under this Lease (without the need for any additional notice and/or cure period).

21.2.4 Renewal; Replacement. If the L-C expires earlier than the date (the “LC Expiration Date”) that is sixty (60) days after the expiration of the Lease Term, Tenant shall deliver a new L-C or a certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, which new L-C shall be irrevocable upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its sole discretion. In furtherance of the foregoing, Landlord and Tenant agree that the L-C shall contain a so-called “evergreen

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provision,” whereby the L-C will automatically be renewed unless at least thirty (30) days’ prior written notice of non-renewal is provided by the issuer to Landlord. In the event that Landlord draws upon the L-C solely due to Tenant’s failure to renew the L-C at least thirty (30) days before its expiration, such failure shall not constitute a default hereunder and Tenant shall thereafter have the right to provide a substitute L-C that satisfies the requirements of this Lease, and Landlord shall concurrently refund the proceeds of the draw.

21.2.5 Issuing Bank’s Financial Condition. If, at any time during the Lease Term, the Issuing Bank’s long term credit rating is reduced below a long term issuer credit rating from Standard and Poor’s Professional Rating Service of BBB+ or a comparable rating from Moody’s Professional Rating Service (either, a “Bank Credit Threat”), then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute L-C that complies in all respects with the requirements of this Article 21, and Tenant’s failure to obtain such substitute L-C within ten (10) business days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord, or Landlord’s then managing agent, to immediately draw upon the then existing L-C in whole or in part, without notice to Tenant, as more specifically described in Sections 21.3 and 21.6 below. Tenant shall be responsible for the payment of Landlord’s reasonable attorneys’ fees to review any replacement L-C, which replacement is required pursuant to this Section or is otherwise requested by Tenant.

Notwithstanding anything to the contrary in this Article 21 or elsewhere in this Lease, during the Construction Period, Landlord shall, upon five (5) business days following receipt of notice from Tenant, along with an invoice therefor, pay all fees and costs incurred in connection with the replacement or reissuance of the L-C as a consequence of a Bank Credit Threat, or the Issuing Bank’s placement into “Receivership” (as that term is defined in Section 21.6 below), and Tenant shall have no obligation to pay any such fees or costs; provided, however, that to the extent that Landlord has paid any such fees or costs or otherwise incurred any expense as a consequence of the replacement or reissuance of the L-C during the Construction Period, then at any time after the Construction Period, Landlord may submit a statement to Tenant of the amount of any such fees, costs or expenses incurred by Landlord during the Construction Period, and Tenant shall be obligated to pay such amount as Additional Rent hereunder within ten (10) days after Tenant’s receipt of such statement from Landlord; and further, provided, however, in no event shall Landlord’s payment of any of the foregoing fees or costs include the obligation to supply any collateral in connection with the replacement or reissuance of the L-C.

21.3 Application of Letter of Credit. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is past due to Landlord under the terms and conditions of this Lease, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code that is not dismissed within thirty (30) days, or

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(D) the Issuing Bank has notified Landlord that the L-C will not be renewed or extended through the LC Expiration Date and Tenant has not provided a replacement L-C that satisfies the requirements of this Article 21 within thirty (30) days prior to the expiration thereof, or (E) a Bank Credit Threat or Receivership (as such term is defined in Section 21.6.1 below) has occurred and Tenant has failed to comply with the requirements of either Section 21.2.5 above or 21.6 below, as applicable. If Tenant shall breach any provision of this Lease or otherwise be in default hereunder in each case beyond applicable notice and cure periods or if any of the foregoing events identified in Sections 21.3(B) through (E) shall have occurred, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the L-C, in part or in whole, and the proceeds may be applied by Landlord (i) to cure any breach or default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant’s breach or default, (ii) against any Rent payable by Tenant under this Lease that is not paid when due and/or (iii) to pay for all losses and damages to which Landlord is entitled pursuant to California Civil Code Section 1951.2. If Landlord draws on the L-C pursuant to subpart (A) above, Landlord shall only draw on the L-C to the extent required to cure the default. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any Applicable Law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a “draw” by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Issuing Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

21.4 Letter of Credit not a Security Deposit. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the L-C, the “Security Deposit” (as that term is defined in Section 21.6 below), if applicable, or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a “security deposit” within the meaning of such Section 1950.7. The parties hereto (A) recite that the L-C and the Security Deposit (if applicable) are not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

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21.5 Proceeds of Draw. In the event Landlord draws down on the L-C pursuant to Section 21.3(D) or (E) above, the proceeds of the L-C may be held by Landlord and applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due (subject to applicable notice and cure periods) and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. Tenant hereby (i) agrees that (A) Tenant has no property interest whatsoever in the proceeds from any such draw, and (B) such proceeds shall not be deemed to be or treated as a “security deposit” under the Security Deposit Laws, and (ii) waives all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Landlord agrees that the amount of any proceeds of the L-C received by Landlord, and not (a) applied against any Rent payable by Tenant under this Lease that was not paid when due or (b) used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease (the “Unused L-C Proceeds”), shall be paid by Landlord to Tenant (x) upon receipt by Landlord of a replacement L-C in the full L-C Amount, which replacement L-C shall comply in all respects with the requirements of this Article 21, and (y) immediately after the LC Expiration Date; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the Unused L-C Proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

21.6 Issuing Bank Placed Into Receivership. In the event the Issuing Bank is placed into receivership or conservatorship (any such event, a “Receivership”) by the Federal Deposit Insurance Corporation or any successor or similar entity (the “FDIC”), then, effective as of the date such Receivership occurs, the L-C shall be deemed to not meet the requirements of this Article 21, and, within ten (10) business days following Landlord’s notice to Tenant of such Receivership, Tenant shall replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21. In the event that Landlord draws upon the L-C due to solely Tenant’s failure to provide a substitute L-C due to a Bank Credit Threat or Receivership, such failure shall not constitute a default hereunder and Tenant shall thereafter have the right to provide a substitute L-C that satisfies the requirements of this Lease, in which case, Landlord shall concurrently refund the proceeds of the draw or the Security Deposit, as applicable. If Landlord improperly draws on the L-C or the Security Deposit (if applicable), Tenant may offset against Rent the amounts improperly drawn. If, during the Construction Period, Landlord draws upon the then existing L-C pursuant to a Bank Credit Threat or as of the result of the Issuing Bank’s placement into Receivership, then Landlord shall deposit the proceeds from the draw into an account, in Landlord’s name, with either Wells Fargo Bank, JP Morgan Chase Bank or Union Bank (as determined by Landlord in its sole discretion) (each a “Security Deposit Bank”), which proceeds shall be held by Landlord as a security deposit (the “Security Deposit”) until receipt of a replacement L-C. In connection with the foregoing, (i) Tenant shall not be entitled to any interest on the Security Deposit, (ii) Landlord shall request that the Security Deposit Bank provide Tenant with a courtesy copy of any bank statements pertaining to the Security Deposit account, and (iii) Landlord’s use of the Security Deposit shall be subject to the terms and conditions of the Lease pertaining to Landlord’s right to use the proceeds of the L-C.

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21.7 Reduction of L-C Amount. The L-C Amount may be reduced upon or following the “Initial Reduction Date”, and upon or following each “Reduction Date” (as defined below) occurring thereafter, by the “L-C Reduction Amount”; provided, however, the L-C Amount shall never be less than Five Million Dollars ($5,000,000). The reduction of the L-C Amount shall be effectuated by Tenant’s delivery to Landlord of a certificate of amendment to the existing L-C, conforming in all respects to the requirements of this Article 21, in the amount of the applicable reduced L-C Amount. If Tenant is allowed to reduce the L-C Amount pursuant to the terms of this Section 21.7, then Landlord shall reasonably cooperate with Tenant in order to effectuate such reduction.

21.7.1 Definitions. For purposes hereof, the following terms shall have the meanings set forth below.

21.7.1.1 “No Reduction Period” shall mean the period commencing on the Effective Date and expiring on the last day of the twelfth (12th) full calendar month following Landlord’s receipt of all of the items described in Section 4 of Schedule 4 to Exhibit B with respect to the Improvements in the entire Premises.

21.7.1.2 “Initial Reduction Date” shall mean the first (1st) day of the first (1st) calendar month following the month in which the No Reduction Period expires and the L-C Reduction Conditions are satisfied, whether or not Tenant has delivered evidence to Landlord that such L-C Reduction Conditions are satisfied.

21.7.1.3 “Reduction Date” shall mean the date, if any, in each calendar year following the calendar year in which the Initial Reduction Date occurs that Tenant first satisfies (or maintains the satisfaction of) the L-C Reduction Conditions.

21.7.1.4 “L-C Reduction Amount” shall mean an amount equal to $2,434,163.08.

21.7.1.5 “L-C Reduction Conditions” shall mean that Tenant is not then in Default under this Lease, and either of the following conditions is satisfied, as demonstrated, in the case of item (i) below, by Tenant’s most recent year-end annual financial reports prepared and certified by an independent certified public accountant and delivered to Landlord within one hundred fifty (150) days following the end of the financial year in question: (i) Tenant has (A) positive “Operating Cashflow” (defined below) of at least Two Hundred Fifty Million Dollars ($250,000,000) and (B) ”Total Liquidity” (defined below) of at least Three Hundred Fifty Million Dollars ($350,000,000) or (ii) the stock of Tenant is traded on a national public exchange and Tenant’s “equity market capitalization” as of the Reduction Date in question is greater than Eight Billion Dollars ($8,000,000,000) determined based upon the average of the closing price of Tenant’s stock on the last trading day of each calendar quarter during the four (4) quarters preceding such Reduction Date.

21.7.1.6 “Operating Cashflow” shall mean cash flow from operating activities as stated in Tenant’s audited financials, as determined by generally accepted accounting principles

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21.7.1.7 “Total Liquidity” shall mean cash on hand and borrowings available under Tenant’s credit agreement or revolver.

21.7.2 Inspection Right. After Tenant has met the L-C Reduction Conditions set forth in item (i), but not item (ii) of Section 21.7.1.5, above, upon request, Landlord shall have the right to inspect, at Tenant’s offices in San Francisco, California, Tenant’s current quarterly financial reports, provided that any reports made available to Landlord shall be certified as true and correct by Tenant’s chief financial officer, and at a minimum shall include an income statement, balance sheet and cash flow, and applicable notes thereto.

ARTICLE 22

USE OF ROOF DECK

22.1 In General. Tenant shall have the right to use, on an exclusive basis, but subject to “Landlord Use Rights” (as defined hereinbelow), the roof deck to be located on the seventh (7th) floor of the North Building (the “Roof Deck”), which Roof Deck shall, for purposes of this Lease, be deemed part of the Common Areas. Tenant’s use of the Roof Deck shall be subject to such reasonable rules and regulations as may be prescribed by Landlord from time to time, and Landlord shall also comply with such rules and regulations in connection with the Landlord Use Rights. Tenant shall not make any improvements or alterations to the Roof Deck, nor shall Tenant be permitted to install or place on the Roof Deck any furniture, fixtures, plants, graphics, signs or insignias or other items of any kind whatsoever, without Landlord’s prior consent, which consent shall not be unreasonably withheld.

22.2 Landlord Use Rights. Landlord shall have the right to temporarily close the Roof Deck or limit access thereto (i) from time to time in connection with Landlord’s maintenance or repair of the Roof Deck or Buildings and (ii) no more than twice within any twelve (12) month period, for a period of no more than six (6) consecutive hours (excluding set up and take down time) for other reasonable purposes, including, without limitation, for events hosted on behalf of or for Landlord (and not hosted by Landlord on behalf of another tenant or occupant of the Project) at any time (collectively, “Landlord Use Rights”, and such Landlord Use Rights described in clause (ii) above are “Landlord Event Use Rights”); provided, however, that Landlord shall provide reasonable advance notice to Tenant of the anticipated period of closure or limited use of the Roof Deck, and in the case of Landlord Event Use Rights, Landlord shall schedule any such use of the Roof Deck in consultation with Tenant so as to avoid conflicts with any particular pre-planned use of the Roof Deck by Tenant for an event that does not occur routinely. Subject to the terms of this Article 22, Tenant shall allow Landlord and Landlord’s permitted users of the Roof Deck access to Tenant’s restrooms located in its Premises during any Landlord Use Rights. Tenant shall have the right to provide janitorial and security services to the Roof Deck in connection with any Landlord Event Use Rights, and Landlord shall reimburse Tenant’s actual, reasonable, out-of-pocket costs of providing the same, promptly following receipt of an invoice therefor.

22.3 Other Terms. Landlord and Tenant acknowledge and agree that (i) Tenant shall be responsible for supervising and controlling access to the Roof Deck by Tenant’s employees, officers, directors, shareholders, agents, representatives, contractors and invitees (the “Roof

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Deck Users”) and Landlord shall be responsible for supervising and controlling access to the Roof Deck by Landlord’s Roof Deck Users; and (ii) Landlord is not responsible for supervising and controlling access to the Roof Deck, except in connection with Landlord’s exercise of Landlord’s Use Rights. Except to the extent arising as a consequence of the negligence or willful misconduct of Landlord: (a) Tenant assumes the risk for any Loss arising out of the use or misuse of the Roof Deck by Tenant’s Roof Deck Users, and Tenant releases and discharges Landlord from and against any such loss, claim, damage or liability; (b) Tenant further agrees to indemnify, defend and hold Landlord and the Landlord Parties, harmless from and against any and all losses and claims relating to or arising out of the use or misuse of the Roof Deck by Tenant or Tenant’s Roof Deck Users. Except to the extent arising as a consequence of the negligence or willful misconduct of Tenant: (A) Landlord assumes the risk for any Loss arising out of the use or misuse of the Roof Deck by Landlord’s Roof Deck Users, and Landlord releases and discharges Tenant from and against any such Loss; (B) Landlord further agrees to indemnify, defend and hold Tenant and the Tenant Parties, harmless from and against any and all Losses relating to or arising out of the use or misuse of the Roof Deck by Landlord or Landlord’s Roof Deck Users. Neither party shall have any liability or responsibility to monitor the use, or manner of use, by the Roof Deck Users of the other party.

ARTICLE 23

SIGNS; ROOF RIGHTS

23.1 Full Floors. Subject to Landlord’s prior written approval, in its reasonable discretion, and provided all signs are in keeping with the quality, design and style of the Buildings and Project, (a) to the extent that the Premises includes any full floor(s) of any Building, Tenant, at its sole cost and expense, may install identification signage anywhere on such floor(s), and (b) to the extent that the Premises includes any partial floor(s) of any Building, Tenant, at its sole cost and expense, may install Building standard identification signage in the elevator lobby and at the entrance to the Premises on such floor(s).

23.2 Reserved.

23.3 Lobby Signage. Original Tenant and any Permitted Transferee Assignee, at Tenant’s sole cost and expense, shall have the exclusive right to install, repair and maintain its name and/or logo in the North Lobby and the South Lobby. Any such installation, repair and/or maintenance shall be subject to compliance with Applicable Laws and Landlord’s prior approval of any such signs, which approval shall not be unreasonably withheld, conditioned or delayed. In any event, Tenant shall be entitled to building standard signage in the lobby directory of the North Complex and the South Complex throughout the Lease Term.

23.4 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed which are visible from the exterior or the Premises and that have not been separately approved by Landlord (which approval shall not be unreasonably withheld) may be removed without notice by Landlord at the sole expense of Tenant. Except as described in Section 23.5 below, Tenant may not install any signs on the exterior or roof of any Building, the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Buildings, shall be subject to the prior approval of Landlord, in its sole discretion.

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23.5 Exterior Signage. Throughout the Lease Term, as the same may be extended, Original Tenant and any Permitted Transferee Assignee, at Tenant’s sole cost and expense, shall have the exclusive right (except to the extent provided below) to install, repair and maintain (i) its name and logo on any monument sign installed by Landlord (in Landlord’s sole discretion) and associated with a particular Building (provided that Tenant hereby acknowledges and agrees that no monument sign exists as of the date of this Lease, and Landlord has no obligation to install any monument sign for any Building), and (ii) signs on the exterior of Buildings in the locations shown on Exhibit J attached hereto, which exterior signs may be Tenant’s name and/or logo. Landlord shall work with Tenant to obtain City and other required approvals of such monument and exterior signs. Any such installation, repair and/or maintenance (including the exact location thereof) shall be subject to compliance with Applicable Laws, the Underlying Documents and Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary set forth herein, Landlord shall be entitled to grant any retail tenants the rights to install their standard building sign package, including, eyebrow signage, blade signage, and store front signage, on or about their premises, and may grant such retail tenants monument signage rights, with the name and/or logo of such tenant located below Tenant’s name and logo on any shared monument sign. The anticipated size, types and locations of retail signage are set forth on Exhibit J-1 attached hereto; provided that the exact size, types and locations of such signage shall be reasonably determined by Landlord in consultation with Tenant (but such consultation shall not be required if Landlord does not depart from the signage shown on Exhibit J-1) and subject to City and other required approvals and the Underlying Documents.

23.6 Name Change. If Tenant changes its name at any time, Tenant shall have the right, at Tenant’s cost, to make such changes to its signage as necessary to reflect the changed name, and may modify or change existing signs to do so. Any such changes or alterations to existing signage at the Project shall be subject to compliance with Applicable Laws and in connection with any exterior and lobby signage, Landlord’s prior approval as to the shape, size and location of any such changes or alterations, which approval shall not be unreasonably withheld, conditioned or delayed. To the extent Tenant desires to change the name and/or logo set forth on new or existing signs, such name and/or logo shall not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings.

23.7 Roof Rights.

23.7.1 Right to Install Equipment. Throughout the Lease Term, as the same may be extended, subject to Landlord’s reasonable approval and the terms of this Section 23.7, Tenant shall have the non-exclusive right to install, repair, maintain (including access thereto) and replace on the roof of the Buildings, two (2) satellite dishes, television or communications antennae or facilities, related receiving or transmitting equipment, related cable connections and any and all other related or similar equipment (collectively, the “Communications Equipment”), for use in connection with Tenant’s business within the Premises, in a location

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reasonably designated by Landlord and subject to the execution by Landlord and Tenant of a separate license agreement outlining the terms and conditions of Tenant’s use of such rooftop space; provided, however, any installation shall be performed pursuant to this Section 23.7, and it shall be deemed reasonable for Landlord to withhold its approval to the extent any such installation would interfere with the Landlord’s or any other tenant’s use, operation, repair and/or maintenance of then-existing equipment and systems installed on the roof or use of the Roof Deck or would violate Code, the Mission Bay Requirements or the Underlying Documents. The exact location, physical appearance and all specifications of the Communications Equipment (including, without limitation, mounting and structural support specifications) shall be subject to Landlord’s reasonable approval, and Landlord may require Tenant to install screening around such Communications Equipment, at Tenant’s sole cost and expense, as reasonably designated by Landlord. Without having to pay any additional rental or license fees therefor, but subject to Landlord’s reasonable rules and regulations, Tenant may also use a Building’s risers, conduits and towers for purposes of installing cabling from the Communications Equipment to the Premises in the interior of such Building. Tenant may not license, assign or sublet the right to use any of such Communications Equipment or podium roof space, other than to Transferees permitted under Article 14, without Landlord’s prior written consent, which consent may be withheld in Landlord’s sole and absolute discretion. Notwithstanding any provision set forth in the Lease, Tenant shall be responsible, at Tenant’s sole cost and expense, for (i) obtaining, as applicable, and maintaining all permits or other governmental approvals required in connection with the Communications Equipment, (ii) repairing and maintaining and causing the Communications Equipment to comply with all Applicable Laws, and (iii) the removal of the Communications Equipment and all associated wiring promptly following the expiration or earlier termination of this Lease (and the repair of all affected areas to the condition existing prior to the installation thereof). In no event shall Tenant permit the Communications Equipment to interfere with the Building Systems or any other communications equipment at the Project.

23.7.2 Right of Use. Landlord may grant to other tenants of the Project and to other third parties the right to use the roofs of the Buildings for the installation of Communications Equipment, provided that such installations do not materially interfere with any then-existing Communications Equipment of Tenant.

ARTICLE 24

COMPLIANCE WITH LAW

24.1 By Tenant. Tenant shall not do anything or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, “Applicable Laws”). At its sole cost and expense, Tenant shall promptly comply with all Applicable Laws which relate to (i) Tenant’s use of the Premises, (ii) any Alterations made by Tenant to the Premises, and any Improvements in the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by Alterations made by Tenant to the Premises to the extent such Alterations are not normal and customary business office improvements in Comparable Buildings, or triggered by the Improvements to the extent such Improvements are not normal and customary business

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office improvements, or triggered by Tenant’s use of the Premises for non-general office use. Tenant shall not, however, be responsible for the cost of complying with Applicable Laws to the extent that any such compliance is required as a result of the Base Building failing to comply with Applicable Laws in effect as of the Delivery Date. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations to the extent they apply to Tenant’s use or occupancy of the Premises. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24 with which Tenant is responsible for compliance. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Article 24.

24.2 By Landlord. Notwithstanding anything to the contrary in this Lease, to the extent required in order for Tenant to obtain a CofO to legally occupy the Premises for normal and customary office use, assuming normal and customary office occupancy density, or to the extent required in order for Tenant to pull a construction permit or to otherwise comply with the requirements of the applicable permitting authority, Landlord (rather than Tenant) shall comply with all Applicable Laws relating to the Base Building and Common Areas, except to the extent such compliance is triggered by (a) Tenant’s particular use of the Premises for other than normal and customary business office use or (b) Tenant’s construction of Alterations or Improvements in the Premises that are not normal and customary office improvements for Comparable Buildings in which case compliance with such Applicable Laws shall be the responsibility of Tenant under this Lease. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent not prohibited by the terms of Article 4 above.

24.3 Certified Access Specialist. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (“CASp”). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Landlord or Tenant shall be conducted, at the requesting party’s sole cost and expense, by a

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CASp approved by Landlord, subject to the non-requesting party’s reasonable rules and requirements; and (b) the cost of making any improvements or repairs within the Premises, the Buildings or the Project to correct violations of construction-related accessibility standards shall be allocated as provided in Section 24.1 and 24.2 above.

24.4 Underlying Documents. Tenant shall comply with all easements, licenses, operating agreements, declarations, restrictive covenants, or instruments pertaining to the sharing of costs by Landlord with respect to the Project, including, without limitation, any covenants, conditions and restrictions affecting the Project, and reciprocal easement agreements affecting the Project, any parking licenses, and any agreements with transit agencies affecting the Project (collectively, “Underlying Documents”), including, without limitation, (i) that certain Amended and Restated Declaration and Agreement of Covenants, Conditions and Restrictions for the UCSF Mission Bay Campus recorded July 19, 1999 in the Official Records as Instrument No. 99-G622193-00, (ii) that certain Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Mission Bay Commercial, recorded January 16, 2001 in the Official Records as Instrument No. 2001-G889923-00, (iii) that certain Mission Bay South Owner Participation Agreement between the Redevelopment Agency of the City and County of San Francisco (the “Redevelopment Agency”) and Catellus Development Corporation (“CDC”) recorded December 3, 1998 in the Official Records as Instrument No. 98-G477258-00 (as amended, the “OPA”), (iv) that certain Redevelopment Plan for the Mission Bay South Redevelopment Project recorded November 18, 1998 in the Official Records as Instrument No. 98-G470337-00 (the “Redevelopment Plan”), and (v) that certain Mission Bay South Redevelopment Plan Area Declaration of Restrictions recorded December 3, 1998 in the Official Records as Instrument No. 98-G477250-00. Additionally, Tenant acknowledges that the Project may be subject to future Underlying Documents, which Landlord, in Landlord’s discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such Underlying Documents and Tenant shall promptly execute and acknowledge, within fifteen (15) business days of a request by Landlord, a “Recognition of Covenants, Conditions, and Restrictions,” in a form substantially similar to that attached hereto as Exhibit H, agreeing to and acknowledging the applicable Underlying Document.

ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) business days after said amount is due, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of the overdue amount plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder; notwithstanding the foregoing to the contrary, Tenant shall be entitled to notice of non-payment and a five (5) business day grace period prior to the imposition of such late charge on the first (1st) occasion in any Lease Year in which any installment of Rent is not timely paid by Tenant. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest

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from the date when due until paid at a rate (the “Interest Rate”) per annum equal to the lesser of (i) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (ii) the highest rate permitted by Applicable Laws.

ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1 Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2 Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s Defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all Losses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect any past-due Rent, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or (during the final twelve (12) months of the Lease Term) tenants, or to current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of non-responsibility; or (iv) make reasonably necessary alterations, improvements or repairs to the Premises or the Building Systems. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; (B) take possession due to any Default of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform following applicable notice and cure periods. Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in connection with such entries into the Premises. To the extent reasonably practical given the nature of the work, Landlord will provide Tenant with at least five (5) days prior notice of any of the actions set forth in this Article 27, to be taken by Landlord if such action will substantially interfere with

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Tenant’s ability to (i) conduct business in the Premises, (ii) gain access to and from the Premises, or (iii) use or have access to and egress from the Parking Facilities. Tenant shall additionally have the right to require that Landlord be accompanied by a representative of Tenant during any such entry so long as Tenant makes a representative available at commercially reasonable times. Landlord shall use good faith efforts to ensure that the performance of any such work of repairs or alterations shall not materially interfere with Tenant’s use of the Premises (or any portion thereof) for Tenant’s business purposes (Landlord’s efforts in such regard will include, where reasonably possible, limiting the performance of any such work which might be disruptive to weekends or the evening and the cleaning of any work area prior to the commencement of the next business day). Landlord may make any such entries without the abatement of Rent (except as specifically set forth in Section 19.5.2 of this Lease) and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Notwithstanding anything to the contrary set forth in this Article 27, Tenant may designate in writing certain reasonable areas of the Premises as “Secured Areas” should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency. Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Base Building; (ii) as required by Applicable Law, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord’s reasonable approval. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

ARTICLE 28

TENANT PARKING

28.1 Parking Passes; Give-Back Parking Passes; Subleased Parking Passes. Subject to the terms of this Article 28, Tenant shall be obligated to rent from Landlord, commencing on the applicable Lease Commencement Date, the amount of parking passes set forth in Section 9 of the Summary (“Parking Passes”), on a monthly basis throughout the Lease Term, which Parking Passes shall pertain to the Project parking facilities (“Parking Facilities”). Notwithstanding the foregoing, no more than once in a twelve (12) calendar month period, Tenant may decrease the number of Parking Passes rented by Tenant by a total of fifty (50) Parking Passes per year (any such Parking Passes no longer rented by Tenant are, the “Give-Back Parking Passes”), upon ninety (90) days prior written notice to Landlord; provided, however, that prior to the Phase III Lease Commencement Date, the annual maximum number

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of Give-Back Parking Passes shall be equal to fifty (50) times a fraction the numerator of which is the then-current rentable square footage of the Premises and the denominator of which is 735,700. The total number of Give-Back Parking Passes shall not exceed two hundred thirty-five (235) Parking Passes. Landlord shall have the right to rent or grant use of the Give-Back Parking Passes to any party designated by Landlord, including members of the general public. Notwithstanding the foregoing, upon ninety (90) days prior written notice to Landlord, Tenant may elect to re-rent any Give-Back Parking Passes. Further, Tenant may from time to time sublease, on a monthly basis, or otherwise make available for use, on a monthly basis, by any party designated by Tenant, including members of the general public, some or all of Tenant’s Parking Passes (the “Subleased Parking Passes”), upon thirty (30) days prior written notice to Landlord. Landlord shall reasonably assist and cooperate with Tenant, and shall cause its parking operator to reasonably assist and cooperate with Tenant, in implementing and carrying out any such subleasing of Parking Passes by Tenant (e.g., providing ‘garage only’ access cards), and Tenant shall reimburse Landlord for any costs of operating the Parking Facilities that are incurred specifically as a consequence of Tenant’s subleasing of Parking Passes.

28.2 Parking Pass Rates. Tenant shall pay to Landlord for Parking Passes on a monthly basis the monthly parking rate charged by Landlord, which monthly rate for Parking Passes (the “Parking Rate”) shall initially be equal to, and during the Lease Term shall not be less than, $345.00 per Parking Pass per month (the “Parking Rate Floor”). Subject to the Parking Rate Floor, the Parking Rate shall be adjusted annually to be consistent with the prevailing monthly parking rate for similar parking spaces then being charged by landlords in Mission Bay. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such Parking Passes by Tenant for the use of the Parking Facilities by Tenant.

28.3 Use of Parking Passes. Tenant’s continued right to use the Parking Passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities, including any sticker or other identification system established by Landlord, and Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Facilities at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to the Parking Facilities for purposes of permitting or facilitating any such construction, alteration or improvements; provided, however, that Landlord will use reasonable efforts to provide Tenant with reasonable advance notice of any such anticipated temporary close-off or restriction in access to the Parking Facilities. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The Parking Passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant’s own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant, except in connection with a Transfer of the Premises pursuant to Article 14 of this Lease or as relates to the Subleased Parking Passes, without Landlord’s prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking. Tenant’s use of the Parking Facilities are on a non-exclusive basis.

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28.4 Electrical Vehicle Charging. Landlord shall install, at Landlord’s sole cost and expense, ten (10) electrical vehicle charging stations in the Parking Facilities, which shall be available for non-exclusive use by Tenant. In addition to the electrical vehicle charging stations installed by Landlord, Tenant shall have the right to install additional electrical vehicle charging stations in the Parking Facilities, at Tenant’s sole cost and expense, and Tenant shall be obligated to pay the monthly parking rate allocated to the parking spaces utilized by such electrical vehicle charging stations. In the event Tenant elects to install any such electrical vehicle charging stations, the same shall be designated for exclusive use by Tenant, except as required by Applicable Laws. Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any electrical vehicle charging stations installed by Tenant and to repair any damage to the Parking Facilities and return the affected portion of the Parking Facilities to the condition existing prior to the installation of such charging stations as reasonably determined by Landlord.

28.5 Public Parking Use. In addition to Landlord’s rights to rent the Give-Back Parking Passes as set forth above, Landlord shall have the right to permit use (the “Public Parking Use”) of the Parking Facilities by the general public (or for any other use). Landlord may accommodate the Public Parking Use through valet parking, tandem or stack parking, or any other parking program using parking personnel and/or systems and equipment; provided, however, in connection with the Public Parking Use, Landlord shall cooperate with Tenant to minimize interference with Tenant’s use of the Parking Facilities, which may include developing a system to partially or totally segregate the areas designated for Public Parking Use in the Parking Facilities from the areas designated for use (the “Project Parking Use”) by Tenant, other tenants or occupants of the Project, visitors of the Project, transient parkers of the Project, and Landlord and its affiliates and service providers for the Project (collectively, the “Project Related Parkers”). To account for the shared use of the Parking Facilities for the Public Parking Use and Project Parking Use, Landlord and Tenant agree that any incremental increase in (i) parking and security personnel costs and (ii) costs for parking access control equipment, which is directly attributable to the Public Parking Use shall be excluded from Operating Expenses.

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1 Terms; Captions. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

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29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.

29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Buildings or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute (or make good faith comments to) whatever documents are reasonably required therefor and to deliver the same to Landlord within thirty (30) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute (or make good faith comments to) a short form of Lease and deliver the same to Landlord within thirty (30) days following the request therefor.

29.5 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Buildings and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising from and after the date of such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any security deposit and/or letter of credit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7 Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

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29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the net interest of Landlord in the Buildings, including any condemnation, rental, sales or insurance proceeds received by Landlord in connection with the Buildings. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring; similarly, except with respect to Tenant’s violations of the provisions of this Lease regarding Hazardous Substances and Tenant’s holding over in the Premises following the expiration or sooner termination of this Lease, Tenant shall not be liable under any circumstances for injury or damage to, or interference with, Landlord’s business, including, but not limited to, loss of profits or other revenues (not including, however, loss of rents), loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

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29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Buildings or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Buildings or Project.

29.16 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant’s obligations under Articles 5 and 24 of this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure. The provisions of this Section 29.16 shall not, however, delay (i) the trigger date for Tenant’s right to abatements in Rent as set forth in Section 19.5.2 above, or (ii) the date upon which Tenant may exercise its right to terminate this Lease following casualty described in Section 11.2 above except as expressly set forth in Section 11.2. In the event that either party is delayed from performing any obligation hereunder as a result of Force Majeure, such party shall promptly give notice to the other party of the delay in question, specifying in such notice the nature of the delay and, without any such estimate being deemed a representation or warranty, such party’s good faith estimate of the length of the delay in question.

29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

29.18 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be (A) delivered by a nationally recognized overnight courier, or (B) delivered personally. Any such Notice shall be delivered (i) to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 11 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date of receipted delivery, of refusal to accept delivery, or when delivery is first attempted but cannot be made

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due to a change of address for which no Notice was given. If Tenant is notified of the identity and address of Landlord’s mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail. The party delivering Notice shall use commercially reasonable efforts to provide a courtesy copy of each such Notice to the receiving party via electronic mail.

29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, upon request from Landlord prior to or after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of incorporation and (ii) qualification to do business in California.

29.21 Attorneys’ Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease, including the terms of Article 21 (which shall include any dispute between Landlord and Tenant relating to the L-C), shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

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29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. The Brokers shall be compensated by Landlord pursuant to the provisions of a separate agreement.

29.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary; and, except as otherwise expressly provided for herein, Tenant agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26 Project or Building(s) Name. Landlord shall have the right at any time to change the name of the Project or Building(s). Tenant shall not use the name of the Project or Building(s) or use pictures or illustrations of the Project or Building(s) in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants, or its directors, officers, employees, attorneys, accountants, prospective lenders, prospective purchasers, brokers, underwriters, and current and potential partners or investors, or to the extent that disclosure is mandated by Applicable Laws, the Securities Exchange Commission, the rules of any public exchange upon which Tenant’s shares are from time to time traded, or in connection with a stock or debt offering. Additionally, Tenant shall have the right to deliver a copy of this Lease to any proposed subtenant or assignee (with, in the case of a subtenant, economic terms redacted), provided such subtenant or assignee agrees to keep the contents hereof confidential. Landlord acknowledges that the content of this Lease and any related documents (including financial statements provided by Tenant pursuant to Articles 17 and 21

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above) are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Landlord’s financial, legal and space planning consultants, or its directors, officers, employees, attorneys, accountants, prospective lenders, prospective purchasers, brokers, and current and potential partners or investors, or to the extent that disclosure is mandated by Applicable Laws, or the Securities Exchange Commission. Moreover, Landlord has advised Tenant that Landlord is obligated to regularly provide financial information concerning the Landlord and/or its affiliates (including Kilroy Realty Corporation, a public company whose shares of stock are listed on the New York Stock Exchange) to the shareholders of its affiliates, to the Federal Securities and Exchange Commission and other regulatory agencies, and to auditors and underwriters, which information may include summaries of financial information concerning leases, rents, costs and results of operations of its real estate business, including any rents or results of operations affected by this Lease. Notwithstanding the foregoing, the parties acknowledge that Landlord may use the name of Tenant without Tenant’s consent (i) on the Building directory, and (ii) to the extent that Tenant is only referenced by name as a customer or tenant of Landlord, in investor presentations and earnings calls or earnings related releases, and in connection with the marketing efforts of Landlord or any real estate broker or agent on Landlord’s behalf with respect to the proposed leasing, financing, sale or other conveyance of the Building, or any portion thereof. This provision shall survive the expiration or earlier termination of this Lease for one (1) year.

29.29 Transportation Management. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Project, including, without limitation, any programs promulgated or required by the Transportation System Management Plan administered by the Mission Bay Transportation Management Association, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

29.30 Renovations. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Buildings, Project, or any part thereof and that no representations respecting the condition of the Premises, the Buildings, or Project have been made by Landlord to Tenant except as specifically set forth herein or in the Work Letter. However, Tenant hereby acknowledges that following Landlord’s completion of construction of the Base Building, Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project and/or the Buildings, including without limitation, the Parking Facilities, Common Areas, Building Systems and/or Building Structure, which Renovations may include, without limitation, (i) modifying the Common Areas and tenant spaces to comply with Applicable Laws, including regulations relating to the physically disabled, seismic conditions, and Project safety and security, and (ii) installing new floor covering, lighting, and wall coverings in the Building Common Areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Project, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Project, which work may create noise, dust or leave debris in the Buildings. Landlord shall use commercially reasonable efforts to undertake

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and complete any Renovations in a manner which does not materially, adversely affect Tenant’s use of or access to the Premises. Notwithstanding the foregoing, Tenant hereby agrees that such Renovations and Landlord’s actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor, subject to the provisions of Section 19.5.2 above, entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations or Landlord’s actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord’s actions, provided that the foregoing shall not limit Landlord’s liability, if any, pursuant to Applicable Law for personal injury and property damage to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors.

29.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

29.32 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the “Lines”) at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent to the installation of any such Lines (such consent not to be unreasonably withheld), use an experienced and qualified contractor approved in writing by Landlord (such approval not to be unreasonably withheld), and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable amount of space for additional Lines shall be maintained for future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any Lines servicing the Premises shall comply with all Applicable Laws, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises that will no longer be used by Tenant and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Applicable Laws or represent a dangerous or potentially dangerous condition. Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, remove all Lines installed by Tenant, and repair any damage caused by such removal.

29.33 Office and Communications Services.

29.33.1 The Provider. Tenant shall be permitted to contract with an office and communications services concessionaire (the “Provider”) selected by Tenant and subject to Landlord’s reasonable approval (which may include, without limitation, cable or satellite television service).

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29.33.2 Other Terms. Tenant acknowledges and agrees that: (i) Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, or the quality, reliability or suitability thereof; (ii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iii) any contract or other agreement between Tenant and Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any accrual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord.

29.34 Development of the Project.

29.34.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

29.34.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.

29.35 Water Sensors. Tenant shall, at Tenant’s sole cost and expense, be responsible for promptly installing web-enabled wireless water leak sensor devices designed to alert the Tenant on a twenty-four (24) hour seven (7) day per week basis if a water leak is occurring in the Premises (which water sensor device(s) located in the Premises shall be referred to herein as “Web-Enabled Water Sensors”). Notwithstanding the foregoing, Tenant, at Tenant’s sole cost and expense, may instead install water sensors that are not web-enabled (“Non Web-Enabled Water Sensors”), of a model and specifications to be approved by Landlord, provided, however, that in the event the performance of the Non Web-Enabled Water Sensors is in any way deficient (i.e., fails to detect a water leak with the same or similar speed as the web enabled

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Water Sensors, or in any way fails to detect a water leak), Tenant shall, upon Landlord’s written demand, at Tenant’s sole cost and expense, remove the Non Web-Enabled Water Sensors and install Web-Enabled Water Sensors in accordance with this Section 29.35. Web-Enabled Water Sensors and Non Web-Enabled Water Sensors are each “Water Sensors”. The Water Sensors shall be installed in any areas in the Premises where water is utilized (such as sinks, pipes, faucets, water heaters, coffee machines, ice machines, water dispensers and water fountains), and in locations that may be reasonably designated from time to time by Landlord (the “Sensor Areas”). In connection with any Alterations affecting or relating to any Sensor Areas, Landlord may require Water Sensors to be installed or updated in Landlord’s reasonable discretion. With respect to the installation of any such Water Sensors, Tenant shall use an experienced and qualified contractor reasonably approved by Landlord, and comply with all of the other provisions of Article 8 of this Lease. Tenant shall, at Tenant’s sole cost and expense, pursuant to Article 7 of this Lease keep any Water Sensors located in the Premises in good working order, repair and condition at all times during the Lease Term and comply with all of the other provisions of Article 7 of this Lease. Notwithstanding any provision to the contrary contained herein, Landlord has neither an obligation to monitor, repair or otherwise maintain the Water Sensors, nor an obligation to respond to any alerts it may receive from the Water Sensors or which may be generated from the Water Sensors. Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Tenant shall leave the Water Sensors in place together with all necessary user information such that the same may be used by a future occupant of the Premises (e.g., the Water Sensors shall be unblocked and ready for use by a third-party).

29.36 Utility Billing Information. In the event that Landlord permits Tenant to contract directly for the provision of electricity, gas and/or water services to the Premises with the third-party provider thereof, Tenant shall provide Landlord with a copy of each invoice received from the applicable utility provider promptly following Tenant’s receipt thereof. Landlord may be required to disclose information concerning Tenant’s energy usage at the Project to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Project (the “Tenant Energy Use Disclosure”). Tenant hereby consents to all such Tenant Energy Use Disclosures, and Landlord shall use commercially reasonable efforts to notify Tenant of any Tenant Energy Use Disclosures made by Landlord. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and liabilities relating to, arising out of and/or resulting from any Tenant Energy Use Disclosure. The terms of this Section 29.36 shall survive the expiration or earlier termination of this Lease.

29.37 Green Cleaning/Recycling Program. Tenant shall cooperate if and to the extent Landlord implements a green cleaning program and/or recycling program for the Project, and hereby agrees that the reasonable costs associated with any such green cleaning and/or recycling program shall be included in Operating Expenses.

29.38 LEED Certification. Landlord may, in Landlord’s sole and absolute discretion, elect to apply to obtain or maintain a LEED certification for the Project (or portion thereof), or other applicable certification in connection with Landlord’s sustainability practices for the Project (as such sustainability practices are to be determined by Landlord, in its sole and absolute discretion, from time to time). In the event that Landlord elects to pursue such an aforementioned certification, Tenant shall, at Tenant’s sole cost and expense, promptly

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cooperate with the Landlord’s efforts in connection therewith and provide Landlord with any documentation it may need in order to obtain or maintain the aforementioned certification (which cooperation may include, but shall not be limited to, Tenant complying with certain standards pertaining to the purchase of materials used in connection with any Alterations or improvements undertaken by the Tenant in the Project, the sharing of documentation pertaining to any Alterations or improvements undertaken by Tenant in the Project with Landlord, and the sharing of Tenant’s billing information pertaining to trash removal and recycling related to Tenant’s operations in the Project).

29.39 Approvals. Whenever this Lease requires an approval, consent, determination, selection or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed.

29.40 Shuttle Service. Subject to the provisions of this Section 29.40, so long as no Default is continuing, Landlord shall operate (or provide for the operation of), throughout the Lease Term, a shuttle service (the “Shuttle Service”) at the Project, for exclusive use by Tenant’s employees at the Project (“Shuttle Service Riders”). The use of the Shuttle Service shall be subject to the reasonable rules and regulations reasonably established from time to time by Landlord, and/or the operator of the Shuttle Service, provided that any such rules and regulations do not expressly contradict any of the terms set forth in this Section 29.40. Landlord will reasonably designate (a) the hours of operation of the Shuttle Service, which shall at least include the hours of 8 a.m. through 10:30 a.m. and 4:30 p.m. through 7:30 p.m., five (5) days a week (excluding weekends and holidays) (the “Shuttle Service Hours”), (b) the frequency of stops, and (c) designated routes, which shall include stops at the nearest BART Station and CalTrain Station. Upon request from Tenant, Landlord shall provide Shuttle Service during hours other than Shuttle Service Hours (which additional hours shall be contiguous with the Shuttle Service Hours), provided that, Tenant shall reimburse Landlord, as Additional Rent, within thirty (30) days of request, Landlord’s costs and expenses incurred in providing the Shuttle Services outside of the Shuttle Service Hours. Landlord and Tenant acknowledge that the use of the Shuttle Service by the Shuttle Service Riders shall be at their own risk. Landlord agrees that, if Tenant so elects and appoints a representative, Landlord shall meet and confer with Tenant’s representative from time to time regarding the manner in which the Shuttle Service is operated, including the Shuttle Service Hours, the number and capacity of shuttles, and the designated routes of the Shuttle Service; provided, however, any suggestions or requests made by Tenant’s representative shall not be binding on Landlord, but shall be taken into reasonable consideration. Subject to Tenant’s obligation to reimburse Landlord for after-Shuttle Service Hours costs, as set forth above, there shall be no fee payable by the Shuttle Service Riders for use of the Shuttle Service and the cost of the Shuttle Service shall be excluded from the Operating Expenses of the Project, as set forth in Section 4.2.4(l) above.

29.41 Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither (i) Tenant nor any of its officers, directors or managers, or (ii) to Tenant’s knowledge, any of Tenant’s affiliates, nor any of their respective members, partners, other equity holders (excluding any holders of any publicly traded stock or other equity interests of Tenant, if any), officers, directors or managers is, nor prior to or during the Lease Term, will they become a person or entity with whom U.S. persons or entities are restricted from doing

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business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including any “blocked” person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC’s Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, “Prohibited Persons”). Tenant is not entering into this Lease, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, “Patriot Act” shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and all other statutes, orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

29.42 Multi-Tenant Lease Provisions. At any time that any party other than Tenant and/or its Permitted Transferees are no longer leasing or anticipated to lease the entirety of the office space within the Project pursuant to the terms of this Lease, Landlord and Tenant shall promptly enter into a lease amendment consistent with the terms and conditions of the Lease, but documenting the nature of any Building, as applicable, and the Project, as no longer a single-tenant office project, as further set forth in Exhibit K attached hereto.

ARTICLE 30

FLOWER MART EXPANSION

30.1 Flower Mart. An affiliate of Landlord, KR Flower Mart, LLC, a Delaware limited liability company (“KRFM”), is the owner of certain property located at 630-686 Brannan Street, San Francisco, California, upon which, KRFM anticipates constructing a mixed use office project, commonly known as the Flower Mart (the “Flower Mart”). Landlord shall cause KRFM to comply with the terms of this Article 30.

30.2 Landlord Notice of Discretionary Approvals. KRFM shall provide written notice to Tenant after all discretionary approvals for the construction of the Flower Mart have been finally granted (the “Discretionary Approvals Notice”), which notice shall include information regarding the then approved square footage of the Flower Mart project and Landlord’s anticipated schedule for the development thereof. Within ten (10) business days following Tenant’s receipt of the Discretionary Approvals Notice, Tenant shall have the right to provide written notice to KRFM of Tenant’s interest in leasing space in the Flower Mart (“Tenant’s Interest Notice”), which Tenant’s Interest Notice shall include a description of the amount of space that Tenant is then interested in leasing.

30.3 Landlord Notice of Availability. In addition, regardless of whether or not Landlord has delivered Landlord’s Discretionary Approvals Notice, KRFM shall provide, written notice to Tenant prior to entering into a lease pertaining to at least 250,000 rentable square feet of office space at the Flower Mart (the “Availability Notice”), which Availability Notice shall include a description of the space that KRFM determines is available and which is the subject of the anticipated, aforementioned lease. Within ten (10) business days following Tenant’s receipt of the Availability Notice, Tenant shall have the right to provide written notice to KRFM of Tenant’s interest in leasing the space described in the Availability Notice (“Tenant’s Availability Interest Notice”).

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30.4 Meeting Period. Following KRFM’s timely receipt of Tenant’s Interest Notice or Tenant’s Availability Interest Notice, for a period of thirty (30) days thereafter (the “Meeting Period”), KRFM and Tenant shall use good faith to schedule an initial discussion, but on a non-exclusive basis, and thereafter discuss terms acceptable to each party in their sole discretion, without the necessity of either party acting in good faith to reach agreement (other than with respect to the scheduling of the initial discussion as set forth above), for Tenant’s lease of the amount of space designated in Tenant’s Interest Notice or in the Availability Notice, as applicable. If Tenant does not so notify KRFM within the ten (10) business day period described in Section 30.3 above, or if KRFM or Tenant, in its sole discretion, decides not to continue to discuss a lease of space at the Flower Mart prior to the expiration of the Meeting Period, then KRFM shall be free to lease the applicable space to anyone to whom KRFM desires on any terms KRFM desires.

30.5 Notices. All Notices by means identified in Section 29.18 above, and if to Tenant shall be delivered to the addresses identified in Section 10 of the Summary (as the same may be modified from time to time pursuant to Section 29.18 above), and if to KRFM shall be delivered to the addresses set forth in Section 11 of the Summary (as the same may be modified from time to time pursuant to Section 29.18 above), except that any reference therein to “KR Mission Bay, LLC” shall instead be “KR Flower Mart, LLC”.

30.6 Termination. Tenant’s rights under this Article 30 shall terminate and be of no further force or effect upon the occurrence of any of the following: (i) Tenant’s assignment of this Lease to any entity that is not a Permitted Transferee Assignee, (ii) the sale of this Project or the Flower Mart (or prior to the date of the construction of the Flower Mart, the sale of the land upon which the Flower Mart is anticipated to be constructed) to any entity other than an affiliate (an entity which controls, is controlled by, or is under common control with Landlord or KRFM), (iii) the date that KRFM notifies Tenant, in good faith, that KRFM has determined to permanently cease seeking discretionary approvals for the construction of the Flower Mart, or (iv) the date that KRFM has entered into a lease or leases pertaining to at least seventy-five percent (75%) of the rentable square footage of the Flower Mart.

[Signature Page to Follow]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“LANDLORD”:

KR MISSION BAY, LLC, a Delaware limited liability company

By:	Kilroy Realty, L.P.,
a Delaware partnership

	Its:	Sole Member

	By:	Kilroy Realty Corporation,
a Maryland corporation,

		Its:	General Partner

		By:	/s/ Robert Paratte
		Name:	Robert Paratte
		Its:	Executive Vice President

		By:	/s/ Richard Buziak
		Name:	Richard Buziak
		Its:	Senior Vice President, Asset Management

[signatures continue on next pages]

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“TENANT”:

DROPBOX, INC., a Delaware corporation

By:	/s/ Drew Houston
Name:	Drew Houston
Its:	Chief Executive Officer

By:	/s/ Bart Volkmer
Name:	Bart Volkmer
Its:	General Counsel

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EXHIBIT A

THE EXCHANGE

OUTLINE OF PREMISES

The Premises is shown in the pages that follow as the area marked with diagonal lines.

AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT
1 LEVEL 2, BOMA AREA

Flad Architects

AE3 Partners

KILROY REALTY CORPORATION

THE EXCHANGE

BOMA - LEVEL 2

A-1014

EXHIBIT A

AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT
1 LEVEL 3, BOMA AREA

Flad Architects

AE Partners

ROSS CLEMENT HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA 94158

BOMA - LEVEL 3

A-1015

EXHIBIT A

AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT
1 LEVEL 4 BOMA AREA

Flad Architects

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA 94158

BOMA - LEVEL 4

A-1016

EXHIBIT A

1 LEVEL 5 BOMA AREA
AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT

Flad Architects

AE Partners

RIOS CLEMENTI HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA

BOMA - LEVEL 5

A-1017

EXHIBIT A

AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT
1 LEVEL 6, BOMA AREA

Flad Architects

BOSS CLEMENT HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA 94158

BOMA - LEVEL 6

A-1018

EXHIBIT A

AREA LEGEND

- FLOOR SERVICE & AMENITY
- BUILDING SERVICE
- PARKING
- MAJOR VERTICAL PENETRATION
- AMENITY AREA
- OCCUPANT

1 LEVEL 7, BOMA AREA

Flad Architects

AE7 Partners

RIOS CLEMENTI HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA 94158

BOMA - LEVEL 7

A-1019

EXHIBIT A

1 LEVEL 8 TO 9, DOMA AREA

AREA LEGEND

- FLOOR SERVICE & AMENITY
- BUILDING SERVICE
- PARKING
- MAJOR VERTICAL PENETRATION
- AMENITY AREA
- OCCUPANT

Flad Architects

AE7 Partners

RIOS CLEMENT HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

DOMA - LEVEL 8 & 9

A-1020

EXHIBIT A

AREA LEGEND
FLOOR SERVICE & AMENITY
BUILDING SERVICE
PARKING
MAJOR VERTICAL PENETRATION
AMENITY AREA
OCCUPANT
1 LEVEL 10 TO 12, BOMA AREA

Flad Architects

AE Partners

RIOS CLEMENTI HALE STUDIOS

KILROY REALTY CORPORATION

THE EXCHANGE

1800 OWENS STREET
SAN FRANCISCO, CA 94158

BOMA - LEVEL 10 TO 12

A-1021

EXHIBIT A

EXHIBIT A-1

THE EXCHANGE

RENTABLE SQUARE FOOTAGE OF EACH FLOOR OF THE PREMISES

BUILDING	LEVEL	RENTABLE SQUARE FEET PER FLOOR	BLDG RENTABLE SQUARE FEET	COMPLEX RENTABLE SQUARE FEET
BLDG1 NORTH TOWER	L1	12,289.09*	299,255.17	424,454.69
	L2	23,421.33
	L3	23,439.15
	L4	27,338.28
	L5	24,618.21
	L6	27,596.04
	L7	26,657.33
	L8	26,577.07
	L9	26,577.07
	L10	26,913.87
	L11	26,913.87
	L12	26,913.87
BLDG 2 NORTH BUILDING	L1	2,381.03*	125,199.52
	L2	11,816.12
	L3	11,788.80
	L4	33,664.07
	L5	32,816.33
	L6	32,733.18
BLDG3 SOUTH TOWER	L1	807.73	259,551.05	325,915.63
	L2	464.45
	L3	1,591.71
	L4	30,104.76
	L5	29,549.59
	L6	29,550.77
	L7	29,486.99
	L8	29,543.96
	L9	29,543.96
	L10	26,302.38
	L11	26,302.38
	L12	26,302.38
BLDG4 SOUTH BUILDING	L1	12,564.47	66,364.58
	L2	0.00
	L3	13,986.84
	L4	13,313.33
	L5	13,337.09
	L6	13,162.86
TOTAL OVERALL BUILDING FLOOR AREA				750,370.32
* Retail Space, not part of the Premises.

EXHIBIT A-1

EXHIBIT B

THE EXCHANGE

WORK LETTER

This Work Letter shall set forth the terms and conditions relating to the construction of the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 29 of the Office Lease to which this Work Letter is attached as Exhibit B, and all references in this Work Letter to Sections of “this Work Letter” shall mean the relevant portions of Sections 1 through 6 of this Work Letter. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

SECTION 1

LANDLORD’S INITIAL CONSTRUCTION OF THE BASE BUILDING

1.1 Construction of Base Building. Landlord shall construct, at its sole cost and expense, and without deduction from the Improvement Allowance, the base, shell, and core of the Buildings and the other portions of the Project including the Parking Facilities and Common Areas (collectively, the “Base, Shell and Core” and/or “Base Building”), which shall be in compliance with Applicable Laws (to the extent necessary for Tenant to submit for permits for construction of the Improvements or to obtain and retain a “CofO” (as defined in Section 1.3 below) for the Premises for general office use). The Base Building shall be constructed in accordance with the design and development plans and specifications attached hereto as Schedule 1 (the “Base Building Plans”), subject to Landlord Minor Changes as provided for hereinbelow; and the final construction drawings for the Base Building (the “Base Building Construction Drawings and Specifications”) shall in all respects conform to and be consistent, except as provided in this Work Letter, with such Base Building Plans. Upon completion of the Base Building Construction Drawings and Specifications, Landlord shall deliver to Tenant complete copies thereof (four (4) hard copies and one (1) electronic copy), together with a certification from Landlord addressed to Tenant certifying that the Base Building Construction Drawings and Specifications conform to and are consistent with the Base Building Plans, except as allowed by the terms of this Work Letter. In the event that an updated set of the Base Building Construction Drawings and Specifications are prepared for Landlord, Landlord shall provide Tenant with complete copies of the most up-to-date set. Landlord shall be responsible for obtaining all building permits and other governmental approvals required to construct the Base Building in accordance with the Base Building Construction Drawings and Specifications. As used in this Work Letter (and the Schedules attached hereto), the term “Base Building” shall have the meaning set forth in this Section 1.1, and not the meaning set forth in Section 8.2 of this Lease. Additionally, to the extent not set forth in the version of the Base Building Plans referenced in Schedule 1, Landlord shall make the necessary modifications to provide that the Base Building, as constructed by Landlord, shall comply with the Base Building Definition set forth in Schedule 2 (the “Base Building Definition”). Certain work described in the Base Building Definition is described as Tenant’s obligation as part of the construction of the

EXHIBIT B

Improvements, and are not components of the Base Building. In the event of a conflict between Schedule 1 and Schedule 2, Schedule 2 shall prevail. Landlord hereby reserves the right to modify the Base Building Plans, the Base Building Definition, and the Base Building Construction Drawings and Specifications, provided that such modifications (each such modification is a “Landlord Minor Change”): (A) are required to comply with Applicable Laws, (B) will not (i) materially and adversely affect Tenant’s permitted use of the Premises and the Project or materially increase the cost of construction of the Improvements, unless Landlord pays such increased costs, or (ii) result in the use of materials, systems or components which are not of a reasonably equivalent or better quality than the materials, systems and components set forth in the Base Building Plans or in the Lease, or (C) relate to areas of the Project located outside of the Buildings and Parking Facilities. Landlord’s general contractor shall, on commercially reasonable terms, warrant to Landlord that the Base, Shell and Core is free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Landlord’s general contractor shall be responsible, on commercially reasonable terms, for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor. The correction of such work shall include, on commercially reasonable terms, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Base, Shell and Core that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Base, Shell and Core shall be contained in the contract or subcontract, on commercially reasonable terms.

1.1.1 Shaft Work. After receipt of the CofO for the Base, Shell and Core and satisfaction of the Final Condition, using methods and materials selected by Landlord, Landlord, at its cost and expense, will in-fill and remove the ductwork and exhaust equipment located within or comprising the shafts and voids for the Tenant duct/utility riser openings identified on Schedule 5 attached hereto (the “Shaft Work”). The Shaft Work shall not include the removal of associated equipment from the roof of the Project, but Landlord may remove such equipment at any time. Notwithstanding the foregoing, the Shaft Work shall not include the in-fill of any shafts or voids, which in-fill shall be performed by Tenant as part of the construction of the Improvements, unless Tenant delivers written notice to Landlord on or before May 1, 2018 identifying any shafts and voids (of the shafts and voids shown on Schedule 5 attached hereto) that Tenant requires Landlord to in-fill pursuant to the terms hereof. Landlord will use commercially reasonable efforts to coordinate the performance of the Shaft Work with Tenant’s construction of the Improvements.

1.1.2 Tenant Input. Landlord agrees that, upon request from Tenant, Landlord shall meet and confer with Tenant’s Representative from time to time regarding the anticipated artwork to be installed at the Project as part of the Final Condition; provided, however, any suggestions or requests made by Tenant’s representative shall not be binding on Landlord, but shall be taken into reasonable consideration.

1.2 Delivery Condition. The “Delivery Condition” shall occur at such time as Landlord delivers the applicable Phase to Tenant for commencement of construction of the Improvements, and in compliance with the conditions set forth in Schedule 3, attached hereto. The “Delivery Date” shall occur on the date of Landlord’s delivery of the applicable Phase to

EXHIBIT B

Tenant in the Delivery Condition, which date shall be no earlier than the date that Landlord certifies to Tenant that, to the extent required to satisfy the Delivery Condition, the applicable Base Building has been partially completed in accordance with the Base Building Construction Drawings and Specifications, but shall not occur prior to May 18, 2018. The Delivery Date shall be deemed to occur on the date the Delivery Condition would have occurred but for “Tenant Delays” (defined below). Landlord shall provide Tenant with thirty (30) days prior written notice of the date the applicable Phase is anticipated to be delivered to Tenant in the Delivery Condition, if such date is different from the anticipated applicable Delivery Date specified in Section 1.5 below. The parties acknowledge and agree that the Delivery Condition does not reflect all work necessary to cause each Building to comply with the Base Building Construction Drawings and Specifications or to be in substantially completed Base, Shell and Core condition as set forth in the Base Building Construction Drawings and Specifications. As such, Landlord shall continue to be obligated to perform additional construction after the completion of the Delivery Condition to cause the applicable Phase to be in Final Condition (as defined below). From and after the date Landlord delivers the applicable Phase to Tenant in the Delivery Condition, neither party shall unreasonably interfere with or delay the work of the other party or of other tenants and occupants of the Project and/or their contractors or consultants, and Landlord and Tenant shall mutually coordinate and cooperate with each other and with other tenants and occupants of the Project, and shall cause their respective employees, vendors, contractors, and consultants to work in harmony with and to mutually coordinate and cooperate with the other’s employees, vendors, contractors and consultants, respectively, to minimize any interference or delay by either party with respect to the other party’s work, including, without limitation, coordinating shared use of the Project loading docks and freight elevators. Notwithstanding the foregoing, in the event of any irreconcilable conflict between the work of Landlord’s workers, mechanics and contractors and the work of Tenant’s workers, mechanics and contractors, Landlord and Tenant shall resolve such conflict or interference as follows: (i) prior to the Final Condition Date, Tenant’s work shall be reasonably resequenced or rescheduled as necessary to avoid the conflict or interference, but such resequencing or rescheduling may constitute a Landlord Caused Delay if the same delays the construction of the Improvements, subject to Section 5.1 below and (ii) after the Final Condition Date, Landlord’s work shall be reasonably resequenced or rescheduled as necessary to avoid the conflict or interference.

1.2.1 Delivery Date Delay. In the event Landlord has failed to cause the Delivery Date to occur on or before January 1, 2019 (the “Delivery Outside Date”) (which date shall be extended by virtue of “Force Majeure Delay” (as defined below), and any Tenant Delay), then Tenant shall have the right to terminate this Lease by written notice to Landlord (“Delivery Failure Termination Notice”) effective upon the date occurring five (5) business days following receipt by Landlord of the Delivery Failure Termination Notice (the “Delivery Termination Effective Date”), in which event Landlord shall return any prepaid rent and the L-C forthwith to Tenant. Should the Delivery Date occur prior to the effective date of the foregoing termination right, however, such termination right shall, in such event, expire and be of no further force or effect upon the Delivery Date. If Tenant delivers a Delivery Failure Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Delivery Termination Effective Date for a period ending thirty (30) days after the Delivery Termination Effective Date by delivering written notice to Tenant, prior to the Delivery Termination Effective Date, that, in Landlord’s reasonable, good faith judgment, the Delivery Date will occur within thirty (30) days after the Delivery Termination Effective Date. If the

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Delivery Date occurs within such thirty (30) day suspension period, then the Delivery Failure Termination Notice shall be of no force or effect, but if the Delivery Date does not occur within such thirty (30) day suspension period, then this Lease shall terminate upon the expiration of such thirty (30) day suspension period. Upon any termination as set forth in this Section 1.2.1, Landlord and Tenant shall be relieved from any and all liability to each other resulting under this Lease. Tenant’s right to terminate this Lease, as set forth in this Section 1.2.1, shall be Tenant’s sole and exclusive remedy at law or in equity for the failure of the Delivery Date to occur by any particular date.

1.3 Final Condition. The “Final Condition” of the applicable Building shall mean that (A) the Base, Shell and Core of such Building has been substantially completed in accordance with the Base Building Construction Drawings and Specifications and Applicable Laws to the extent necessary for Landlord to obtain a certificate of occupancy or temporary certificate of occupancy, or legal equivalent (each, a “CofO”), for the applicable Base, Shell and Core, and (B) the Common Areas that relate to Tenant’s use or occupancy of the applicable Phase have been substantially completed in accordance with the Base Building Construction Drawings and Specifications and Applicable Laws to the extent necessary for Landlord to obtain a CofO, excluding the completion of “punch-list” items (the “Base Building Punch List Items”). The Final Condition of the Premises shall be deemed to occur on the date such Final Condition would have occurred but for Tenant Delays. As used herein, the term “Tenant Delay” shall mean an actual delay in achieving the Delivery Condition or Final Condition to the extent caused by: (i) the failure of Tenant to timely approve or disapprove any matter requiring Tenant’s approval relating to the construction of the Base, Shell and Core; or (ii) unreasonable (when judged in accordance with industry custom and practice) interference by Tenant, its agents or other Tenant Parties with the substantial completion of the Base, Shell and Core which interference continues for more than one (1) business day following written notice from Landlord. For purposes of clarification, Base Building Punch List Items shall not include any items that would (I) materially interfere with the operation of Tenant’s business from the applicable Phase or (II) prevent Tenant from obtaining a CofO for the applicable Phase following Tenant’s substantial completion of the Improvements in the applicable Phase. Without limiting the foregoing, the Final Condition with respect to a particular Phase shall not be deemed to have occurred, other than as a result of Tenant Delays, unless (i) Tenant has access to and from the applicable Building, the applicable Phase and the Parking Facilities, (ii) Tenant has use of the Parking Facilities, (iii) all Building Systems serving the applicable Phase are complete (except for Base Building Punch List items applicable thereto) and Landlord is providing services to the applicable Phase in accordance with the requirements of the Lease, and (iv) Tenant may conduct its business from the applicable Phase without material interference. Furthermore, Landlord shall promptly and diligently proceed to fully complete all Base Building Punch List Items within two (2) months after the date of Final Condition and in a manner calculated to minimize interference with the operation of Tenant’s business at the Premises. Upon receipt, Landlord shall provide Tenant with a copy of the final Certificate for Payment issued by Landlord’s architect (as defined in the A102 of Landlord’s construction contract).

1.4 Estimated Construction Dates. Landlord’s non-binding estimated construction dates are set forth below, and such dates are for informational purposes only. If at any time during the construction process, Tenant reasonably believes that Landlord will fail to meet any of the estimated construction dates, Tenant shall have the right to notify Landlord of such belief, and Landlord shall promptly provide a construction status update to Tenant.

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•	Delivery Date for North Complex – May 21, 2018.

•	Delivery Date for South Complex – May 21, 2018.

•	Final Condition Date for North Complex – May 21, 2018.

•	Final Condition Date for South Complex – May 21, 2018.

1.5 Construction Delay Payments.

1.5.1 Block 40 Purchase Agreement Terms. Pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated May 13, 2014 (“Block 40 Purchase Agreement”) by and between FOCIL-MB, LLC, a Delaware limited liability company (“Focil”), as “Seller” thereunder, and Landlord, as “Buyer” thereunder, Landlord is obligated to make certain “Construction Delay Payments” (as defined in the Block 40 Purchase Agreement) to Focil upon the failure of Landlord, as “Buyer,” to achieve “Completion of Construction” (as defined in the Block 40 Purchase Agreement) of one and/or both Buildings by certain dates, all as further set forth in Section 25 of the Block 40 Purchase Agreement and generally described in Section 1.5.2, below. A redacted copy of Section 25 of the Block 40 Purchase Agreement, together with corresponding definitions (with defined terms that are inapplicable to Section 25 redacted), is attached hereto as Schedule 6 to Exhibit B.

1.5.2 General Description of Construction Delay Payments. As set forth in Section 25 of the Block 40 Purchase Agreement, if Landlord, as “Buyer”, fails to cause “Completion of Construction” (as defined in the Block 40 Purchase Agreement) of one or more Buildings containing, in the aggregate, at least 270,000 “Gross Square Feet” (as defined in the Block 40 Purchase Agreement) (the “Initial Required Square Footage”) on or before December 15, 2017 (subject to “Unavoidable Delay” (as defined in the Block 40 Purchase Agreement)), then Landlord, as “Buyer”, must pay to Focil a “Construction Delay Payment” (as defined in the Block 40 Purchase Agreement) equal to Three Hundred Seventy-Five Thousand Dollars ($375,000.00) on December 15, 2017 and every six (6) months thereafter until the date that “Completion of Construction” of the Initial Required Square Footage occurs. Furthermore, if Landlord fails to cause “Completion of Construction” of one or more Buildings containing, in the aggregate, 635,000 “Gross Square Feet” (the “Minimum Square Footage”) on or before December 15, 2020, then, in addition to the payments set forth above, Landlord, as “Buyer”, must pay to Focil a “Construction Delay Payment” equal to Three Hundred Seventy-Five Thousand Dollars ($375,000.00) on December 15, 2020 and every six (6) months thereafter until the date that Completion of Construction of the Minimum Square Footage occurs. The amount of each Construction Delay Payments increased on January 1, 2016 (which increase is not reflected in the above-described amounts), and shall increase annually thereafter, by two percent (2%). Landlord, as “Buyer”, also has the right to make certain final payments pursuant to Section 25.6 of the Block 40 Purchase Agreement in lieu of making further “Construction Delay Payments”.

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1.5.3 Completion of Construction. As set forth above, Landlord anticipates that the Final Condition Date will be May 21, 2018 and that Final Condition will constitute the “Completion of Construction” (“Current CofO Date”). All Construction Delay Payments which are attributable to the period prior to the Current CofO Date will be at Landlord’s sole cost and expense. If the “Completion of Construction” (as defined in the Block 40 Purchase Agreement) for the Buildings in at least the Initial Required Square Footage does not occur by June 15, 2018 solely as a result of any Tenant Delay (i.e., Landlord would otherwise have achieved Completion of Construction of at least the Initial Required Square Footage by such date, but for such Tenant Delay), then Tenant shall pay to Landlord, within five (5) business days of written request from Landlord setting forth the amount due, the Construction Delay Payment required to be paid to Focil as a consequence of Landlord having failed to achieve such Completion of Construction by such date. Thereafter, Tenant shall be responsible for a Construction Delay Payment (i) in the case of the Initial Required Square Footage, for any subsequent six-month period, and (ii) in the case of the Minimum Square Footage, as of December 15, 2020 and any six-month period thereafter, if Landlord fails to achieve Completion of Construction with respect to the Initial Required Square Footage or the Minimum Square Footage, as the case may be, solely as a result of any Tenant Delay occurring within each such six-month period in the case of the Initial Required Square Footage or on or before December 15, 2020 or within each six-month period thereafter in the case of the Minimum Square Footage At any time, if Landlord determines in its reasonable discretion that it will be more cost effective to make the “First Phase Final Payment” and/or the “Second Phase Final Payment” (as defined in the Block 40 Purchase Agreement), Landlord shall notify Tenant in writing thereof, which written notice shall include the calculation set forth in Section 25.6.1 or 25.6.2, as applicable, of the Block 40 Purchase Agreement, and Tenant shall pay to Landlord within five (5) business days following the date of such notice, the portion of such amount that is allocable to Tenant as a consequence of the delay in Completion of Construction solely caused by the Tenant Delay.

SECTION 2

IMPROVEMENTS

2.1 Improvement Allowance. Tenant shall be entitled to an Improvement allowance (the “Improvement Allowance”) in the amount set forth in Section 13 of the Summary for the costs relating to the design, permitting and construction of improvements, which, except as otherwise provided in Section 2.2.1, below, are permanently affixed to the Premises (the “Improvements”). Tenant may construct the Improvements on a phased basis throughout the entire Premises, and in such event, each reference in Sections 2-6 of this Work Letter to the “Premises” shall be deemed to refer to the applicable “Phase”, and each reference in this Work Letter to the “Improvement Allowance” shall refer to the portion of the Improvement Allowance calculated based on the rentable square footage of the applicable Phase. Except with respect to the construction of the Base, Shell and Core, in no event shall Landlord be obligated to make disbursements pursuant to this Work Letter in a total amount which exceeds the Improvement Allowance and “Landlord’s Drawing Contribution” (as that term is defined below). Tenant shall complete construction of the Improvements by the later of (i) seventeen (17) months after the Delivery Date for the applicable Phase, and (ii) (a) September 30, 2019 for the Phase I Premises, (b) May 31, 2020 for the Phase II Premises, and (c) December 31, 2020 for the Phase III Premises (the applicable foregoing “later of” date is an “Outside Allowance Date”).

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Each Outside Allowance Date shall be extended on a day-for-day basis for Force Majeure Delays and Landlord Caused Delays (as defined in Section 5.1 below). In the event that the applicable Improvement Allowance for any Phase is not utilized by Tenant as of the applicable Outside Allowance Date (as the same may be extended), then such unused amounts shall revert to Landlord, and Tenant shall have no further rights with respect thereto (provided, however, that for purposes of the foregoing, the Improvement Allowance for a particular Phase shall be deemed to have been ‘utilized’ for that Phase at such time as the Improvements for such Phase have been substantially completed, and Tenant has satisfied the requirements for such disbursement under Sections 2.2.2.2 and 4.3 and Schedule 4 attached hereto, even though Landlord may not have yet disbursed all amounts required to be disbursed). Any Improvements that require the use of Building risers, raceways, shafts and/or conduits, shall be subject to Landlord’s and Landlord’s management company’s reasonable rules, regulations, and restrictions. In addition, Landlord shall contribute an amount not to exceed Twenty-Five Thousand and 00/100 Dollars ($25,000.00) (“Landlord’s Drawing Contribution”) toward the cost of a preliminary analysis and fit plan to be prepared by the “Architect” (as that term is defined below), and no portion of the Landlord’s Drawing Contribution, if any, remaining after completion of the Improvements shall be available for use by Tenant.

2.2 Disbursement of the Improvement Allowance.

2.2.1 Improvement Allowance Items. Except as otherwise set forth in this Work Letter, the Improvement Allowance shall be disbursed by Landlord only for the following items and costs and, except as otherwise specifically and expressly provided in this Work Letter or the Lease, Landlord shall not deduct any other expenses from the Improvement Allowance (collectively the “Improvement Allowance Items”):

2.2.1.1 Payment of the fees of the “Architect” and “Engineers” (as those terms are defined in Section 3.1 of this Work Letter) and other consultants (including any construction manager) retained by or on behalf of Tenant, in connection with space planning and design of the Improvements and the payment of plan check, permit and license fees relating to construction of the Improvements (but in no event shall disbursements of the Improvement Allowance for all of the foregoing items in this Section 2.2.1.1 exceed an aggregate amount equal to Seven and 50/100 Dollars ($7.50) per rentable square foot of the Premises);

2.2.1.2 Subject to Section 6.5 below, the cost of construction of the Improvements (excluding Specialty Alterations), including, without limitation, all materials and labor to complete the Improvements (excluding Specialty Alterations), testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors’ fees and general conditions;

2.2.1.3 Tenant’s costs of performing any changes to the Base Building when such changes are required by the Construction Documents and are not Landlord’s obligation pursuant to Section 1.1 above (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses, and any City or permit costs, incurred in connection therewith (provided, however, that if any such changes are required due to Landlord’s failure to perform its obligations pursuant to Section 1 above, such changes shall be performed by Landlord at Landlord’s sole cost and expense);

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2.2.1.4 The cost of any changes to the Construction Documents or Improvements required by all applicable building codes (the “Code”);

2.2.1.5 The cost of connection of the Premises to the Building’s energy management and access control systems and for chilled water hook-up fees, if applicable;

2.2.1.6 The cost of the “Coordination Fee,” as that term is defined in Section 4.2.2 of this Work Letter;

2.2.1.7 Sales and use taxes and Title 24 fees, gross receipts taxes and any other taxes imposed on or pertaining to construction of the Improvements;

2.2.1.8 Payment of the reasonable out-of-pocket fees incurred by, and the reasonable out-of-pocket cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Documents,” as that term is defined in Section 3.1 of this Work Letter, provided however, no such fees or costs shall apply to engineers that Tenant retains for the Improvements if such engineers are the same engineers Landlord retained for the Base Building;

2.2.1.9 All other reasonable and actual out-of-pocket costs expended by Landlord, upon prior notice to Tenant, in connection with the construction of the Improvements.

2.2.1.10 Any costs and/or expenses incurred in connection with the design, permitting and construction of the Improvements (excluding Specialty Alterations) which are (i) the obligation of Tenant under this Work Letter, or (ii) expressly designated in the Lease as costs and/or expenses which may be deducted from the Improvement Allowance.

2.2.2 Disbursement of Improvement Allowance. Tenant acknowledges that Landlord is a publicly traded real estate investment trust (“REIT”), and due to such REIT status Landlord is required to satisfy certain tax and accounting requirements and related obligations in connection with the leases at the Project. In order to satisfy such requirements and obligations in connection with this Lease, Landlord requires various construction-related deliverables to be timely submitted by Tenant to Landlord (“Tenant Deliverables”) at designated times prior to, during and immediately following the construction of the Improvements by Tenant, and Tenant hereby agrees to timely comply with all such Tenant Deliverable obligations. The Tenant Deliverables and related delivery deadlines are set forth in this Work Letter and in Schedule 4 attached to this Work Letter and incorporated herein by this reference. Tenant shall deliver to Landlord all Tenant Deliverables in a timely fashion as such Tenant Deliverables are required pursuant to the timing set forth on Schedule 4 attached to this Work Letter.

Prior to the commencement of construction of the Improvements, Tenant shall deliver all of the Tenant Deliverables set forth in Section 1 of Schedule 4 attached to this Work Letter (i.e., the “Prior to Start of Construction” category of Tenant Deliverables) to Landlord. Certain of the Tenant Deliverables set forth in Section 1 of Schedule 4 attached to this Work Letter are further addressed with more specific provisions in this Work Letter.

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Prior to and during the design and construction of the Improvements, Landlord shall make monthly disbursements of the Improvement Allowance for Improvement Allowance Items and shall authorize the release of monies as follows:

2.2.2.1 Monthly Disbursements. From time to time, but not more frequently than one (1) time in any thirty (30) consecutive day period during the design and construction of the Improvements (and not less frequently than monthly during the construction of the Improvements), Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Work Letter, approved by Tenant, on AIA forms G702 or G703 (or comparable forms reasonably approved by Landlord), showing the schedule, by trade, of percentage of completion of the Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of “Tenant’s Agents,” as that term is defined in Section 4.1.2 of this Work Letter, for labor rendered and materials delivered to the Premises and proof of payment of the same by Tenant; (iii) executed unconditional mechanic’s lien releases from all of Tenant’s Agents which shall comply with California Civil Code Section 8134 or, if applicable, Section 8138; provided, however, that with respect to fees and expenses of the Architect, or construction or project managers or other similar consultants, and/or any other pre-construction items for which the payment scheme set forth in items (i) through (iii), above, of this Work Letter, is not applicable (collectively, the “Non-Contribution Items”), Tenant shall only be required to deliver to Landlord an invoice of the cost for the applicable Non-Contribution Items and proof of payment by Tenant; and (iv) all of the Tenant Deliverables set forth in Sections 2 and 3 of the List of Tenant Deliverables (i.e., the “Ongoing During Construction” and “Prior to Release of Any Funds” categories of Tenant Deliverables, respectively), to the extent such items are not mentioned in clauses (i) through (iii) of this Section 2.2.1. Tenant’s request for payment shall, as between Landlord and Tenant only, be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request vis-à-vis Landlord. Within thirty (30) days thereafter, Landlord shall deliver to Tenant by wire transfer of immediately available funds the amount that is equal to the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”), and (B) the balance of any remaining available portion of the Improvement Allowance (not including the Final Retention), provided, however, that (x) no such retention shall be applicable to the fees of the Architect, Engineers, Tenant’s project manager and consultants, and (y) with respect to payment requests in connection with the construction of the Improvements only, Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Work Letter (including, without limitation, Section 4.3 below), a check for the Final Retention payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Improvements in the applicable Phase, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 8134 and Section 8138 from Tenant’s contractor, subcontractors and material suppliers and any other party which has lien rights in connection with the construction of such Improvements, (ii) Landlord, in Landlord’s reasonable good faith judgment, has determined that no substandard work exists which materially deviates from the “Approved Working Drawings”, as that term is

EXHIBIT B

defined in Section 3.4, below, materially adversely affects the Building Systems, the exterior walls of any Building, or the Building Structure or exterior appearance of any Building (provided that Landlord will have thirty (30) days following Tenant’s request for the Final Retention in which to determine whether any such substandard work exists and notify Tenant of such determination, failing which Landlord shall be deemed to have determined that no such substandard work exists), and (iii) Tenant delivers to Landlord a certificate issued by Architect, in a form reasonably acceptable to Landlord, certifying that the construction of the Improvements in the Premises has been substantially completed, (iv) Tenant delivers to Landlord two (2) hard copies and one (1) electronic copy of the “Close-Out Package” (as that term is defined in Section 4.3.3 below), and (v) Tenant delivers to Landlord all of the Tenant Deliverables set forth in Section 4 of the List of Tenant Deliverables (i.e., the “Prior to Release of Final Payment” category of Tenant Deliverables), to the extent such items are not mentioned in clauses (i) through (iv) of this Section 2.2.2.2.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Improvement Allowance to the extent costs are incurred by Tenant for Improvement Allowance Items. To the extent that a dispute shall arise as to whether certain amounts of the Allowance are due and/or payable to Tenant, any amounts which are not the subject of such dispute shall be disbursed by Landlord pursuant to Section 2.4, below.

2.3 Intentionally Omitted.

2.4 Failure to Disburse Improvement Allowance. If Landlord fails to timely fulfill its obligation to fund any portion of the Improvement Allowance, Tenant shall be entitled to deliver notice (the “Payment Notice”) thereof to Landlord and to any mortgage or trust deed holder of the Project whose identity and address have been previously provided to Tenant. If Landlord still fails to fulfill any such obligation within twenty (20) business days after Landlord’s receipt of the Payment Notice from Tenant and if Landlord fails to deliver a notice to Tenant within such twenty (20) business day period explaining Landlord’s reasons that Landlord believes that the amounts described in Tenant’s Payment Notice are not due and payable by Landlord (“Refusal Notice”), Tenant shall be entitled to offset the amount so owed to Tenant by Landlord but not paid by Landlord (or if Landlord delivers a Refusal Notice but only with respect to a portion of the amount set forth in the Payment Notice and Landlord fails to pay such undisputed amount as required by the next succeeding sentence, the undisputed amount so owed to Tenant), together with interest at the Interest Rate (as defined in Article 25 of this Lease) from the date that the amount was originally due and payable until the date of offset, against Tenant’s next obligations to pay Rent. Notwithstanding the foregoing, Landlord hereby agrees that if Landlord delivers a Refusal Notice disputing a portion of the amount set forth in Tenant’s Payment Notice, Landlord shall pay to Tenant, concurrently with the delivery of the Refusal Notice, the undisputed portion of the amount set forth in the Payment Notice. However, if Tenant is in Default under Section 19.1.1 of the Lease at the time that such offset would otherwise be applicable, Tenant shall not be entitled to such offset until such Default is cured. If Landlord delivers a Refusal Notice, and if Landlord and Tenant are not able to agree on the disputed amounts to be so paid by Landlord, if any, within ten (10) days after Tenant’s receipt of a Refusal Notice, Tenant may submit such dispute to arbitration in accordance with the American Arbitration Association. If Tenant prevails in any such arbitration, Tenant shall be entitled to apply such award as a credit against Tenant’s obligations to pay Rent.

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SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Documents. Tenant shall retain an architect/space planner reasonably approved by Landlord (the “Architect”) to prepare the “Construction Documents,” as that term is defined in this Section 3.1. Tenant shall retain (or cause the Architect or, on a design-build basis, the Contractor to retain) engineering consultants reasonably approved by Landlord (the “Engineers”), which approval shall be granted or withheld within five (5) business days following Tenant’s written request (if Landlord fails to notify Tenant of Landlord’s approval or disapproval of any such Engineers within such five (5) business day period, Tenant shall deliver Landlord an additional notice requesting approval and if Landlord thereafter fails to respond within three (3) business days of receipt of such additional notice, then Landlord will be deemed to have approved such Engineers), to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base Building, and Tenant agrees that it shall be required to hire (i) Landlord’s preferred structural engineer for all structural work, and(ii) Landlord’s preferred engineers for all fire-life-safety work, or any other replacement engineers, designated by Landlord, for such structural or fire-life-safety work, provided that such Engineers charge commercially competitive rates for the work in question. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Documents.” Tenant shall deliver one (1) hard copy and one (1) electronic copy of the Construction Documents to Landlord. Tenant shall be required to include in its contracts with the Architect and the Engineers a provision which requires ownership of all Construction Documents to be transferred to Tenant upon the Substantial Completion of the Improvements and Tenant hereby grants to Landlord a non-exclusive right to use such Construction Documents, including, without limitation, a right to make copies thereof. All Construction Documents shall be delivered in a CAD drawing format. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Building Construction Drawings Specifications, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Documents as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Documents are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Documents, and Tenant’s waiver and indemnity set forth in this Lease shall specifically apply to the Construction Documents.

3.2 Final Space Plan. Tenant shall supply Landlord with four (4) hard copies and one (1) electronic copy of its final space plan for the Premises. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and the equipment anticipated to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan.

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Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Space Plan if the same is approved, or, if the Final Space Plan is not reasonably satisfactory or is incomplete in any respect, disapproved, in which event Landlord shall include in its notice of disapproval a reasonably detailed explanation as to which items are not satisfactory or complete and the reason(s) therefor. Landlord shall not unreasonably withhold its consent to the Final Space Plan, provided that Tenant shall design such improvements so as to not (i) have a material adverse effect on the Building Structure or Building Systems, or (ii) fail to comply with Code. If Tenant is so advised that the Final Space Plan is not satisfactory or complete, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require and deliver such revised Final Space Plan to Landlord. If Landlord disapproves the Final Space Plan, Tenant may resubmit the proposed Final Space Plan to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Space Plan, based upon the criteria set forth in this Section 3.2, within five (5) business days after Landlord receives such resubmitted Final Space Plan. Such procedure shall be repeated until the Final Space Plan is approved; provided, however, that if Landlord fails to notify Tenant of Landlord’s approval or disapproval of any iteration of the Final Space Plan within the five (5) business day review period for approval or disapproval thereof, Tenant shall deliver Landlord an additional notice requesting approval and if Landlord thereafter fails to respond within three (3) business days of receipt of such additional notice, Landlord will be deemed to have approved such iteration of the Final Space Plan.

3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the “Final Working Drawings” (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work, to the extent applicable, and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld. Tenant shall supply Landlord with four (4) hard copies and one (1) electronic copy of such Final Working Drawings. Landlord shall advise Tenant within ten (10) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same are approved, or, if the Final Working Drawings are not reasonably satisfactory or are incomplete in any respect, disapproved, in which event Landlord shall include in its notice of disapproval a reasonably detailed explanation as to which items are not satisfactory or complete and the reason(s) therefor. If Tenant is so advised that the Final Working Drawings are not satisfactory or complete, Tenant shall promptly revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith, and Landlord shall approve or disapprove the resubmitted Final Working Drawings, based upon the criteria set forth in this Section 3.3, within five (5) business days after Landlord receives such resubmitted Final Working Drawings. Such procedure shall be repeated until the Final Working Drawings are approved; provided, however, that if Landlord fails to notify Tenant of Landlord’s approval or disapproval of any iteration of the Final Working Drawings within the initial ten (10) business day review period or any

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subsequent five (5) business day review period for approval or disapproval thereof, Tenant shall deliver Landlord an additional notice requesting approval and if Landlord thereafter fails to respond within five (5) business days of receipt of such additional notice, Landlord will be deemed to have approved such iteration of the Final Working Drawings.

3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the submission of the same to the appropriate municipal authorities for all applicable building permits (the “Permits”) and commencement of construction of the Improvements by Tenant; provided, however, at Tenant’s election and at Tenant’s risk with respect to any subsequent changes that may be required by Landlord in accordance with this Work Letter, Tenant may submit the Final Working Drawings to the appropriate municipal authorities for Permits concurrently with Landlord’s review thereof. After approval by Landlord of the Final Working Drawings, Tenant shall submit such Approved Working Drawings for the Permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit(s) for the Improvements or required permission for lawful occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord, at its cost, shall provide to Tenant such path-of-travel documentation regarding the Buildings and the Project, as available, as may be required in order for Tenant to apply for and/or obtain any building permit(s) for the Improvements or required permission for lawful occupancy for the Premises (the parties acknowledging that Landlord shall have no obligation to prepare such path-of-travel documentation to comply with the foregoing), and shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit(s) or occupancy permission. No material changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. Landlord shall provide any approvals and take any actions required under this Work Letter within the time periods specified herein, or, if no time period is specified, then within five (5) business days.

3.5 Change Orders. In the event Tenant desires to materially change the Approved Working Drawings, Tenant shall deliver notice (the “Drawing Change Notice”) of the same to Landlord, setting forth in detail the changes (the “Tenant Change”) Tenant desires to make to the Approved Working Drawings. Landlord shall, within five (5) business days of receipt of a Drawing Change Notice, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonably sufficient detail the reasons for Landlord’s disapproval. Any additional costs which arise in connection with such Tenant Change shall be paid by Tenant pursuant to this Work Letter; provided, however, that to the extent the Improvement Allowance has not been fully disbursed, such payment shall be made out of the Improvement Allowance subject to the terms of this Work Letter.

3.6 Electronic Approvals. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, Landlord may, in Landlord’s sole and absolute discretion, transmit or otherwise deliver any of the approvals required under this Work Letter via electronic mail to Tenant’s representative identified in Section 6.1 of this Work Letter, or by any of the other means identified in Section 29.18 of this Lease.

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SECTION 4

CONSTRUCTION OF THE IMPROVEMENTS

4.1 Tenant’s Selection of Contractors.

4.1.1 The Contractor. Tenant shall retain a licensed general contractor, approved in advance by Landlord (“Contractor”), to construct the Improvements. Landlord’s approval of the Contractor shall not be unreasonably withheld. Landlord shall notify Tenant of Landlord’s approval or disapproval of such Contractor within five (5) business days following notice to Landlord of Tenant’s selection; if Landlord fails to timely notify Tenant of Landlord’s approval or disapproval, Tenant shall deliver Landlord an additional notice requesting approval and if Landlord thereafter fails to respond within three (3) business days of receipt of such additional notice, Landlord will be deemed to have approved such Contractor.

4.1.2 Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant in connection with the Improvements, together with the Contractor, shall be known collectively as “Tenant’s Agents”. The subcontractors used by Tenant, but not any materialmen, and suppliers, must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord will notify Tenant within five (5) business days following Tenant’s notice to Landlord of the identity of any such subcontractors, if Landlord approves or disapproves such subcontractors; if Landlord fails to timely notify Tenant of Landlord’s approval or disapproval of such subcontractors, Tenant shall deliver Landlord an additional notice requesting approval and if Landlord thereafter fails to respond within three (3) business days of receipt of such additional notice, Landlord will be deemed to have approved such subcontractors.

4.2 Construction of Improvements by Tenant’s Agents. Landlord may elect by written notice to Tenant the “Separate Schedules of Value Alternative” set forth below with respect to the Improvements to be constructed in a Phase in order that Landlord may satisfy its REIT related obligations with respect to timely recognizing revenue from this Lease (as determined by Landlord in its sole discretion). The term “Separate Schedules of Value Alternative” means that for any Phase, Tenant shall provide separate schedules of value for (i) those Improvements in that Phase that do not constitute Specialty Alterations and, therefore, do qualify as Improvement Allowance Items (“IA Qualifying Improvements”), and (ii) those Improvements in that Phase that do constitute Specialty Alterations and, therefore, do not qualify as Improvement Allowance Items (“Non IA Qualifying Improvements”). Landlord shall notify Tenant of its election (“Landlord’s Separate Schedules of Value Notice”) of the Separate Schedules of Value Alternative for a Phase no later than ten (10) business days following Landlord’s receipt of a draft of the proposed Contract and the construction schedule for the Improvements to be constructed in such Phase. In the event that Landlord so delivers a Landlord’s Separate Schedules of Value Notice for a Phase, Tenant shall work diligently with the Contractor to prepare separate Contracts and schedules of value for the IA Qualifying Improvements and the Non IA Qualifying Improvements and shall deliver the same to Landlord promptly following the completion thereof. At Tenant’s request, Landlord will cooperate with Tenant, as necessary, in working with the Contractor to prepare such separate Contracts and schedules of value. In addition, at Landlord’s request, Tenant shall consult with Landlord regarding the classification of Improvements as IA Qualifying Improvements or Non IA Qualifying Improvements.

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4.2.1 Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract (including Contractor’s proposal and all exhibits and back-up documentation associated with such Contract) to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Improvements for a particular Phase, Tenant shall provide Landlord with a detailed breakdown, by trade, of the anticipated costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.10, above, in connection with the design and construction of such Improvements to be performed by or at the direction of Tenant or the Contractor (the “Anticipated Costs”). Prior to the commencement of construction of such Improvements, Tenant shall identify the amount equal to the difference between the amount of the Anticipated Costs and the amount of the Improvement Allowance applicable to such Phase (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Improvements). In the event that the Anticipated Costs are greater than the amount of the Improvement Allowance applicable to such Phase (the “Anticipated Over-Allowance Amount”), then, Tenant shall pay a percentage of each amount requested by the Contractor or otherwise to be disbursed under this Work Letter, which percentage (the “Percentage”) shall be equal to the Anticipated Over-Allowance Amount divided by the amount of the Anticipated Costs (after deducting from the Anticipated Costs any amounts expended in connection with the preparation of the Construction Drawings, and the cost of all other Improvement Allowance Items incurred prior to the commencement of construction of the Improvements), and such payments by Tenant (the “Over-Allowance Payments”) shall be a condition to Landlord’s obligation to pay any amounts from the Improvement Allowance (the “Improvement Allowance Payments”). After Tenant’s initial determination of the Anticipated Costs, Tenant shall advise Landlord from time to time as such Anticipated Costs are further refined or determined or the costs relating to the design and construction of the Improvements otherwise change and the Anticipated Over-Allowance Amount, and the Over-Allowance Payments shall be adjusted such that the Improvement Allowance Payments by Landlord and the Over-Allowance Payments by Tenant shall accurately reflect the then-current amount of Anticipated Costs. In connection with any Over-Allowance Payments made by Tenant pursuant to this Section 4.2.1, Tenant shall provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), and (iii) of this Work Letter, above, for Landlord’s approval, prior to Tenant paying such costs. Notwithstanding anything set forth in this Work Letter to the contrary, but subject to the last sentence of Section 3.4 above, construction of the Improvements shall not commence until (a) Landlord has approved the Contract, and (b) Tenant has procured and delivered to Landlord a copy of all Permits for the applicable Improvements.

4.2.2 Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Improvements shall comply with the following: (i) the Improvements shall be constructed in material accordance with the Approved Working Drawings, subject to minor field adjustments and approved Tenant

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Changes; (ii) Landlord’s reasonable rules and regulations for the construction of improvements in the Project, including as pertains to the use of freight, loading dock and service elevators and the storage of construction materials, (iii) Landlord shall reasonably cooperate (and shall cause its respective contractors, subcontractors and agents to cooperate) with Tenant on a commercially reasonable basis in order that the work being performed by Tenant may be completed without material interference by the other party. In connection with the foregoing, Tenant’s Agents shall submit schedules of all work relating to the Improvements to Landlord. Tenant shall pay a logistical coordination fee (the “Coordination Fee”) to Landlord in an amount equal to Seventy-Five Cents ($0.75) per rentable square foot of the Premises, which Coordination Fee shall be for services relating to the coordination of the construction of the Improvements, such Coordination Fee to be disbursed as part of each disbursement of the Improvement Allowance on a proportionate basis (i.e., based on the proportion the Coordination Fee bears to the total Improvement Allowance).

4.2.2.2 Indemnity. Tenant’s indemnity of Landlord and Landlord’s indemnity of Tenant, as set forth in this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s or Landlord’s, as the case may be, non-payment of any amount arising out of the Improvements and/or Tenant’s or Landlord’s, as the case may be, disapproval of all or any portion of any request for payment. The foregoing indemnity shall not apply to claims caused by the negligence or willful misconduct of the other party, its member partners, shareholders, officers, directors, agents, employees, and/or contractors, or other party’s violation of this Lease.

4.2.2.3 Requirements of Tenant’s Agents. Contractor (on behalf of itself and Tenant’s Agents) shall guarantee to Tenant and for the benefit of Landlord that the Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with the Contract that shall become defective within one (1) year after the completion of the Improvements. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Improvements, and/or the Buildings and/or Common Areas that may be damaged or disturbed thereby. Such warranty shall be contained in the Contract and shall be written such that it shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. To the extent reasonably necessary, Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. All of Tenant’s Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease (provided that the limits of liability to be carried by Tenant’s Agents and Contractor shall be in amounts reasonably required by Landlord, which shall be reasonably commensurate with the levels of coverage required by owners of Comparable Buildings).

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4.2.2.4.2 Special Coverages. During construction of the Improvements, Tenant shall carry “Builder’s All Risk” insurance in an amount reasonably approved by Landlord (but in no event greater than 100% of the completed insurable value of the Improvements) covering the construction of the Improvements (at Tenant’s option, Tenant shall cause Contractor to carry such Builder’s All Risk insurance), and such other insurance as Landlord may reasonably require, it being understood and agreed that the Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such customary extended coverage endorsements as may be reasonably required by Landlord and are reasonably commensurate with the levels and types of coverage required by owners of Comparable Buildings, and shall be in form and with companies as are required to be carried by Tenant as set forth in this Lease.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Improvements and before the Contractor’s equipment is moved onto the site. Tenant shall immediately notify Landlord in the event any policy of insurance carried by Tenant is cancelled or the coverage materially changed. Tenant’s Contractor and subcontractors shall maintain all of the foregoing insurance coverage in force until the Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant, where applicable. All policies carried under this Section 4.2.2.4 (other than Workers’ Compensation coverage) shall insure Landlord and Tenant, as their interests may appear. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder, as evidenced by an endorsement or policy excerpt. Such insurance shall provide that it is primary insurance with respect to the Improvements and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant and Tenant by Landlord under the Lease or of this Work Letter and each party’s rights with respect to the waiver of subrogation.

4.2.3 Governmental Compliance. The Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.

4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Improvements at all reasonable times, provided however, that Landlord shall not unreasonably interfere with the construction of the Improvements and Landlord’s failure to inspect the Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Improvements constitute Landlord’s approval of the same. Should Landlord reasonably disapprove any portion of the Improvements, Landlord shall, as

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soon as reasonably possible, notify Tenant in writing of such disapproval and shall specify the items disapproved and the reasons therefor. Any defects or deviations in, and/or disapproval by Landlord of, the Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord reasonably determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Improvements and such defect, deviation or matter would adversely affect the Building Systems, the Building Structure or the exterior appearance of any Building or any other tenant’s use of such other tenant’s leased premises, and Tenant fails to commence and thereafter diligently carry out the correction of such item within five (5) business days of written notice from Landlord, then Landlord may take such action as Landlord reasonably deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s reasonable satisfaction. Landlord shall perform any such correction in a diligent and timely manner so as to minimize any delay in the construction of the Improvements.

4.2.5 Meetings. Tenant shall hold regular meetings (not less than weekly following commencement of construction of the Improvements) with the Architect and the Contractor regarding the progress of the preparation of Construction Documents and the construction of the Improvements, which meetings shall be held on-site or at another mutually agreeable location in the City of San Francisco, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. During the construction of the Improvements, one such meeting each month shall include the review of Contractor’s current request for payment.

4.3 Notice of Completion; Record Set of As-Built Drawings; Close-Out Package.

4.3.1 Notice of Completion. Within fifteen (15) days after Substantial Completion of the Improvements in a Phase, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. In the event Tenant fails to so record the Notice of Completion as required pursuant to this Section 4.3, then such failure shall not, in and of itself, constitute a default hereunder but Tenant shall (a) indemnify, defend, protect and hold harmless Landlord and the Landlord Parties from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys’ fees) in connection with such failure by Tenant to so record the Notice of Completion as required hereunder, and (b) not be entitled to receive the Final Retention pursuant to this Work Letter until such time as the lien period for Tenant’s Agents has expired. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense.

4.3.2 Record Set of As-Built Drawings. At the conclusion of construction, Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, and (B) to certify to the best of their knowledge that the “record-set” of as-built drawings (the “Record Set”) is true and correct and Tenant shall deliver (or cause to be delivered) to Landlord two (2) electronic copies (in .pdf and CAD format) of such Record Set within ninety (90) days following issuance of a CofO for the Premises.

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4.3.3 Close-Out Package. No later than one hundred twenty (120) days following the conclusion of construction, Tenant shall deliver to Landlord two (2) hard copies and one (1) electronic copy of all closed Permits, all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises, and any other items reasonably requested by Landlord, including, if available, a CofO for the Premises (collectively, along with the recorded Notice of Completion described in Section 4.3.1 above and the Record Set described in Section 4.3.2 above, the “Close-Out Package”).

SECTION 5

DELAYS OF LEASE COMMENCEMENT DATE

5.1 Lease Commencement Date Delays. Each Lease Commencement Date shall occur as provided in Section 3.1 of this Lease, provided that the six (6) month period referenced in clause (i) of Section 3.2.1 of the Summary, and clause (ii)(a) of Sections 3.2.2 and 3.2.3 of the Summary shall be extended by one (1) day for each day of “Lease Commencement Date Delay,” but only to the extent such Lease Commencement Date Delay causes the Substantial Completion of the Improvements within the applicable Phase to occur after the applicable date referenced in clause (ii) of Section 3.2.1 of the Summary and clause (ii)(b) of Sections 3.2.2 and 3.2.3 of the Summary. As used herein, the term “Lease Commencement Date Delay” shall mean only a “Force Majeure Delay” or a “Landlord Caused Delay,” as those terms are defined below in this Section 5.1 of this Work Letter which relates to the construction of Improvements within the applicable Phase. As used herein, the term “Force Majeure Delay” shall mean only an actual delay resulting from strikes, fire, wind, damage or destruction to the Buildings or Project, explosion, casualty, flood, hurricane, tornado, the elements, acts of God or the public enemy, sabotage, war, terrorist acts, invasion, insurrection, rebellion, civil unrest, riots, or earthquakes. As used in this Work Letter, “Landlord Caused Delay” shall mean actual delays to the extent resulting from the following acts or omissions of Landlord or Landlord’s agents, employees or contractors: (i) the failure of Landlord to timely approve or disapprove any Construction Drawings pertaining to the applicable Phase; or (ii) interference (when judged in accordance with industry custom and practice) by Landlord, its agents or Landlord Parties (except as otherwise allowed under this Work Letter) with the Substantial Completion of the Improvements within the applicable Phase and which objectively preclude or delay the construction of improvements in the applicable Building by any person, which interference relates to access by Tenant, or Tenant’s Agents to the applicable Building; or (iii) delays due to the acts or failures to act of Landlord or Landlord Parties with respect to payment of the Improvement Allowance (except as otherwise allowed under this Work Letter) but Tenant shall have a right to suspend its design and construction of its Improvements if Landlord fails to reimburse Tenant all or any part of the Improvement Allowance when due, provided that Landlord’s failure to reimburse Tenant all or any part of the Improvement Allowance when due shall not constitute a Landlord Caused Delay if Tenant elects to exercise its offset right set forth in Section 2.4 above with respect to such portion of the Improvement Allowance.

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5.2 Determination of Lease Commencement Date Delay. If Tenant contends that a Lease Commencement Date Delay has occurred, Tenant shall notify Landlord in writing of the event which constitutes such Lease Commencement Date Delay. Such notice may be via electronic mail to Landlord’s construction representative described below, provided that if Tenant notifies Landlord’s construction representative via electronic mail, then Tenant must also deliver Notice to Landlord’s other notice addresses required under the Lease within one (1) business day after delivery of such electronic mail. Tenant will additionally use reasonable efforts to mitigate the effects of any Lease Commencement Date Delay through the re-sequencing or re-scheduling of work, if feasible, but this sentence will not be deemed to require Tenant to incur overtime or after-hours costs unless Landlord agrees in writing to bear such costs. If such actions, inaction or circumstance described in the Notice set forth in (i) above of this Section 5.2 of this Work Letter (the “Delay Notice”) are not cured by Landlord within one (1) business day of Landlord’s receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualify as a Lease Commencement Date Delay, then a Lease Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the date such delay ends.

5.3 Definition of Substantial Completion of the Improvements. For purposes of this Section 5, “Substantial Completion of the Improvements” shall mean completion of construction of the Improvements in the applicable Phase pursuant to the Approved Working Drawings, with the exception of any punch list items.

SECTION 6

MISCELLANEOUS

6.1 Tenant’s Representatives. Tenant has designated Lisa Soutter and Theo Skinner as its sole representatives with respect to the matters set forth in this Work Letter, who each shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

6.2 Landlord’s Representatives. Landlord has designated Jonas Vass and Rich Ambidge as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

6.3 Time of the Essence in This Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

6.4 Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall all be union labor in compliance with the Mission Bay Requirements.

EXHIBIT B

6.5 No Miscellaneous Charges. Prior to the applicable Lease Commencement Date, during the construction of the Improvements, and subject to compliance with Landlord’s reasonable and customary construction rules and regulations applicable to the Project (as the same are in effect on the date of this Lease), and if and to the extent reasonably available, Tenant may use the following items, free of charge, during such times as are reasonably necessary to Tenant’s construction schedule, furniture and equipment delivery and relocation activities, on a nonexclusive basis, and in a manner and to the extent reasonably necessary to perform the Improvements: hoists, freight elevators, loading docks, utilities, and toilets; provided, however, Tenant acknowledges that there may be an after-hours charge to reimburse Landlord for its actual costs with respect to the use of the Project’s hoist, freight elevator and/or loading docks during hours other than normal construction hours, but only to the extent that such use requires Landlord to engage elevator operations or security personnel. Notwithstanding the foregoing, if Tenant or Contractor or other agents require any of the foregoing in connection with any use reasonably unrelated to Tenant’s construction and/or installation of the Improvements, Tenant shall pay the applicable cost of such service. In no event shall Tenant store construction materials or other property at or in the elevators or loading docks of the Project.

6.6 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if a Default as described in this Lease or this Work Letter has occurred at any time on or before the substantial completion of the Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Improvements (in which case, Tenant shall be responsible for any delay in the substantial completion of the Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Improvements caused by such inaction by Landlord). Notwithstanding the foregoing, if a default by Tenant is cured, forgiven or waived, Landlord’s suspended obligations shall be fully reinstated and resumed, effective immediately.

EXHIBIT B

SCHEDULE 1 TO EXHIBIT B

BASE BUILDING PLANS

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
G-000	Cover Sheet	Flad / RCH	100% CD’s	1/8/2016
G-001	Volume 1 Sheet Index	Flad / RCH	100% CD’s	1/8/2016
G-002	Volume 2 Sheet Index	Flad / RCH	100% CD’s	1/8/2016
G-003	Volume 3 Sheet Index	Flad / RCH	100% CD’s	1/8/2016
G-004	Volume 4 Sheet Index	Flad / RCH	100% CD’s	1/8/2016
G-008	SFDBI FORM AB-004 - PRIORITY PERMIT PROCESSING	Flad / RCH	CB #1026	1/6/2017
G-009	SFDBI FORM AB-005	Flad / RCH	CB #1026	1/6/2017
G-010	Abbreviations - General Notes and Building Summary	Flad / RCH	CB #1026	1/6/2017
G-011	CBC 2013 Site Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-012	CBC 2013 Site Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-013	CBC 2013 Building Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-014	CBC 2013 Toilet Room Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-015	CBC 2013 Elevator/Stair Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-016	CBC 2013 Regulatory Sign Accessibility Diagrams	Flad / RCH	CB #1026	1/6/2017
G-017	FINAL SMOKE CONTROL REPORT	Flad / RCH	CB #1026	1/6/2017
G-018	FINAL SMOKE CONTROL REPORT	Flad / RCH	CB #1026	1/6/2017
G-019	FINAL SMOKE CONTROL REPORT	Flad / RCH	CB #1026	1/6/2017
G-019B	FINAL SMOKE CONTROL REPORT	Flad / RCH	CB #1008	3/31/2016
G-019C	Smoke Control Special Inspection Program (AB-47)	Flad / RCH	CB #1026	1/6/2017
G-109D	Smoke Control Special Inspection Program, Special Inspection Form	Flad / RCH	CB #1026	1/6/2017
G-020	FINAL SMOKE CONTROL REPORT	Flad / RCH	CB #1008	3/31/2016
G-021	Pre-Application Meeting Minutes (Pages 1-8)	Flad / RCH	100% CD’s	1/8/2016
G-022	Pre-Application Meeting Minutes (Pages 9-12)	Flad / RCH	100% CD’s	1/8/2016
G-023	Leed Documents - General Notes	Flad / RCH	CB #1026	1/6/2017
G-024	Leed Documents - Checklist	Flad / RCH	CB #1026	1/6/2017
G-024A	Specification Section 013560 & 017429 - For AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024B	Specification Section 017429 & 019100 - For AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024C	Specification Section 019100, 220000 - For AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024D	Specification Section 220000 - For AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024E	Specification Section 220000 - For AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024F	Storm Water Pollution Prevention Plan SWPPP - Excerpt for AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024G	Storm Water Pollution Prevention Plan SWPPP - Excerpt for AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024H	Storm Water Pollution Prevention Plan SWPPP - Excerpt for AHJ Reference Only	Flad / RCH	CB #1026	1/6/2017
G-024J	LEED Energy Report	Flad / RCH	CB #1026	1/6/2017
G-024K	LEED Energy Report	Flad / RCH	CB #1026	1/6/2017
G-024L	Exterior Noise Study	Flad / RCH	CB #1026	1/6/2017
G-024M	OITC Test Reports	Flad / RCH	CB #1026	1/6/2017
G-024N	Storage and Recycle Area	Flad / RCH	CB #1026	1/6/2017
G-025	Well Responsibility Matrix - Core & Shell	Flad / RCH	100% CD’s	1/8/2016
G-026	FIRE WATER FLOW CALCULATIONS, SITE MITIGATION PLAN	Flad / RCH	CB #1026	1/6/2017
G-028	GEOTECHNICAL REVIEW LETTER	Flad / RCH	100% CD’s	1/8/2016
G-030	ACCESS ROAD EASEMENT AGREEMENT	Flad / RCH	100% CD’s	1/8/2016
G-031	ACCESS ROAD EASEMENT AGREEMENT	Flad / RCH	100% CD’s	1/8/2016
G-033	GARAGE OPEN AREA CALCULATIONS	Flad / RCH	CB #1026	1/6/2017
G-33B	Garage Open Area Calculations - Elevations	Flad / RCH	CB #1026	1/6/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
G-33C	Garage Open Area Calculations - Elevations	Flad / RCH	CB #1026	1/6/2017
G-33D	Garage Open Area - Calculation	Flad / RCH	CB #1026	1/6/2017
G-034	Vapor Intrusion Mitigation	Flad / RCH	CB #1007	3/21/2016
G-035	Vapor Intrusion Mitigation System Details and Notes	Flad / RCH	CB #1007	3/21/2016
G-036	Vapor Intrusion Mitigation	Flad / RCH	100% CD’s	1/8/2016
G-037	VAPOR INTRUSION MITIGATION	Flad / RCH	100% CD’s	1/8/2016
G-040	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-041	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-042	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-043	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-044	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-045	TITLE 24 - NRCC PRF-01-E	Flad / RCH	CB #1026	1/6/2017
G-046	TITLE 24 - NRCC PLB-01-E	Flad / RCH	CB #1026	1/6/2017
G-047	TITLE 24 - NRCC LTI-01-E	Flad / RCH	CB #1026	1/6/2017
G-048	TITLE 24 - NRCC-LTI-01-E, NRCC-LTI-02-E, NRCC-LTI-03-E	Flad / RCH	CB #1026	1/6/2017
G-049	TITLE-24 - NRCC-LTI-03-E	Flad / RCH	CB #1026	1/6/2017
G-058	TITLE-24 NRCC-CXR FORMS	Flad / RCH	100% CD’s	1/8/2016
G-059	TITLE-24 NRCC-CXR FORMS	Flad / RCH	100% CD’s	1/8/2016
G-060	EDGE OF SLAB FIRESTOPPING	Flad / RCH	100% CD’s	1/8/2016
G-061	EDGE OF SLAB FIRESTOPPING	Flad / RCH	100% CD’s	1/8/2016
G-062	EDGE OF SLAB FIRESTOPPING	Flad / RCH	100% CD’s	1/8/2016
G-063	EDGE OF SLAB FIRESTOPPING	Flad / RCH	100% CD’s	1/8/2016
G-064	EDGE OF SLAB FIRESTOPPING	Flad / RCH	100% CD’s	1/8/2016
G-065	EDGE OF SLAB FIRESTOPPING DETAILS, RAINSCREEN	Flad / RCH	100% CD’s	1/8/2016
G-066	Intumescent Coatings, AB-009 Declaration of Use	Flad / RCH	CB #1026	1/6/2017
G-070	EXTERIOR NOISE STUDY	Flad / RCH	CB #1026	1/6/2017
G-081	Floor Plan - Floor 01, Level P1 & P2 - Smoke Barrier and	Flad / RCH	CB #1026	1/6/2017
G-082	Floor Plan - Level P3 & P4 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-083	Floor Plan - Floor 02, Level P5 & P6 - Smoke Barrier and	Flad / RCH	CB #1026	1/6/2017
G-084	Floor Plan - Level P7 & P8 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-085	Floor Plan - Floor 03, Level P9 & P10 - Smoke Barrier and	Flad / RCH	CB #1026	1/6/2017
G-086	Floor Plan - Floor 04 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-087	Floor Plan - Floor 05 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-088	Floor Plan - Floor 06 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-089	Floor Plan - Floor 07 - Smoke Barrier and Smoke Zone	Flad / RCH	CB #1026	1/6/2017
G-090	Floor Plan - Floor 09-12 Typical - Smoke Barrier and Smoke	Flad / RCH	CB #1026	1/6/2017
G-100	Site Plan	Flad / RCH	100% CD’s	1/8/2016
G-0240	Light Polution Reduction	Flad / RCH	CB #1026	1/6/2017
G-0241	Storm Water Pollution Prevention Plan SWPPP – Excerpt for AHJ Reference Only, LEED Energy Report	Flad / RCH	CB #1026	1/6/2017
C-000	Boundary Topographic Survey	Telamon	100% CD’s	1/8/2016
C-001	Boundary Topographic Survey	Telamon	100% CD’s	1/8/2016
C-100	CIVIL NOTES	BKF	100% CD’s	1/8/2016
C-101	EXISTING CONDITIONS AND DEMOLITION PLAN	BKF	100% CD’s	1/8/2016
C-200	HORIZONTAL CONTROL PLAN	BKF	CB #1033	8/1/2017
C-300	GRADING PLAN	BKF	CB #1033	8/1/2017
C-400	UTILITY PLAN	BKF	CB #1051	9/6/2017
C-500	Stormwater Control Plan	BKF	CB #1030	3/3/2017
C-600	Construction Details	BKF	CB #1017	10/26/2016
C-601	Construction Details	BKF	CB #1017	10/26/2016
C-602	Construction Details	BKF	100% CD’s	1/8/2016
C-700	Erosion Control Plan	BKF	CB #1017	10/26/2016
C-701	Erosion Control Notes and Details	BKF	100% CD’s	1/8/2016
T1	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T2	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T3	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T4	GRADING BLOWUP	BKF	CB #1030	3/3/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
T5	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T6	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T7	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T8	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T9	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T10	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T11	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T12	GRADING BLOWUP	BKF	CB #1030	3/3/2017
T13	GRADING BLOWUP	BKF	CB #1030	3/3/2017
L-000	Landscape Notes	Flad / RCH	100% CD’s	1/8/2016
L-100	Landscape Site Plan	Flad / RCH	100% CD’s	1/8/2016
L-201	Hardscape Plan Floor 1	Flad / RCH	CB #1032	3/17/2017
L-204	Hardscape Plan Floor 4	Flad / RCH	100% CD’s	1/8/2016
L-205	Hardscape Plan Floor 5	Flad / RCH	100% CD’s	1/8/2016
L-207	Hardscape Plan Floor 7	Flad / RCH	CB #1035	2/8/2017
L-211	HARDSCAPE LAYOUT PLAN ENLARGEMENTS FLOOR 1	Flad / RCH	CB #1032	3/17/2017
L-217	HARDSCAPE LAYOUT PLAN ENLARGEMENTS FLOOR 7	Flad / RCH	100% CD’s	1/8/2016
L-221	PAVER PATTERN ENLARGEMENT FLOOR 1	Flad / RCH	CB #1032	3/17/2017
L-500	Hardscape Details	Flad / RCH	100% CD’s	1/8/2016
L-501	Hardscape Details	Flad / RCH	100% CD’s	1/8/2016
L-502	Wood Feature Details	Flad / RCH	CB #1035	2/8/2017
L-503	Roof Deck Details	Flad / RCH	CB #1035	2/8/2017
L-504	Bioretention Details	Flad / RCH	CB #1028	12/15/2016
L-601	Irrigation Coordination Plan - Ground Floor	Flad / RCH	CB #1030	3/3/2017
L-604	Irrigation Coordination Plan - 4th Floor	Flad / RCH	100% CD’s	1/8/2016
L-605	Irrigation Coordination Plan - 5th Floor	Flad / RCH	100% CD’s	1/8/2016
L-607	Irrigation Coordination Plan - 7th Floor	Flad / RCH	100% CD’s	1/8/2016
L-610	Irrigation Legend and Notes	Flad / RCH	100% CD’s	1/8/2016
L-611	Irrigation Details	Flad / RCH	100% CD’s	1/8/2016
L-800	Planting Notes	Flad / RCH	CB #1032	3/17/2017
L-801	Planting Plan - Floor 1	Flad / RCH	CB #1032	3/17/2017
L-804	Planting Plan - Floor 4	Flad / RCH	CB #1028	12/15/2016
L-805	Planting Plan - Floor 5	Flad / RCH	100% CD’s	1/8/2016
L-807	Planting Plan - Floor 7	Flad / RCH	100% CD’s	1/8/2016
L-811	PLANTING PLAN ENLARGEMENT FLOOR 1-EAST	Flad / RCH	CB #1032	3/17/2017
L-812	PLANTING PLAN ENLARGEMENT FLOOR 1-WEST	Flad / RCH	CB #1030	3/3/2017
A-007	Life Safety General Notes	Flad / RCH	100% CD’s	1/8/2016
A-009	Life Safety Calculation Tables	Flad / RCH	100% CD’s	1/8/2016
A-010	Life Safety Plan - Level P0	Flad / RCH	CB #1026	1/6/2017
A-011	Life Safety Plan - Floor 01, Level P1 & P2	Flad / RCH	CB #1026	1/6/2017
A-011-5	Life Safety Plan - Level P3 & P4	Flad / RCH	CB #1026	1/6/2017
A-012	Life Safety Plan - Floor 02, Level P5 & P6	Flad / RCH	CB #1026	1/6/2017
A-012-5	Life Safety Plan - Level P7 & P8	Flad / RCH	CB #1026	1/6/2017
A-013	Life Safety Plan - Floor 03, Level P9 & P10	Flad / RCH	CB #1026	1/6/2017
A-014	Life Safety Plan - Floor 04	Flad / RCH	CB #1026	1/6/2017
A-015	Life Safety Plan - Floor 05	Flad / RCH	CB #1026	1/6/2017
A-016	Life Safety Plan - Floor 06	Flad / RCH	CB #1026	1/6/2017
A-017	Life Safety Plan - Floor 07	Flad / RCH	CB #1026	1/6/2017
A-018	Life Safety Plan - Floor 08	Flad / RCH	CB #1026	1/6/2017
A-019	Life Safety Plan - Floor 09	Flad / RCH	CB #1026	1/6/2017
A-020	Life Safety Plan - Floor 10	Flad / RCH	CB #1026	1/6/2017
A-021	Life Safety Plan - Floor 11	Flad / RCH	CB #1026	1/6/2017
A-022	Life Safety Plan - Floor 12	Flad / RCH	CB #1026	1/6/2017
A-023	Life Safety Plan - Roof	Flad / RCH	CB #1026	1/6/2017
A-024	Life Safety Plan - Penthouse	Flad / RCH	CB #1026	1/6/2017
A-030	Accessibility Plan -Level P0	Flad / RCH	CB #1026	1/6/2017
A-031	ACCESSIBILITY PLAN - FLOOR 01, LEVEL P1 & P2	Flad / RCH	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-031.5	ACCESSIBILITY PLAN - LEVEL P3 & P4	Flad / RCH	100% CD’s	1/8/2016
A-032	ACCESSIBILITY PLAN - FLOOR 02, LEVEL P5 & P6	Flad / RCH	100% CD’s	1/8/2016
A-032.5	ACCESSIBILITY PLAN - LEVEL P7 & P8	Flad / RCH	100% CD’s	1/8/2016
A-033	ACCESSIBILITY PLAN - FLOOR 03, LEVEL P9 & P10	Flad / RCH	100% CD’s	1/8/2016
A-034	ACCESSIBILITY PLAN - FLOOR 04	Flad / RCH	CB #1026	1/6/2017
A-035	ACCESSIBILITY PLAN - FLOOR 05	Flad / RCH	CB #1026	1/6/2017
A-036	ACCESSIBILITY PLAN - FLOOR 06	Flad / RCH	100% CD’s	1/8/2016
A-037	ACCESSIBILITY PLAN - FLOOR 07	Flad / RCH	CB #1026	1/6/2017
A-038	ACCESSIBILITY PLAN - FLOOR 08	Flad / RCH	CB #1026	1/6/2017
A-039	ACCESSIBILITY PLAN - FLOOR 09	Flad / RCH	CB #1026	1/6/2017
A-040	ACCESSIBILITY PLAN - FLOOR 10	Flad / RCH	CB #1026	1/6/2017
A-041	ACCESSIBILITY PLAN - FLOOR 11	Flad / RCH	CB #1026	1/6/2017
A-042	ACCESSIBILITY PLAN - FLOOR 12	Flad / RCH	CB #1026	1/6/2017
A-100	Composite Plan - Level P0	Flad / RCH	CB #1026	1/6/2017
A-100-1	Floor Plan - Level P0 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-101	Composite Plan - Floor 01, Level P1 & P2	Flad / RCH	CB #1038R	4/13/2017
A-101-1	Floor Plan - Floor 01, Level P1 & P2 Sector 01	Flad / RCH	CB #1045	5/15/2017
A-101-2	Floor Plan - Floor 01, Level P1 & P2 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-101-3	Floor Plan - Floor 01, Level P1 & P2 Sector 03	Flad / RCH	CB #1038	4/13/2017
A-101-4	Floor Plan - Floor 01, Level P1 & P2 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-101-5	Composite Plan - Level P3 & P4	Flad / RCH	CB #1026	1/6/2017
A-101-7	Floor Plan - Level P3 & P4 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-101-8	Floor Plan - Level P3 & P4 Sector 03	Flad / RCH	CB #1040	4/4/2017
A-102	Composite Plan - Floor 02, Level P5 & P6	Flad / RCH	CB #1026	1/6/2017
A-102-1	Floor Plan - Floor 02, Level P5 & P6 Sector 01	Flad / RCH	CB #1045	5/15/2017
A-102-2	Floor Plan - Floor 02, Level P5 & P6 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-102-3	Floor Plan - Floor 02, Level P5 & P6 Sector 03	Flad / RCH	CB #1026	1/6/2017
A-102-5	Composite Plan - Level P7 & P8	Flad / RCH	CB #1026	1/6/2017
A-102-7	Floor Plan - Level P7 & P8 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-102-8	Floor Plan - Level P7 & P8 Sector 03	Flad / RCH	CB #1026	1/6/2017
A-103	Composite Plan - Floor 03, Level P9 & P10	Flad / RCH	CB #1038R	4/13/2017
A-103-1	Floor Plan - Floor 03, Level P9 & P10 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-103-2	Floor Plan - Floor 03, Level P9 & P10 Sector 02	Flad / RCH	CB #1026	1/6/2017
A-103-3	Floor Plan - Floor 03, Level P9 & P10 Sector 03	Flad / RCH	CB #1026	1/6/2017
A-103-4	Floor Plan - Floor 03, Level P9 & P10 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-104	Composite Plan - Floor 04	Flad / RCH	CB #1038R	4/13/2017
A-104-1	Floor Plan - Floor 04 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-104-2	Floor Plan - Floor 04 Sector 02	Flad / RCH	CB #1038R	4/13/2017
A-104-3	Floor Plan - Floor 04 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-104-4	Floor Plan - Floor 04 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-104-5	Enlarged Roof Plan	Flad / RCH	100% CD’s	1/8/2016
A-105	Composite Plan - Floor 05	Flad / RCH	CB #1038R	4/13/2017
A-105-1	Floor Plan - Floor 05 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-105-1-1	Roof Plan	Flad / RCH	100% CD’s	1/8/2016
A-105-2	Floor Plan - Floor 05 Sector 02	Flad / RCH	CB #1038R	4/13/2017
A-105-3	Floor Plan - Floor 05 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-105-4	Floor Plan - Floor 05 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-106	Composite Plan - Floor 06	Flad / RCH	CB #1038R	4/13/2017
A-106-1	Floor Plan - Floor 06 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-106-2	Floor Plan - Floor 06 Sector 02	Flad / RCH	CB #1038R	4/13/2017
A-106-3	Floor Plan - Floor 06 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-106-4	Floor Plan - Floor 06 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-107	Composite Floor 07	Flad / RCH	CB #1038R	4/13/2017
A-107-1	Floor Plan - Floor 07 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-107-2	Floor Plan - Floor 07 Sector 02	Flad / RCH	CB #1018.3R1	1/13/2017
A-107-2.1	Roof Plan - Floor 07 Sector 02	Flad / RCH	CB #1018.3	1/17/2017
A-107-2.2	Enlarged Penthouse Plan	Flad / RCH	CB #1035	2/8/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-107-3	Floor Plan - Floor 07 Sector 03	Flad / RCH	CB #1026	1/6/2017
A-107-4	Floor Plan - Floor 07 Sector 04	Flad / RCH	CB #1038R	4/13/2017
A-107-4.1	Roof Plan - Floor 07 Sector 04	Flad / RCH	CB #1026	1/6/2017
A-107-4.2	Penthouse Plan - Floor 07 Sector 04	Flad / RCH	CB #1026	1/6/2017
A-108	Composite Plan - Floor 08	Flad / RCH	CB #1038R	4/13/2017
A-108-1	Floor Plan - Floor 08 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-108-3	Floor Plan - Floor 08 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-109	Composite Floor 09	Flad / RCH	CB #1038R	4/13/2017
A-109-1	Floor Plan - Floor 09 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-109-3	Floor Plan - Floor 09 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-110	Composite Floor 10	Flad / RCH	CB #1038R	4/13/2017
A-110-1	Floor Plan - Floor 10 Sector 01	Flad / RCH	CB #1026	1/6/2017
A-110-3	Floor Plan - Floor 10 Sector 03	Flad / RCH	CB #1026	1/6/2017
A-111	Composite Plan - Floor 11	Flad / RCH	CB #1026	1/6/2017
A-111-1	Floor Plan - Floor 11 Sector 01	Flad / RCH	CB #1026	1/6/2017
A-111-3	Floor Plan - Floor 11 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-112	Composite Plan - Floor 12	Flad / RCH	CB #1038R	4/13/2017
A-112-1	Floor Plan - Floor 12 Sector 01	Flad / RCH	CB #1038R	4/13/2017
A-112-3	Floor Plan - Floor 12 Sector 03	Flad / RCH	CB #1038R	4/13/2017
A-113	Composite Plan - Floor 13	Flad / RCH	CB #1043	4/10/2017
A-113-1	Enlarged Roof Plan - Roof Sector 01	Flad / RCH	CB #1043	4/10/2017
A-113-1-1	Enlarged Penthouse Plan - Roof Sector 01	Flad / RCH	CB #1043	4/10/2017
A-113-3	Enlarged Roof Plan - Roof Sector 03	Flad / RCH	CB #1018.4	12/28/2016
A-113-3-1	Enlarged Penthouse Plan - Roof Sector 03	Flad / RCH	CB #1018.4	12/28/2016
A-120	Composite Reflected Ceiling Plan - Level P0	Flad / RCH	100% CD’s	1/8/2016
A-121	Composite Reflected Ceiling Plan - Floor 1, Level P1 &P2	Flad / RCH	CB #1038R	4/13/2017
A-121.5	Composite Reflected Ceiling Plan - Level P3 & P4	Flad / RCH	CB #1038R	4/13/2017
A-122	Composite Reflected Ceiling Plan - Floor 2, Level P5&P6	Flad / RCH	CB #1038R	4/13/2017
A-122.5	Composite Reflected Ceiling Plan - Level P7&P8	Flad / RCH	CB #1038R	4/13/2017
A-123	Composite Reflected Ceiling Plan - Floor 3, Level P9&P10	Flad / RCH	CB #1040	1/0/1900
A-124	Composite Reflected Ceiling Plan - Floor 04	Flad / RCH	CB #1038R	4/13/2017
A-125	Composite Reflected Ceiling Plan - Floor 05	Flad / RCH	CB #1038R	4/13/2017
A-126	Composite Reflected Ceiling Plan - Floor 06	Flad / RCH	CB #1038R	4/13/2017
A-127	Composite Reflected Ceiling Plan - Floor 07	Flad / RCH	CB #1038R	4/13/2017
A-128	Composite Reflected Ceiling Plan - Floor 08	Flad / RCH	CB #1038R	4/13/2017
A-129	Composite Reflected Ceiling Plan - Floor 09	Flad / RCH	CB #1038R	4/13/2017
A-130	Composite Reflected Ceiling Plan - Floor 10	Flad / RCH	CB #1038R	4/13/2017
A-131	Composite Reflected Ceiling Plan - Floor 11	Flad / RCH	CB #1038R	4/13/2017
A-132	Composite Reflected Ceiling Plan - Floor 12	Flad / RCH	CB #1038R	4/13/2017
A-133	Composite Reflected Ceiling Plan - Penthouse	Flad / RCH	CB #1034	1/8/2017
A-200	Site Elevations - East/West	Flad / RCH	100% CD’s	1/8/2016
A-210	Sector 01 - Exterior Elevations	Flad / RCH	CB #1002	2/17/2016
A-211	Sector 02 - Exterior Elevations	Flad / RCH	CB #1012	6/24/2016
A-212	Sector 03 - Exterior Elevations	Flad / RCH	CB #1009R1	5/17/2016
A-213	Sector 04 - Exterior Elevations	Flad / RCH	CB #1026	1/6/2017
A-214	Fenestration Legend for AHJ Reference	Flad / RCH	CB #1026	1/6/2017
A-220	PENTHOUSES EXTERIOR ELEVATIONS	Flad / RCH	CB #1018.1	10/14/2016
A-221	PENTHOUSES EXTERIOR ELEVATIONS	Flad / RCH	CB #1043	1/0/1900
A-222	PENTHOUSES EXTERIOR ELEVATIONS	Flad / RCH	CB #1018	9/19/2016
A-301	Building Sections	Flad / RCH	100% CD’s	1/8/2016
A-302	Building Sections	Flad / RCH	100% CD’s	1/8/2016
A-303	Building Sections	Flad / RCH	100% CD’s	1/8/2016
A-304	Building Sections	Flad / RCH	100% CD’s	1/8/2016
A-401	Stair 1 - Enlarged Plans and Sections	Flad / RCH	CB #1026	1/6/2017
A-402	Stair 2 - Enlarged Plans and Sections	Flad / RCH	CB #1026	1/6/2017
A-403	Stair 3 - Enlarged Plans and Sections	Flad / RCH	CB #1026	1/6/2017
A-404	Stair 4 - Enlarged Plans and Sections	Flad / RCH	CB #1026	1/6/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-405	Stair 5 - Enlarged Plans and Sections	Flad / RCH	CB #1026	1/6/2017
A-406	Stair 6 - Enlarged Plans and Sections	Flad / RCH	100% CD’s	1/8/2016
A-407	Stair 7 - Enlarged Plans and Sections	Flad / RCH	100% CD’s	1/8/2016
A-410	Vertical Cores - Enlarged Plans	Flad / RCH	100% CD’s	1/8/2016
A-411	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-412	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-413	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-414	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-415	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-416	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-417	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-418	Vertical Cores - Enlarged Plans	Flad / RCH	CB #1038R	4/13/2017
A-419	Sector 2 Level 1 Lobby - Enlarged Plan	Flad / RCH	CB #1022R1	6/19/2017
A-420	Vertical Cores - Enlarged Plans and Sections	Flad / RCH	CB #1022R1	6/19/2017
A-421	Vertical Cores - Enlarged Sections	Flad / RCH	CB #1018.1	10/14/2016
A-422	Vertical Cores - Enlarged Sections	Flad / RCH	CB #1018.1	10/14/2016
A-423	Vertical Cores - Mechanical Shaft Sections	Flad / RCH	CB #1026	1/6/2017
A-441	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-442	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-443	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-444	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-445	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-446	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-447	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-448	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-449	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-450	VERTICAL CORES - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	CB #1038R	4/13/2017
A-453	Sector 2 Lobby - Enlarged RCP	Flad / RCH	CB #1022R1	6/19/2017
A-454	Sector 4 Lobby - Enlarged RCP	Flad / RCH	CB #1022R1	6/19/2017
A-455	LOBBY - ENLARGED REFLECTED CEILING PLAN	Flad / RCH	100% CD’s	1/8/2016
A-456	EXTERIOR - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	100% CD’s	1/8/2016
A-457	EXTERIOR - ENLARGED REFLECTED CEILING PLANS	Flad / RCH	100% CD’s	1/8/2016
A-462	INTERIOR ELEVATIONS - SHUTTLE ELEVATOR LOBBY	Flad / RCH	100% CD’s	1/8/2016
A-463	Interior Elevations - Sector 2 Lobby	Flad / RCH	CB #1022R1	6/19/2017
A-464	Interior Elevations - Sector 4 Lobby	Flad / RCH	CB #1022R1	6/19/2017
A-465	Sector 2 and 4 Lobby Renderings	Flad / RCH	CB #1022R1	6/19/2017
A-471	INTERIOR ELEVATIONS - RESTROOM, SHOWERS AND LOCKE	Flad / RCH	CB #1038R	4/13/2017
A-472	INTERIOR ELEVATIONS - RESTROOM, SHOWERS AND LOCKE	Flad / RCH	CB #1038R	4/13/2017
A-473	INTERIOR ELEVATIONS - RESTROOM	Flad / RCH	CB #1038R	4/13/2017
A-481	LOADING DOCK ELEVATIONS/ SECTIONS	Flad / RCH	CB #1026	1/6/2017
A-500	SECTOR 01 - WALL SECTIONS AND AX0N0METRICS	Flad / RCH	CB #1026	1/6/2017
A-501	SECTOR 01 - WALL SECTIONS AND AX0N0METRICS	Flad / RCH	CB #1026	1/6/2017
A-502	SECTOR 01 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-503	SECTOR 01 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-504	SECTOR 01 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-505	SECTOR 02 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-506	SECTOR 02 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	CB #1002	2/17/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-507	SECTOR 02 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-508	SECTOR 03 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-509	SECTOR 03 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	CB #1026	1/6/2017
A-510	SECTOR 03 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-511	SECTOR 03 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-512	SECTOR 03 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-513	SECTOR 04 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-514	SECTOR 04 - WALL SECTIONS AND AXONOMETRICS	Flad / RCH	100% CD’s	1/8/2016
A-521	WALL SECTIONS - GARAGE	Flad / RCH	CB #1021	9/15/2016
A-522	WALL SECTIONS - GARAGE	Flad / RCH	100% CD’s	1/8/2016
A-601	Partition Types A, B & C	Flad / RCH	100% CD’s	1/8/2016
A-602	Partition Types D, E & F	Flad / RCH	100% CD’s	1/8/2016
A-603	Partition Types G, H & J	Flad / RCH	100% CD’s	1/8/2016
A-604	Partition Types K, L & M	Flad / RCH	100% CD’s	1/8/2016
A-605	Partition Types N, P & Q	Flad / RCH	100% CD’s	1/8/2016
A-610	Partition Details	Flad / RCH	100% CD’s	1/8/2016
A-611	FINISH SCHEDULES	Flad / RCH	CB #1038R	4/13/2017
A-612	FINISH SCHEDULES	Flad / RCH	CB #1038R	4/13/2017
A-613	RESTROOM FINISH PLANS	Flad / RCH	CB #1038R	4/13/2017
A-614	RESTROOM FINISH PLANS	Flad / RCH	CB #1038R	4/13/2017
A-615	SECTOR 2 LOBBY - FINISH PLAN	Flad / RCH	CB #1049	8/4/2017
A-616	Sector 4 Lobby - Finish Plan	Flad / RCH	CB #1022R1	6/19/2017
A-621	DOOR SCHEDULES	Flad / RCH	CB #1022R1	6/19/2017
A-617	Sector 1 Lobby - Floor Finish Plan	Flad / RCH	CB #1022	5/18/2017
A-622	DOOR SCHEDULES	Flad / RCH	CB #1045	5/15/2017
A-623	DOOR SCHEDULES	Flad / RCH	CB #1045	5/15/2017
A-631	DOOR LEGEND AND DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-700	SECTOR 01 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	CB #1002	2/17/2016
A-701	SECTOR 01 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	100% CD’s	1/8/2016
A-702	SECTOR 02 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	CB #1002	2/17/2016
A-703	SECTOR 02 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	100% CD’s	1/8/2016
A-704	SECTOR 03 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	CB #1002	2/17/2016
A-705	SECTOR 03 - PARTIAL BUILDING ELEVATIONS	Flad / RCH	100% CD’s	1/8/2016
A-706	SECTOR 03 + 04-PARTIAL BUILDING ELEVATIONS	Flad / RCH	CB #1002	2/17/2016
A-710	SECTOR 01 - WEST CANOPY	Flad / RCH	100% CD’s	1/8/2016
A-711	SECTOR 01 - WEST CANOPY	Flad / RCH	CB #1026	1/6/2017
A-715	SECTOR 02 AND 03 - PARKING CANOPY PLANS	Flad / RCH	100% CD’s	1/8/2016
A-716	SECTOR 02 AND 03 - PARKING CANOPY SECTIONS & DETAIL	Flad / RCH	100% CD’s	1/8/2016
A-717	SECTOR 02 - ENLARGED PARTIAL PLANS	Flad / RCH	CB #1032	3/17/2017
A-718	ENLARGED PARTIAL PLANS	Flad / RCH	CB #1049	8/4/2017
A-720	SECTOR 01 - ENLARGED PARTIAL PLANS	Flad / RCH	100% CD’s	1/8/2016
A-721	SECTOR 01 - ENLARGED PARTIAL PLANS	Flad / RCH	100% CD’s	1/8/2016
A-722	SECTOR 02 - ENLARGED PARTIAL PLANS	Flad / RCH	CB #1002	2/17/2016
A-723	SECTOR 02 - ENLARGED PARTIAL PLANS	Flad / RCH	CB #1026	1/6/2017
A-724	SECTOR 03 - ENLARGED PARTIAL PLANS	Flad / RCH	CB #1026	1/6/2017
A-725	SECTOR 03 - ENLARGED PARTIAL PLANS	Flad / RCH	100% CD’s	1/8/2016
A-726	SECTOR 04 - ENLARGED PARTIAL PLANS	Flad / RCH	100% CD’s	1/8/2016
A-730	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1026	1/6/2017
A-731	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-732	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-733	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1002	2/17/2016
A-734	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-735	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1002	2/17/2016
A-736	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-737	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1026	1/6/2017
A-738	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1011	7/12/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-739	EXTERIOR PLAN DETAILS	Flad / RCH	CB #1009	4/29/2016
A-740	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-741	EXTERIOR PLAN DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-750	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-751	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-752	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-753	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-754	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-755	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-756	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-757	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-758	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-759	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-760	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-761	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1032	3/17/2017
A-761A	Exterior Section Details - ALT	Flad / RCH	CB #1049	8/4/2017
A-762	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1032	3/17/2017
A-762A	EXTERIOR SECTION DETAILS - ALT	Flad / RCH	CB #1049	8/4/2017
A-763	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1032	3/17/2017
A-763A	Exterior Section Details - ALT	Flad / RCH	CB #1032.1	4/5/2017
A-764	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1032	3/17/2017
A-764A	Exterior Section Details - ALT	Flad / RCH	CB #1049	8/4/2017
A-765	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1032	3/17/2017
A-765A	Exterior Section Details - ALT	Flad / RCH	CB #1049	8/4/2017
A-770	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-771	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-772	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1036	2/20/2017
A-772B	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1036	2/20/2017
A-773	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-774	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-775	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-776	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-777	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-778	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-779	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-780	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1018.3	1/8/2017
A-781	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-782	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1035	2/8/2017
A-783	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1018.3	1/8/2017
A-784	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-785	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-786	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1035	2/8/2017
A-787	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1035	2/8/2017
A-788	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1018	9/19/2016
A-789	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1018	9/19/2016
A-790	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-791	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-792	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-793	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-794	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-795	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1003	2/23/2016
A-796	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-797	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-800	EXTERIOR SECTION DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-801	EXTERIOR SECTION DETAILS	Flad / RCH	CB #1026	1/6/2017
A-802	ROOF DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-805	BELOW GRADE WATERPROOFING DETAILS	Flad / RCH	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
A-806	BELOW GRADE WATERPROOFING DETAILS	Flad / RCH	CB #1003	2/23/2016
A-811	PARKING GARAGE DETAILS	Flad / RCH	CB #1026	1/6/2017
A-812	PARKING GARAGE DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-813	PARKING GARAGE DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-814	EMERGENCY GENERATOR ENCLOSURE DETAILS	Flad / RCH	CB #1030	3/3/2017
A-815	PG&E Gas Meter Enclosure	Flad / RCH	CB #1019	3/2/2017
A-816	GENERATOR ENCLOSURE ELEVATIONS	Flad / RCH	CB #1030	3/3/2017
A-817	GENERATOR ENCLOSURE DETAILS	Flad / RCH	CB #1030	3/3/2017
A-818	PG&E GAS METER ENCLOSURE DETAILS	Flad / RCH	CB #1019	3/2/2017
A-819	PG&E ELEVATIONS FOR REFERENCE	Flad / RCH	CB #1019	3/2/2017
A-820	PARKING GARAGE DETAILS	Flad / RCH	CB #1026	1/6/2017
A-821	PARKING GARAGE DETAILS	Flad / RCH	CB #1026	1/6/2017
A-830	INTERIOR DETAILS	Flad / RCH	CB #1038R	4/13/2017
A-831	INTERIOR DETAILS	Flad / RCH	CB #1038R	4/14/2017
A-832	INTERIOR DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-833	INTERIOR DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-834	INTERIOR DETAILS	Flad / RCH	100% CD’s	1/8/2016
A-835	INTERIOR DETAILS	Flad / RCH	CB #1049	8/4/2017
A-836	INTERIOR DETAILS	Flad / RCH	CB #1022R1	6/19/2017
A-837	INTERIOR DETAILS	Flad / RCH	CB #1022R1	6/19/2017
A-838	CEILING DETAILS	Flad / RCH	CB #1022R1	6/19/2017
A-900	3D REPRESENTATIONS	Flad / RCH	100% CD’s	1/8/2016
A-901	3D REPRESENTATIONS	Flad / RCH	100% CD’s	1/8/2016
A-902	SECTOR 02 PERSPECTIVES	Flad / RCH	100% CD’s	1/8/2016
AG-100	SIGNAGE - LEVEL P0	Flad / RCH	CB #1026	1/6/2017
AG-101	SIGNAGE - FLOOR 01, LEVEL P1 & P2	Flad / RCH	CB #1026	1/6/2017
AG-101.5	SIGNAGE - LEVEL P3 & P4	Flad / RCH	100% CD’s	1/8/2016
AG-102	SIGNAGE - FLOOR 02, LEVEL P5& P6	Flad / RCH	CB #1026	1/6/2017
AG-102.5	SIGNAGE - LEVEL P7 & P8	Flad / RCH	100% CD’s	1/8/2016
AG-103	SIGNAGE - FLOOR 03, LEVEL P9 & P10	Flad / RCH	100% CD’s	1/8/2016
AG-104	SIGNAGE - FLOOR 04	Flad / RCH	100% CD’s	1/8/2016
AG-105	SIGNAGE - FLOOR 05	Flad / RCH	100% CD’s	1/8/2016
AG-106	SIGNAGE - FLOOR 06	Flad / RCH	100% CD’s	1/8/2016
AG-107	SIGNAGE - FLOOR 07	Flad / RCH	100% CD’s	1/8/2016
AG-108	SIGNAGE - FLOOR 08	Flad / RCH	100% CD’s	1/8/2016
AG-109	SIGNAGE - FLOOR 09	Flad / RCH	100% CD’s	1/8/2016
AG-110	SIGNAGE - FLOOR 10	Flad / RCH	100% CD’s	1/8/2016
AG-111	SIGNAGE - FLOOR 11	Flad / RCH	100% CD’s	1/8/2016
AG-112	SIGNAGE - FLOOR 12	Flad / RCH	CB #1026	1/6/2017
AG-113	SIGNAGE - ROOF	Flad / RCH	100% CD’s	1/8/2016
AS-010	Slab Plan Level P0	Flad / RCH	CB #1012	6/24/2016
AS-010.1	SLAB PLAN BELOW P0	Flad / RCH	100% CD’s	1/8/2016
AS-011	Slab Plan Floor 01	Flad / RCH	CB #1023	10/19/2016
AS-011-5	Slab Plan Level P3 & P4	Flad / RCH	CB #1013R1	8/24/2016
AS-012	Slab Plan Floor 02, P5 & P6	Flad / RCH	CB #1018.1	10/14/2016
AS-12-5	Slab Plan Level P7 & P8	Flad / RCH	CB #1013R1	8/24/2016
AS-13	Slab Plan Floor 03, P9 & P10	Flad / RCH	CB #1018.2R1	12/7/2016
AS-14	Slab Plan Floor 04	Flad / RCH	CB #1018.2R1	12/7/2016
AS-15	Slab Plan Floor 05	Flad / RCH	CB #1018.4	12/28/2016
AS-16	Slab Plan Floor 06	Flad / RCH	CB #1018.4	12/28/2016
AS-17	Slab Plan Floor 07	Flad / RCH	CB #1018.4	12/28/2016
AS-017.1	SLAB PLAN SECTOR 02 FLOOR 07 ROOF	Flad / RCH	CB #1018.3	1/8/2017
AS-017.2	SLAB PLAN SECTOR 04 FLOOR 07 ROOF	Flad / RCH	CB #1018	9/19/2016
AS-18	Slab Plan Floor 08	Flad / RCH	CB #1018.4	12/28/2016
AS-19	Slab Plan Floor 09	Flad / RCH	CB #1018.4	12/28/2016
AS-20	Slab Plan Floor 10	Flad / RCH	CB #1018.4	12/28/2016
AS-21	Slab Plan Floor 11	Flad / RCH	CB #1018.4	12/28/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
AS-22	Slab Plan Floor 12	Flad / RCH	CB #1018.4	12/28/2016
AS-23	Slab Plan Floor 13	Flad / RCH	CB #1043	4/10/2017
AS-024	SLAB PLAN MECHANICAL PENTHOUSE	Flad / RCH	100% CD’s	1/8/2016
AS-101	SLAB PLAN SECTOR 2 LOBBY	Flad / RCH	100% CD’s	1/8/2016
S-001-1	General Notes	Nishkian Menninger	CB #1018.1	10/14/2016
S1.1	PLAN AND ELEVATION OF SHORING WALL	Nishkian Menninger	CB #1	1/11/2016
S-001-2	General Notes	Nishkian Menninger	100% CD’s	1/8/2016
S-001-3	General Notes	Nishkian Menninger	100% CD’s	1/8/2016
S-001-4	Loading Diagrams	Nishkian Menninger	CB #1018.3	1/17/2017
S-002-1	Typical Concrete Details	Nishkian Menninger	100% CD’s	1/8/2016
S2.1	SECTIONS AND DETAILS OF SHORING WALL	Nishkian Menninger	CB #1	1/11/2016
S-002-2	Typical Concrete Details	Nishkian Menninger	100% CD’s	1/8/2016
S-002-3	Typical Concrete Details	Nishkian Menninger	CB #1004	4/19/2016
S-003-1	Typical CMU Details	Nishkian Menninger	100% CD’s	1/8/2016
S-004-1	Typical Post-Tensioned Concrete Details	Nishkian Menninger	100% CD’s	1/8/2016
S-004-2	Typical Post-Tensioned Concrete Details	Nishkian Menninger	CB #1018.1	10/14/2016
S-005-1	Typical Steel Details	Nishkian Menninger	CB #1004	4/19/2016
S-005-2	Typical Steel Details	Nishkian Menninger	CB #1004	4/19/2016
S-005-3	Sypical Steel Details	Nishkian Menninger	100% CD’s	1/8/2016
S-006-1	Typical Metal Deck Details	Nishkian Menninger	100% CD’s	1/8/2016
S-100	Composite Plan - Level P0	Nishkian Menninger	CB #1018.1	10/14/2016
S-100-1	Floor Plan - Level P0 Sector 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-100-2	Floor Plan - Level P0, Sector 2	Nishkian Menninger	CB #1012	6/24/2016
S-101-N	Composite Plan - Floor 01, Level P1 & P2	Nishkian Menninger	CB #1030	3/3/2017
S-101-N-1	FLOOR PLAN - FLOOR 01, LEVEL P1 & P2 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-101-N-2	FLOOR PLAN - FLOOR 01, LEVEL P1 & P2 SECTOR 2	Nishkian Menninger	CB #1032	3/17/2017
S-101-N-2-PT	FLOOR PLAN - FLOOR 01-LEVEL P1 & P2 SECTOR 2-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-101-N-3	FLOOR PLAN - Floor 01, Level P1 & P2, Sector 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-101-N-4	FLOOR PLAN - Floor 01, Level P1 & P2, Sector 4	Nishkian Menninger	CB #1012	6/24/2016
S-101-S	Composite Plan - Level P3 & P4	Nishkian Menninger	CB #1018.1	10/14/2016
S-101.S.1	FLOOR PLAN - LEVEL P3 & P4 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-101.S.1-PT	FLOOR PLAN - LEVEL P3 & P4 SECTOR 1-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-101.S.2	S-101.S.2 FLOOR PLAN - LEVEL P3 & P4 SECTOR 2	Nishkian Menninger	CB #1012	6/24/2016
S-101.S.2-PT	FLOOR PLAN - LEVEL P3 & P4 SECTOR 2-PT	Nishkian Menninger	CB #1012	6/24/2016
S-101.S.3	FLOOR PLAN - LEVEL P3 & P4 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-101.S.3-PT	FLOOR PLAN - LEVEL P3 & P4 SECTOR 3-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-102	Composite Plan - Floor 02, Level P5 & P6	Nishkian Menninger	CB #1018.4	12/28/2016
S-102.1	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-102.1-PT	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 1-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.2	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 2	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.2-PT	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 2-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.3	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.3-PT	FLOOR PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 3-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-102-5	Composite Plan - Level P7 & P8	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.6	FLOOR PLAN - LEVEL P7 & P8 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.6-PT	FLOOR PLAN - LEVEL P7 & P8 SECTOR 1-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.7	FLOOR PLAN - LEVEL P7 & P8 SECTOR 2	Nishkian Menninger	CB #1012	6/24/2016
S-102.7-PT	FLOOR PLAN - LEVEL P7 & P8 SECTOR 2-PT	Nishkian Menninger	CB #1012	6/24/2016
S-102.8	FLOOR PLAN - LEVEL P7 & P8 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-102.8-PT	FLOOR PLAN - LEVEL P7 & P8 SECTOR 3-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-103	Composite Plan - Floor 03, Level P9 & P10	Nishkian Menninger	CB #1018.4	12/28/2016
S-103.1	FLOOR PLAN -FLOOR 03, LEVEL P9 & P10 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-103.1-PT	FLOOR PLAN - FLOOR 03, LEVEL P9 & P10 SECTOR 1-PT	Nishkian Menninger	CB #1018.1	10/14/2016
S-103.2	FLOOR PLAN -FLOOR 03, LEVEL P9 & P10 SECTOR 2	Nishkian Menninger	CB #1018.2R1	12/7/2016
S-103.2-PT	FLOOR PLAN - FLOOR 03, LEVEL P9 & P10 SECTOR 2-PT	Nishkian Menninger	CB #1012	6/24/2016
S-103.3	FLOOR PLAN -FLOOR 03, LEVEL P9 & P10 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-103.3-PT	FLOOR PLAN - FLOOR 03, LEVEL P9 & P10 SECTOR 3-PT	Nishkian Menninger	CB #1018.1	10/14/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
S-103.4	FLOOR PLAN -FLOOR 03, LEVEL P9 & P10 SECTOR 4	Nishkian Menninger	CB #1012	6/24/2016
S-104	Composite Plan - Floor 04	Nishkian Menninger	CB #1018.4	12/28/2016
S-104.1	FLOOR PLAN - FLOOR 04 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-104.2	FLOOR PLAN - FLOOR 04 SECTOR 2	Nishkian Menninger	CB #1018.2R1	12/7/2016
S-104.3	FLOOR PLAN - FLOOR 04 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-104.4	FLOOR PLAN - FLOOR 04 SECTOR 4	Nishkian Menninger	CB #1018	9/19/2016
S-105	Composite Plan - Floor 05	Nishkian Menninger	CB #1018.4	12/28/2016
S-105.1	FLOOR PLAN - FLOOR 05 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-105.2	FLOOR PLAN - FLOOR 05 SECTOR 2	Nishkian Menninger	CB #1018.2R1	12/7/2016
S-105.3	FLOOR PLAN - FLOOR 05 SECTOR 3	Nishkian Menninger	CB #1018.1	10/14/2016
S-105.4	FLOOR PLAN - FLOOR 05 SECTOR 4	Nishkian Menninger	CB #1018	9/19/2016
S-106	Composite Plan - Floor 06	Nishkian Menninger	CB #1018.4	12/28/2016
S-106.1	FLOOR PLAN - FLOOR 06 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-106.2	FLOOR PLAN - FLOOR 06 SECTOR 2	Nishkian Menninger	CB #1018.2R1	12/7/2016
S-106.3	FLOOR PLAN - FLOOR 06 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-106.4	FLOOR PLAN - FLOOR 06 SECTOR 4	Nishkian Menninger	CB #1018	9/19/2016
S-107	Composite Plan - Floor 07	Nishkian Menninger	CB #1018.3	1/8/2017
S-107.1	FLOOR PLAN - FLOOR 07 SECTOR 1	Nishkian Menninger	CB #1018.4	12/28/2016
S-107.2	FLOOR PLAN - FLOOR 07 SECTOR 2	Nishkian Menninger	CB #1018.3	1/8/2017
S-107.3	FLOOR PLAN - FLOOR 07 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-107.4	FLOOR PLAN - FLOOR 07 SECTOR 4	Nishkian Menninger	CB #1018	9/19/2016
S-108	Composite Plan - Floor 08	Nishkian Menninger	CB #1035	2/8/2017
S-108.1	FLOOR PLAN - FLOOR 08 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-108.2	FLOOR PLAN - FLOOR 08 SECTOR 2	Nishkian Menninger	CB #1035	2/8/2017
S-108.3	FLOOR PLAN - FLOOR 08 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-108.4	FLOOR PLAN - FLOOR 08 SECTOR 4	Nishkian Menninger	CB #1018	9/19/2016
S-109	Composite Plan - Floor 09	Nishkian Menninger	CB #1018.4	12/28/2016
S-109.1	FLOOR PLAN - FLOOR 09 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-109.3	FLOOR PLAN - FLOOR 09 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-110	Composite Plan - Floor 10	Nishkian Menninger	CB #1018.4	12/28/2016
S-110.1	FLOOR PLAN - FLOOR 10 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-110.3	FLOOR PLAN - FLOOR 10 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-111	Composite Plan - Floor 11	Nishkian Menninger	CB #1018.4	12/28/2016
S-111.1	FLOOR PLAN - FLOOR 11 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-111.3	S-111.3 FLOOR PLAN - FLOOR 11 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-112	Composite Plan - Floor 12	Nishkian Menninger	CB #1018.4	12/28/2016
S-112.1	FLOOR PLAN - FLOOR 12 SECTOR 1	Nishkian Menninger	CB #1018.1	10/14/2016
S-112.3	FLOOR PLAN - FLOOR 12 SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-113	Composite Plan - Roof	Nishkian Menninger	CB #1043	4/11/2017
S-113.1	FLOOR PLAN - ROOF SECTOR 1	Nishkian Menninger	CB #1043	4/11/2017
S-113.3	FLOOR PLAN - ROOF SECTOR 3	Nishkian Menninger	CB #1018.4	12/28/2016
S-114	Composite Plan - Penthouse	Nishkian Menninger	CB #1018.4	12/28/2016
S-114.1	FLOOR PLAN - PENTHOUSE SECTOR 1	Nishkian Menninger	CB #1046	6/2/2017
S-114.3	FLOOR PLAN - PENTHOUSE SECTOR 3	Nishkian Menninger	CB #1046	6/2/2017
S-301-1	Building Sections	Nishkian Menninger	100% CD’s	1/8/2016
S-301-2	Building Sections	Nishkian Menninger	100% CD’s	1/8/2016
S-301-3	Building Sections	Nishkian Menninger	100% CD’s	1/8/2016
S-302-1	Shear Wall Elevations	Nishkian Menninger	100% CD’s	1/8/2016
S-302-2	Shear Wall Elevations	Nishkian Menninger	100% CD’s	1/8/2016
S-302-3	Shear Wall Elevations	Nishkian Menninger	100% CD’s	1/8/2016
S-302-4	Shear Wall Elevations	Nishkian Menninger	100% CD’s	1/8/2016
S-302-5	Shear Wall Elevations	Nishkian Menninger	100% CD’s	1/8/2016
S-302-6	Shear Wall Elevations	Nishkian Menninger	CB #1004	4/19/2016
S-303-1	Shearwall Details	Nishkian Menninger	100% CD’s	1/8/2016
S-303-2	Shearwall Details	Nishkian Menninger	CB #1004	4/19/2016
S-303-3	Shearwall Details	Nishkian Menninger	CB #1004	4/19/2016
S-303-4	Shearwall Details	Nishkian Menninger	CB #1004	4/19/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
S-303-5	Shearwall Details	Nishkian Menninger	CB #1012	6/24/2016
S-304-1	Moment Frame Elevations	Nishkian Menninger	CB #1004	4/19/2016
S-305-1	Moment Frame Details	Nishkian Menninger	100% CD’s	1/8/2016
S-401-1	Pile Foundation Details	Nishkian Menninger	CB #1012	6/24/2016
S-401-2	Pile Foundation Details	Nishkian Menninger	CB #1004	4/19/2016
S-402-1	Foundation Sections and Details	Nishkian Menninger	CB #1032	3/17/2017
S-402-2	Foundation Sections and Details	Nishkian Menninger	CB #1032	3/17/2017
S-402.3	Foundation Sections and Details	Nishkian Menninger	CB #1032	3/17/2017
S-403-1	Concrete Non-Frame Column Schedule and Details	Nishkian Menninger	CB #1018.1	10/14/2016
S-403-2	Concrete Non-Frame Column Details	Nishkian Menninger	CB #1012	6/24/2016
S-404-1	Basement Wall Schedule and Detials	Nishkian Menninger	100% CD’s	1/8/2016
S-501-1	Concrete Two-Way Slab Schedule & Details	Nishkian Menninger	CB #1018.2R1	12/7/2016
S-502-1	Concrete PT Slab Schedule & Details	Nishkian Menninger	100% CD’s	1/8/2016
S-503-1	Concrete Beam Schedule & Details	Nishkian Menninger	CB #1018.3	1/8/2017
S-504-1	Concrete PT Beam Schedule & Details	Nishkian Menninger	CB #1004	4/19/2016
S-504-2	Concrete PT Beam Schedule & Details	Nishkian Menninger	100% CD’s	1/8/2016
S-601-1	Concrete Sections and Details	Nishkian Menninger	CB #1004	4/19/2016
S-601-2	Concrete Sections and Details	Nishkian Menninger	CB #1018.3	1/8/2017
S-601-3	Concrete Sections and Details	Nishkian Menninger	CB #1018.3	1/8/2017
S-601-4	Concrete Sections and Details	Nishkian Menninger	CB #1018.1R	10/28/2016
S-601-5	Concrete Sections and Details	Nishkian Menninger	CB #1018.3	1/8/2017
S-701-1	Steel Sections & Details	Nishkian Menninger	CB #1018.4	12/28/2016
S-701-1A	Steel Sections & Details	Nishkian Menninger	CB #1018.4	12/28/2016
S-701-2	Steel Sections & Details	Nishkian Menninger	CB #1035	2/8/2017
S-701-3	Steel Sections and Details	Nishkian Menninger	CB #1018	9/19/2016
S-801.1	EMERGENCY GENERATOR ENCLOSURE DETAILS	Nishkian Menninger	CB #1030	3/3/2017
S-801.2	PG&E GAS METER ENCLOSURE	Nishkian Menninger	CB #1019	3/2/2017
TN-701	TELECOM STRUCTURED CABLING SINGLE LINE DIAGRAM	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-702	CONDUIT RISER DIAGRAM	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-703	EMERGENCY TELEPHONE ET SINGLE LINE DIAGRAM	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TN-704	EMERGENCY TELEPHONE CONDUIT RISERS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-901	FIRESTOPPING DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-902	INTERIOR FASTENING DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-903	DEVICE DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-904	RACK R2 DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-905	RACK R15 DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TN-906	TWO-HOUR FIRE-RESISTIIVE CONDUIT AND CABLE DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TY-701	Electronic Security Systems Single Line Diagram	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TY-702	ELECTRONIC SECURITY CONDUIT RISER DIAGRAM	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TY-901	Electronic Security System Details	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TY-902	ELECTRONIC SECURITY SYSTEMS IP CAMERA DETAILS	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-001	GENERAL NOTES, LEGEND, ABBREVIATIONS, PBOX & JBOX S	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-002	SYMBOL SCHEDULE	Smith, Fause and McDonald Inc.	CB #1025	2/15/2017
TNY-100	TELECOM & ESS DEVICE COMPOSITE PLAN - LEVEL P0	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-100.1	TELECOM & ESS DEVICE FLOOR PLAN - LEVEL P0 SECTOR 02	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-101	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 01, LEVE	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-101.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 01, LEVEL P1	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-101.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 01, LEVEL P1	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-101.3	TELECOM & ESS DEVICE FLOOR PLAN - 01, LEVEL P1 & P2 SE	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-101.4	TELECOM & ESS DEVICE FLOOR PLAN - 01, LEVEL P1 & P2 SE	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
TNY-101.5	TELECOM & ESS DEVICE COMPOSITE PLAN - LEVEL P3 & P4	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-101.7	TELECOM & ESS DEVICE FLOOR PLAN - LEVEL P3 & P4 SECT	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-101.8	TELECOM & ESS DEVICE FLOOR PLAN - LEVEL P3 & P4 SECT	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-101.U	TELECOM & ESS DEVICE UNDERGROUND PLAN	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-102	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 02, LEVE	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-102.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 02, LEVEL P5	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-102.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 02, LEVEL P5	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-102.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 02, LEVEL P5	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-102.5	TELECOM & ESS DEVICE COMPOSITE PLAN - LEVEL P7 & P8	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-102.7	TELECOM & ESS DEVICE FLOOR PLAN - LEVEL P7 & P8 SECT	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-102.8	TELECOM & ESS DEVICE FLOOR PLAN - LEVEL P7 & P8 SECT	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-103	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 03, LEVE	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-103.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 03, LEVEL P9	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-103.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 03, LEVEL P9	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-103.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 03, LEVEL P9	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-103.4	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 03, LEVEL P9	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-104	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 04	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-104.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 04 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-104.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 04 SECTOR 02	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-104.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 04 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-104.4	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 04 SECTOR 04	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-105	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 05	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-105.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 05 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-105.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 05 SECTOR 02	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-105.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 05 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-105.4	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 05 SECTOR 04	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-106	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 06	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-106.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 06 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-106.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 06 SECTOR 02	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-106.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 06 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-106.4	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 06 SECTOR 04	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-107	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 07	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-107.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 07 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
TNY-107.2	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 07 SECTOR 02	Smith, Fause and McDonald Inc.	CB #1045	5/15/2017
TNY-107.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 07 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-107.4	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 07 SECTOR 04	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-108	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 08	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-108.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 08-12 SECTO	R Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-108.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 08-12 SECTO	R Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-109	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 09	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-109.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 09 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-109.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 09 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-110	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 10	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-110.1	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 10 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-110.3	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 10 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-111	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 11	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-111.1	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 11 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-111.3	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 11 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-112	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 12	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-112.1	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 12 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-112.3	TELECOM & ESS DEVICE FLOOR PLAN - FLOOR 12 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-113	TELECOM & ESS DEVICE COMPOSITE PLAN - FLOOR 13	Smith, Fause and McDonald Inc.	100% CD’s	1/8/2016
TNY-113.1	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 13 SECTOR 01	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-113.3	TELECOM & ESS DEVICE FLOOR PLAN-FLOOR 13 SECTOR 03	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
TNY-401	MPOE & IT ROOMS ENLARGED PLANS	Smith, Fause and McDonald Inc.	CB #1025R1	2/27/2017
M-000	SYMBOLS, ABBREVIATIONS, GENERAL NOTES & DRAWING I	Marelich Mechanical	CB #1040	4/4/2017
M-001	EQUIPMENT SCHEDULES	Marelich Mechanical	CB #1040	4/4/2017
M-002	EQUIPMENT SCHEDULES	Marelich Mechanical	CB #1040	4/4/2017
M-003	EQUIPMENT SCHEDULES	Marelich Mechanical	CB #1040	4/4/2017
M-004	EQUIPMENT SCHEDULES	Marelich Mechanical	CB #1040	4/4/2017
M-005	EQUIPMENT SCHEDULES	Marelich Mechanical	CB #1040	4/4/2017
M-100	COMPOSITE PLAN - LEVEL 0 MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-100.2	FLOOR PLAN - LEVEL 0 SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101	COMPOSITE PLAN - FLOOR 01 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.1	FLOOR PLAN-FLOOR 01, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.2	FLOOR PLAN-FLOOR 01, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.3	FLOOR PLAN-FLOOR 01, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.4	FLOOR PLAN-FLOOR 01, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.5	COMPOSITE PLAN - LEVEL P3 & P4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-101.8	FLOOR PLAN - LEVEL P3 & P4 SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102	COMPOSITE PLAN - FLOOR 02 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102.1	FLOOR PLAN - FLOOR 02, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102.2	FLOOR PLAN - FLOOR 02, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102.3	FLOOR PLAN - FLOOR 02, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102.5	COMPOSITE PLAN - LEVEL P7-P8 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-102.8	SECTOR 3 - LEVEL P7-P8 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
M-103	COMPOSITE PLAN - FLOOR 03 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-103.1	FLOOR PLAN - FLOOR 03, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-103.2	FLOOR PLAN - FLOOR 03, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-103.3	FLOOR PLAN - FLOOR 03, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-103.4	FLOOR PLAN - FLOOR 03, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-104	COMPOSITE PLAN - FLOOR 04 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-104.1	FLOOR PLAN - FLOOR 04, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-104.2	FLOOR PLAN - FLOOR 04, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-104.3	FLOOR PLAN - FLOOR 04, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-104.4	FLOOR PLAN - FLOOR 04, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-105	COMPOSITE PLAN - FLOOR 05 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-105.1	FLOOR PLAN - FLOOR 05, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-105.2	FLOOR PLAN - FLOOR 05, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-105.3	FLOOR PLAN - FLOOR 05, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-105.4	FLOOR PLAN - FLOOR 05, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-106	COMPOSITE PLAN - FLOOR 06 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-106.1	FLOOR PLAN - FLOOR 06, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-106.2	FLOOR PLAN - FLOOR 06, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-106.3	FLOOR PLAN - FLOOR 06, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-106.4	FLOOR PLAN - FLOOR 06, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-107	COMPOSITE PLAN - FLOOR 07 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-107.1	FLOOR PLAN - FLOOR 07, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-107.2	FLOOR PLAN - FLOOR 07, SECTOR 2 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-107.3	FLOOR PLAN - FLOOR 07, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-107.4	FLOOR PLAN - FLOOR 07, SECTOR 4 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-108	COMPOSITE PLAN - FLOOR 08 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-108.1	FLOOR PLAN - FLOOR 08, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-108.3	FLOOR PLAN - FLOOR 08, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-109	COMPOSITE PLAN - FLOOR 09 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-109.1	FLOOR PLAN - FLOOR 09, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-109.3	FLOOR PLAN - FLOOR 09, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-110	COMPOSITE PLAN - FLOOR 10- MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-110.1	FLOOR PLAN-FLOOR 10, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-110.3	FLOOR PLAN-FLOOR 10, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-111	COMPOSITE PLAN - FLOOR 11 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-111.1	FLOOR PLAN-FLOOR 11, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-111.3	FLOOR PLAN-FLOOR 11, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-112	COMPOSITE PLAN - FLOOR 12-MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-112.1	FLOOR PLAN-FLOOR 12, SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-112.3	FLOOR PLAN-FLOOR 12, SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-113	COMPOSITE ROOF PLAN - SECTOR 1 & SECTOR 3 - MECHANI	Marelich Mechanical	CB #1040	4/4/2017
M-113.1	ROOF PLAN SECTOR 1 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-113.3	ROOF PLAN SECTOR 3 - MECHANICAL	Marelich Mechanical	CB #1040	4/4/2017
M-301	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-302	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-303	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-304	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-305	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-306	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-307	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-308	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-309	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-310	MECHANICAL CORES - ENLARGED PLANS	Marelich Mechanical	CB #1040	4/4/2017
M-311	MECHANICAL ROOM - ENLARGED PLAN - SECTOR 01	Marelich Mechanical	CB #1040	4/4/2017
M-312	MECHANICAL ROOM - ENLARGED PLAN - SECTOR 3	Marelich Mechanical	CB #1040	4/4/2017
M-401	SECTIONS	Marelich Mechanical	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
M-401.1	Sections	Marelich Mechanical	CB #1040	4/4/2017
M-401.2	SECTIONS	Marelich Mechanical	CB #1040	4/4/2017
M-402	SECTIONS	Marelich Mechanical	CB #1040	4/4/2017
M-501	CHILLED WATER & CONDENSER WATER PIPING DIAGRAMS -	Marelich Mechanical	100% CD’s	1/8/2016
M-501.1	CHILLED WATER PIPING DIAGRAM - SECTOR 1 AND SECTOR	Marelich Mechanical	CB #1040	4/4/2017
M-501.2	CONDENSOR WATER PIPING DIAGRAM - SECTOR 1 AND SEC	Marelich Mechanical	CB #1040	4/4/2017
M-502	CLOSED-CIRCUIT CONDENSER WATER PIPING DIAGRAM - SE	Marelich Mechanical	CB #1040	4/4/2017
M-503	HEATING HOT WATER PIPING DIAGRAM - SECTOR 1 & SECT	Marelich Mechanical	CB #1040	4/4/2017
M-504	HEATING HOT WATER PIPING RISER DIAGRAM - SECTOR 1 &	Marelich Mechanical	CB #1040	4/4/2017
M-505	CHILLED WATER & CONDENSER WATER PIPING DIAGRAMS -	Marelich Mechanical	100% CD’s	1/8/2016
M-505.1	CHILLED WATER PIPING DIAGRAM - SECTOR 3 AND SECTOR	Marelich Mechanical	CB #1040	4/4/2017
M-505.2	CONDENSOR WATER PIPING DIAGRAM - SECTOR 3 AND SEC	Marelich Mechanical	CB #1040	4/4/2017
M-506	CLOSED-CIRCUIT CONDENSER WATER PIPING DIAGRAM - SE	Marelich Mechanical	CB #1040	4/4/2017
M-507	HEATING HOT WATER PIPING DIAGRAM - SECTOR 3 & SECT	Marelich Mechanical	CB #1040	4/4/2017
M-508	HEATING HOT WATER PIPING RISER DIAGRAM - SECTOR 3 &	Marelich Mechanical	CB #1040	4/4/2017
M-701	STAIR PRESSURIZATION DIAGRAMS	Marelich Mechanical	CB #1040	4/4/2017
M-702	STAIR PRESSURIZATION DIAGRAMS	Marelich Mechanical	CB #1040	4/4/2017
M-703	SMOKE EXHAUST AIR FLOW DIAGRAMS	Marelich Mechanical	CB #1040	4/4/2017
M-704	LIFE SAFETY SMOKE CONTROL MATRIX	Marelich Mechanical	CB #1040	4/4/2017
M-801	LAB EXHAUST FAN STACK SUPPORT DETAILS - SECTOR 1	Marelich Mechanical	CB #1029	6/30/2017
E-0.1	LEGEND AND NOTES	Morrow Meadows and VHK	CB #1040	4/4/2017
E-0.2	SCHEDULES	Morrow Meadows and VHK	CB #1040	4/4/2017
E-0.3	PANEL SCHEDULES	Morrow Meadows and VHK	CB #1041	4/4/2017
E-0.4	PANEL SCHEDULES	Morrow Meadows and VHK	CB #1042	4/4/2017
E-1.0	SITE LIGHTING PLAN	Morrow Meadows and VHK	100% CD’s	1/8/2016
E-1.1	LEVEL 1- PARKING FOOT CANDLE PLOT	Morrow Meadows and VHK	CB #1042	4/4/2017
E-2.0	UNDERGROUND RACEWAYS PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.0	LEVEL PO LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.1	LEVEL 1 LIGHITNG AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.1P	LEVEL P3 & P4 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.2	LEVEL 2 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.2P	LEVEL P7 & P8 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.3	LEVEL 3 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.4	LEVEL 4 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.5	LEVEL 5 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.6	LEVEL 6 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.7	ROOF TERRACES LIGHTING PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.8	LEVEL 8 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.9	LEVEL 9 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.10	LEVEL 10 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.11	LEVEL 11 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.12	LEVEL 12 LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-3.13	ROOF LIGHTING AND POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-4.1	DETAILS - PRIMARY SWITCHGEAR & SUBSTATIONS	Morrow Meadows and VHK	CB #1042	4/4/2017
E-4.2	DETAILS - LEVEL 1 LIGHTING & POWER PLAN	Morrow Meadows and VHK	CB #1042	4/4/2017
E-4.3	DETAILS - CORE LAYOUTS SECTORS 1, 2, 3, 4	Morrow Meadows and VHK	CB #1042	4/4/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
E4.4	DETAILS - ROOF PLAN SECTOR 1	Morrow Meadows and VHK	CB #1042	4/4/2017
E4.5	DETAILS - ROOF PLAN SECTOR 3	Morrow Meadows and VHK	100% CD’s	1/8/2016
E4.5A	DETAILS - ROOF PLAN SECTOR 3 LIGHTING PLAN	Morrow Meadows and VHK	CB #1040	4/4/2017
E4.5B	DETAILS - ROOF PLAN SECTOR 3 POWER PLANT	Morrow Meadows and VHK	CB #1040	4/4/2017
E-4.6	DETAILS - STAIRS 1 - 6 LIGHTING PLAN	Morrow Meadows and VHK	CB #1040	4/4/2017
E4.7	DETAILS - 7TH FLOOR CORE PLAN	Morrow Meadows and VHK	CB #1040	4/4/2017
E-4.8	DETAILS - TYPICAL CORE LAYOUT	Morrow Meadows and VHK	CB #1040	4/4/2017
E-4.9	DETAILS - GENERATOR AND ELECTRICAL ROOMS	Morrow Meadows and VHK	CB #1040	4/4/2017
E-4.10	DETAILS - TYPICAL FORE LAYOUT	Morrow Meadows and VHK	CB #1040	4/4/2017
E-5.1	NORMAL POWER ONE LINE DIAGRAM	Morrow Meadows and VHK	100% CD’s	1/8/2016
E-5.2	EMERGENCY POWER ONE LINE DIAGRAM	Morrow Meadows and VHK	100% CD’s	1/8/2016
E-5.3	TELECOMMUNICATION RISER DIAGRAM	Morrow Meadows and VHK	100% CD’s	1/8/2016
E-5.4	GROUND RISER DIAGRAM	Morrow Meadows and VHK	100% CD’s	1/8/2016
P-001	PLUMBING LEGEND, SCHEDULES AND NOTES	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-100.2	PLUMBING PLAN - LEVEL P0 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101	PLUMBING COMPOSITE PLAN - FLOOR 01, LEVEL PI & P2	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.1	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.2	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.3	PLUMBING PLAN - FLOOR 01, LEVEL PI &P2 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.4	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.5	P-101.5 PLUMBING FLOOR PLAN - LEVEL P3 & P4	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.7	PLUMBING PLAN - LEVEL P3 & P4 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101.8	PLUMBING PLAN - LEVEL P3 & P4 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101U	PLUMBING COMPOSITE PLAN - FLOOR 01, LEVEL PI & P2 UN	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101U.1	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 01 UND	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101U.2	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 02 UND	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101U.3	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 03 UND	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-101U.4	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 04 UND	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102	P-102 PLUMBING FLOOR PLAN - LEVEL 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.1	PLUMBING PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.2	PLUMBING PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.3	PLUMBING PLAN - FLOOR 02, LEVEL P5 & P6 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.5	P-102.5 PLUMBING FLOOR PLAN - LEVEL P7 & PB	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.7	PLUMBING PLAN - LEVEL P7 & P8 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-102.8	PLUMBING PLAN - LEVEL P7 & P8 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-103	P-103 PLUMBING FLOOR PLAN - LEVEL 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-103.1	PLUMBING PLAN - FLOOR 03, LEVEL P9&P10 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-103.2	PLUMBING PLAN - FLOOR 03, LEVEL P9&P10 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-103.3	PLUMBING PLAN - FLOOR 01, LEVEL PI & P2 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-103.4	PLUMBING PLAN - FLOOR 03, LEVEL P9 & P10 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-104	P-104 PLUMBING FLOOR PLAN - LEVEL 04	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-104.1	PLUMBING PLAN - FLOOR 04 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-104.2	PLUMBING PLAN - FLOOR 04 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-104.3	PLUMBING PLAN - FLOOR 04 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-104.4	PLUMBING PLAN - FLOOR 04 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-105	P-105 PLUMBING FLOOR PLAN - LEVEL 05	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-105.1	PLUMBING PLAN - FLOOR 05 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-105.2	PLUMBING PLAN - FLOOR 05 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-105.3	PLUMBING PLAN - FLOOR 05 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-105.4	PLUMBING PLAN - FLOOR 05 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-106	P-106 PLUMBING FLOOR PLAN - LEVEL 06	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-106.1	PLUMBING PLAN - FLOOR 06 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
P-106.2	PLUMBING PLAN - FLOOR 06 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-106.3	PLUMBING PLAN - FLOOR 06 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-106.4	PLUMBING PLAN - FLOOR 06 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1020	12/9/2016
P-107	P-107 PLUMBING FLOOR PLAN - LEVEL 07	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-107.1	PLUMBING PLAN - FLOOR 07 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-107.2	PLUMBING PLAN - FLOOR 07 SECTOR 02	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-107.3	PLUMBING PLAN - FLOOR 07 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-107.4	PLUMBING PLAN - FLOOR 07 SECTOR 04	Pribuss Engineering and PDC, Inc.	CB #1020	12/9/2016
P-108	P-108 PLUMBING FLOOR PLAN - LEVEL 08	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-108.1	PLUMBING PLAN - FLOOR 08 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-108.3	PLUMBING PLAN - FLOOR 08 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-109	P-109 PLUMBING FLOOR PLAN - LEVEL 09	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-109.1	PLUMBING PLAN - FLOOR 09 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-109.3	PLUMBING PLAN - FLOOR 09 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-110	P-110 PLUMBING FLOOR PLAN- LEVEL 10	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-110.1	PLUMBING PLAN - FLOOR 10 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-110.3	PLUMBING PLAN - FLOOR 10 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-111	P-111 PLUMBING FLOOR PLAN - LEVEL 11	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-111.1	PLUMBING PLAN - FLOOR 11 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-111.3	PLUMBING PLAN - FLOOR 11 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-112	P-112 PLUMBING FLOOR PLAN- LEVEL 12	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-112.1	PLUMBING PLAN - FLOOR 12 SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-112.3	PLUMBING PLAN - FLOOR 12 SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-113	P-113 PLUMBING FLOOR PLAN - LEVEL ROOF	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-113.1	PLUMBING ROOF PLAN - SECTOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-113.3	PLUMBING ROOFPLAN - SECTOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-301	PLUMBING DETAILS	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-411	PLUMBING CORE 1 - ENLARGED PLANS FLOOR 01	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-412	PLUMBING CORE 1 AND 2 - ENLARGED PLANS FLOOR 01 AN	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-413	PLUMBING CORE 1 - 4 ENLARGED PLANS FLOOR 03	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-414	PLUMBING CORE 1 & 3 ENLARGED PLANS FLOOR 04 AND PL	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-415	PLUMBING CORE 1 & 3, ENLARGED PLANS FLOORS 05 - 12	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-501	PLUMBING RISER DIAGRAMS - WASTE & VENT SECTORS 01,	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-502	PLUMBING RISER DIAGRAMS - WASTE & VENT SECTORS 03,	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-503	PLUMBING RISER DIAGRAMS - HOT & COLD WATER SECTOR	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-504	PLUMBING RISER DIAGRAMS-HOT AND COLD WATER SECTO	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-505	PLUMBING RISER DIAGRAMS - RECLAIMED WATER SECTORS	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-506	PLUMBING RISER DIAGRAMS - RECLAIMED WATER SECTORS	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
P-507	NATURAL GAS RISER DIAGRAMS	Pribuss Engineering and PDC, Inc.	CB #1040	4/4/2017
Rendering 1	Elevator Finishes		CB #1031	3/29/2017
Rendering 2	Rendering 2		CB #1031	3/29/2017
SK. 109A-R1	Elevator Plans		CB #1031	3/29/2017
SK.109BR1	Elevator Interior Elevations		CB #1031	3/29/2017
BAS-101	CONTROLS DIAGRAMS	Taylor Engineering	CB #1024	2/20/2017
BAS-102	CONTROLS DIAGRAMS	Taylor Engineering	CB #1024	2/20/2017
BAS-103	CONTROL DIAGRAMS	Taylor Engineering	CB #1024	2/20/2017
00 0101	Title Page	Flad / RCH	CB #1049	8/4/2017
00 0110	Table of Contents	Flad / RCH	CB #1049	8/4/2017
00 0120	Project Directory	Flad / RCH	100% CD’s	1/8/2016
01 1000	Summary of Work	Flad / RCH	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
01 2300	Alternates	Flad / RCH	100% CD’s	1/8/2016
01 2500	Substitution Procedures	Flad / RCH	100% CD’s	1/8/2016
01 2600	Contract Modification Procedure	Flad / RCH	100% CD’s	1/8/2016
01 2613	Requests for Interpretation	Flad / RCH	100% CD’s	1/8/2016
01 2900	Payment Procedures	Flad / RCH	100% CD’s	1/8/2016
01 3100	Project Management and Coordination	Flad / RCH	100% CD’s	1/8/2016
01 3233	Photographic Documentation	Flad / RCH	100% CD’s	1/8/2016
01 3300	Submittal Procedures	Flad / RCH	100% CD’s	1/8/2016
01 3325	Delegated Design	Flad / RCH	100% CD’s	1/8/2016
01 3560	Sustainable Design Requirements	Flad / RCH	100% CD’s	1/8/2016
01 3561	WELL Building Design Requirements	Flad / RCH	100% CD’s	1/8/2016
01 4000	Quality Requirements	Flad / RCH	100% CD’s	1/8/2016
01 4100	Regulatory Requirements	Flad / RCH	100% CD’s	1/8/2016
01 4200	References	Flad / RCH	100% CD’s	1/8/2016
01 4339	Mockups	Flad / RCH	100% CD’s	1/8/2016
01 4510	Façade Mockup Testing and Quality Assurance	Flad / RCH	CB # 1009	4/29/2016
01 4520	Concrete Moisture Testing	Flad / RCH	100% CD’s	1/8/2016
01 4529	Testing Laboratory Services	Flad / RCH	100% CD’s	1/8/2016
01 5000	Temporary Facilities and Controls	Flad / RCH	100% CD’s	1/8/2016
01 6000	Product Requirements	Flad / RCH	100% CD’s	1/8/2016
01 7123	Field Engineering	Flad / RCH	100% CD’s	1/8/2016
01 7300	Execution	Flad / RCH	100% CD’s	1/8/2016
01 7329	Cutting and Patching	Flad / RCH	100% CD’s	1/8/2016
01 7419	Construction Waste Management and Disposal	Flad / RCH	100% CD’s	1/8/2016
01 7423	Final Cleaning	Flad / RCH	100% CD’s	1/8/2016
01 7700	Closeout Procedures	Flad / RCH	100% CD’s	1/8/2016
01 7836	Warranties	Flad / RCH	100% CD’s	1/8/2016
01 7839	Project Record Documents	Flad / RCH	100% CD’s	1/8/2016
01 9100	General Commissioning Requirements	Flad / RCH	100% CD’s	1/8/2016
03 1000	Concrete Formwork	Flad / RCH	100% CD’s	1/8/2016
03 2000	Concrete Reinforcement	Flad / RCH	100% CD’s	1/8/2016
03 3000	Cast-In-Place Concrete	Flad / RCH	100% CD’s	1/8/2016
03 3001	Cast-In-Place Concrete - Civil	Flad / RCH	100% CD’s	1/8/2016
03 3300	Architectural Concrete	Flad / RCH	100% CD’s	1/8/2016
03 3450	Concrete Finishing	Flad / RCH	100% CD’s	1/8/2016
03 3650	Concrete Post-Tensioning	Flad / RCH	100% CD’s	1/8/2016
03 3713	Shotcrete	Flad / RCH	100% CD’s	1/8/2016
03 4500	Precast Architectural Concrete	Flad / RCH	100% CD’s	1/8/2016
03 4513	Faced Architectural Precast Concrete	Flad / RCH	100% CD’s	1/8/2016
03 4830	Precast Concrete Parking Bumpers	Flad / RCH	100% CD’s	1/8/2016
03 4900	Glass-Fiber Reinforced Concrete	Flad / RCH	100% CD’s	1/8/2016
03 5415	Portland Cement Underlayment	Flad / RCH	100% CD’s	1/8/2016
03 5600	Concrete Fill for Metal Pan Stairs	Flad / RCH	100% CD’s	1/8/2016
04 2000	Concrete Unit Masonry	Flad / RCH	100% CD’s	1/8/2016
04 2113	Anchored Brick Veneer	Flad / RCH	100% CD’s	1/8/2016
05 1200	Structural Steel	Flad / RCH	100% CD’s	1/8/2016
05 3000	Metal Decking	Flad / RCH	100% CD’s	1/8/2016
05 4100	Structural Metal Stud Framing	Flad / RCH	100% CD’s	1/8/2016
05 5000	Metal Fabrications	Flad / RCH	100% CD’s	1/8/2016
05 5100	Metal Stairs	Flad / RCH	100% CD’s	1/8/2016
05 5220	Vehicle Guardrail Strand	Flad / RCH	100% CD’s	1/8/2016
05 7000	Decorative Metal	Flad / RCH	CB # 1022	5/18/2017
06 1053	Miscellaneous Rough Carpentry	Flad / RCH	CB # 1019	3/2/2017
06 1643	Gypsum Sheathing	Flad / RCH	100% CD’s	1/8/2016
06 2013	Exterior Finish Carpentry	Flad / RCH	100% CD’s	1/8/2016
06 4100	Architectural Wood Casework	Flad / RCH	CB #1022	5/18/2017
06 4200	Wood Paneling	Flad / RCH	CB #1022	5/18/2017

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
06 6420	Reinforced Plastic Wall Paneling	Flad / RCH	100% CD’s	1/8/2016
07 1355	Below-Grade Waterproofing	Flad / RCH	100% CD’s	1/8/2016
07 1416	Cold Fluid Applied Waterproofing	Flad / RCH	100% CD’s	1/8/2016
07 1418	Fluid-Applied Tank Waterproofing	Flad / RCH	100% CD’s	1/8/2016
07 1616	Crystalline Waterproofing	Flad / RCH	100% CD’s	1/8/2016
07 1821	Waterproof Floor Coating	Flad / RCH	100% CD’s	1/8/2016
07 1916	Silone Water Repellent	Flad / RCH	100% CD’s	1/8/2016
07 2020	Light Weight Insulating Concrete Roof Insulation	Flad / RCH	100% CD’s	1/8/2016
07 2100	Thermal Board and Blanket Insulation	Flad / RCH	100% CD’s	1/8/2016
07 2616	Below-Grade Vapor Retarder	Flad / RCH	100% CD’s	1/8/2016
07 2623.19	Fluid Applied Gas Barrier	Flad / RCH	100% CD’s	1/8/2016
07 2726	~~Fluid Applied~~ Self-Adhered Membrane Air Barriers	Flad / RCH	CB #1039	3/14/2017
07 4213	Metal Wall Panels	Flad / RCH	100% CD’s	1/8/2016
07 5200	Modified Bituminous Membrane Roofing	Flad / RCH	100% CD’s	1/8/2016
07 6113	Sheet Metal Roofing	Flad / RCH	100% CD’s	1/8/2016
07 6200	Sheet Metal Flashing and Trim	Flad / RCH	100% CD’s	1/8/2016
07 6500	Flexible Flashing and Underlayment	Flad / RCH	100% CD’s	1/8/2016
07 7618	Pedestal Roof Pavers	Flad / RCH	CB #1049	8/4/2017
07 8116	Cementitious Fireproofing	Flad / RCH	100% CD’s	1/8/2016
07 8400	Firestopping	Flad / RCH	100% CD’s	1/8/2016
07 9200	Joint Sealants	Flad / RCH	100% CD’s	1/8/2016
07 9513	Expansion Joint Cover Assemblies	Flad / RCH	100% CD’s	1/8/2016
08 1113	Hollow Metal Doors and Frames	Flad / RCH	100% CD’s	1/8/2016
08 1400	Wood Doors	Flad / RCH	100% CD’s	1/8/2016
08 1713	Integrated Door Opening Assemblies	Flad / RCH	100% CD’s	1/8/2016
08 3100	Access Doors and Panels	Flad / RCH	100% CD’s	1/8/2016
08 3323	Overhead Coiling Doors	Flad / RCH	100% CD’s	1/8/2016
08 3326	Overhead Coiling Grilles	Flad / RCH	100% CD’s	1/8/2016
08 3473	Sound Control Opening Assemblies	Flad / RCH	100% CD’s	1/8/2016
08 4213	Aluminum Framed Entrances	Flad / RCH	100% CD’s	1/8/2016
08 4226	All-Glass Entrances	Flad / RCH	100% CD’s	1/8/2016
08 4233	Revolving Doors	Flad / RCH	100% CD’s	1/8/2016
008 4330	Interior Storefront and All Glass Entrances	Flad / RCH	CB #1022	5/18/2017
08 4313	Aluminum Framed Storefronts	Flad / RCH	100% CD’s	1/8/2016
08 4413	Glazed Aluminum Curtain Walls	Flad / RCH	100% CD’s	1/8/2016
08 7100	Door Hardware	Flad / RCH	CB # 1044	5/4/2017
08 7113	Automatic Door Operators	Flad / RCH	100% CD’s	1/8/2016
08 8000	Glazing	Flad / RCH	100% CD’s	1/8/2016
08 9110	Metal Wall Louvers	Flad / RCH	100% CD’s	1/8/2016
09 2116	Gypsum Board Shaft-Wall Assemblies	Flad / RCH	100% CD’s	1/8/2016
09 2216	Non-Structural Metal Framing	Flad / RCH	100% CD’s	1/8/2016
09 2400	Portland Cement Plastering	Flad / RCH	100% CD’s	1/8/2016
09 2900	Gypsum Board	Flad / RCH	CB #1022	5/18/2017
09 3000	Tiling	Flad / RCH	CB #1049	8/4/2017
09 6120	Concrete Floor Sealer	Flad / RCH	100% CD’s	1/8/2016
09 6428	Prefinished Wood Strip Flooring	Flad / RCH	100% CD’s	1/8/2016
09 7513	Stone Wall Facing	Flad / RCH	100% CD’s	1/8/2016
09 8200	Acoustic Insulation and Sealants	Flad / RCH	100% CD’s	1/8/2016
09 9000	Painting and Coating	Flad / RCH	CB # 1044	4/13/2017
09 9125	Pavement Markings in Garage	Flad / RCH	100% CD’s	1/8/2016
09 9623	Graffiti-Resistant Coating	Flad / RCH	100% CD’s	1/8/2016
10 1400	Signage	Flad / RCH	CB #1022	5/18/2017
10 2113	Metal Toilet Compartments	Flad / RCH	CB #1038R	4/13/2017
10 2612	Wall and Corner Guards	Flad / RCH	100% CD’s	1/8/2016
10 2813	Toilet Accessories	Flad / RCH	CB #1038R	4/13/2017
10 4400	Fire Protection Specialties	Flad / RCH	100% CD’s	1/8/2016
10 5113	Metal Lockers	Flad / RCH	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
10 5123	Plastic-Laminate-Clad Lockers	Flad / RCH	CB # 1038 R	4/13/2017
10 8214	Mechanical Equipment Screens	Flad / RCH	CB #1030	3/3/2017
11 1140	Electric Charging Stations	Flad / RCH	100% CD’s	1/8/2016
11 1200	Parking Control Equipment	Flad / RCH	100% CD’s	1/8/2016
11 1300	Loading Dock Equipment	Flad / RCH	100% CD’s	1/8/2016
11 1630	Lock Boxes	Flad / RCH	100% CD’s	1/8/2016
11 2423	Maintenance System	Flad / RCH	100% CD’s	1/8/2016
11 8226	Waste Compactor	Flad / RCH	100% CD’s	1/8/2016
12 3623	Plastic Laminate Countertops	Flad / RCH	CB #1038R	4/13/2017
12 3640	Stone Countertops	Flad / RCH	100% CD’s	1/8/2016
12 4813	Entrance Floor Mats and Frames	Flad / RCH	100% CD’s	1/8/2016
12 9300	Site Furniture	Flad / RCH	100% CD’s	1/8/2016
12 9313	Bicycle Racks and Lockers	Flad / RCH	100% CD’s	1/8/2016
14 2100	Electric Traction Elevators	Flad / RCH	100% CD’s	1/8/2016
21 0000	Water Based Fire Suppression	Taylor Engineering	100% CD’s	1/8/2016
22 0000	Plumbing	PDC	100% CD’s	1/8/2016
23 0000	Heating Ventilating & Air Conditioning	Taylor Engineering	100% CD’s	1/8/2016
25 0000	Building Automation Systems	Taylor Engineering	CB #1037	2/27/2017
26 0010	Basic Electrical Requirements	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0060	Power system Study	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0500	Joint Trench and Appurtenances	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0513	Medium-Voltage Cables	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0519	Building Wire and Cable	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0526	Grounding and Bonding	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0529	Electrical Hangers and Supports	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0531	Conduit	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0533	Boxes	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0553	Electrical Identification	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 0943	Network Addressable Lighting Control	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 1116	Secondary Unit Substations	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 1313	Medium-Voltage Primary Switchgear	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2213	Dry Type Transformers	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2413	Switchboards	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2416	Panelboards	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2500	Busway	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2726	Wiring Devices	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2733	Electrical Power Sub-Metering	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2816	Overcurrent Protective Devices	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2819	Disconnect Switches	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 2900	Motor Controls	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 3213	Packaged Engine Generator System	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 3623	Transfer Switches	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 5100	Building Lighting	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 6113	Fire Alarm System	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 6226	Area of Refuge Communication System	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
26 6316	Distributed Antenna System (DAS)	Morrow Meadows and VHK, Inc.	100% CD’s	1/8/2016
27 0500	Common Work Results for Communications	Flad / RCH	100% CD’s	1/8/2016
27 0526	Grounding and Bonding for Communications Systems	Flad / RCH	100% CD’s	1/8/2016
27 0529	Hangers and Supports for Communications	Flad / RCH	100% CD’s	1/8/2016
27 0533	Conduits and Backboxes for Communications	Flad / RCH	100% CD’s	1/8/2016
27 0536	Cable Trays for Communications Systems	Flad / RCH	100% CD’s	1/8/2016
27 0543	Underground Ducts and Raceways for Communications Syst	Flad / RCH	100% CD’s	1/8/2016
27 0548	Noise and Vibration for Communications Systems	Flad / RCH	100% CD’s	1/8/2016
27 0553	Identification for Communications Systems	Flad / RCH	100% CD’s	1/8/2016
27 1000	Structured Cabling Basic Materials & Methods	Flad / RCH	100% CD’s	1/8/2016
27 1116	Communications Cabinets Racks Frames and Enclosures	Flad / RCH	100% CD’s	1/8/2016
27 1119	Communications Termination Blocks and Patch Panels	Flad / RCH	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

Doc Number	Doc Name	Doc Author	Current Doc Update	Current Doc Date
27 1123	Communications Cable Management	Flad / RCH	100% CD’s	1/8/2016
27 1300	Communications Indoor Cabling	Flad / RCH	100% CD’s	1/8/2016
27 1500	Communications Horizontal Cabling	Flad / RCH	100% CD’s	1/8/2016
27 3226	Ring-Down Emergency Telephones	Flad / RCH	100% CD’s	1/8/2016
28 0500	Common Work Results for Electronic Safety and Security	Flad / RCH	100% CD’s	1/8/2016
28 0513	Conductors and Cables for Electronic Safety and Security	Flad / RCH	100% CD’s	1/8/2016
28 0526	Grounding and Bonding for Electronic Safety and Security	Flad / RCH	100% CD’s	1/8/2016
28 0528	Pathways for Electronic Safety and Security	Flad / RCH	100% CD’s	1/8/2016
28 1300	Access Control	Flad / RCH	100% CD’s	1/8/2016
28 2300	Video Surveillance	Flad / RCH	100% CD’s	1/8/2016
31 2000	Earth Moving	BKF	100% CD’s	1/8/2016
31 2317	Trenching	BKF	100% CD’s	1/8/2016
31 6216	Driven Steel Piling	Flad / RCH	100% CD’s	1/8/2016
32 1316	Landscape Concrete	Merrill-Morris	100% CD’s	1/8/2016
32 1400	Unit Pavers	Merrill-Morris	100% CD’s	1/8/2016
32 1613	Concrete Curbs and Gutters	BKF	100% CD’s	1/8/2016
32 3113	Chain Link Fences and Gates	Flad / RCH	100% CD’s	1/8/2016
32 4000	Site Carpentry	Merrill-Morris	100% CD’s	1/8/2016
32 8400	Irrigation	Merrill-Morris	100% CD’s	1/8/2016
32 9000	Planting	Merrill-Morris	100% CD’s	1/8/2016
33 0516	Utility Structures	BKF	100% CD’s	1/8/2016
33 1000	Water Utilities	BKF	100% CD’s	1/8/2016
33 3000	Sanitary Sewerage Utilities	BKF	100% CD’s	1/8/2016
33 4000	Storm Drainage Utilities	BKF	100% CD’s	1/8/2016
33 4600	Landscape Drainage	BKF	100% CD’s	1/8/2016
33 5100	Natural Gas Distribution	BKF	100% CD’s	1/8/2016
	Preliminary Geotechnical Investigation	Langan Treadwell Rollo	100% CD’s	1/8/2016
	Stone Column Summary Letter	Langan Treadwell Rollo	100% CD’s	1/8/2016
	Ground Improvement Plans	Langan Treadwell Rollo	100% CD’s	1/8/2016
	Electrical Basis of Design	Flad Architects	CB #1037	2/27/2017
	MECHANICAL BASIS OF DESIGN	Flad Architects	CB #1037	2/27/2017
	M5.1 HCW AND CW PIPING	Flad Architects	100% CD’s	1/8/2016
	HVAC Equipment Coordination Table	Flad Architects	CB #1037	2/27/2017
	LEED Project Checklist	LEED	100% CD’s	1/8/2016
	WELL Action List	Flad Architects	100% CD’s	1/8/2016
	Acoustic and Vibration Basis of Design Report May 13, 2015	Papadimos	100% CD’s	1/8/2016
	Exterior Noise Study Summary Report May 13, 2015	Papadimos	100% CD’s	1/8/2016
	Site Vibration Study Summary Report July 31, 2015	Papadimos	100% CD’s	1/8/2016
	Commissioning Process Timeline (Fundamental + Enhanced)	EBS	100% CD’s	1/8/2016
	Enhanced Commissioning Deliverables	EBS	100% CD’s	1/8/2016
	NOT USED	—	100% CD’s	1/8/2016
	Exterior Building Maintenance - Schematic Design Façade A	SRS	100% CD’s	1/8/2016
	Wind Engineering - Wind Report	CPP	100% CD’s	1/8/2016
	Energy Modeling	Ambient Energy	100% CD’s	1/8/2016
	Glass Types	Flad / RCH	100% CD’s	1/8/2016
	Plumbing Basis of Design	Taylor Engineering	100% CD’s	1/8/2016

SCHEDULE 1 TO

EXHIBIT B

SCHEDULE 2 TO EXHIBIT B

BASE BUILDING DEFINITION

SITEWORK
1	Landscaping and Hardscape (Paving)	Complete landscape and hardscape development is provided as a part of the Base Building development, as indicated on Base Building Plans.

2	Fixed Site Furniture	Fixed site furniture including fixed benches, waste receptacles, etc. are provided as indicated on the Base Building Plans.

3	Exterior Bicycle Racks	Bicycle racks as required by Code.

4	Secure Bicycle Parking	A secured bicycle parking area within the Parking Facilities, providing for storage of a total of at least 200 bicycles.

5	Tenant Parking	A total of 667 available parking spaces for the Project are provided in the Parking Facilities.

6	Parking Controls	The Project was designed primarily for use in a managed parking scenario. The Project does provide pathways for card readers, and card reader pedestal. Automatic barrier gates are provided as part of the Base Building.

7	Electric Car Charging Stations	Ten (10) dual head electric vehicle charging stations in the Parking Facilities, for general tenant use.

8	Emergency Generator (site)	One (1) life safety 2MW emergency generator, The following pathways have been provided from each primary electrical room to each generator location: (4) 4” conduit and (2) 1” conduits. Space for the automatic transfer switches has been provided.

9	Exterior Utility Yard	Limited area is available for exterior utility services other than those specifically mentioned in this Base Building Definition. Space is dedicated at the roof mechanical areas for some additional utility services.

10	Loading Docks	North Complex includes a two-bay loading dock with dock lifts. South Complex includes a single-bay loading dock and a dock lift. Refer to the Base Building Plans for configuration of associated staging areas.

SCHEDULE 2 TO

EXHIBIT B

11	Trash Enclosure	Stationary compactors will be provided to serve the North Complex and the South Complex.
BUILDING STRUCTURE
1	Foundation System	Deep foundation system consisting of steel-reinforced concrete auger-cast piles, pile caps, and horizontal grade beams.

2	First Floor Slab	Pile supported concrete cast-in place structural slab-on-grade with mild steel reinforcing.

3	Superstructure	Cast-in place concrete flat slab construction, with mild steel reinforcing and concrete columns at office floors. Post-tensioned concrete flat slab construction at parking levels. Refer to the structural plans for location of any dropped beams/drop caps within the floor plates.

4	Lateral/Seismic System	Combination concrete shear wall and moment frame system.

5	Floor-to-Floor Heights	North Complex:
			Level 1:	19’-4”
			Levels 2-6:	14’-10”
			Levels 7-12:	13’-0”
South Tower:
			Levels 3-4:	14’-10”
			Levels 7-12:	13’-0”
South Building:
			Level 1:	24’-3”
			Levels 2-6:	14’-10”
6	Typical Live Load Capacity	Levels 1-6:
150 PSF non-reducible for slab
100 PSF reducible for columns/foundation
Levels 7-12:
125 PSF non-reducible for slab
100 PSF reducible for columns/foundation

SCHEDULE 2 TO

EXHIBIT B

7	Vibration Design Criteria	Design criteria: 4700 micro-inch/sec for 11” thick office concrete slabs.

8	General Roof Load Capacity	Non-mechanical roof area: Live load = 20 PSF reducible.

9	Mechanical Capacity at Roof	150 PSF.

11	Slab Edge Fire-safing	Slab edge fire-safing to meet the requirements of the floor slab fire ratings is provided as a part of the Base Building.

12	Fireproofing	Fire protection is integral with structural concrete slab, column and wall system. No additional structural system fireproofing is required.
BUILDING EXTERIOR
1	Building Skin System	Exterior building skin materials consisting primarily of:

1. Glass Fiber Reinforced Concrete (GFRC) panels

2. Non load-bearing glazed aluminum curtainwall

3. Brick faced precast concrete panel system

4. Perforated aluminum wall panels

2	Window Treatment	All interior window treatments are Tenant furnished and installed as a part of the construction of the Improvements.

3	Window Washing System	Full exterior building maintenance access system provided as a part of the Base Building. This system includes davit bases and davit arms, monorails and other elements necessary for full access to all building skin areas.

4	Roofing Membrane	Modified bituminous membrane roofing with granular surface, metal roofing, decorative stone or ballast as indicated on Base Building Plans.

5	Walkway Pads	Walkway pads are provided at primary roof access areas and along building perimeter for exterior maintenance equipment access.

6	Roof Penthouse	Enclosed roof penthouse space is provided to accommodate Base Building equipment.

SCHEDULE 2 TO

EXHIBIT B

ELEVATORS
1	North Complex Elevators	The following have been provided:

(5) passenger elevators; 3,500 lbs., 500 fpm

(1) passenger/freight elevator; 4,500 lbs., 350 fpm

(1) freight elevator; 4,500 lbs., 350 fpm

2	South Complex Elevators	The following have been provided:

(4) passenger elevators; 3,500 lbs., 500 fpm

(1) passenger/freight elevator; 4,500 lbs., 350 fpm

(1) freight elevator; 4,500 lbs., 350 fpm

3	North Complex Shuttle Elevator	The following have been provided for internal parking garage access:

(1) passenger elevators; 3500 lbs., 350 fpm

4	South Complex Shuttle Elevator	The following have been provided for internal parking garage access:

(1) passenger elevators; 3500 lbs., 350 fpm
COMMON AREAS
1	Main Lobby – North Complex	Finished building lobby & elevator lobby space

2	Main Lobby – South Complex	Finished building lobby & elevator lobby space

3	Toilet Cores	Each Complex includes full toilet cores, with finishes that include the following finishes:
Walls: Porcelain Tile
Floors: Porcelain Tile
Ceilings: Painted Gypsum Board
Lighting: LED strip and downlights
Countertops: Solid Surfacing
Accessories: High Pressure Laminate Toilet Partitions, stainless steel toilet accessories

4	Janitor Closets	Each Complex is provided with one Janitor Closet per floor furnished with a mop sink, mop rack and shelving.

5	Floor Electrical Rooms	Each Complex is provided with one Electrical Room per floor that is served by a bus duct from the main Electrical Room for the building. Refer to the Electrical section for further description of the electrical service provided.

6	Floor Data (IDF) Rooms	Each Complex is provided with one IDF room per floor that is served by a raceway from the Main Distribution Frame. Refer to the data section for further description of the electrical service provided.

SCHEDULE 2 TO

EXHIBIT B

7	Stairway Enclosures	Each Complex is provided with required exit stairways designed to meet the anticipated Code population for the floor. Stairways are provided with required fire rated walls and doors. Tenant is responsible for ensuring that the floor level population of the Premises will conform to the Code limitations of the stairways.

8	Roof Deck	The Roof Deck more particularly described in Article 22 of the Lease and as follows. a.Floor – Pavers b.Wall – Metal Panel cladding. c.Trellis – High pressure laminate cladding

9	Fire Extinguisher Cabinets at Common/Core Areas	Required fire extinguisher cabinets serving the common core areas are provided as a part of the Base Building construction.
TENANT AREAS
1	Tenant Finishes	Finishes for the Premises are provided by Tenant. Base Building finishes include insulation face with no interior furring or metal stud framework at exterior walls, and Level 2 drywall finishes at fire rated enclosures. Unrated walls facing tenant areas are unfinished metal studs. Floors are exposed concrete, and exposed ceiling with only code required lighting and fire sprinklers.

2	Shaft Enclosures for Building System Risers	Shafts for Building Systems are fully enclosed and fire stopped, with appropriate fire dampers for where ductwork exits the shaft. Finishes are Level 2 drywall at Premises side of the shaft.

3	Shaft Enclosures for Building Risers	Vertical shafts and risers are provided as part of Base Building

4	Fire Extinguisher Cabinets at Tenant Areas	Fire extinguisher cabinets as required to meet the current California Building Code requirements are the responsibility of Tenant.
FIRE PROTECTION
1	Fire Protection System Design – General	The fire sprinkler system is designed for full building coverage with a rating of L Occupancy

2	Fire Protection Risers / Standpipes	A Class 1 automatic wet standpipe will be provided in stairs #1, 2, 3, 4, 5, 6, & 7. All standpipes are equipped with 3” hose valves with pressure reducing valves per San Francisco Fire Department requirements. Stairs 1-6 shall be 6” combination standpipes, stair #7 shall be a 6” Class One standpipe. Roof hydrants shall be provided with (2) 3” hose connections each.

SCHEDULE 2 TO

EXHIBIT B

3	Fire Protection Distribution / Sprinkler Heads	The maximum sprinkler demand on the project is L Occupancy with a design density of .2 gallons per minute over a 3000 sq. ft. area.

4	Fire Department Connection	FDCs are surface mounted and located on the Building exterior on Owens and 16th Street. The FDCs shall be 6A” supply pipe and consist of (4) 3” snoots 42” above sidewalk grade.

5	Fire Pump	A vertical turbine pump is located directly above the fire water tank. The Fire water tank has 57,000 gallon capacity.

6	Tenant-Required Modifications	All modifications to the Fire Protection system piping, risers, valves, piping, head locations, etc. that might be required to accommodate Tenant requirements and/or hazard classifications are the responsibility of Tenant.

7	Fire Extinguisher Cabinets	Meeting Code requirements for fit-out is the responsibility of Tenant.
PLUMBING
1	Domestic Water System - Building	A complete domestic cold water system will be provided for the entire Project serving all core/shell areas and each business, retail and tenant area. Systems account for future tenant rooms within the entire project. Street water pressure will serve levels 1. A booster pump will provide water to L7 thru Roof. A PRV off of that pumped line will serve floors 2-6 and serve parking levels P0 through P8 level.

2	Domestic Water System - Premises	Domestic water service sub meters at Tenant tie-ins, domestic water distribution within the Premises will be constructed by Tenant as part of the Improvements.

3	Reclaimed Cold Water System	A complete reclaimed cold water system will be provided for the entire Project serving all core/shell areas and each business, retail and tenant area.

4	Domestic Water Booster Pump	The Project will have a Duplex Pressure Booster system rated for with two 10 HP Pumps for 110 GPM. Domestic water pressure booster pump assembly. See item #1.

5	Fire Water System	See above.

6	Building Storm System	A complete storm drain, rainwater leader, and over-floor drain piping will be provided for all project areas. Piping is sized per the CPC and City of San Francisco requirements. Piping is routed to terminate at exterior stormwater treatment areas. Systems in base project include roof drains, overflow drains, balcony drains, green roof drain connections, piping, gratings, acoustical isolation components, valves, fittings, supports and seismic bracing.

SCHEDULE 2 TO

EXHIBIT B

7	Building Sanitary Sewer System	The Project provides a complete sanitary soil, waste, vent and trap primer piping system including piping, fixture rough-ins, fittings supports, acoustical isolation components, seismic bracing and cleanouts.

8	Building Lab Waste System – Building	Underground Lab waste system is provided and stubbed up 12” above Slab on Grade in several central locations throughout the Complexes. There are neutralization tanks and sample ports for both Complexes. The South Complex will have vertical piping for lab waste.

9	Sand-Oil Separator at Parking	Not required and not provided.

10	Water Heating	Gas water heaters for showers and HX domestic water heaters for bathrooms.

11	Irrigation System	The landscape has an irrigation system connected to the City of San Francisco’s reclaimed water system.

12	Natural Gas	A complete natural gas system will be provided for the entire Project. System includes a seismic gas valve assembly, shut-off valves, piping, fittings, supports, seismic bracing and all associated devices to serve points of use. Gas pressure regulators will be provided by the equipment connections requiring lower pressures and where pressure is reduced from higher pressure. BAS pressure relief vents will be provided from each gas pressure regulator if required. BAS gas meter will be provided for HVAC boilers. Flow meters will be supplied for BAS systems.
HEATING, VENTILATION AND AIR CONDITIONING
1	Ventilation rates	Room	Rate	Units
		Offices	0.7	cfm/ft2

2	Auxiliary Cooling

a.Tenant auxiliary condenser water stub-outs are provided on each floor in the North Tower and the South Tower, sized for 125 tons of total cooling capacity for each riser, based on 2 gpm/ton, 95ºF to 80ºF (this equates to about 2000 net ft²/ton).

b.Where needed in the North Building and South Building, condenser water piping must be extended from the risers located in the North Tower and the South Tower, respectively. Any required booster pumps will be Tenant’s obligation as part of the Improvements.

c.This condenser water may also be used for water-cooled equipment or refrigeration heat rejection.

SCHEDULE 2 TO

EXHIBIT B

3	Boilers	Four (4) 3300 MBH Boilers for the North Complex
Four (4) 2600 MBH Boilers for the South Complex

4	Centrifugal chillers	Three (3) 356 ton chillers for the North Complex
Three (3) 282 ton chillers for the South Complex

5	Cooling towers	Four (4) cooling towers with 771 gpm design flow each for the North Complex
Four (4) cooling towers with 611 gpm design flow each for the South Complex

6	Secondary mechanical equipment, including pumps, roof ducting, piping, valves, manifolds, etc. to support Base Building mechanical systems	Provided as part of the Base Building.

7	Hot water pipe risers, stubbed in the Premises	Provided as part of the Base Building.

8	Hot water pipe distribution within the Premises	Tenant’s responsibility, as part of the construction of the Improvements.

9	Reheat coils within the Premises	Tenant’s responsibility, as part of the construction of the Improvements.

10	Reheat coils within core areas	Provided as part of the Base Building.

11	Vertical supply air duct risers	Provided as part of the Base Building.

12	Vertical return air duct risers	Provided as part of the Base Building.

13	Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within the Premises.	Tenant’s responsibility, as part of the construction of the Improvements.

14	Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within core areas.	Provided as part of the Base Building.

SCHEDULE 2 TO

EXHIBIT B

15	Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within the Premises.	Tenant’s responsibility, as part of the construction of the Improvements.

16	Restroom exhaust for Base Building restrooms	Provided as part of the Base Building.

17	Specialty exhaust for Tenant needs, including H Occupancy zones.	Tenant’s responsibility, as part of the construction of the Improvements.

18	Specialty cooling for Tenant needs.	Tenant’s responsibility, as part of the construction of the Improvements.

19	Ventilation system for Base Building Electrical Room.	Provided as part of the Base Building. It is Tenant’s responsibility for supplemental ventilation.

20	Exhaust fan, side wall grille supply, and fire smoke dampers for ventilation of Base Building Electrical Rooms on each floor.	Provided as part of the Base Building.

21	Ventilation of IDF Rooms.	Tenant’s responsibility, as part of the construction of the Improvements.

22	Building Management System (BMS) for core area and Landlord infrastructure.	Provided as part of the Base Building.

23	BMS (compatible with Landlord’s system) within Tenant Premises monitoring Tenant infrastructure.	The expansion of the Base Building BMS would Tenant’s responsibility, as part of the construction of the Improvements.
ELECTRICAL
1	Site campus distribution system.	Site campus service, metering and distribution at medium-voltage (12kV), taking advantage of PG&E’s primary service commercial rates.

2	Base Building substation(s).	Four (4) 5000 amp 277/480V secondary substations served from primary switchgear for the two Complexes.

SCHEDULE 2 TO

EXHIBIT B

3	Standard power bus duct risers.	Normal power busway riser in each of the four Buildings delivering the following as power distribution:
a. Roof central plant mechanical loads
b. 1.5 watts per square foot lighting loads for each floor level. Per T-24 Requirements
c. 16.0 watts per square foot plug loads for each floor level
d. 5 watts per square foot miscellaneous loads for each floor level.

4	Standby power generator	Each Complex has (1)1.5MW/2500kva diesel-driven generator for tenant standby power needs. See above for emergency power generator

5	Tenant Floor Emergency power	Emergency power circuits for emergency egress lighting and life safety systems are provided at each Tenant Floor

6	Automatic transfer switch for Tenant load.	Landlord will work with Tenant to find appropriate solutions.

7	Standby power distribution within the Premises	Stub-ins and locations for emergency power generators have been provided in the Base Building. The distribution to and through the Tenant space would be Tenant’s responsibility, as part of the construction of the Improvements.

8	Uninterrupted power supply (UPS) for Tenant systems	Tenant’s responsibility, as part of the construction of the Improvements.

9	Lighting and power distribution for core areas.	Provided as part of the Base Building.

10	Lighting and power distribution for the Premises

a) For plug loads, Landlord will include a bus-plug off the bus riser, a feeder to a stepdown transformer, from there, to a 120/208 Volt panel. The panel will not include any circuit breakers, as those will need to be populated once the Tenant plug loads are determined.

b) For lighting loads, Landlord to provide bus-plug only off the bus riser, for Tenant to tap into to suit their power needs.

11	Electrical sub-metering for Tenant power	Tenant’s responsibility, as part of the construction of the Improvements.

12	Base Building common area life safety emergency lighting/signage system	Provided as part of the Base Building.

13	Tenant Premises life safety emergency lighting/signage system.	Tenant’s responsibility, as part of the construction of the Improvements.

14	Emergency Response Distributed Antenna System (DAS).	Provided as part of the Base Building.
DATA
1	Building Data System	Provided as part of the Base Building.

SCHEDULE 2 TO

EXHIBIT B

SCHEDULE 3 TO EXHIBIT B

DELIVERY CONDITION

1.	Concrete structure with mild-steel reinforcement on all occupied floors. Reasonably smooth and level concrete slab floor.

2.	Interior core and shaft construction in progress. All exposed core doors shall be completed, subject to punchlist items, with painted hollow metal and/or stainless steel frames, finished solid core wood doors or painted hollow metal doors, and hardware. Base Building restrooms shall be complete, subject to punchlist items.

3.	Temporary, non-occupancy fire sprinkler risers and distribution. Base Building Fire Sprinklers with standpipes in the stairs and risers connected to main fire sprinkler loop on each floor as require per Code for office B Occupancy with capacity for fully sprinklered future tenant improvements (to be installed as part of the Improvements) throughout each Building.

4.	Tenant sleeves at electrical/data closets. 4” conduit pathways (pathway is a 4” conduit through the floor slab stubbed 6” above and below the floor slab) between each floor’s data distribution closets.

5.	Plumbing rough-in (no loops outside of core). Plumbing stub outs for waste, vent and domestic cold water to be provided at each floor for Tenant plumbing distribution.

6.	Building stairs. Required Building exit stair enclosures and exit corridors complete, subject to punchlist items, on the inside including all finishes, doors and hardware, lighting, fire sprinkler and fire alarm systems.

a.	Interior stairwell and exit corridor walls to be exposed concrete or painted drywall with level IV finish.

b.	Railing to be painted.

c.	Treads to be exposed concrete.

7.	Floors in broom-swept condition (except for curtainwall units that will be left on floor until the hoists are removed and the hoist bays completed).

8.	Temporary or permanent power to support construction activities related to the Improvements. Cutting over from temporary to permanent power to be coordinated with Tenant and Contractor.

9.	Freight elevator system will be complete, subject to punchlist items, including freight elevator vestibule including, walls, rated doors and hardware, fire sprinkler and fire alarm systems. Wall finish to be exposed concrete or drywall taped and sanded to level IV finish ready for painting or wall covering as part of the Improvements.

SCHEDULE 3 TO

EXHIBIT B

10.	Electrical rooms and distribution panel. Main Electrical room complete (subject to punchlist items), including doors, hardware, HVAC (stubbed out ready to connect to HVAC system to be installed as part of the Improvements), lighting, fire sprinkler and fire alarm systems; interior floor to be sealed concrete; interior walls and penetrations fire taped and exterior walls finished as indicated in Base Building Plans. Floor electrical distribution rooms complete (subject to punchlist items), including doors, hardware, HVAC (stubbed out ready to connect to HVAC system to be installed as part of the Improvements), lighting, fire sprinkler and fire alarm systems; interior floor to be sealed concrete; interior walls to be exposed concrete or fire taped and exterior walls to be exposed concrete or taped and finished as indicated in Base Building Plans.

11.	Connection points for MEP. Condenser water and heating hot water risers in shafts stubbed to each floor with a valve ready for distribution as part of the Improvements. Vertical duct risers in rated duct shafts (supply and return) with control dampers stubbed out at each floor ready for distribution ductwork as part of the Improvements. Exterior side of duct shafts shall be exposed concrete or drywall taped and sanded to level IV finish ready for painting or wall covering as part of the Improvements. BB HVAC System to be tested/commissioned prior to handover for construction of Improvements.

12.	Watertight Building envelope (except portions related to exterior hoist access or areas which do not substantially interfere with Tenant’s construction of the Improvements, or as otherwise requested by Tenant and approved by Landlord). All permanent exterior skinning to be substantially completed prior to the Delivery Date. Tenant will have the opportunity to inspect exterior skinning.

SCHEDULE 3 TO

EXHIBIT B

SCHEDULE 4 TO EXHIBIT B

THE EXCHANGE

LIST OF TENANT DELIVERABLES

1.	Prior to Start of Construction

	1.1.	Approved Construction Drawings.

	1.2.	Approved Subcontractors List.

	1.3.	Copies of all executed Contracts with Contractor.

	1.4.	Construction Schedule.

	1.5.	Copies of Permits for Improvements, to the extent reasonably available.

	1.6.	Budget of Anticipated Costs, including a schedule of values for all hard construction costs.

2.	Ongoing During Construction

	2.1.	Budget and Construction Schedule Revisions as they occur.

	2.2.	Change Orders as they occur.

	2.3.	Plan revisions as they occur.

	2.4.	Monthly Applications of Payment with reciprocal releases when received.

	2.5.	Monthly Architect’s Field Report or Equivalent.

	2.6.	Monthly 4-week look ahead schedule.

	2.7.	Weekly meeting minutes.

	2.8.	Permit sign off card when received.

	2.9.	Temporary certificate of occupancy/certificate of occupancy when received.

3.	Prior to Release of Any Funds Related to Hard Costs

	3.1.	Final Space Plans approved by both parties.

	3.2.	Construction Drawings approved by both parties.

	3.3.	Project Budget

	3.4.	Project Schedule.

4.	Prior to Release of Final Payment

	4.1.	Signed off Inspection Card or Equivalent temporary certificate of occupancy.

	4.2.	Architect’s Certificate of Substantial Completion.

	4.3.	Final Contractor Pay Application indicating 100% complete, 90% previously paid.

	4.4.	Physical inspection of the Premises by Landlord inspection team.

	4.5.	Unconditional Releases.

	4.6.	Final As-Builts.

	4.7.	Final Subcontractors List.

	4.8.	Warranties and Guarantees.

	4.9.	CAD Files.

SCHEDULE 4 TO

EXHIBIT B

SCHEDULE 5 TO EXHIBIT B

THE EXCHANGE

DEPICTION OF SHAFT WORK

SCHEDULE 5 TO

EXHIBIT B

SCHEDULE_6 TO EXHIBIT B

THE EXCHANGE

PURCHASE AGREEMENT EXCERPTS

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

(Mission Bay Block 40)

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Agreement”), dated as of May 13, 2014 (“Effective Date”), is entered into by and between FOCIL-MB, LLC, a Delaware limited liability company (“Seller”), and KILROY REALTY, L.P., a Delaware limited partnership (“Buyer”), with respect to the following:

RECITALS

A. Seller is the owner of that certain unimproved real property consisting of approximately 3.26 acres (142,094 square feet) located in the City and County of San Francisco (“City”), State of California, commonly referred to as Mission Bay Block 40, as more particularly depicted on Exhibit A attached hereto (the “Land”). The Land, together with all appurtenances thereto and improvements thereon, if any, are, collectively, hereinafter referred to as the “Property.”

B. The Property is a portion of the area in the City generally known as “Mission Bay,” and is located within the Mission Bay South Redevelopment Project Area, and is subject to the Mission Bay South Redevelopment Plan and Design for Development, the Mission Bay South Owner Participation Agreement and other existing Development Entitlements set forth on Exhibit B attached hereto.

C. Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, upon the terms and conditions hereinafter set forth.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree that the terms and conditions of this Agreement and the instructions to the Escrow Holder with regard to the Escrow created pursuant hereto are as follows:

1. Certain Basic Definitions. For purposes of this Agreement, the following terms shall have the following definitions:

1.1 “AAA” has the meaning set forth in Paragraph 34.1 below.

1.2 “Access and Indemnity Agreement” means that certain Access and Indemnity Agreement dated April 21, 2014, by and between Buyer and Seller.

1.3 “Access Easement” has the meaning set forth in Paragraph 30.3 below.

1.4 “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by, or is under common control with the person or entity in question, or (b) an entity

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1.26 “Completion of Construction” means (a) the issuance of a temporary certificate of occupancy (or its legal equivalent) for a particular building within the Project by the City Department of Building Inspection and (b) the delivery to Seller and the Redevelopment Agency of an architect’s certificate from Buyer’s architect in the form of Attachment J to the South OPA.

1.29 “Construction Delay” has the meaning set forth in Paragraph 25.3.2 below.

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1.53 “First Construction Completion Deadline” has the meaning set forth in Paragraph 25.3.1(a) below.

1.54 “First Construction Phase” has the meaning set forth in Paragraph 1.91 below.

1.57 “Gross Square Feet” or “Gross Square Footage” shall mean the amount of square footage designated as “Gross Floor Area” in Section 102.9 of the San Francisco Planning Code for the C-3 Zoning District.

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1.91 “Project” means the development to be constructed by Buyer on the Property in accordance with the Development Entitlements and the terms and conditions of this Agreement, and as shall be more particularly described in the Project Design Documents, subject to the following limitations (collectively, the “Development Limitations”): (i) the Project must be comprised of one or more Class A office/laboratory building(s) (generally, “Buildings”) containing not less than an aggregate of 635,000 Gross Square Feet (“Minimum Square Footage”), nor more than an aggregate of 700,000 Gross Square Feet, inclusive of any retail space (“Maximum Development Entitlement”), (ii) the Project must not contain more than 15,000 Gross Square Feet of retail space (“Maximum Retail Entitlement”), (iii) the Project must include not more than an aggregate of one (1.0) parking space per one thousand (1,000) Gross Square Feet of developable floor area in the Project, plus an additional one (1.0) parking space per one thousand (1,000) Gross Square Feet of Life Science Uses in the Project (“Additional Life Science Spaces”), provided that the number of Additional Life Science Spaces shall be subject to the prior rights of any other owners of property within the Mission Bay South Redevelopment Project Area, including pursuant to the Life Science Parking Agreement, and shall not exceed the number of Additional Life Science Spaces permitted for the Property pursuant to the Development Entitlements (collectively, the “Maximum Parking Entitlement”), and (iv) the Project may not contain more than two (2) Towers. This Agreement shall not impose any limit on the height of a Tower, except as such limits are imposed by the Development Entitlements. Buyer and Seller acknowledge that the Project may be constructed in multiple phases, provided that the first phase of the Project (“First Construction Phase”) must include a Building containing not less than 270,000 Gross Square Feet.

1.92 “Project Completion Deadline” has the meaning set forth in Paragraph 25.3.1(h) below.

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1.101 “Required Infrastructure” means, subject to modification as described in Paragraph 9.2 below, (i) the work set forth on Exhibit E hereto, and (ii) such other infrastructure required for Buyer to obtain a certificate of occupancy for the Project, or a particular building of the Project, as applicable, as described in the Public Improvement Agreement. Any changes to the Required Infrastructure shall be subject to Buyer’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that, notwithstanding the foregoing, Buyer’s approval of changes to the Required Infrastructure shall not be required unless the changes shall (a) materially increase the cost or timing of completion of the Project, (b) have a material and adverse effect on the streets or utilities serving the Project, or (c) materially and adversely affect Buyer’s ability to obtain a certificate of occupancy for the Project.

1.102 “Required Infrastructure Deadlines” means the deadlines for Seller’s completion of the Required Infrastructure described on Exhibit K attached hereto.

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1.107 “Seller Infrastructure Delay” means any actual delay in the Commencement of Construction or Completion of Construction of the Project, or any portion thereof (including a building of the Project), including if such delay is caused by delays in Buyer’s receipt of necessary entitlements, permits and/or approvals for the construction of the Project, to the extent such delay is proximately caused by (a) Seller’s interference with Buyer’s entitlements for, permitting of, approvals for, development of, or construction or access to, the Property (or any portion thereof), (b) Seller’s default in the performance of its obligations under this Agreement, including Seller’s failure to complete the Required Infrastructure before the Required Infrastructure Deadline, or (c) any negligence or wrongful act or omission by Seller or any Seller Party; provided, however, that for purposes of computing any Seller Infrastructure Delay under clause (a) above, no period of Seller Infrastructure Delay shall commence until Buyer shall have provided written notice to Seller specifying the facts and circumstances alleged to constitute such Seller interference, and the same shall continue without cure or correction for two (2) business days following such notice.

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1.122 “Tower” means any building or structure over the “Base Height” (as defined in the Design for Development), which, as of the Effective Date, is ninety (90) feet (as provided in the Design for Development, mechanical equipment and appurtenances necessary to the operation or maintenance of the building or structure itself, including chimneys, ventilators, plumbing vent stacks, cooling towers, water tanks, panels or devices for the collection of solar or wind energy, elevator, stair and mechanical penthouses, skylights, and window washing equipment, together with visual screening for any such features, are exempt from this height restriction so long as they otherwise comply with Design for Development standards).

1.127 “Unavoidable Delay” means a delay that is caused by strikes or other labor disputes, acts of God, weather (to the extent different from seasonal norms for the San Francisco Bay area), shortage of or inability to obtain labor or materials despite commercially reasonable efforts (financial condition excepted), lawsuits brought by third-party plaintiffs claiming the benefit of the Unavoidable Delay (except to the extent that any such lawsuit arises from the negligence of the person claiming the benefit of the Unavoidable Delay), restrictions imposed or mandated by governmental or quasi-governmental entities in issuing requisite approvals or consents, enemy action, terrorism, civil commotion, fire, flood, earthquake or any other event or condition beyond the reasonable control of the person (excepting financial obligations or financial condition) claiming the benefit of the Unavoidable Delay.

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25. Buyer’s Construction Obligations.

25.1 Construction Schedule. As generally described in Paragraph 24.1 above, Buyer recognizes that the Property is part of a larger development known as the “Mission Bay Development Area” and acknowledges that if there is a material delay in the completion of the Project, such a delay will have a material adverse effect on other portions of the Mission Bay Development Area. In order to allocate the burdens of such a material adverse effect, Buyer hereby covenants to complete construction of the Project in accordance with the deadlines set forth in Paragraph 25.2 below. If, after the Close of Escrow, Buyer fails or is unable to comply with such construction schedule, Buyer shall, subject to the provisions of Paragraph 25.2 below, be requited to make the construction delay payments (the “Construction Delay Payments”) to Seller set forth in Paragraph 25.4 below,

25.2 Construction Delay. Buyer agrees to cause (a) Completion of Construction of one or more Buildings containing, in the aggregate, at least 270,000 Gross Square Feet (“Initial Required Square Footage”) to occur on or before the First Construction Completion Deadline, and (b) Completion of Construction of the Minimum Square Footage to occur on or before the Project Completion Deadline. The Construction Deadlines shall be extended for the period that Completion of Construction of the Project, or the applicable phase of the Project, are actually delayed by any Seller Infrastructure Delay or Unavoidable Delay, provided that (1) if Buyer fails to give notice to Seller of any such Seller Infrastructure Delay or Unavoidable Delay (and, in the case of an Unavoidable Delay, the cause or causes thereof, to the extent known), within thirty (30) days after obtaining knowledge of the beginning of the delay, the period of any Seller Infrastructure Delay or Unavoidable Delay, as the case may be, shall be reduced for the period of time prior to the delivery of such notice, (2) the period of any such Seller Infrastructure Delay or Unavoidable Delay shall also be reduced by any portion of such delay resulting from the failure of Buyer to act diligently and in good faith to avoid foreseeable delays in performance, and to remove the cause of the delay or to develop a reasonable alternative means of performance, in each case only to the extent possible or reasonably

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practical; and (3) in no event shall the Construction Deadlines be extended by an Unavoidable Delay for more than one hundred eighty (180) days (unless the Unavoidable Delay results from an earthquake, in which event the Construction Deadlines may be extended for up to one (1) year).

25.3 Definitions. For purposes of this Paragraph 25, the following terms shall have the following definitions:

25.3.1 “Construction Deadlines” means, collectively, the following:

(a) “First Construction Completion Deadline” means December 15, 2017.

(b) “Project Completion Deadline” means December 15, 2020.

25.3.2 “Construction Delay” means any of the following:

(a) Buyer’s failure to cause Completion of Construction of one or more Buildings containing, in the aggregate, at least the Initial Required Square Footage on or before the First Construction Completion Deadline; or

(b) Buyer’s failure to cause Completion of Construction of the Minimum Square Footage to occur on or before the Project Completion Deadline.

25.4 Construction Delay Payments.

25.4.1 If Buyer fails to cause Completion of Construction of one or more Buildings containing, in the aggregate, at least the Initial Required Square Footage on or before the First Construction Completion Deadline; then Buyer shall pay directly to Seller, in Immediately Available Funds, a Construction Delay Payment equal to Three Hundred Seventy-Five Thousand Dollars ($375,000.00) on the First Construction Completion Deadline and every six (6) months thereafter until the date that Completion of Construction occurs of the Initial Required Square Footage.

25.4.2 If Buyer fails to cause Completion of Construction of one or more Buildings containing, in the aggregate, the Minimum Square Footage on or before the Project Completion Deadline, then, in addition to any amounts payable by Buyer pursuant to Paragraphs 25.4.1 above, Buyer shall pay directly to Seller, in Immediately Available Funds, a Construction Delay Payment equal to Three Hundred Seventy-Five Thousand Dollars ($375,000.00) on the Project Completion Deadline and every six (6) months thereafter until the date that Completion of Construction of one or more Buildings containing, in the aggregate, the Minimum Square Footage occurs.

Notwithstanding the foregoing provisions of this Paragraph 25.4, the amount of each of the Construction Delay Payments shall increase on January 1, 2016, and annually thereafter by two percent (2%).

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25.4.3 Buyer acknowledges that each Construction Delay shall require Buyer to pay a separate and distinct Construction Delay Payment. For example, if, on the Project Completion Deadline, Buyer has failed to cause Completion of Construction to occur of one or more Buildings containing, in the aggregate, at least the Initial Required Square Footage, then the Construction Delay Payment payable by Buyer hereunder on the Project Completion Deadline shall equal Seven Hundred Fifty Thousand Dollars ($750,000.00), escalated by 2% per annum as provided above (i.e., $375,000 for the continuing Construction Delay attributable to the failure of Completion of Construction of the Initial Required Square Footage by the First Construction Completion Deadline, and $375,000 for the failure to Complete Construction of the Project by the Project Completion Deadline). Any portion of the amounts required to be paid by Buyer to Seller pursuant to this Paragraph 25.4 that are not paid within thirty (30) days following the date due shall bear interest from the date due until paid at the lesser of twelve percent (12%) per annum or the maximum rate permitted by law.

25.5 Liquidated Damages. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGES RESULTING FROM BUYER’S FAILURE TO PERFORM BUYER’S CONSTRUCTION OBLIGATIONS SET FORTH IN PARAGRAPH 25.2 ABOVE, INCLUDING DAMAGES RESULTING FROM THE DELAY IN THE REDEVELOPMENT AGENCY’S RECEIPT OF “NET AVAILABLE INCREMENT” AND OTHER “ACQUISITION FUNDS” UNDER THE FINANCING PLAN (WHICH WILL, IN TURN, DELAY DISBURSEMENT TO SELLER OF SUCH ACQUISITION FUNDS UNDER THE ACQUISITION AGREEMENT ATTACHED AS EXHIBIT A TO THE FINANCING PLAN). ACCORDINGLY, BUYER AND SELLER AGREE THAT IN THE EVENT BUYER FAILS TO PERFORM BUYER’S CONSTRUCTION OBLIGATIONS SET FORTH IN PARAGRAPH 25.2. IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY, “LIQUIDATED DELAY DAMAGES” EQUAL TO THE AMOUNT OF THE CONSTRUCTION DELAY PAYMENTS THAT ARE PAYABLE BY BUYER HEREUNDER UNTIL THE COMPLETION OF CONSTRUCTION OF THE MINIMUM SQUARE FOOTAGE, WHICH AMOUNT EQUALS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES RESULTING FROM BUYER’S FAILURE TO PERFORM BUYER’S CONSTRUCTION OBLIGATIONS SET FORTH IN PARAGRAPH 25.2 ABOVE.

SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 25.5 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Seller’s Initials	Buyer’s Initials

25.6 Final Construction Delay Payments.

25.6.1 Final Construction Delay Payment — First Construction Phase. Notwithstanding anything to the contrary contained in this Paragraph 25, provided Buyer is not then in default of its obligations hereunder to make Construction Delay Payments, Buyer shall

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have the option (but no obligation), at any time (the “Final Delay Payment Date – First Phase”), to pay to Seller the following amount (“First Phase Final Payment”), in which event Buyer shall have no further obligation to make any Construction Delay Payments pursuant to Paragraph 25.4.1 above: Thirty Dollars ($30.00), multiplied by the difference between (i) the Initial Required Square Footage (i.e., 270,000) and (ii) the Gross Square Footage of the Buildings on the Property for which Completion of Construction has occurred as of the Final Delay Payment Date – First Phase. For example, if, on the Final Delay Payment Date – First Phase, the Gross Square Footage of the Buildings on the Property for which Completion of Construction has occurred equals 245,000 Gross Square Feet, then the First Phase Final Payment shall equal Seven Hundred Fifty Thousand Dollars ($750,000.00) (i.e., $30.00 x 25,000 Gross Square Feet). Buyer’s option set forth in this Paragraph 25.6.1 shall be independent of Buyer’s option set forth in Paragraph 25.6.2 below, such that Buyer may at any time pay the First Phase Final Payment whether or not Buyer has previously elected or subsequently elects to pay the Second Phase Final Payment. Buyer’s payment to Seller of the First Phase Final Payment shall not affect Buyer’s obligation to make any Construction Delay Payments pursuant to Paragraph 25.4.2 above, and Buyer’s payment of the First Phase Final Payment shall not affect any prior Construction Delay Payments made by Buyer under Paragraph 25.4.1 above, which the parties acknowledge are non-refundable and are not to be credited against the First Phase Final Construction Delay Payment.

25.6.2 Final Construction Delay Payment — Second Construction Phase. Notwithstanding anything to the contrary contained in this Paragraph 25, provided Buyer is not then in default of its obligations hereunder to make Construction Delay Payments, Buyer shall have the option (but no obligation), at any time (the “Final Delay Payment Date — Second Phase”), to pay to Seller the following amount (“Second Phase Final Payment”), in which event Buyer shall have no further obligation to make any Construction Delay Payments pursuant to Paragraph 25.4.2 above: Ten Dollars ($10.00), multiplied by the difference between (i) Three Hundred Sixty Five Thousand (365,000), and (ii) the amount, if at all, by which the Gross Square Footage of the Buildings on the Property for which Completion of Construction has occurred as of the Final Delay Payment Date – Second Phase exceeds Two Hundred Seventy Thousand (270,000). For example, if, on the Final Delay Payment Date — Second Phase, the Gross Square Footage of the Buildings on the Property for which Completion of Construction has occurred equals 245,000 Gross Square Feet, then the Second Phase Final Payment shall equal Three Million Six Hundred Fifty Thousand Dollars ($3,650,000.00) (i.e., $10.00 x 365,000 Gross Square Feet); and if, on the Final Delay Payment Date – Second Phase, the Gross Square Footage of the Buildings on the Property for which Completion of Construction has occurred equals 600,000 Gross Square Feet, then the Second Phase Final Payment shall equal Three Hundred Fifty Thousand Dollars ($350,000.00) (i.e., $10.00 x 35,000 Gross Square Feet). Buyer’s option set forth in this Paragraph 25.6.2 shall be independent of Buyer’s option set forth in Paragraph 25.6.1 above, such that Buyer may at any time pay the Second Phase Final Payment whether or not Buyer has previously elected or subsequently elects to pay the First Phase Final Payment. Buyer’s payment to Seller of the Second Phase Final Payment shall not affect Buyer’s obligation to make any Construction Delay Payments pursuant to Paragraph 25.4.1 above, and Buyer’s payment of the Second Phase Final Payment shall not affect any prior Construction Delay Payments made by Buyer under Paragraph 25.4.2 above, which the parties acknowledge are non-refundable and are not to be credited against the Second Phase Final Construction Delay Payment.

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25.7 Security. Upon the Close of Escrow, Buyer and Seller acknowledge that, pursuant to Paragraph 13 of the Declaration of Covenants, Buyer grants to Seller a lien against the Property to secure payment of any Construction Delay Payments that accrue from time to time pursuant to Paragraph 25.4 above, which lien shall be a first priority lien prior to the time that a deed of trust securing a construction loan for the Project is recorded; and Buyer and Seller agree that this Paragraph 25, including the provision for payment of Construction Delay Payments, shall be binding on, and shall be the obligation of any Mortgagee that acquires title to the Property by foreclosure or deed in lieu thereof, or any successor thereto who acquires title to the Property. Any proposed construction loan for the Project must permit Seller to retain its lien in a subordinate position pursuant to customary subordination terms acceptable to Seller in Seller’s reasonable judgment (including, without limitation, reasonable loan to cost limitations and a requirement that any Mortgagee that acquires title to the Property by foreclosure or deed in lieu thereof, or any successor thereto who acquires title to the Property, shall, subject to the “Lender Forbearance Period” described in the Declaration of Covenants, be responsible for Construction Delay Payments in accordance with Paragraph 25.4 above); and, at the time of the closing of such construction loan, Seller will subordinate Seller’s lien to the lender’s deed of trust securing such construction loan.

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EXHIBIT C

THE EXCHANGE

NOTICE OF LEASE TERM DATES

To:

Re:	Office Lease dated , 201 between , a (“Landlord”), and , a (“Tenant”) concerning the Project located at .

Dear                      :

In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:

1. The Phase I Lease Commencement Date occurred on                             , and the Lease Expiration Date shall be                                     , unless extended as provided for in the Lease. The Phase II Lease Commencement Date occurred on                             . The Phase III Lease Commencement Date occurred on                             .

2. Rent commenced to accrue on each applicable Lease Commencement Date, subject to the Base Rent abatement set forth in Section 3.2 of the Lease.

3. If any Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4. Your rent checks should be made payable to                              at                             .

5. Tenant’s Share of Direct Expenses with respect to each Building within the Premises is 100%, subject to any Retail Space Cost Pool.

6. Capitalized terms used herein that are defined in the Lease shall have the same meaning when used herein.

If the provisions of this letter correctly set forth our understanding, please so acknowledge by signing at the place provided below on the enclosed copy of this letter and returning the same to Landlord.

EXHIBIT C

“Landlord”

,
a

By:
Its:

Agreed to and Accepted as of , 201 .

“Tenant”

,
a

By:
Its:

EXHIBIT C

EXHIBIT D

THE EXCHANGE

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for the Comparable Buildings. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the Building Hours. Tenant shall be responsible for its employees, agents or any other persons entering or leaving the Building at any time after Building Hours. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done in such manner as Landlord reasonably designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

EXHIBIT D

5. No furniture, large packages, supplies, or equipment will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be reasonably designated by Landlord.

6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises (to the extent the same can be seen from outside the Premises) or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9. Tenant shall not overload the floor of the Premises.

10. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material. Tenant shall provide material safety data sheets for any Hazardous Substances used or kept on the Premises.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner that would unreasonably disturb other occupants of the Project by reason of noise, odors, or vibrations, or unreasonably interfere with other tenants or those having business therein, as a consequence of the use of any musical instrument, radio, or phonograph. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals (except service animals), birds, or aquariums.

15. The Premises shall not be used for lodging. No cooking shall be done or permitted on the Premises other than in areas properly equipped therefor, except that Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

EXHIBIT D

16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord.

17. Landlord reserves the right to exclude or expel from the Project any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall participate in recycling programs undertaken by Landlord. Tenant shall store all its trash and garbage within areas of the Project Common Areas reasonably designated by Landlord. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Francisco, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant’s expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

20. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

21. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s Building standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

EXHIBIT D

22. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

23. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

24. Tenant must comply with all applicable “NO-SMOKING” or similar ordinances, rules, laws and regulations.

25. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

26. All large electrical or mechanical office equipment shall be placed by Tenant in the Premises in settings approved by Landlord to absorb or prevent any excessive vibration or noise.

27. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

28. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

29. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

30. Tenant shall install and maintain, at Tenant’s sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s reasonable judgment may from time to time be necessary for the proper management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord will enforce the foregoing Rules and Regulations in a non-discriminatory manner and to the extent Landlord declines to enforce any of the foregoing Rules and Regulations with respect to any other tenant in the Building, Landlord will not be entitled to enforce such Rules or Regulations with respect to Tenant.

EXHIBIT D

EXHIBIT E

THE EXCHANGE

FORM OF TENANT’S ESTOPPEL CERTIFICATE

The undersigned (“Tenant”), as the tenant under that certain Office Lease (the “Lease”) made and entered into as of                         , 201 by and between                          (“Landlord”), and Tenant, for Premises in the Project located at                             , certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2. Tenant currently occupies the Premises described in the Lease, the Lease Term commenced on                     , and the Lease Term expires on                         , and Tenant has no option to terminate or option to cancel the Lease or to purchase all or any part of the Premises, the Buildings and/or the Project.

3. Base Rent for each Phase of the Premises became payable on the Lease Commencement Date applicable to such Phase, subject to the Base Rent abatement set forth in Section 3.2 of the Lease.

4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6. All monthly installments of Base Rent, all Additional Rent and monthly installments of estimated Additional Rent have been paid through                         . The current monthly installment of Base Rent is $                                        .

7. As of the date hereof, to Tenant’s knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder [except as follows:                         ]. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder [except as follows: _____________].

8. Except with respect to the pre-payment of first (1st) month’s Base Rent for the Phase I Premises pursuant to the Lease, no rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

9. As of the date hereof, to Tenant’s knowledge, there are no existing defenses, offsets or claims, or any basis for a claim, that Tenant has against Landlord [except as follows:                         ].

EXHIBIT E

10. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

11. There are no actions pending against Tenant under the bankruptcy or similar laws of the United States or any state.

12. Other than to the extent permitted under the Lease, Tenant has not used or stored any Hazardous Substances in the Premises.

13. To Tenant’s knowledge, all improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by Tenant and all reimbursements and allowances due to Tenant under the Lease in connection with any improvement work have been paid in full [except as follows:                         ].

Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises is a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at                         on the      day of                     , 201    .

“Tenant”

,
a

By:
Its:

By:
Its:

EXHIBIT E

EXHIBIT F

THE EXCHANGE

MISSION BAY REQUIREMENTS

1. Environmental Covenant. The Project may contain hazardous materials in soils and in the ground water under the Project, and is subject to a deed restriction (Covenant and Environmental Restriction on Property) dated as of February 23, 2000, and recorded in the Official Records of the City and County of San Francisco, California (the “Official Records”) on March 21, 2000, as Document No. 2000-G748552 (the “Environmental Covenant”), which Environmental Covenant imposes certain covenants, conditions, and restrictions on usage of the Project. The foregoing statement is required by the Environmental Covenant and is not a declaration that a hazard exists. As required by Section 3.3 of the Environmental Covenant, Landlord hereby states as follows: “The land described herein may contain hazardous materials in soils and in the ground water under the property, and is subject to a deed restriction (Covenant and Restriction) dated as of February 23, 2000, and recorded on March 21, 2000, in the Official Records of San Francisco County, California, as Document No. G748552, which Covenant and Restriction imposes certain covenants, conditions, and restrictions on usage of the property described herein. This statement is not a declaration that a hazard exists.” The Environmental Covenant references and requires compliance with the provisions of the Risk Management Plan, Mission Bay Area, San Francisco, California, dated May 11, 1999 (as may be amended from time to time, the “RMP”). Tenant hereby acknowledges receipt of a copy of the original RMP, and hereby covenants (i) to comply with the RMP (to the extent the RMP applies to Tenant’s activities), (ii) to obligate other entities with which Tenant contracts for construction, property maintenance, or other activities that may disturb soil or groundwater to comply with the applicable provisions of the RMP, and (iii) to refrain (and to cause the entities with which it so contracts to refrain) from interfering with Landlord’s or other Occupant’s (with “Occupant” having the meaning ascribed in the Environmental Covenant) compliance with the RMP. Additionally, in all future leases, licenses, permits, or other agreements between Tenant and another entity which authorizes such entity to undertake or to engage in activities that are subject to one or more requirements set forth in the RMP, Tenant will provide a copy of the RMP or its relevant provisions prior to execution of such agreements and ensure that such agreements contain covenants that (i) such entity will comply with the RMP (to the extent the RMP applies to the entity’s activities); (ii) such entity will obligate other entities with which it contracts for construction, property maintenance or other activities which may disturb soil or groundwater to comply with the applicable provisions of the RMP; and (iii) such entity (and the entities with which it so contracts) will refrain from interfering with Landlord’s, Tenant’s, or other Occupants’ compliance with the RMP.

2. Special Tax Acknowledgment. In accordance with Section 53341.5 of the California Government Code, Tenant previously has delivered to Landlord acknowledgments, duly executed by Tenant, confirming that Tenant has been advised of the terms and conditions of the “CFDs” (as defined below), including that the Project is subject to the “CFD Assessments” (as defined below). As used herein, (a) ”CFDs” shall mean, collectively, (i) the Redevelopment Agency Community Facilities District No. 5 (Mission Bay Maintenance) (the “Maintenance CFD”) (established to pay a portion of the costs of ongoing maintenance of open space parcels in

EXHIBIT F

Mission Bay), (ii) the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements) (the “Infrastructure CFD”) (established to pay a portion of the costs of constructing and installing public infrastructure in Mission Bay), and (iii) the San Francisco Unified School District of the City and County of San Francisco Community Facilities District No. 90-1 (Public School Facilities) (the “Public School CFD”) (established to pay a portion of the costs of acquiring and/or constructing public school facilities), and (b) ”CFD Assessments” shall mean the special taxes (i) to be levied on the Project and other property in Mission Bay in accordance with the terms and conditions of the “Rate and Method of Apportionment of Special Tax” applicable to the Infrastructure CFD and the Maintenance CFD, respectively, and (ii) to be levied on the Project and other property in accordance with the terms and conditions applicable to the Public School CFD. Tenant acknowledges that, pursuant to the CFDs, CFD Assessments may be levied on the Project and that, without limiting the generality of any other provision contained in this Lease, Direct Expenses shall include all such CFD Assessments.

3. Project Labor Agreement. Tenant has been informed by Landlord of the following: (a) Perini Corporation, CDC and its parent, subsidiaries and successor developers in which it holds a majority interest (collectively, “CDC Parties”), the San Francisco Building and Construction Trades Council, AFL-CIO (“Council”), and certain affiliated local unions originally entered into a certain Mission Bay Project Agreement (the “Original Project Labor Agreement”) for the Mission Bay project on October 8, 1990, pursuant to which (i) CDC Parties agreed, to the fullest extent possible, to award all construction contracts in Mission Bay for “Covered Work” (as defined in the Original Project Labor Agreement) to unionized construction firms; and (b) CDC and the individual members of the Council entered into an Addendum to Agreement (“Addendum”) that amended certain terms of the Original Project Labor Agreement (the Original Project Labor Agreement, as amended by the Addendum, shall be referred to as the “Project Labor Agreement”), pursuant to which CDC agreed that CDC would require, as a condition of any sale, conveyance, ground lease, or donation of real property covered by the Project Labor Agreement (“Covered Property”), that any and all successors in interest and/or assignees, buyers, ground lessees, or donees (any of the foregoing, a “Covered Successor”) of Covered Property shall require any contractors to which the Covered Successor contracts work that is covered by the Project Labor Agreement to sign and become a party to a successor project labor agreement (a “Successor Project Labor Agreement”, the form of which is attached hereto as Schedule 1 to this Exhibit F). Tenant acknowledges that the Project is Covered Property, that Landlord is a Covered Successor, and that Landlord has agreed to require any contractors to which Landlord contracts work which is Covered Work to sign and become a party to a Successor Project Labor Agreement. Accordingly, Tenant hereby agrees that Tenant shall require any contractors to which Tenant or any of its contractors contract work which is Covered Work to execute and deliver a Successor Project Labor Agreement. If Tenant acts as a contractor, Tenant shall be required to sign a Successor Project Labor Agreement as project contractor. Tenant will cause its general contractor to execute a Successor Project Labor Agreement prior to the commencement of any construction work on the Project and shall deliver an executed original of each Successor Project Labor Agreement to Landlord. Following Landlord’s receipt of such executed original of the Successor Project Labor Agreement, Landlord shall use commercially reasonable efforts to obtain full execution of the Successor Project Labor Agreement by the union signatories, but Tenant acknowledges that Landlord shall have no liability whatsoever if full execution of the Successor Project Labor Agreement is not obtained.

EXHIBIT F

4. First Source Hiring Program. Tenant has been informed by Landlord that there is a City-wide “First Source Hiring Program” (“FSHP”) (adopted by the City and County of San Francisco on August 10, 1998, Ordinance No. 264-98). Tenant hereby acknowledges that its activities with respect to the Project are or may be subject to the FSHP. Accordingly, Tenant shall comply with any provisions of the FSHP that are applicable to the Premises or any construction in, or use or development of, the Premises by Tenant.

5. Non-Discrimination. Without limiting the generality of any other provision of this Lease, there shall be no discrimination against, or segregation of, any person or group of persons or any employee or applicant for employment on account of race, color, creed, religion, sex, marital or domestic partner status, familial status, national origin, ancestry, lawful source of income (as defined in Section 3304 of the San Francisco Police Code), gender identity, sexual orientation, age, or disability (including, without limitation, HIV/AIDS status) in the sale, lease, sublease, transfer, use, occupancy, tenure, or enjoyment of any part of the Project, nor shall Tenant or any person claiming under or through Tenant, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, lessees, subtenants, sublessees, or vendees in any part of the Project. All deeds, leases, subleases, or contracts concerning the Project shall contain the non-discrimination and non-segregation clauses specified for each type of document in Section 33436 of the California Health and Safety Code.

6. Tax Exempt Entities. Tenant acknowledges that it has received and reviewed that certain Grant Deed dated May 19, 2014, executed and acknowledged on behalf of FOCIL-MB, LLC, and Landlord, recorded in the Official Records on May 23, 2014, as Document No. 2014-J886903-00 (the “Grant Deed”), and further that this Lease and Tenant are subject and subordinate to, and Tenant shall not violate, the covenants contained in such Grant Deed. Such Grant Deed contains certain covenants by Landlord regarding payments of taxes (or payments in lieu of taxes) if (a) there is any sale, assignment, conveyance, lease, sublease, or other alienation of any portion of the Project to an entity that is or could be exempt from property taxation (a “Tax Exempt Entity”), or (b) there is a grant to a Tax Exempt Entity of occupancy rights (such as under a space lease) where, as the result of such grant, all or any portion of any improvements on all or any portion of the Project would or could be exempt from property taxation. Accordingly, Tenant shall not Transfer the Premises, or any portion thereof, or sublease space in, or otherwise grant any occupancy rights, in the Premises to any Tax Exempt Entity without first: (a) obtaining from such Tax Exempt Entity a binding contractual commitment, in form and substance reasonably satisfactory to, and for the benefit of, the Successor Agency to the Redevelopment Agency (the “Successor Agency”) and the City and County of San Francisco (collectively, “City and County”), obligating such entity to make a payment in lieu of taxes (“PILOT Agreement”) equal to the full amount of the property taxes that would have been assessed against the Premises notwithstanding such occupancy by a Tax Exempt Entity; or (b) entering into a binding PILOT Agreement, in form and substance reasonably satisfactory to, and for the benefit of, the Successor Agency and the City and County, requiring the full payment of property taxes (or a payment in lieu thereof in an amount equal to the property taxes) that would have been assessed against the Premises notwithstanding such occupancy by such Tax Exempt Entity, or (c) obtaining the written consent of the Successor Agency and the City and County, in their respective sole discretion. Tenant hereby agrees not to request that Landlord request an adjustment to the “Base Year Value” (as defined below) for the

EXHIBIT F

“South Plan Area” (as defined in the OPA), or any portion thereof, as a result of any Transfer permitted under this Lease to a Tax Exempt Entity. For purposes hereof, (i) the term “Base Year Value” means the aggregate assessed value of property within the South Plan Area on the assessment roll last equalized prior to the effective date of the ordinance adopting the Redevelopment Plan, and (ii) the term “last equalized” has the meaning set forth in Section 2052 of the California Revenue and Tax Code.

7. Mitigation Measures. Tenant has been informed by Landlord that the Project (along with other property) is subject to the Mitigation Monitoring and Reporting Program for the Mission Bay South Plan Area (including, but not limited to, the Mission Bay South CEQA Mitigation Measures described in Attachment L to the Mission Bay South Owner Participation Agreement between the Redevelopment Agency and CDC dated November 16, 1998, and recorded in the Official Records on December 3, 1998, as Document No. 98-G477258). Tenant shall comply with the following mitigation measures (and with any other mitigation measures that Landlord reasonably determines are applicable to Tenant’s operations in the Premises):

(a) Mitigation Measure L01 (Biohazardous Materials Handling Guidelines): Require businesses that handle biohazardous materials and do not receive federal funding to certify that they follow the guidelines published by the National Research Council and the U.S. Department of Health and Human Services Public Health Service, National Institutes of Health, and Centers for Disease Control as set forth in Biosafety in Microbiological and Biomedical Laboratories, Guidelines for Research Involving Recombinant DNA Molecules (NIH Guidelines), and Guide for the Care and Use of Laboratory Animals, or their successors, as applicable.

(b) Mitigation Measure L02 (Use of HEPA Filters): Require businesses handling biohazardous materials to certify that they use high efficiency particulate air (HEPA) filters or substantially equivalent devices on all exhaust from Biosafety Level 3 laboratories unless they demonstrate that exhaust from the Biosafety Level 3 laboratories would not pose a substantial health and safety hazards to the public or the environment. Require such businesses to certify that they inspect or monitor the filters regularly to ensure proper functioning.

(c) Mitigation Measure L03 (Handling of Biohazardous Materials): Require businesses handling biohazardous materials to certify that they do not handle or use biohazardous materials requiring Biosafety Level 4 containment (i.e., dangerous or exotic materials that pose high risks of life-threatening diseases or aerosol-transmitted infections, or unknown risks of transmitting in the Project Area).

8. Declaration of Tax Appeal Waiver Agreement. Tenant acknowledges that it has received and reviewed a certain Declaration of Tax Appeal Waiver Agreement dated May 23, 2014, executed and acknowledged on behalf of FOCIL-MB, LLC, and Landlord, recorded in the Official Records on May 23, 2014, as Document No. 14-J886906 (“Declaration of Tax Appeal Waiver Agreement”), and further that this Lease and Tenant are subject and subordinate to, and Tenant shall not violate, the covenants contained in such Declaration of Tax Appeal Waiver Agreement. Such Declaration of Tax Appeal Waiver Agreement contains certain

EXHIBIT F

covenants by Landlord to not (and waivers of any rights to) take any action or seek to take any action (including filing any appeal, contest, commencing any legal action or otherwise challenging or disputing in any way) that would result in a reduction of the assessed value of the Project for property tax purposes below a “Minimum Amount” (as defined in the Declaration of Tax Appeal Waiver Agreement as the sum of (i) $95,000,000.00 plus (ii) the actual construction costs for the Project, provided, however, that the Minimum Amount shall increase on the anniversary of the Completion of Construction (as defined therein) and annually thereafter by 2%). In connection with the foregoing, and notwithstanding the terms and conditions of Article 4 of this Lease, (a) Tenant shall not have the right to require Landlord to seek any reduction in Tax Expenses below the Minimum Amount, and (b) notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord’s consent shall constitute an Event of Default by Tenant under this Lease.

EXHIBIT F

SCHEDULE 1 TO EXHIBIT F

THE EXCHANGE

SUCCESSOR PROJECT LABOR AGREEMENT

SCHEDULE 1 TO

EXHIBIT F

MISSION BAY

PROJECT AGREEMENT

Exhibit A-2

MISSION BAY

PROJECT AGREEMENT

This Project Agreement (“Agreement”) is entered into this                  day of                 , 200     by and among                     , (hereinafter referred to as the “Project Contractor”), and the San Francisco Building and Construction Trades Council, AFL-CIO; and affiliated Local Unions whose names are subscribed hereto and who have, through their duly authorized officers, executed this Agreement (hereinafter collectively referred to as the “Union” or the “Unions”). The term Contractor as used in this Agreement includes all contractors and subcontractors of whatever tier. Contractor agrees to comply with the collective bargaining agreements listed in Schedule A for the purposes of the Covered Work only, and any obligation incurred under Schedule A agreements shall expire with the termination of this Agreement. Where specific reference to                  only is intended, the term Project Contractor is used. This project is being constructed pursuant to an Owner’s Participation Agreement (“Owner OPA”) for Mission Bay                      originally between the Redevelopment Agency of the City and County of San Francisco and Catellus Development Corporation (“Catellus”) and subsequently transferred in part to                  (the “Owner). The project area is generally bound by                                         .

Catellus and the Unions entered into the Mission Bay Project Agreement (“Original PLA”) for the entire Mission Bay project on October 8, 1990. The Original PLA was amended by an Addendum to Agreement effective                     , 2003 (“Addendum”), which among other things, requires the execution of this Agreement by the Project Contractor when Catellus sells, conveys, ground leases or donates to a third party any real property covered by the Original PLA, subject to the terms and conditions of the Addendum.

Exhibit A-3

ARTICLE I.	PURPOSE

The construction at the Owner’s project will require substantial numbers of employees from construction and other supporting crafts. The orderly and uninterrupted construction of the work at the Mission Bay project and the Owner’s project are of significant interest to the parties to this Agreement.

It is the purpose of this Agreement to ensure that all work covered by this Agreement proceeds efficiently, economically, and with due consideration for the protection of labor standards, wages, and working conditions.

Consistent with the implementation of the programs described in the Mission Bay Affirmative Action and Economic Development Plan (“MBAAWEDP”), Project Contractor will, to the fullest extent possible, award all construction contracts to unionized construction firms. Project Contractor further commits that all construction work under its jurisdiction shall be at prevailing wages, fringes and conditions for all trades and crafts pursuant to the appropriate contract identified on Schedule A. Project Contractor will use good-faith efforts to maximize MBE, WBE and LBE contracts with union firms. Should it be determined that Minority Business Enterprise/Women Owned Business Enterprise (MBE/WBE) goals for this project are not being reached as a result of this Agreement, the affected crafts, San Francisco Building Trades Council and Project Contractor will meet and confer to arrive at a resolution which allows for MBE/WBE goal attainment.

The parties to this Agreement have agreed and do establish and put into practice effective and binding methods for the settlement of all misunderstandings, disputes, or grievances that may arise between or among the parties to this Agreement. To accomplish the purpose that the

Exhibit A-4

Contractor be assured of complete continuity of operation and that labor-management peace be maintained, the Unions agree not to engage in any strike, picketing, work stoppage, slowdown, sympathy action or any other disruptive activities directed to or in connection with Covered Work, and the Contractors agree not to engage in any lockout.

ARTICLE II.	EFFECT OF OTHER AGREEMENTS

The provisions of this Agreement, including the local collective bargaining agreements listed on Schedule A, shall apply to Project Contractor’s construction and the Owner’s project, notwithstanding the provisions of local and/or national union agreements which may conflict or differ with the terms of this Agreement. Where a subject is covered by the provisions of this Agreement is also covered by a collective bargaining agreement which is listed on Schedule A, the provisions of this Agreement shall prevail. Where a subject is covered by the provisions of a collective bargaining agreement identified in Schedule A and not covered by this Agreement, the provisions of the appropriate collective bargaining agreement identified on Schedule A shall prevail. Further, the parties are bound by the MBAAEDP which is incorporated in its entirety in this document as though set forth herein. This Agreement is not a collateral agreement within the meaning of Section 56.3(c) and 56.11 of the San Francisco Administrative Code.

ARTICLE III.	SCOPE OF THE AGREEMENT

This Agreement shall apply to all demolition, new construction including exterior landscaping and tenant work, including but not limited to mill cabinet work and built-in furniture work performed on the Owner’s project by or otherwise at the control and direction of Project Contractor excluding uses existing at the time of execution of this Agreement (referred to herein as “Covered Work”).

Exhibit A-5

ARTICLE IV.	UNION RECOGNITION

The Contractor recognizes the Unions signatory hereto as the collective bargaining agents for its employees covered by the terms of this Agreement.

This Agreement does not apply to general superintendents, superintendents, assistant superintendents, (unless covered in a collective bargaining agreement listed in Schedule A), office and clerical employees, guards or other professional or supervisory employees as defined in the National Labor Relations Act.

ARTICLE V.	MANAGEMENT’S RIGHTS

The Contractors retain full and exclusive authority for the management of its operations. Except as expressly limited by other provisions of this Agreement and the appropriate collective bargaining agreement listed on Schedule A, the Contractor retains the right to direct the working force, including the hiring, promotion, transfer, discipline or discharge of its employees; the selection of foremen; the assignment and scheduling of work; and, the requirement of overtime work and the determination of when it shall be worked. No rules, customs, or practices which limit or restrict productivity, efficiency or the individual and/or joint working efforts of employees shall be permitted or observed. The Contractor may utilize any methods or techniques of construction.

Except as otherwise stated in the appropriate collective bargaining agreement listed on Schedule A, there shall be no limitation or restriction upon the Contractor’s choice of materials or design, nor, regardless of source or location, upon the full use and installation of equipment, machinery, package units, precast, prefabricated, prefinished, or preassembled materials, tools,

Exhibit A-6

or other labor saving devices. The Contractor may without restriction install or otherwise use materials, supplies or equipment regardless of their source. The on-site installation of application of such items shall be performed by the craft customarily having jurisdiction over such work under the applicable collective bargaining agreement listed on Schedule A; provided, however, it is recognized that other personnel having special talents or qualifications may participate in the installation, checkout or testing of specialized or unusual equipment or facilities.

Except as otherwise stated in the appropriate collective bargaining agreement listed on Schedule A, it is recognized that the use of new technology, equipment, machinery, tools and/or labor savings devices and methods of performing work will be initiated by the Contractor from time to time during the project. The Union agrees that it will not in any way restrict the implementation of such new devices or work methods. If there is any disagreement between the Contractor and the Union concerning the manner or implementation of such device or method of work, the implementation shall proceed as directed by the Contractor, and the Union shall have the right to arbitrate the dispute as set forth in Article VIII of this Agreement.

The failure of the Contractor to exercise rights herein reserved to it or the exercise of those rights in a particular way shall not be deemed a waiver of said rights or of the Contractor’s right to exercise said rights in some other manner not in conflict with the terms of this Agreement.

Exhibit A-7

ARTICLE VI.	UNION REPRESENTATION

Authorized representatives of the Union shall have access to the Covered Work provided they do not interfere with the work of employees and further provided that such representatives fully comply with the posted visitor and security and safety rules of the Covered Work.

The Union shall have the right to designate working journey workers as stewards. The Union shall, in writing, notify the Contractor as to the identity of the designated steward prior to the assumption of his/her duties as a steward. In addition to his/her work as an employee, the steward shall have the right to receive, but not solicit, complaints or grievances and to discuss and assist in the adjustment of the same with the employee’s appropriate supervisor. The Contractor will not discriminate against a steward in the proper performance of his/her Union duties provided that such duties do not interfere with his/her regular work or with the work of other employees. Stewards shall receive the regular rate of pay for their respective craft. There will be no non-working stewards. The steward shall not have the right to determine when overtime shall be worked or who shall work overtime, or to interfere with any of the supervisory functions of the Contractor.

The Contractor agrees to notify the appropriate Union twenty-four (24) hours prior to the layoff of a steward, except in the case of discipline or discharge for a cause. If a steward is protected against such layoff by the provision of any of the collective-bargaining agreements listed on Schedule A, such protection shall be recognized to the extent that the steward possesses the necessary qualifications to perform the work remaining. In any case in which a steward is discharged or disciplined for cause the appropriate Union shall be notified immediately by the Contractor. For the purpose of this provision, “cause” for discharge shall mean incompetence, unexcused absenteeism, disobedience of orders, unsatisfactory performance of duties and violation of posted project work rules.

Exhibit A-8

On work where Catellus’ or Owner’s personnel may be working in close proximity of the construction activities, the Union agrees that its representatives, stewards and individual workers will not interfere with Catellus’ or Owner’s personnel or with the work which is being performed by Catellus’ or Owner’s personnel. This is not to be construed to mean that Catellus’ or Owner’s personnel may perform work covered by the collective bargaining agreements listed on Schedule A.

ARTICLE VII	WORK STOPPAGES AND LOCKOUTS

During the term of this Agreement, there shall be no strikes, picketing, work stoppages, slowdowns, sympathy actions or any other disruptive activities directed at or in connection with Covered Work for any reason by the Union or by any employee, and there shall be no lockout by the Contractor.

Failure of any Union or employee to cross any picket line established at the site of Covered Work is a violation of this Article.

The Union shall not sanction, aid or abet, encourage or continue any work stoppage, slowdown, sympathy action, strike, picketing or other disruptive activity at the site of Covered Work and shall undertake all possible means to prevent or to terminate any such activity. No employee shall engage in activities which violate this Article. Any employee who participates in or encourages any activities which interfere with the normal operations of the Covered Work shall be subject to disciplinary action, including discharge. The Union shall not be liable for acts of employees for which it has no responsibility.

Exhibit A-9

In lieu of or in addition to any other action at law or equity, any party, including the Project Contractor, who the parties agree is a beneficiary of this Agreement and specifically this Article with full right of participation in any action under this Article, may institute the following procedure when a breach of paragraphs 1, 2, and/or 3 of this Article is alleged:

(a)	The party invoking this procedure shall notify Gerald Mckay or John Kagel who the parties agree shall be the permanent Arbitrator under this procedure. In the event that the permanent Arbitrator is unavailable at any time, he shall appoint his alternate. Notice to the Arbitrator shall be by the most expeditious means available, with notice by telegram to the party alleged to be in violation and the involved International Union President.

(b)	Upon receipt of said notice, the Arbitrator named above or his alternate shall set and hold a hearing within twenty-four (24) hours if it is contended that the violation still exists.

(c)	The Arbitrator shall notify the parties by telegram of the place and time he has chosen for this hearing. Said hearing shall be completed in one session. A failure of any party to parties to attend said hearing shall not delay the hearing of evidence or issuance of an award by the Arbitrator.

Exhibit A-10

(d)	The sole issue at the hearing shall be whether or not a violation of paragraphs 1, 2 and/or 3 of this Article has, in fact, occurred and the Arbitrator shall have no authority to consider any matter in justification, explanation or mitigation of such violation or to award damages. Any issue concerning damages is reserved for court proceedings, if any. The award shall be issued in writing within three (3) hours after the close of the hearing and may be issued without an opinion. If any party desires an opinion, one shall be issued within fifteen (15) days, but its issuance shall not delay compliance with, or enforcement of the Award. The Arbitrator may order cessation of the violation of this Article and other appropriate relief, and such Award shall be served on all parties by hand or registered mail upon issuance.

(e)	Such Award may be enforced by any court of competent jurisdiction upon the filing of this Agreement and all other relevant documents referred to hereinabove in the following manner. Telegraphic notice of the filing of such enforcement proceedings shall be given to the other party. In the proceeding to obtain an temporary order enforcing the Arbitrator’s Award as issued under paragraph 4(d) of this Article, all parties waive the right to a hearing and agree that such proceedings may be ex parte. Such agreement does not waive any party’s right to participate in a hearing for a final order of enforcement. The court’s order or orders enforcing the Arbitrator’s Award shall be served on all parties by hand or by delivery to their last known address or by registered mail.

(f)	Any rights created by statute or law governing arbitration proceedings inconsistent with the above procedure or which interfere with compliance therewith are hereby waived by the parties to whom they accrue.

Exhibit A-11

(g)	The fees and expenses of the Arbitrator shall be divided equally between the moving parties and the party or parties respondent.

ARTICLE VIII	PROJECT COORDINATION COMMITTEE

The parties agree to form a committee comprised of representatives for the Building Trades Council, affected local union and Project Contractor, to meet and discuss issues which may arise from time to time regarding the interpretation, application and enforcement of this Agreement.

In the event a dispute arises between or among the parties thereto which cannot be resolved by the committee described in the preceding paragraph, then the dispute shall be referred to arbitration as described in Article VII with mutually agreed-upon extensions to time limits set forth therein, as may be required.

ARTICLE IX	WORK ASSIGNMENTS AND JURISDICTION DISPUTES

Work shall be assigned by the Contractor. There shall be no strikes, picketing, work stoppage, sympathy actions, slowdowns or other disruptive activity arising out of any jurisdictional dispute directed at or in connection with Covered Work during the term of this Agreement.

Except as provided below, all jurisdictional disputes will be settled in accordance with the procedural rules and decisions of the Plan for Settlement of Jurisdictional Disputes in the Construction Industry and shall be binding upon the Contractor and the Unions.

Exhibit A-12

Where a jurisdictional dispute involves any Union not a party to the Plan for Settlement of Jurisdictional Disputes in the Construction Industry and is not resolved among the Unions and the site representative of the affected Contractor, it shall be referred for resolution to the International Unions with which the disputed Unions are affiliated. The International Unions shall hereafter meet with the representative of the affected Contractor to reach a joint resolution of the disputes. For purposes of all disputes referred to the International Unions shall hereafter meet with the representative of the affected Contractor to reach a joint resolution of the disputes. For purposes of all disputes referred to the International Unions, the Project Contractor shall be a party in interest. The resolution of the dispute shall be reduced to writing, signed by representatives of the Local and/or International Unions and a copy furnished to the Contractor. (The Local and/or International Unions and the Contractor, in making their determination, shall have no authority to assign work to a double crew, that is, to more employees than the minimum required to perform the work involved, or to assign the work to employees who are not qualified to perform the work involved.) This does not prohibit establishment of composite crews following jurisdictional guidelines where more than one employee is needed for the job. The work shall proceed as assigned by the Contractor until such resolution by the parties has been confirmed in the manner indicated by the disputing Unions to the Contractors. Any such resolution shall be final and binding on the Contractor and the Unions.

ARTICLE X WAGES, HOURS, WORKING CONDITIONS AND FRINGE BENEFITS

With the exception of black Friday which shall not be observed on construction covered by this Agreement, wages, hours, fringe benefits and other working conditions shall be determined by the appropriate collective bargaining agreements listed on Schedule A. Make-up days as provided in certain collective bargaining agreements listed on Schedule A shall apply to work covered by this Agreement.

Exhibit A-13

ARTICLE XI NO DISCRIMINATION

The Contractor and the Unions agree that they will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin or age in any manner prohibited by law.

ARTICLE XII APPRENTICES

In order to meet and fulfill minority and woman apprentices and journey-level goals, to ensure those inducted into apprenticeship programs through Mission Bay Affirmative Action reach status, a continuity of work is required. All work covered by this Agreement will have an appropriate apprenticeship program equal to or better than those established by the appropriate collective bargaining agreements listed on Schedule A or their respective equivalent. The work will be done under the wages, hours, conditions, benefits of the appropriate collective bargaining agreement identified on Schedule A. The recruitment, selection, employment and training of apprentices shall be without discrimination because of age, race, color, religion, national origin, or sex. This provision shall be applied in manner consistent with the MBAAEDP and the appropriate JATC, except where superseded by the provisions of the Amended Consent Decree in Civil Case No. C-71-1277RFP, as modified, or as may be subsequently modified during the term of this Agreement.

Exhibit A-14

ARTICLE XIII SAFETY AND HEALTH

The Contractor, the Unions and the employees shall comply with all applicable provisions of local, state, and federal laws and regulations relating to the job safety and safe work practices.

ARTICLE XIV SAVINGS AND SEPARABILITY

It is not the intention of either the Contractor or the Union parties hereto to violate any laws governing the subject matter of this Agreement. The parties hereto agree that in the event any provisions of this Agreement are finally held or determined to be illegal or void as being in contravention of any applicable law, the remainder of this Agreement shall remain in full force and effect unless the part or parts so found to be void are wholly inseparable from the remaining portions of this Agreement. Further, Contractor and Union agree that if and when any or all provisions of this Agreement are finally held or determined to be illegal or void by a court of competent jurisdiction, an effort will be made to then promptly enter into negotiations concerning the substance affected by such decision for the purpose of achieving conformity with the requirements of any applicable law and the intent of the parties hereto.

This Article shall not be construed to waive the prohibitions of Article VII, and if the parties are unable to resolve their differences, the matter shall be referred to the procedure of Article VIII for resolution.

Exhibit A-15

ARTICLE XV	ENTIRE UNDERSTANDING

The parties agree that the total results of their bargaining are embodied in this Agreement, and any attached exhibits and schedules, and no party signatory hereto is required to render any performance not set forth in the wording of this Agreement. This Agreement may be amended only by written agreement signed by the parties hereto. In the event that modification to this Agreement is required, the parties agree to promptly convene the Project Coordination Committee to discuss and negotiate the necessary modification.

ARTICLE XVI	DURATION OF THE AGREEMENT

This Agreement shall become effective immediately upon Project Contractor’s commencement of any demolition or construction activities at the Owner’s project within the scope of the Owner’s OPA and this Agreement and shall continue in effect for the duration Owner’s construction activities on the Owner’s project as described in Article III above. Construction of any phase, portion, section or segment of Owner’s project shall be deemed completed when such phase, portion, section or segment has been turned over to the Owner and has received the final acceptance from the Owner’s representative.

The collective bargaining agreements identified on Schedule A attached to this Agreement shall continue in full force and effect until the contractor and union parties to those collective bargaining agreements notify the Project Contractor of the mutually agreed upon changes in such agreements. The parties agree that any provisions negotiated into said collective bargaining agreements will not apply to work on the Owner’s project if such provisions are less favorable to the Contractor than those uniformly required of contractors for construction work covered by those agreements. Such provisions, negotiated, shall not be recognized or applied on Owner’s project if they may be construed to apply exclusively or predominantly to work covered by this Agreement.

Exhibit A-16

The Unions agree that there will be no strikes, work stoppages, sympathy actions, picketing, slowdowns or other disruptive activities affecting the Covered Work by the Unions involved in the negotiation of the collective bargaining agreements listed on Schedule A, nor shall there by any lockout on Covered Work affecting the Unions during the course of such negotiations. Any disagreement between the parties over the incorporation into a collective bargaining agreement listed on Schedule A of such provision agreed upon in the negotiation of the collective bargaining agreement shall be subject to the grievance and arbitration procedures of Article VIII.

This Agreement shall be effective until                  ,     200      and shall renew automatically for additional terms of seven years (7) each unless not less than ninety (90) days prior to the termination date of the initial or any subsequent term either Project Contractor or the San Francisco Building Trades Council give written notice to the other requesting modification or termination of the Owner’s OPA. Notwithstanding, this Agreement shall terminate upon the termination of the Owner’s OPA. Should this Agreement terminate due to the termination of the Owner’s OPA, it will be automatically reinstated if the Owner’s OPA or a substitute agreement thereto is reinstated within three (3) years of its termination. If reinstatement of the Owner’s OPA or a substitute agreement thereto occurs more than three (3) years after its termination, the parties will negotiate a new project agreement. Reinstatement of this Agreement is subject to the seven (7) year terms and notice provision stated above.

Exhibit A-17

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and effective as of the day and year above written.

PROJECT CONTRACTOR

SAN FRANCISCO BUILDING AND CONSTRUCTION TRADES COUNCIL, AFL-CIO

UNIONS (See Schedule A Attached)

Exhibit A-18

SCHEDULE A

Insulators & Asbestos Workers Local 16	Boilermakers Local 549

Dated:	Dated:

Bricklayers & Allied Crafts Local 3	Carpenters Local 22

Dated:	Dated:

Carpenters Local 2236	Carpet & Linoleum Layers Local 12

Dated:	Dated:

Cement Masons Local 300, Area 580	Electrical Workers Local 6

Dated:	Dated:

Elevator Constructors Local 8	Glaziers & Glassworkers Local 718

Dated:	Dated:

Exhibit A-19

Hod Carriers Local 36	Iron Workers Local 377

Dated:	Dated:

Laborers Local 67	Laborers Local 261

Dated:	Dated:

Lathers Local 68-L	Laborers Local 102

Dated:	Dated:

Operating Engineers Local 3	Painters Local 4

Dated:	Dated:

Piledrivers Local 34	Operative Plasterers Local 66

Dated:	Dated:

Exhibit A-20

Plumbers & Steamfitters Local 38	Roofers & Waterproofers Local 40

Dated:	Dated:

Sheet Metal Workers Local 104	Sign & Display Local 510

Dated:	Dated:

Sprinkler Fitters Local 483	Teamsters Local 853

Dated:	Dated:

Professional & Technical Engineers Local 21	Iron Workers Shop Local 790

Dated:	Dated:

United Steelworkers of America Machinists Local 1304	Window Cleaners Local 44

Dated:	Dated:

Exhibit A-21

EXHIBIT G

THE EXCHANGE

MARKET RENT ANALYSIS

When determining Market Rent, the following rules and instructions shall be followed.

1. RELEVANT FACTORS. The “Market Rent,” as used in this Lease, shall be equal to the annual rent per rentable square foot as would be applicable on the commencement of the applicable Option Term at which tenants, are, pursuant to transactions consummated within the twelve (12) month period immediately preceding the first day of the Option Term (provided that timing adjustments shall be made to reflect any perceived changes which will occur in the Market Rent following the date of any particular Comparable Transaction up to the date of the commencement of the Option Term) leasing non-sublease, non-encumbered, non-equity space comparable in location and quality to the Renewal Premises and consisting of at least two hundred fifty thousand (250,000) rentable square feet (unless there are not at least two (2) Comparable Transactions of at least two hundred fifty thousand (250,000) rentable square feet, then consisting of at least one hundred thousand (100,000) rentable square feet), for a comparable term, in an arm’s-length transaction, which comparable space is located in the “Comparable Buildings,” as that term is defined in Section 4, below (transactions satisfying the foregoing criteria shall be known as the “Comparable Transactions”). The terms of the Comparable Transactions shall be calculated as a Net Equivalent Lease Rate pursuant to the terms of this Exhibit G and shall take into consideration only the following terms and concessions (the “Concessions”): (i) the rental rate and escalations for the Comparable Transactions taking into account the amenities included in such Comparable Transactions, such as usage rights with respect to unique amenities, common areas, parking rights, and signage rights, compared with the amenities included under this Lease, such as usage rights with respect to the Roof Deck, parking rights, the Common Areas, and signage rights, (ii) the amount of parking rent per parking permit paid in the Comparable Transactions, (iii) operating expense and tax escalation protection granted in such Comparable Transactions such as a base year or expense stop; (iv) improvements or allowances provided or to be provided for such comparable space, as compared to the value of the existing improvements in the Renewal Premises, such value of existing improvements in the Renewal Premises to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by general office users, (v) rental/parking abatement concessions, if any, being granted such tenants in connection with such comparable space, and (vi) all other monetary allowances and concessions being granted such tenants in connection with such Comparable Transactions; provided, however, that no consideration shall be given to (1) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (2) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of improvements in such comparable space; provided, however, to the extent any of the tenants in the Comparable Transactions complete (or are reasonably anticipated to complete) the construction of improvements in such comparable space early, and are allowed to occupy their premises for purpose of conducting business without the payment of rent (similar to Tenant’s beneficial

EXHIBIT G

occupancy right in Section 2.5.2 of this Lease), then such occupancy period shall be considered in connection with the determination of Option Rent. The Market Rent shall include adjustment of the stated size of the Renewal Premises, based upon the standards of measurement utilized in the Comparable Transactions. In addition, because the rentable square footage of the Renewal Premises shall have determined pursuant to Section 1.2 of the Lease, no consideration shall be given to the measurement standard used to determine the rentable square footage of the Comparable Transactions, as compared to the measurement standard used by Landlord and Tenant to determine the rentable square footage of the Renewal Premises, and in no event shall the size of the Renewal Premises change in connection with the determination of Market Rent.

2. INTENTIONALLY OMITTED.

3. CONCESSIONS. If, in determining the Market Rent for an Option Term, Tenant is entitled to Concessions, Tenant shall not be granted such Concessions in-kind, but instead the rental rate component of the Market Rent shall be adjusted (pursuant to the methodology provided in Section 5), to reflect the fact that Tenant shall not be receiving such Concessions; provided, however, Landlord may, at Landlord’s sole option, elect to grant any “free rent”, “rent abatement”, or “improvement allowances” Concessions to Tenant in-kind (i.e., as free rent, rent abatement, or improvement allowances), in which case the rental rate component of the Market Rent shall not be adjusted with respect to such free rent, rent abatement, and/or improvement allowance Concessions (but shall still be adjusted for any other Concessions Tenant is entitled to but not granted).

4. COMPARABLE BUILDINGS. For purposes of this Lease, the term “Comparable Buildings” shall mean the Buildings and those certain other first-class office buildings which are comparable to the Buildings in terms of age (based upon the date of completion of construction or major renovation), quality of construction, level of services and amenities (including, but not limited to, the type (e.g., surface, covered, subterranean) and amount of parking), size and appearance, proximity and access to transportation available to the public, freeway access, and are located in the area depicted on Schedule 1 to Exhibit G attached hereto.

5. METHODOLOGY FOR REVIEWING AND COMPARING THE COMPARABLE TRANSACTIONS. In order to analyze the Comparable Transactions based on the factors to be considered in calculating Market Rent, and given that the Comparable Transactions may vary in terms of length of term, rental rate, concessions, etc., the following steps shall be taken into consideration to “adjust” the objective data from each of the Comparable Transactions. By taking this approach, a “Net Equivalent Lease Rate” for each of the Comparable Transactions shall be determined using the following steps to adjust the Comparable Transactions, which will allow for an “apples to apples” comparison of the Comparable Transactions.

5.1 The contractual rent payments for each of the Comparable Transactions should be arrayed monthly or annually over the lease term. All Comparable Transactions should be adjusted to simulate a net rent structure, wherein the tenant is responsible for the payment of all property operating expenses and taxes. This results in the estimate of Net Equivalent Rent received by each landlord for each Comparable Transaction being expressed as a periodic net rent payment.

EXHIBIT G

5.2 Any free rent or similar inducements received over time should be deducted in the time period in which they occur, resulting in the net cash flow arrayed over the lease term.

5.3 The resultant net cash flow to be received by the landlord in a Comparable Transaction should be then discounted (using an annual discount rate equal to 8.0%) to the commencement date of the lease term for such Comparable Transaction (but not including any build-out period if included in the lease term), resulting in a net present value estimate.

5.4 From the net present value, up front inducements (improvements allowances and other concessions) should be deducted. These items should be deducted directly, on a “dollar for dollar” basis, without discounting since they are typically incurred at lease commencement, while rent (which is discounted) is a future receipt.

5.5 The net present value should then amortized back over the lease term as a level monthly or annual net rent payment using the same annual interest rate of 8.0% used in the present value analysis. This calculation will result in a hypothetical level or even payment over the option period, termed the “Net Equivalent Lease Rate” (or constant equivalent in general financial terms).

6. USE OF NET EQUIVALENT LEASE RATES FOR COMPARABLE TRANSACTIONS. The Net Equivalent Lease Rates for the Comparable Transactions shall then be used to reconcile, in a manner usual and customary for a real estate appraisal process, to a conclusion of Market Rent which shall be stated as a Net Equivalent Lease Rate applicable the Option Term.

EXHIBIT G

SCHEDULE 1 TO EXHIBIT G

THE EXCHANGE

DEPICTION OF COMPARABLE AREA

SCHEDULE 1 TO

EXHIBIT G

EXHIBIT H

THE EXCHANGE

RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

FORM OF RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

ALLEN MATKINS LECK GAMBLE

MALLORY & NATSIS LLP

1901 Avenue of the Stars, 18th Floor

Los Angeles, California 90067

Attention: Anton N. Natsis, Esq.

RECOGNITION OF COVENANTS,

CONDITIONS, AND RESTRICTIONS

This Recognition of Covenants, Conditions, and Restrictions (this “Agreement”) is entered into as of the                      day of                     , 20            , by and between                      (“Landlord”), and                      (“Tenant”), with reference to the following facts:

A. Landlord and Tenant entered into that certain Lease dated                     , 20         (the “Lease”). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the “Premises”) located in certain buildings on certain real property described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

B. The Premises is located in a project located on real property which is part of an area owned by Landlord containing approximately              (        ) acres of real property located in the City of                     , California (the “Project”), as more particularly described in Exhibit B attached hereto and incorporated herein by this reference.

C. Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the “Declaration”), dated                     , 20            , in connection with the Project.

D. Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

EXHIBIT H

1. Tenant’s Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

2. Miscellaneous.

2.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys’ fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different from those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

2.8 Time is of the essence of this Agreement.

2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

EXHIBIT H

2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

EXHIBIT H

SIGNATURE PAGE OF RECOGNITION OF

COVENANTS, CONDITIONS AND RESTRICTIONS

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

“Landlord”:

,
a

By:

Its:

“Tenant”:

,
a

By:
Its:

By:
Its:

EXHIBIT H

EXHIBIT I

THE EXCHANGE

FORM OF LETTER OF CREDIT

(Letterhead of a money center bank

acceptable to the Landlord)

FAX NO. [( ) - ] SWIFT: [Insert No., if any]	[Insert Bank Name And Address]
DATE OF ISSUE:
BENEFICIARY: KR Mission Bay, LLC c/o Kilroy Realty Corporation 12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064 Attention: Legal Department Fax: (310) 481-6530	APPLICANT: [Insert Applicant Name And Address]
LETTER OF CREDIT NO.
EXPIRATION DATE: AT OUR COUNTERS	AMOUNT AVAILABLE: USD[Insert Dollar Amount] (U.S. DOLLARS [Insert Dollar Amount])

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.                  IN YOUR FAVOR FOR THE ACCOUNT OF [Insert Tenant’s Name], A [Insert Entity Type], UP TO THE AGGREGATE AMOUNT OF USD[Insert Dollar Amount] ([Insert Dollar Amount] U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON (Expiration Date) AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1. THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

2. BENEFICIARY’S SIGNED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF [Insert Landlord’s Name], A [Insert Entity Type] (“LANDLORD”) STATING THE FOLLOWING:

EXHIBIT I

“THE UNDERSIGNED HEREBY CERTIFIES THAT THE LANDLORD, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE, HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD          IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), OR SUCH AMOUNT CONSTITUTES DAMAGES OWING BY THE TENANT TO BENEFICIARY RESULTING FROM THE BREACH OF SUCH LEASE BY THE TENANT THEREUNDER, OR THE TERMINATION OF SUCH LEASE, AND SUCH AMOUNT REMAINS UNPAID AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]‘S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO.                  AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                  AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                  AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                      AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE.”

EXHIBIT I

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING. [Please Provide The Required Forms For Review, And Attach As Schedules To The Letter Of Credit.]

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

ALL BANKING CHARGES ARE FOR THE APPLICANT’S ACCOUNT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE. IN NO EVENT, AND WITHOUT FURTHER NOTICE FROM OURSELVES, SHALL THE EXPIRATION DATE BE EXTENDED BEYOND A FINAL EXPIRATION DATE OF         (60 days from the Lease Expiration Date)        .

THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON REQUEST) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES, WHICH FEES SHALL BE PAYABLE BY APPLICANT (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK REIMBURSEMENT THEREOF FROM APPLICANT). IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY’S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE’S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.

EXHIBIT I

ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: ‘‘DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO.                 .”

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AT OR PRIOR TO [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY. IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AFTER [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, “BUSINESS DAY” SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER, [Insert Fax Number – (        )         -        ], ATTENTION: [Insert Appropriate Recipient], WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER [Insert Telephone Number – (        )         -        ] OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE APPLICABLE SUCH NUMBER. WE AGREE TO NOTIFY YOU IN WRITING, BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OF ANY CHANGE IN SUCH DIRECTION. ANY FACSIMILE PRESENTATION PURSUANT TO THIS PARAGRAPH SHALL ALSO STATE THEREON THAT THE ORIGINAL OF SUCH SIGHT DRAFT AND LETTER OF CREDIT ARE BEING REMITTED, FOR DELIVERY ON THE NEXT BUSINESS DAY, TO [Insert Bank Name] AT THE APPLICABLE ADDRESS FOR PRESENTMENT PURSUANT TO THE PARAGRAPH FOLLOWING THIS ONE.

WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT [Insert Bank Name], [Insert Bank Address], ATTN: [Insert Appropriate Recipient], ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT, (Expiration Date).

EXHIBIT I

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE “INTERNATIONAL STANDBY PRACTICES” (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

Very truly yours,

(Name of Issuing Bank)

By:

EXHIBIT I

EXHIBIT I-1

THE EXCHANGE

FORM OF INITIAL LETTER OF CREDIT

Goldman Sachs Bank USA

200 West Street

New York, NY 10282

IRREVOCABLE STANDBY LETTER OF CREDIT

[insert date of issuance]

Applicant:	Beneficiary:
[insert name of Applicant]	[insert name of Beneficiary]
[insert address of Applicant]	Attn: [insert attention party name]
[insert address of Applicant]	[insert address of Beneficiary]
Email: [insert email address of Beneficiary]
Telephone: [insert telephone number of Beneficiary]
Letter of Credit Number: [insert reference number]	Expiration Date: [insert date]

Dear Sir or Madam:

At the request and for the account of [insert name and address of applicant] (“Applicant”), we, Goldman Sachs Bank USA (“Issuer”), issue this irrevocable, transferable standby letter of credit number [insert reference number] (“Standby”) from our offices in New York, New York in favor of [insert name and address of beneficiary] (“Beneficiary”) in the maximum aggregate amount of [amount].

We undertake to Beneficiary to pay Beneficiary’s demand for payment in the currency and for an amount available under this Standby and in the form of the Payment Demand attached hereto as Exhibit A completed as indicated and presented to us, together with the original of this Standby, at the following place for presentation: Goldman Sachs Bank USA, c/o Goldman Sachs Loan Operations, Attn: Letter of Credit Department Manager, 6011 Connection Drive, Irving, TX 75039, on or before the expiration date above. Your Payment Demand may be presented by hand delivery, courier service, overnight mail, email to gs-loc-operations@ny.email.gs.com or by facsimile transmission to 917-977-4587 or such other street address, email address, or fax number as we may notify you of in writing. If presentation is to be made by facsimile transmission, you shall provide telephone notification to us at 972-368-2790 prior to initiating such transmission.

EXHIBIT I-1

The expiration date of this Standby shall be automatically extended for successive one-year periods unless we notify Beneficiary by overnight courier, registered mail, or other receipted means of delivery sent to Beneficiary’s above-stated address at least thirty (30) or more days before the then-current expiration date that we elect not to extend the expiration date. The expiration date is not subject to automatic extension beyond [insert date].

Payment. Payment against a complying presentation shall be made from our offices at 200 West Street, New York, New York 10282 within 3 banking days after such complying presentation is made and shall be paid by wire transfer to a duly requested account of Beneficiary.

Drawing. Partial and multiple drawings are permitted.

Reduction. Any payment made under this Standby shall reduce the amount available under it.

Transfer. This Standby is transferable one or more times in its entirety but not in part. Any transfer fees shall be for the Applicant’s account. Any transfer made hereunder must conform strictly to the terms hereof and to the conditions of Rule 6 of ISP98. This Standby will not be transferred to any person or entity who is subject to sanctions issued by the U.S. Department of Commerce or to whom such transfer is prohibited by applicable regulations or laws or by any policy of the Issuer in effect at the time, or to whom payment is blocked or prohibited by foreign assets control regulations or any other applicable regulations or laws. No transfer shall be effected until:

1. an executed Transfer Request in the form of Exhibit B attached hereto is filed with us; and

2. the original of this Standby is returned to us for endorsement thereon of any transfer effected; and

3. the request has been approved, which approval will not be unreasonably withheld.

In the event that the original of this Standby is lost, stolen, mutilated, or otherwise destroyed, we hereby agree to issue a duplicate original hereof upon receipt of a written request from Beneficiary and a certification by Beneficiary (purportedly signed by Beneficiary’s authorized representative) of the loss, theft, mutilation, or other destruction of the original hereof.

ISP98 & Governing Law. This Standby is issued subject to the International Standby Practices 1998 (ISP98) (International Chamber of Commerce Publication No.590) and shall be governed by and construed in accordance with the law of the State of New York, including, without limitation, the Uniform Commercial Code as in effect from time to time in the State of New York.

EXHIBIT I-1

Communications. Communications other than demands may be made to us in writing and delivered in person, by courier, by email, or by facsimile transmission to us at: Goldman Sachs Bank USA, c/o Goldman Sachs Loan Operations, Attn: Letter of Credit Department Manager, 6011 Connection Drive, Irving, TX 75039, email: gs-loc-business@gs.com, facsimile: 917-977-4587. Beneficiary requests for amendment of this Standby, including amendment to reflect a change in Beneficiary’s address, should be made to Applicant, who may then request Issuer to issue the desired amendment.

GOLDMAN SACHS BANK USA

Authorized Signature

EXHIBIT I-1

Exhibit A

Form of Payment Demand

[INSERT DATE]

Goldman Sachs Bank USA

c/o Goldman Sachs Loan Operations

Attn: Letter of Credit Department Manager

6011 Connection Drive

Irving, TX 75039

Re: Your Standby Letter of Credit No.[insert reference number], dated [insert date], (the “Standby”)

The undersigned Beneficiary demands payment of [insert AMOUNT AND CURRENCY IN WORDS FOLLOWED BY PARENTHETICAL WITH ISO CURRENCY CODE AND THEN AMOUNT IN NUMBERS] under the Standby.

[INSERT ONE OF THE FOLLOWING ALTERNATIVE STATEMENTS:

Beneficiary states that [Applicant], which is the Tenant under that certain office lease dated [insert lease date], as the same may have been amended (collectively, the “Lease”), is obligated to pay to Beneficiary the amount demanded under or in connection with the agreement between Beneficiary and [Applicant] titled [insert agreement title] and dated [insert date], [as the same may have been amended, supplemented, or otherwise modified from time to time].

or

Beneficiary states that the Standby is set to expire fewer than 60 days from the date hereof because Issuer has given a notice of non-extension of the Standby.

or

Beneficiary states that Beneficiary is entitled to draw down the full amount of letter of credit no.                      as the result of the filing of a voluntary petition under the U.S. Bankruptcy Code or a State Bankruptcy Code by the Tenant under the Lease, which filing has not been dismissed at the time of this drawing.

or

Beneficiary states that Beneficiary is entitled to draw down the full amount of letter of credit no.                      as the result of an involuntary petition having been filed under the U.S. Bankruptcy Code or a State Bankruptcy Code against the Tenant under the Lease, which filing has not been dismissed at the time of this drawing.

or

EXHIBIT I-1

Beneficiary states that Beneficiary is entitled to draw down the full amount of letter of credit no.                          as the result of the rejection, or deemed rejection, of the Lease, under Section 365 of the U.S. Bankruptcy Code.

Beneficiary requests that payment be made by wire transfer to an account of Beneficiary as follows: [INSERT NAME AND NUMBER OF BENEFICIARY’S ACCOUNT AND NAME, ADDRESS, AND ROUTING NUMBER OF BENEFICIARY’S BANK].

[Insert Beneficiary’s name and address]

By its authorized officer:

[INSERT ORIGINAL SIGNATURE]
[INSERT TYPED/PRINTED NAME AND TITLE]

EXHIBIT I-1

Exhibit B

Form of Transfer Request

FULL TRANSFER OF LETTER OF CREDIT

Goldman Sachs Bank USA

c/o Goldman Sachs Loan Operations

ATTN: Letter of Credit Department Manager

6011 Connection Drive

Irving, Texas 75039

Re: Your Standby Letter of Credit No.[insert reference number], dated [insert date]

Ladies and Gentlemen:

For value received, the undersigned beneficiary (the “Beneficiary”) hereby requests that all rights of the undersigned Beneficiary to draw under the above-captioned Letter of Credit (the “Standby”) be irrevocably transferred to:

[INSERT NAME OF TRANSFEREE]

[INSERT ADDRESS OF TRANSFEREE]

Beneficiary states that there are no outstanding demands by Beneficiary for payment, no outstanding requests for transfer, and no outstanding requests for agreement to reduction or cancellation of the Standby.

By this transfer, all rights of the undersigned Beneficiary in the Standby are to be transferred to the transferee and the transferee shall thereafter have the sole rights as Beneficiary thereof; provided that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Standby pertaining to such transfers including, without limitation, your approval, which shall not be unreasonably withheld. All future amendments to the Standby are to be consented to by the transferee without necessity of any consent of or notice to the undersigned.

The Standby together with all amendments (if any) is returned herewith and in accordance therewith we ask that you transfer the Standby to the above transferee or that, if so requested by the transferee, you issue a new irrevocable letter of credit in favor of the transferee on the same terms as the Standby (other than the name and contact details of the beneficiary, the issue date thereof and the Letter of Credit number).

EXHIBIT I-1

Very truly yours,
[Insert Beneficiary’s name and address]

By its authorized officer:

[INSERT ORIGINAL SIGNATURE]
[INSERT TYPED/PRINTED NAME AND TITLE]

SIGNATURE GUARANTEED
The above signature(s) with title(s) conform(s) with that/those on file with us for this company and signer(s) is/are authorized to execute this instrument. We attest that the company has been identified by us as a customer, in compliance with USA PATRIOT Act procedures of our bank.

(Name of Bank)

(Bank Address)

(City, State, Zip Code)

(Telephone Number)

(Authorized Name and Title)

(Authorized Signature)

EXHIBIT I-1

EXHIBIT I-2

THE EXCHANGE

INTENTIONALLY OMITTED

EXHIBIT I-2

EXHIBIT J

THE EXCHANGE

LOCATION OF EXTERIOR SIGNAGE

EXHIBIT J

EXHIBIT J

EXHIBIT J

EXHIBIT J-1

THE EXCHANGE

ANTICIPATED LOCATION OF RETAIL SIGNAGE

EXHIBIT J-1

EXHIBIT K

THE EXCHANGE

MULTI-TENANT PROVISIONS

Except as otherwise expressly provided below, all references in this Exhibit K to a “Section” shall mean the relevant Section of the Lease to which this Exhibit K is attached.

1. Premises. The rentable square footage of the Premises and “Tenant’s Share” shall be modified accordingly to reflect the number of rentable square feet in the then existing Premises (consistent with the number of rentable square feet on each of the applicable floors of the Premises, as set forth in Exhibit A-1 attached to this Lease).

2. Permitted Use. Section 7 of the Summary shall be deleted and replaced with the following.

7. Permitted Use (Article 5):	General office use together with ancillary uses consistent with high-tech, multi-tenant first-class office buildings, subject to the terms and conditions set forth in Section 5.1 of this Lease.

3. Tax Expenses. Section 4.2.5.1 of this Lease shall be modified so that Tax Expenses includes leasehold taxes or taxes based upon the receipt of the Rent payable hereunder and rent payable by other tenants of the Project, including gross receipts or sales taxes applicable to the receipt of such rent, unless required to be paid by Tenant or other tenants of the Project.

4. Bicycle Storage Area. Section 5.3.1 of this Lease shall be amended to provide that Tenant’s use of the Landlord Bicycle Storage Area shall be non-exclusive.

5. Services and Utilities. The corresponding Sections of Article 6 of this Lease shall be deleted and replaced with the following.

6.1.1 HVAC. In accordance with the “Base Building” definition as provided in Section 1 of the Work Letter, each Building shall be equipped with a heating and air conditioning (“HVAC”) system serving the applicable Building (the “BB HVAC System”). Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide BB HVAC System service for normal comfort for normal office use in the Premises, assuming an office occupancy density no greater than one (1) person for any 125 rentable square feet of space, from 8:00 A.M. to 6:00 P.M. Monday through Friday (the “Building Hours”), except for the date of observation of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord’s discretion, other locally or nationally recognized holidays (collectively, the “Holidays”). Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the BB HVAC System. If Tenant desires to use HVAC during hours other than Building Hours, Tenant shall give Landlord’s property management office such prior notice (which shall be via telephone or an

EXHIBIT K

on-line system), if any, as Landlord reasonably shall from time to time establish as appropriate, of Tenant’s desired use of HVAC, and Landlord shall supply such HVAC to Tenant at such hourly cost to Tenant (which shall be treated as Additional Rent) as Landlord shall from time to time establish, provided that such costs shall be Landlord’s good faith estimate of the cost of providing such service with no markup for profit to Landlord.

6.1.9 Access Control. As part of the construction of the Base Buildings, Landlord shall install an access-control system for the Buildings and Parking Facilities, including, without limitation, door access controls, lobby turnstiles and elevator access controls; provided that the parties acknowledge that the North Lobby[ is ][ADD IF APPLICABLE—and the South Lobby are] open to the public, and access will not be restricted during general business hours. Landlord shall not be obligated to provide any other security equipment. Notwithstanding any provision to the contrary set forth in this Lease, in no case, shall Landlord be liable for personal injury or property damage for any lack of security in the Building or for any error with regard to the admission to or exclusion from the Buildings or Project of any person.

6. Assignment and Subletting. The following shall be added to Section 14.2 of this Lease.

14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease; or

14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, is then currently engaged in active negotiations with Landlord, or has negotiated with Landlord during the five (5)-month period immediately preceding the Transfer Notice, for space within the Project (and, in such latter instance, Landlord has (or reasonably anticipates it will have) available space in the Project suitable to meet such proposed Transferee’s occupancy needs).

7. Roof Deck. Article 22 of this Lease shall be deleted and replaced with the following.

22.1 In General. Tenant shall have the right to use, on a non-exclusive basis, the roof deck located on the seventh (7th) floor of the North Building (the “Roof Deck”), which Roof Deck shall, for purposes of this Lease, be deemed part of the Common Areas. Tenant’s use of the Roof Deck shall be subject to such reasonable rules and regulations as may be prescribed by Landlord from time to time. Tenant shall not make any improvements or alterations to the Roof Deck, nor shall Tenant be permitted to install or place on the Roof Deck any furniture, fixtures, plants, graphics, signs or insignias or other items of any kind whatsoever.

22.2 Landlord Use Rights. Landlord shall have the right to temporarily close the Roof Deck or limit access thereto from time to time (i) in connection with Landlord’s maintenance or repair of the Roof Deck or Buildings and (ii) for other reasonable purposes, including, without limitation, for events hosted on behalf of or for Landlord (collectively, “Landlord Use Rights”). Subject to the terms of this Article 22, Tenant shall allow Landlord and Landlord’s permitted users of the Roof Deck access to Tenant’s restrooms located in its Premises during any Landlord Use Rights, if no other restrooms are reasonably available in connection with the same.

EXHIBIT K

22.3 Other Terms. Landlord and Tenant acknowledge and agree that (i) Tenant shall be responsible for supervising and controlling access to the Roof Deck by Tenant’s employees, officers, directors, shareholders, agents, representatives, contractors and invitees (the “Roof Deck Users”); and (ii) Landlord is not responsible for supervising and controlling access to the Roof Deck, except in connection with Landlord’s exercise of Landlord’s Use Rights. Except to the extent arising as a consequence of the negligence or willful misconduct of Landlord: (a) Tenant assumes the risk for any Loss arising out of the use or misuse of the Roof Deck by Tenant’s Roof Deck Users, and Tenant releases and discharges Landlord from and against any such loss, claim, damage or liability; (b) Tenant further agrees to indemnify, defend and hold Landlord and the Landlord Parties, harmless from and against any and all losses and claims relating to or arising out of the use or misuse of the Roof Deck by Tenant or Tenant’s Roof Deck Users. Except to the extent arising as a consequence of the negligence or willful misconduct of Tenant: (A) Landlord assumes the risk for any Loss arising out of the use or misuse of the Roof Deck by Landlord’s Roof Deck Users, and Landlord releases and discharges Tenant from and against any such Loss; (B) Landlord further agrees to indemnify, defend and hold Tenant and the Tenant Parties, harmless from and against any and all Losses relating to or arising out of the use or misuse of the Roof Deck by Landlord or Landlord’s Roof Deck Users. Neither party shall have any liability or responsibility to monitor the use, or manner of use, by the Roof Deck Users of the other party.

8. Signs. Sections 23.3 and 23.5 of this Lease shall be deleted and replaced with the following.

23.3 Lobby Signage. Original Tenant and any Permitted Transferee Assignee, at Tenant’s sole cost and expense, shall have the non-exclusive right to install, repair and maintain its name and/or logo in the North Lobby and the South Lobby. Any such installation, repair and/or maintenance shall be subject to compliance with Applicable Laws and Landlord’s prior approval of any such signs (including the size and location of any such signs), which approval shall not be unreasonably withheld, conditioned or delayed. In any event, Tenant shall be entitled to building standard signage in the lobby directory of the North Complex and the South Complex throughout the Lease Term.

23.5 Exterior Signage. Throughout the Lease Term, as the same may be extended, so long as Tenant satisfies the Minimum Signage Threshold, Original Tenant and any Permitted Transferee Assignee, at Tenant’s sole cost and expense, shall have the non-exclusive right (except to the extent provided below) to install, repair and maintain (i) its name and logo on any monument sign installed by Landlord (in Landlord’s sole discretion) and associated with a particular Building in which all or a portion of the Premises is located (provided that Tenant hereby acknowledges and agrees that no monument sign exists as of the date of this Lease, and Landlord has no obligation to install any monument sign for any Building), and (ii) Tenant’s prorata share of signs applicable to the office space of the Project generally, and exclusive signage rights for exterior signage that pertains to a particular Building, which Tenant is then leasing the entirety of, which exterior signs may be Tenant’s name and/or logo. The location of all exterior signs available for office tenants of the Project are shown on Exhibit J attached

EXHIBIT K

hereto. Landlord shall work with Tenant to obtain City and other required approvals of such monument and exterior signs. Any such installation, repair and/or maintenance (including the exact location thereof) shall be subject to compliance with Applicable Laws, the Underlying Documents and Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary set forth herein, Landlord shall be entitled to grant any retail tenants the rights to install their standard building sign package, including, eyebrow signage, blade signage, and store front signage, on or about their premises, and may grant such retail tenants monument signage rights, with the name and/or logo of such tenant located below Tenant’s name and logo on any shared monument sign. The anticipated size, types and locations of retail signage are set forth on Exhibit J-1 attached hereto; provided that the exact size, types and locations of such signage shall be reasonably determined by Landlord in consultation with Tenant (but such consultation shall not be required if Landlord does not depart from the signage shown on Exhibit J-1) and subject to City and other required approvals and the Underlying Documents. In addition, Landlord may grant exterior signage rights to other tenants of the Project, based on the locations of signage shown on Exhibit J attached hereto. The term “Minimum Signage Threshold” shall mean that the Original Tenant and/or its Permitted Transferee Assignee shall not have, in the aggregate, subleased (pursuant to a sublease or subleases then in effect) more than, twenty-five percent (25%) of the rentable square footage of the then-existing Premises.

9. Tenant Parking. Section 28.1 of this Lease shall be modified to proportionately reduce to the total resulting from multiplying the total maximum number of Give-Back Parking Passes and Subleased Parking Passes by a ratio based on the number of rentable square feet in the then-existing Premises compared to the number of rentable square feet in the entire initial Premises.

10. Shuttle Service. Section 29.40 of this Lease shall be deleted and replaced with the following.

29.40 Shuttle Service. Subject to the provisions of this Section 29.40, so long as no Default is continuing, Landlord shall operate (or provide for the operation of), throughout the Lease Term, a shuttle service (the “Shuttle Service”) at the Project, for non-exclusive use by Tenant’s employees at the Project (“Shuttle Service Riders”) in common with other tenants and occupants of the Project. The use of the Shuttle Service shall be subject to the reasonable rules and regulations reasonably established from time to time by Landlord, and/or the operator of the Shuttle Service, provided that any such rules and regulations do not expressly contradict any of the terms set forth in this Section 29.40. Landlord will reasonably designate (a) the hours of operation of the Shuttle Service, which shall at least include the hours of 8 a.m. through 10:30 a.m. and 4:30 p.m. through 7:30 p.m., five (5) days a week (excluding weekends and holidays) (the “Shuttle Service Hours”), (b) the frequency of stops, and (c) designated routes, which shall include stops at the nearest BART Station and CalTrain Station. Landlord and Tenant acknowledge that the use of the Shuttle Service by the Shuttle Service Riders shall be at their own risk. Landlord agrees that, if Tenant so elects and appoints a representative, Landlord shall meet and confer with Tenant’s representative from time to time regarding the manner in which the Shuttle Service is operated, including the Shuttle Service Hours, the number and capacity of shuttles, and the designated routes of the Shuttle Service; provided, however, any suggestions or requests made by Tenant’s representative shall not be binding on Landlord, but shall be taken

EXHIBIT K

into reasonable consideration. Subject to Tenant’s obligation to reimburse Landlord for after-Shuttle Service Hours costs, as set forth above, there shall be no fee payable by the Shuttle Service Riders for use of the Shuttle Service and the cost of the Shuttle Service shall be excluded from the Operating Expenses of the Project, as set forth in Section 4.2.4(l) above

EXHIBIT K